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                 LOAN AND SECURITY AGREEMENT


                        by and between


                    INTERGRAPH CORPORATION

                             and


                 FOOTHILL CAPITAL CORPORATION


                Dated as of December 20, 1996



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                      TABLE OF CONTENTS
                      -----------------

                                                        Page(s)
                                                        -------

1.  DEFINITIONS AND CONSTRUCTION.                            1
          1.1  Definitions                                   1
          1.2  Accounting Terms                             24
          1.3  Code                                         25
          1.4  Construction                                 25
          1.5  Schedules and Exhibits.                      25

2.  LOAN AND TERMS OF PAYMENT.                              25
          2.1  Revolving Advances.                          25
          2.2  Letters of Credit.                           26
          2.3  Term Loan                                    29
          2.4  [Intentionally omitted].                     29
          2.5  Overadvances                                 29
          2.6  Interest and Letter of Credit Fees: Rates,
               Payments, and Calculations.                  29
          2.7  Collection of Accounts                       30
          2.8  Crediting Payments; Application of
               Collections                                  31
          2.9  Designated Account.                          31
          2.10 Maintenance of Loan Account; Statements of
               Obligations.                                 32
          2.11 Fees.                                        32

3.  CONDITIONS; TERM OF AGREEMENT.                          33
          3.1 Conditions Precedent to the Initial Advance, and Letter of Credit, and the Term Loan. 33
          3.2  Conditions Precedent to all Advances, all
               Letters of Credit, and the Term Loan.        36
          3.3  Condition Subsequent.                        36
          3.4  Term.                                        39
          3.5  Effect of Termination.                       39
          3.6  Early Termination by Borrower.               39
          3.7  Termination Upon Event of Default.           40

4.  CREATION OF SECURITY INTEREST.                          40
          4.1  Grant of Security Interest.                  40
          4.2  Negotiable Collateral.                       41
          4.3  Collection of Accounts, General Intangibles,
               and Negotiable Collateral.                   42
          4.4  Delivery of Additional Documentation
               Required.                                    42
          4.5  Power of Attorney.                           43
          4.6  Right to Inspect.                            43

5.  REPRESENTATIONS AND WARRANTIES.                         44
          5.1  No Encumbrances.                             44
          5.2  Eligible Accounts.                           44
          5.3  Eligible Domestic Inventory.                 44
          5.4  Equipment.                                   44
          5.5  Location of Inventory and Equipment.         44
          5.6  Inventory Records.                           44
          5.7  Location of Chief Executive Office; FEIN.    45
          5.8  Due Organization and Qualification;
               Subsidiaries.                                45
          5.9  Due Authorization; No Conflict.              45
          5.10 Litigation.                                  46
          5.11 No Material Adverse Change.                  47
          5.12 Solvency.                                    47
          5.13 Employee Benefits.                           47
          5.14 Environmental Condition.                     47
          5.15 Securities Accounts.                         48

6.  AFFIRMATIVE COVENANTS.                                  48
          6.1  Accounting System.                           48
          6.2  Collateral Reporting.                        48
          6.3  Financial Statements, Reports, Certificates. 49
          6.4  Tax Returns.                                 50
          6.5  Guarantor Reports.                           51
          6.6  Returns.                                     51
          6.7  Title to Equipment.                          51
          6.8  Maintenance of Equipment.                    51
          6.9  Taxes.                                       51
          6.10 Insurance.                                   52
          6.11 No Setoffs or Counterclaims.                 53
          6.12 Location of Inventory and Equipment.         53
          6.13 Compliance with Laws.                        54
          6.14 Employee Benefits.                           54
          6.15 Leases.                                      55

7.  NEGATIVE COVENANTS.                                     55
          7.1  Indebtedness.                                55
          7.2  Liens.                                       56
          7.3  Restrictions on Fundamental Changes.         56
          7.4  Disposal of Assets.                          57
          7.5  Change Name.                                 57
          7.6  [intentionally omitted].                     57
          7.7  Nature of Business.                          57
          7.8  Prepayments and Amendments.                  57
          7.9  Change of Control.                           57
          7.10 Consignments.                                57
          7.11 Distributions.                               58
          7.12 Accounting Methods.                          58
          7.13 Investments.                                 58
          7.14 Transactions with Affiliates.                58
          7.15 Suspension.                                  58
          7.16 [intentionally omitted].                     58
          7.17 Use of Proceeds.                             58
          7.18 Change in Location of Chief Executive Office;
               Inventory and Equipment with Bailees.        59
          7.19 No Prohibited Transactions Under ERISA       59
          7.20 Financial Covenants.                         60
          7.21 Capital Expenditures.                        60

8.  EVENTS OF DEFAULT.                                      60

9.  FOOTHILL'S RIGHTS AND REMEDIES.                         62
          9.1  Rights and Remedies.                         62
          9.2  Remedies Cumulative.                         65

10. TAXES AND EXPENSES.                                     65

11. WAIVERS; INDEMNIFICATION                                66
          11.1 Demand; Protest; etc.                        66
          11.2 Foothill's Liability for Collateral.         66
          11.3 Indemnification.                             66

12. NOTICES.                                                66

13. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.             68

14. DESTRUCTION OF BORROWER'S DOCUMENTS.                    68

15. GENERAL PROVISIONS.                                     69
          15.1  Effectiveness.                              69
          15.2  Successors and Assigns.                     69
          15.3  Section Headings.                           69
          15.4  Interpretation.                             69
          15.5  Severability of Provisions.                 69
          15.6  Amendments in Writing.                      69
          15.7  Counterparts; Telefacsimile Execution.      69
          15.8  Revival and Reinstatement of Obligations.   70
          15.9  Integration.                                70
          15.10 Confidentiality.                            71


            SCHEDULES AND EXHIBITS
            ----------------------

Schedule E-1             Eligible Domestic Inventory Locations
Schedule P-1             Permitted Liens
Schedule P-2             Permitted Other Investments
Schedule R-1             Real Property Collateral
Schedule 5.8             Subsidiaries -- Capitalization and Assets
Schedule 5.10            Litigation
Schedule 5.13            ERISA Benefit Plans
Schedule 5.14            Environmental Condition
Schedule 6.12            Location of Inventory and Equipment
Schedule 7.1             Indebtedness

Exhibit A-1              Form of Aircraft Security Agreement
Exhibit C-1              Form of Compliance Certificate
Exhibit C-2              Form of Copyright Security Agreement
Exhibit P-1              Form of Patent Security Agreement
Exhibit P-2              Form of Pledge Agreement
Exhibit T-1              Form of Trademark Security Agreement
Exhibit V-1              Form of VCOC Letter


                 LOAN AND SECURITY AGREEMENT


      THIS LOAN AND SECURITY AGREEMENT (this "Agreement"), is entered into as of December 20, 1996, between FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, and INTERGRAPH CORPORATION, a Delaware corporation ("Borrower"), with its chief executive office located at One Madison Industrial Park, Huntsville, Alabama 35894.


     The parties agree as follows:

     1.   DEFINITIONS AND CONSTRUCTION.

          1.1 Definitions. As used in this Agreement, the following terms shall have the following definitions:

               "Account Debtor" means any Person who is or who may become obligated under, with respect to, or on account of, an Account.

               "Accounts" means all presently existing and hereafter arising accounts, contract rights, and all other forms of obligations owing to Borrower arising out of the sale, license, or lease of goods or software or the rendition of services by Borrower, irrespective of whether earned by performance, and any and all credit insurance, guaranties, or security therefor.

               "Advances" has the meaning set forth in Section 2.1(a).

               "Affiliate" means, as applied to any Person, any other Person who directly or indirectly controls, is controlled by, is under common control with or is a director or officer of such Person. For purposes of this definition, "control" means: (a) solely when "Affiliate" is used in determining Eligible Accounts, the possession, directly or indirectly, of the power to vote 5% or more of the securities having ordinary voting power for the election of directors or the direct or indirect power to direct the management and policies of a Person; and (b) in all other cases, the possession, directly or indirectly, of the power to vote 10% or more of the securities having ordinary voting power for the election of directors or the direct or indirect power to direct the management and policies of a Person.

               "Agreement" has the meaning set forth in the preamble hereto.

               "Aircraft Security Agreement" means an Aircraft
Security Agreement, in the form of Exhibit A-1 attached hereto, dated as of even date herewith, between Borrower and Foothill.

               "AnaTech Division" means the AnaTech Division of Borrower.

               "AnaTech Accounts" means Accounts created by the AnaTech Division.

               "Appraised Assets" means items of Equipment that are the subject of that certain appraisal, dated December 11, 1996, performed by Acuval Associates, Inc. or any subsequent appraisal performed by a qualified appraiser satisfactory to Foothill.

               "Asset Disposition" means any sale, license, lease, exchange, transfer, or other disposition (including any disposition as part of a sale and lease-back transaction), directly or indirectly, by Borrower of any of the properties or assets of Borrower.

               "Authorized Person" means any officer or other employee of Borrower.

               "Average Unused Portion of Maximum Revolving Amount" means, as of any date of determination, (a) the Maximum Revolving Amount, less (b) the sum of (i) the average Daily Balance of Advances that were outstanding during the immediately preceding month, plus (ii) the average Daily Balance of the Letter of Credit Usage during the immediately preceding month.

               "Availability" means the amount of money that Borrower is entitled to borrow as Advances under Section 2.1, such amount being the difference derived when (a) the sum of the principal amount of Advances then outstanding (including any amounts that Foothill may have paid for the account of Borrower pursuant to any of the Loan Documents and that have not been reimbursed by Borrower) is subtracted from (b) the lesser of (i) the Maximum Revolving Amount less the Letter of Credit Usage, or (ii) the Borrowing Base less the Letter of Credit Usage.

               "Bankruptcy  Code"  means  the  United  States
Bankruptcy Code (11 U.S.C. 101 et seq.), as amended, and any successor statute.

               "Benefit Plan" means a "defined benefit plan" (as defined in Section 3(35) of ERISA) for which Borrower, any Subsidiary of Borrower, or any ERISA Affiliate has been an "employer" (as defined in Section 3(5) of ERISA) within the past six years.

               "Bentley Equity Interests" means the equity interests in Bentley Systems, Inc. owned of record by Borrower and the rights of Borrower related thereto under that certain Stockholders' Agreement, dated June 11, 1987, by and among Bentley Systems, Inc., Borrower, and the "Management Stockholders" party thereto (as amended).

               "Bestinfo" means Bestinfo, Inc., a Delaware corporation.

               "Books" means all of Borrower's books and records including: ledgers; records indicating, summarizing, or evidencing Borrower's properties or assets (including the Collateral) or liabilities; all information relating to Borrower's business operations or financial condition; and all computer programs, disk or tape files, printouts, runs, or other computer prepared information.

               "Borrower" has the meaning set forth in the preamble to this Agreement.

               "Borrowing Base" has the meaning set forth  in
Section 2.1(a). For purposes of this definition, any amount that is denominated in a currency other than Dollars shall be valued in Dollars based on the applicable Exchange Rate for such currency as of the date 1 Business Day prior to the date of determination.

               "Business Day" means any day that is not a Saturday, Sunday, or other day on which national banks are authorized or required to close.

               "Change of Control" shall be deemed to have occurred at such time as a "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of
1934), directly or indirectly, of more than 25% of the total voting power of all classes of stock then outstanding of Borrower entitled to vote in the election of directors.

               "Chelmsford Property" means the Real  Property
(and related improvements thereto) of Borrower located in or about Chelmsford, Massachusetts.

               "Closing Date" means the date of the first to occur of the making of the initial Advance, the issuance of the initial Letter of Credit, or the funding of the Term Loan.

               "Code" means the California Uniform Commercial Code.

               "Collateral"  means  all  right,  title,   or
interest of Borrower with respect to the following:

               (a)  the Accounts,

               (b)  the Books,

               (c)  the Equipment,

               (d)  the General Intangibles,

               (e)  the Inventory,

               (f)  the Negotiable Collateral,

               (g)  the Real Property Collateral,

               (h) any money, or other assets of Borrower that now or hereafter come into the possession, custody, or control of Foothill, and

               (i)  the  proceeds  and  products,  whether
tangible  or  intangible, of any of the  foregoing,  including proceeds of insurance covering any or all of the Collateral, and any and all Accounts, Books, Equipment, General Intangibles, Inventory, Negotiable Collateral, Real Property, money, deposit accounts, or other tangible or intangible property resulting from the sale, exchange, collection, or other disposition of any of the foregoing, or any portion thereof or interest therein, and the proceeds thereof.

               "Collateral Access Agreement" means a landlord waiver, mortgagee waiver, bailee letter, or acknowledgement agreement of any warehouseman, processor, lessor, consignee, or other Person in possession of, having a Lien upon, or having rights or interests in the Equipment or Inventory, in each case, in form and substance reasonably satisfactory to Foothill.

               "Collections" means all cash, checks, notes, instruments, and other items of payment (including, insurance proceeds, proceeds of cash sales, rental proceeds, and tax refunds).

               "Compliance Certificate" means a certificate substantially in the form of Exhibit C-1 and delivered by the chief financial officer or the chief accounting officer of Borrower to Foothill.

               "Consolidated Current Assets" means, as of any date of determination, the aggregate amount of all current assets of Borrower and its Subsidiaries that would, in accordance with GAAP, be classified on a balance sheet as current assets.

               "Consolidated Current Liabilities" means, as of any date of determination, the aggregate amount of all current liabilities of Borrower and its Subsidiaries that would, in accordance with GAAP, be classified on a balance sheet as current liabilities. For purposes of this definition, all Obligations outstanding under this Agreement shall be deemed to be current liabilities without regard to whether they would be deemed to be so under GAAP.

               "Copyright   Security  Agreement"   means   a
Copyright Security Agreement, in the form of Exhibit C-2 attached hereto, dated as of even date herewith, between Borrower and Foothill.

               "Currency Protection Agreement" shall mean any currency swap, cap, or collar agreement or other similar insurance-type agreement in connection with hedging against foreign currency rate fluctuations.

               "Daily  Balance"  means  the  amount  of   an
Obligation owed at the end of a given day.

               "deems itself insecure" means that the Person deems itself insecure in accordance with the provisions of
Section 1208 of the Code.

               "Default" means an event, condition, or default that, with the giving of notice, the passage of time, or both, would be an Event of Default.

               "Designated Account" means account number 4068-0637 of Borrower maintained with Borrower's Designated Account Bank, or such other deposit account of Borrower (located within the United States) which has been designated, in writing and from time to time, by Borrower to Foothill.

               "Designated Account Bank" means Citibank, N.A., whose office is located at 399 Park Avenue, New York, New York
10043, and whose ABA number is 021-000-089.

               "Dilution" means, in each case based upon the experience of the immediately prior 90 days, the result of dividing the Dollar amount of (a) bad debt write-downs, discounts, returns, credits, or other dilution with respect to the Accounts, by (b) Collections with respect to Accounts (in each case, excluding intercompany Accounts and extraordinary items) plus the Dollar amount of clause (a).

               "Dilution Reserve" means, as of any date of determination pursuant to the report of Dilution delivered under Section 6.2, an amount sufficient to reduce Foothill's advance rate against Eligible Accounts by 1 percentage point for each percentage point by which Dilution is in excess of 8%.

               "Disbursement Letter" means an instructional letter executed and delivered by Borrower to Foothill regarding the extensions of credit to be made on the Closing Date, the form and substance of which shall be reasonably satisfactory to Foothill.

               "Dollars or $" means United States dollars.

               "Domestic Accounts" means Accounts with respect to which the Account Debtor maintains its chief executive office in the United States or is organized under the laws of the United States or any State thereof.

               "Early Termination Premium" has the meaning set forth in Section 3.6.

               "Eligible  Accounts" means  Eligible  Domestic
Accounts and Eligible Unbilled Accounts.

               "Eligible  Domestic  Accounts"  means   those
Accounts created by Borrower in the ordinary course of business, that arise out of Borrower's sale, license, or lease of goods or software or rendition of services, and that strictly comply with each and all of the representations and warranties respecting Accounts made by Borrower to Foothill in the Loan Documents; provided, however, that standards of eligibility may be fixed and revised from time to time by Foothill in Foothill's reasonable credit judgment. Eligible Domestic Accounts shall not include the following:

               (a) Accounts that the Account Debtor has failed to pay within 60 days of due date (or, in the case of Federal
Accounts, 90 days of due date) or Accounts with selling terms of more than 60 days;

               (b) Accounts owed by an Account Debtor or its Affiliates where 50% or more of all Accounts owed by that Account Debtor
(or its Affiliates) are deemed ineligible under clause (a) above;

               (c) Accounts with respect to which the Account Debtor is an employee, Affiliate, or agent of Borrower;

               (d)  Accounts with respect to which goods are placed on
consignment,  guaranteed  sale,  sale  or  return,   sale   on
approval, bill and hold, or other terms by reason of which the payment by the Account Debtor may be conditional;

               (e) Accounts that are not payable in Dollars or with respect to which the Account Debtor: (i) does not maintain its chief executive office in the United States, or (ii) is not organized under the laws of the United States or any State thereof, or (iii) is the government of any foreign country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof, unless (y) the Account is supported by an irrevocable letter of credit that is satisfactory to Foothill (as to form, substance, and issuer or domestic confirming bank) and that, upon the occurrence and during the continuance of an Event of Default, has been delivered to Foothill and is directly drawable by Foothill (provided, however, that nothing herein shall limit Foothill's right to not make an Advance or issue a
Letter   of   Credit  upon  the  occurrence  and  during   the
continuance of an Event of Default), or (z) the Account is covered by credit insurance in form and amount, and by an insurer, satisfactory to Foothill;

               (f) Accounts with respect to which the Account Debtor is a creditor of Borrower, has or has asserted a right of setoff, has disputed its liability (whether pursuant to a contractual discrepancy or otherwise), or has made any claim with respect to the Account; provided, however, that the foregoing only shall apply to the extent of such right of setoff, disputed liability, or other claim giving rise to such contra-account.

               (g) Accounts with respect to an Account Debtor whose total obligations owing to Borrower exceed 10% of all Eligible Accounts, to the extent of the obligations owing by such
Account   Debtor  in  excess  of  such  percentage;  provided,
however, that in the case of the United States and its departments, agencies, and instrumentalities, taken as a whole, the foregoing percentage shall be fifty percent (50%) before the excess would be deemed ineligible;

               (h) Accounts with respect to which the Account Debtor is subject to any Insolvency Proceeding, or becomes insolvent, or goes out of business;

               (i) Accounts the collection of which Foothill, in its reasonable credit judgment, believes to be doubtful by reason of the Account Debtor's financial condition and with respect to which Foothill has notified Borrower of such belief;

               (j) Accounts (other than Eligible Unbilled Accounts) with respect to which the goods giving rise to such Account have not been shipped and billed to the Account Debtor, the services giving rise to such Account have not been performed and accepted by the Account Debtor, or the Account otherwise does not represent a final sale;

               (k) Accounts with respect to which the Account Debtor is located in the states of New Jersey, Minnesota, Indiana, or
West Virginia (or any other state that requires a creditor  to file  a Business Activity Report or similar document in  order to  bring suit or otherwise enforce its remedies against  such
Account  Debtor in the courts or through any judicial  process of  such  state), unless Borrower has qualified to do business in  New  Jersey,  Minnesota, Indiana, West Virginia,  or  such other  states,  or  has filed a Notice of Business  Activities
Report   with   the  applicable  division  of  taxation,   the
department of revenue, or with such other state offices, as appropriate, for the then-current year, or is exempt from such filing requirement;

               (l) At such times as Foothill may determine in its sole discretion, Federal Accounts (exclusive, however, of Accounts
with   respect  to  which  Borrower  has  complied,   to   the
satisfaction of Foothill and subject to Section 4.4(c) hereof, with the Assignment of Claims Act, 31 U.S.C. 3727);

               (m) At such times as Foothill may determine in its sole discretion, Accounts with respect to which the Account Debtor is any State of the United States (exclusive, however, of: (i)
Accounts owed by any State that does not have a statutory counterpart to the Assignment of Claims Act; and (ii) Accounts owed by any State that has a statutory counterpart to the Assignment of Claims Act and with respect to which Borrower has complied, to the satisfaction of Foothill and subject to
Section 4.4(c) hereof, with such statutory counterpart);

               (n) Federal Accounts arising under any one underlying contract or any series of related underlying contracts, the total  amount of which obligations owing Borrower exceeds  10%
of all Eligible Accounts, to the extent of the obligations owing under such contract or contracts in excess of such percentage;

               (o) Federal Accounts in respect of which the subject contract for goods and services is designated by the Account Debtor as "classified" (i.e., the ability of Foothill to receive information regarding such contract or such Account is restricted by rules or regulations of the United States or any department, agency, or instrumentality of the United States in respect of classified information);

               (p)  Optronics Accounts or AnaTech Accounts;

               (q) Accounts which represent progress payments or other advance billings that are due prior to the completion of performance by Borrower of the subject contract for  goods  or services, except to the extent that such progress payments  or other advance billings are expressly permitted by the terms of
the   subject   contract  (including  so-called   "maintenance
contracts"); or

               (r) Accounts with respect to which a surety or other bond has been issued in respect of the performance by Borrower of the subject contract for goods or services.

               "Eligible  Domestic Inventory" means  Eligible
Domestic  Finished Goods Inventory and Eligible  Domestic  Raw
Materials Inventory.

               "Eligible Domestic Finished Goods Inventory" means Inventory consisting of first quality finished goods held for sale or license in the ordinary course of Borrower's business, that are located at or in-transit between Borrower's premises identified on Schedule E-1, and that strictly comply with each and all of the representations and warranties respecting Inventory made by Borrower to Foothill in the Loan Documents; provided, however, that standards of eligibility may be fixed and revised from time to time by Foothill in Foothill's reasonable credit judgment. In determining the amount to be so included, Inventory shall be valued at the lower of cost or market on a basis consistent with Borrower's current and historical accounting practices. An item of Inventory shall not be included in Eligible Domestic Finished Goods Inventory if:

               (a)  through (g) are manually numbered(a)    it
is not owned solely by Borrower or Borrower does not have good, valid, and marketable title thereto;

               (b) it is not located at one of the locations set forth on Schedule E-1;

               (c) it is not located on property owned or leased by Borrower or in a contract warehouse, in each case, subject to a Collateral Access Agreement executed by the mortgagee, lessor, the warehouseman, or other third party, as the case may be, and segregated or otherwise separately identifiable from goods of others, if any, stored on the premises;

               (d) it is not subject to a valid and perfected first priority security interest in favor of Foothill;

               (e) it consists of goods returned or rejected by Borrower's customers or goods in transit;

               (f) it is Inventory of the Optronics Division or the AnaTech Division; or

               (g)  it  is  obsolete  or  slow  moving,   a
restrictive or custom item, raw materials, work-in-process, a component that is not part of finished goods, or constitutes spare parts (other than spare parts located at the Huntsville Property), packaging and shipping materials, supplies used or consumed in Borrower's business, Inventory subject to a Lien in favor of any third Person, bill and hold goods, defective goods, "seconds," or Inventory acquired on consignment.

               "Eligible Domestic Raw Materials Inventory" means Inventory that does not qualify as Eligible Domestic Finished Goods Inventory solely because it constitutes raw materials consisting of components used as a part of first quality finished goods held for sale in the ordinary course of Borrower's business.

               "Eligible  Unbilled  Accounts"  means   those
Domestic Accounts created by Borrower that would qualify as Eligible Domestic Accounts except for the fact that they constitute Unbilled Accounts.

               "Equipment" means all of Borrower's present and hereafter acquired machinery, machine tools, motors, equipment, furniture, furnishings, fixtures, vehicles (including motor vehicles and trailers), tools, parts, goods (other than consumer goods, farm products, or Inventory), wherever located, including, (a) any interest of Borrower in any of the foregoing, and (b) all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing.

               "ERISA"  means the Employee Retirement  Income
Security Act of 1974, 29 U.S.C. 1000 et seq., amendments thereto, successor statutes, and regulations or guidance promulgated thereunder.

               "ERISA Affiliate" means (a) any corporation subject to ERISA whose employees are treated as employed by the same employer as the employees of Borrower under IRC
Section 414(b), (b) any trade or business subject to ERISA whose employees are treated as employed by the same employer as the employees of Borrower under IRC Section 414(c), (c) solely for purposes of Section 302 of ERISA and Section 412 of the IRC, any organization subject to ERISA that is a member of an affiliated service group of which Borrower is a member under IRC Section 414(m), or (d) solely for purposes of
Section 302 of ERISA and Section 412 of the IRC, any party subject to ERISA that is a party to an arrangement with Borrower and whose employees are aggregated with the employees of Borrower under IRC Section 414(o).

              "ERISA Event" means (a) a Reportable Event with respect to any Benefit Plan or Multiemployer Plan, (b) the withdrawal of Borrower, any of its Subsidiaries or ERISA Affiliates from a Benefit Plan during a plan year in which it was a "substantial employer" (as defined in Section 4001(a)(2) of ERISA), (c) the providing of notice of intent to terminate a Benefit Plan in a distress termination (as described in Section 4041(c) of ERISA), (d) the institution by the PBGC of proceedings to terminate a Benefit Plan or Multiemployer Plan,
(e)  any  event or condition (i) that provides a  basis  under
Section 4042(a)(1), (2), or (3) of ERISA for the termination of, or the appointment of a trustee to administer, any Benefit Plan or Multiemployer Plan, or (ii) that may result in termination of a Multiemployer Plan pursuant to Section 4041A of ERISA, (f) the partial or complete withdrawal within the meaning of Sections 4203 and 4205 of ERISA, of Borrower, any of its Subsidiaries or ERISA Affiliates from a Multiemployer Plan, or (g) providing any security to any Plan under Section 401(a)(29) of the IRC by Borrower or its Subsidiaries or any of their ERISA Affiliates.

               "Event of Default" has the meaning set forth in Section 8.

               "Exchange Rate" means the nominal rate of exchange available to Foothill in a chosen foreign exchange market for the purchase of the applicable non-Dollar currency at 12:00 noon, local time, 1 Business Day prior to any date of determination, expressed as the number of units of such currency per Dollar.

               "Excluded Foreign Portion" means, with respect to any Foreign Subsidiary, the portion (if any) of the equity securities of such Subsidiary owned of record by Borrower with voting power that is in excess of 65% of the total combined voting power of issued and outstanding stock of such Subsidiary entitled to vote.

               "Excluded Foreign Subsidiary Securities" means
(a) the Excluded Foreign Portion (if any) of the equity securities of any Foreign Subsidiary of Borrower identified in
Schedule II of the Pledge Agreement (as the same may be amended or supplemented from time to time), and (b) subject to the last paragraph of Section 6.3, 100% of the fully diluted issued and outstanding equity securities of any other Foreign Subsidiary of Borrower.

               "Existing Lender" means Citicorp USA, Inc., as the representative of certain banks and other financial institutions.

               "Federal Accounts" means Accounts where the United States or any department, agency, or instrumentality of the United States is the Account Debtor.

               "FEIN" means Federal Employer Identification Number.

               "Foothill" has the meaning set forth in the preamble to this Agreement.

               "Foothill Account" has the meaning set forth in Section 2.7.

               "Foothill  Expenses"  means  all:   costs  or
expenses (including taxes, and insurance premiums) required to be paid by Borrower under any of the Loan Documents that are paid or incurred by Foothill; fees or charges paid or incurred by Foothill in connection with Foothill's transactions with Borrower, including, fees or charges for photocopying, notarization, couriers and messengers, telecommunication, public record searches (including tax lien, litigation, and UCC (or equivalent) searches and including searches with the patent and trademark office, the copyright office, or the department of motor vehicles), filing, recording, publication, appraisal (including periodic Personal Property Collateral or Real Property Collateral appraisals), real estate surveys, real estate title policies and endorsements, and environmental audits; costs and expenses incurred by Foothill in the disbursement of funds to Borrower (by wire transfer or otherwise); charges paid or incurred by Foothill resulting from the dishonor of checks; costs and expenses paid or incurred by Foothill to correct any default or enforce any provision of the Loan Documents, or in gaining possession of, maintaining, handling, preserving, storing, shipping, selling, preparing for sale, or advertising to sell the Personal Property Collateral or the Real Property Collateral, or any portion thereof, irrespective of whether a sale is consummated; costs and expenses paid or incurred by Foothill in examining Borrower's Books; costs and expenses of third party claims or any other suit paid or incurred by Foothill in enforcing or defending the Loan Documents or in connection with the transactions contemplated by the Loan Documents or Foothill's relationship with Borrower (or any of its Subsidiaries party to one or more Loan Documents); and Foothill's reasonable attorneys fees and expenses incurred in advising, structuring, drafting, reviewing, administering, amending, terminating, enforcing (including attorneys fees and expenses incurred in connection with a "workout," a "restructuring," or an Insolvency Proceeding concerning Borrower), defending, or concerning the Loan Documents, irrespective of whether suit is brought.

               "Foreign Subsidiary" means any Subsidiary organized under the laws of a jurisdiction other than the United States or any State thereof.

               "GAAP" means generally accepted accounting principles as in effect from time to time in the United
States, consistently applied.

               "General Intangibles" means all of Borrower's present and future general intangibles and other personal property (including contract rights, rights arising under common law, statutes, or regulations, choses or things in action, goodwill, patents, trade names, trademarks, servicemarks, copyrights, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, infringement claims, computer programs, information contained on computer disks or tapes, literature, reports, catalogs, deposit accounts, insurance premium rebates, tax refunds, and tax refund claims), other than goods, Accounts, and Negotiable Collateral.

               "Governing Documents" means the certificate or articles of incorporation, by-laws, or other organizational or governing documents of any Person.

               "Hazardous Materials" means (a) substances that are defined or listed in, or otherwise classified pursuant to, any applicable laws or regulations as "hazardous substances," "hazardous materials," "hazardous wastes," "toxic substances," or any other formulation intended to define, list, or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, reproductive toxicity, or "EP toxicity", (b) oil, petroleum, or petroleum derived substances, natural gas, natural gas liquids, synthetic gas, drilling fluids, produced waters, and other wastes associated with the exploration, development, or production of crude oil, natural gas, or geothermal resources,
(c) any flammable substances or explosives or any radioactive materials, and (d) asbestos in any form or electrical equipment that contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of 50 parts per million.

               "Huntsville Property" means the Real  Property
(and related improvements thereto) of Borrower located in or about Huntsville, Alabama.

               "IG  Australia"  means Intergraph  Corporation
Pty., Ltd.. a corporation organized under the laws of Australia.

               "IG  Australia Existing Lender" means National
Bank of Australia.

               "IG Australia Existing Lender Pay-Off Letter" means a letter, in form and substance reasonably satisfactory to Foothill, from IG Australia Existing Lender respecting the amount necessary to repay in full all of the obligations of Borrower or IG Australia owing to IG Australia Existing Lender and obtain a termination or release of all of the Liens existing in favor of IG Australia Existing Lender in and to the properties or assets of Borrower and its Subsidiaries.


               "IG Benelux" means Intergraph Benelux B.V., a corporation organized under the laws of The Netherlands.

               "IG Benelux Existing Lender" means ING  Bank, N.V..


               "IG Delaware" means Intergraph Delaware, Inc., a Delaware corporation.

               "Indebtedness" means: (a) all obligations of Borrower for borrowed money, (b) all obligations of Borrower evidenced by bonds, debentures, notes, or other similar instruments and all reimbursement or other obligations of Borrower in respect of letters of credit, bankers acceptances, interest rate swaps, or other financial products, (c) all obligations of Borrower under capital leases, (d) all obligations or liabilities of others secured by a Lien on any property or asset of Borrower, irrespective of whether such obligation or liability is assumed, and (e) any obligation of Borrower guaranteeing or intended to guarantee (whether guaranteed, endorsed, co-made, discounted, or sold with recourse to Borrower) any indebtedness, lease, dividend, letter of credit, or other obligation of any other Person; provided, however, that the term "Indebtedness" shall not include (i) liabilities or obligations arising out of or relating to guarantees, warranties, or other commitments that products or systems sold by Borrower or any of its Affiliates will meet particular performance or operating specifications ("Commercial Performance Guarantees"), or (ii) liabilities arising out of or relating to agreements or commitments of Borrower to maintain the financial condition or solvency of any Affiliate of Borrower that are made, in the ordinary course of Borrower's business consistent with past practices, in connection with or in fulfillment of any Commercial Performance Guarantee.

                "Insolvency Proceeding" means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

                "Interest Rate Agreement" shall mean any interest rate swap agreement or any other similar insurance-type agreement in connection with any interest "cap" or "collar" transaction or any other interest rate hedging transaction.

                "InterCAP"  means  InterCAP  Graphic  Systems,
Inc., a Delaware corporation.

                "Intercompany Notes" means promissory notes, if any, evidencing loan obligations between Borrower and any of its Subsidiaries that constitute loans qualifying under the
definition   of  "Permitted  Subsidiary  Loans   and   Capital
Contributions" or that are permitted under Section 7.1(d).

                "Inventory" means all present and future inventory in which Borrower has any interest, including goods held for sale, license, or lease or to be furnished under a contract of service and all of Borrower's present and future raw materials, work in process, finished goods, and packing and shipping materials, wherever located.

                "Inventory Advance Rate" means 25%; provided, however, that the Inventory Advance Rate shall at no time exceed the quotient, expressed as a percentage, equal to 100% of the Liquidation Value based upon the most recent third party appraisal of Borrower's Inventory located in the United States conducted by an appraiser selected by Foothill, divided by the value of Eligible Domestic Inventory on the date of such appraisal.

                "IRC" means the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

                "L/C" has the meaning set forth in Section 2.2(a).

                "L/C Guaranty" has the meaning set forth in Section 2.2(a).

                "Letter  of  Credit" means an L/C  or  an  L/C
Guaranty, as the context requires.

                "Letter of Credit Usage" means the sum of (a) the undrawn amount of Letters of Credit, plus (b) the amount of unreimbursed drawings under Letters of Credit.

                "Lien" means any interest in property securing
an obligation owed to, or a claim by, any Person other than the owner of the property, whether such interest shall be based on the common law, statute, or contract, whether such interest shall be recorded or perfected, and whether such interest shall be contingent upon the occurrence of some future event or events or the existence of some future circumstance or circumstances, including the lien or security interest arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, security agreement, adverse claim or charge, conditional sale or trust receipt, or from a lease, consignment, or bailment for security purposes and also including reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases, and other title exceptions and encumbrances affecting Real Property.

                "Liquidation Value" means, in respect of any item of Inventory or Equipment, the net orderly liquidation value of such item of Inventory or Equipment as determined by a qualified appraiser selected by Foothill.

                "Loan Account" has the meaning set forth in Section 2.10.

                "Loan Documents" means this Agreement, the Disbursement Letter, the Letters of Credit, the Lockbox Agreements, the Mortgages, the Aircraft Security Agreement, the Copyright Security Agreement, the Patent Security Agreement, the Pledge Agreement, the Trademark Security
Agreement, the VCOC Letter, any note or notes executed by Borrower and payable to Foothill, and any other agreement entered into, now or in the future, in connection with this Agreement.

                "Lockbox Account" shall mean a depositary account established pursuant to one of the Lockbox Agreements.

                "Lockbox  Agreements"  means  those   certain
Lockbox Operating Procedural Agreements and those certain Depository Account Agreements, in form and substance reasonably satisfactory to Foothill, each of which is among Borrower, Foothill, and one of the Lockbox Banks.

                "Lockbox  Banks" means Citibank,  N.A.,  First
National Bank of Chicago, and NationsBank of Georgia.

                "Lockboxes" has the meaning set forth in Section 2.7.

                "M&S" means M&S Computing Investments, Inc., a
Delaware corporation.

                "Material Adverse Change" means (a) a material adverse change in the business, operations, results of operations, assets, liabilities or condition of Borrower, (b) the material impairment of Borrower's ability to perform its obligations under the Loan Documents to which it is a party or of Foothill to enforce the Obligations or to realize upon the Collateral, (c) a material adverse effect on the value of the Collateral or the amount that Foothill would be likely to receive (after giving consideration to delays in payment and costs of enforcement) in the liquidation of such Collateral, or (d) a material impairment of the priority of Foothill's Liens with respect to the Collateral; provided, however, that the determination of any Material Adverse Change shall be made after giving effect to the reserves, if any, created by Foothill against the Borrowing Base, or the reduction, if any, made by Foothill of the applicable advance rates based upon the Borrowing Base, in each case, in respect of the event or circumstance giving rise to such material adverse change, material impairment, or material adverse effect.

               "Maturity Date" has the meaning set forth in Section 3.4.

               "Maximum Amount" means $100,000,000.

               "Maximum Revolving Amount" means, as of any date of determination, the result of (a) the Maximum Amount, minus (b) the then outstanding principal balance of the Term Loan.

               "Meadlock Note" means that certain promissory note, dated May 1, 1996, made by James Meadlock to the order of Borrower in the original principal amount of approximately
$4,400,000.

               "Mortgage Policies" means mortgagee title insurance policies (or marked commitments to issue the same) for the Real Property Collateral issued by a title insurance company reasonably satisfactory to Foothill in amounts reasonably satisfactory to Foothill.

               "Mortgages" means one or more mortgages, deeds of trust, or deeds to secure debt, executed by Borrower in favor of Foothill, the form and substance of which shall be reasonably satisfactory to Foothill, that encumber the Real Property Collateral and the related improvements thereto.

               "Multiemployer Plan" means a "multiemployer plan" (as defined in Section 4001(a)(3) of ERISA) to which Borrower, any of its Subsidiaries, or any ERISA Affiliate has contributed, or was obligated to contribute, within the past six years.

               "Negotiable Collateral" means all of Borrower's present and future letters of credit, notes (including the Meadlock Note), drafts, instruments, investment property, security entitlements, securities (including the shares of stock of Subsidiaries of Borrower, but expressly excluding the Excluded Foreign Subsidiary Securities and the Bentley Equity Interests), documents, personal property leases (wherein Borrower is the lessor), chattel paper, and Borrower's Books relating to any of the foregoing.

               "Net   Worth"  means,  as  of  any  date   of
determination, Borrower's total stockholder's equity.

               "Obligations" means all loans, Advances, debts, principal, interest (including any interest that, but for the provisions of the Bankruptcy Code, would have accrued), contingent reimbursement obligations under any outstanding Letters of Credit, premiums (including Early Termination Premiums), liabilities (including all amounts charged to Borrower's Loan Account pursuant hereto), obligations, fees, charges, costs, or Foothill Expenses (including any fees or expenses that, but for the provisions of the Bankruptcy Code, would have accrued), lease payments, guaranties, covenants, and duties owing by Borrower to Foothill of any kind and description (whether pursuant to or evidenced by the Loan Documents or pursuant to any other agreement between Foothill and Borrower, and irrespective of whether for the payment of money), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including any debt, liability, or obligation owing from Borrower to others that Foothill may have obtained by assignment or otherwise, and further including all interest not paid when due and all Foothill Expenses that Borrower is required to pay or reimburse by the Loan Documents, by law, or otherwise.

               "Obligor" means any of Borrower or any of its Subsidiaries party to one or more Loan Documents, including M&S and IG Delaware.

                "Optronics  Division"  means  the   Optronics
Division of Borrower.

                "Optronics Accounts" means Accounts created by the Optronics Division.

                "Ordinary Course Dispositions" means Asset Dispositions of (a) Inventory in the ordinary course of business, (b) Equipment that is substantially worn, damaged, or obsolete in the ordinary course of business, (c) Equipment that is a so-called "internal equipment item" that is replaced by Borrower in the ordinary course of business and consistent with past practices with another such item of equal or greater value, and (d) Equipment that is a so-called "demonstration item" in the ordinary course of business and consistent with past practices.

               "Overadvance" has the meaning set forth in Section 2.5.

               "Participant"  means  any  Person  to   which
Foothill has sold a participation interest in its rights under the Loan Documents.

               "Patent  Security Agreement"  means  a  Patent
Security Agreement, in the form of Exhibit P-1 attached hereto, dated as of even date herewith, between Borrower and Foothill.

               "Pay-Off Letter" means a letter, in form and substance reasonably satisfactory to Foothill, from Existing Lender respecting the amount necessary to repay in full all of the obligations of Borrower owing to Existing Lender and obtain a termination or release of all of the Liens existing in favor of Existing Lender in and to the properties or assets of Borrower.

               "PBGC"  means  the  Pension  Benefit  Guaranty
Corporation as defined in Title IV of ERISA, or any successor thereto.

               "Permitted AnaTech Dispositions" means, subject to the prior or concurrent satisfaction of the Release
Condition therefor, Asset Dispositions of the assets of the AnaTech Division, free and clear of Foothill's Lien thereon
(other than Foothill's Lien in the proceeds of such Asset Disposition).

               "Permitted   Appraised  Assets  Dispositions"
means, subject to the prior or concurrent satisfaction of the Release Condition therefor, Asset Dispositions of Appraised Assets (in the ordinary course of Borrower's business and consistent with past practices), free and clear of Foothill's Lien thereon (other than Foothill's Lien in the proceeds of such Asset Disposition), so long as: (a) Borrower replaces the Appraised Asset that is the subject of such Asset Disposition (the "Disposed Appraised Asset") with a newly acquired item of Equipment of equal or greater comparable value than the appraised value of the Disposed Appraised Asset set forth in the most recent appraisal thereof and reports such Asset Disposition and replacement pursuant to Section 6.2; and (b) in the case of any single Asset Disposition or series of integrated Asset Dispositions involving one or more Disposed Appraised Assets with an aggregate appraised value of $100,000 or more, the chief financial officer of Borrower shall deliver to Foothill a certificate, in form and substance satisfactory to Foothill, demonstrating in reasonable detail that the value of such newly acquired item or items of Equipment are of equal or greater comparable value than the appraised value of the relevant Disposed Appraised Asset set forth in the most recent appraisal thereof.

               "Permitted Bentley Disposition" means, subject to the prior or concurrent satisfaction of the Release
Condition therefor, Asset Dispositions of the Bentley Equity Interests.

               "Permitted Bestinfo Disposition" means, subject to the prior or concurrent satisfaction of the Release Condition therefor, Asset Dispositions of the capital stock of Bestinfo, free and clear of Foothill's Lien thereon (other than Foothill's Lien in the proceeds of such Asset Disposition).

               "Permitted Disposition" means (a) Ordinary Course Dispositions, (b) Permitted Optronics Dispositions, Permitted AnaTech Dispositions, the Permitted Bentley Disposition, and the Permitted Bestinfo Disposition, (c) the Reston Sale/Leaseback, (d) subject to the prior or concurrent satisfaction of the applicable Release Condition therefor, Asset Dispositions of the assets that are the subject of Permitted Toehold Investments and Permitted Other Investments,
(e) Permitted Appraised Assets Dispositions, and (f) subject to the prior or concurrent satisfaction of the applicable Release Condition therefor, other Asset Dispositions (but excluding Asset Dispositions of Equipment constituting Appraised Assets) not in the ordinary course of Borrower's business that do not exceed, on a book value basis, $1,000,000 in the aggregate in any fiscal year and do not exceed, on a book value basis, $250,000 in any one transaction or series of related transactions.

               "Permitted Investments" means: (a) Permitted Ordinary Course Investments; (b) Permitted Repayment Investments; (c) Permitted Toehold Investments; (d) Permitted Subsidiary Loans and Capital Contributions; and (e) Permitted Other Investments.

               "Permitted Liens" means (a) Liens held by Foothill, (b) Liens for unpaid taxes that either (i) are not yet due and payable or (ii) are the subject of Permitted Protests, (c) Liens set forth on Schedule P-1, (d) purchase money Liens in respect of Equipment and the interests of lessors under operating leases and of lessors under capital leases to the extent that the acquisition or lease of the underlying asset is permitted under Section 7.21 and so long as the Lien only attaches to the asset purchased or acquired and only secures the purchase price of the asset, (e) Liens arising by operation of law in favor of warehousemen, landlords, carriers, mechanics, materialmen, laborers, or suppliers, incurred in the ordinary course of business of Borrower and not in connection with the borrowing of money, and which Liens either (i) are for sums not yet due and payable, or (ii) are the subject of Permitted Protests, (f) Liens arising from deposits made in connection with obtaining worker's compensation or other unemployment insurance, (g) Liens or deposits to secure performance of bids, tenders, or leases (to the extent permitted under this Agreement), incurred in the ordinary course of business of Borrower and not in connection with the borrowing of money, (h) Liens arising by reason of security for surety or appeal bonds in the ordinary course of business of Borrower, (i) Liens of or resulting from any judgment or award that would not have a Material Adverse Effect and as to which the time for the appeal or petition for rehearing of which has not yet expired, or in respect of which Borrower is in good faith prosecuting an appeal or proceeding for a review, and in respect of which a stay of execution pending such appeal or proceeding for review has been secured, (j) Liens with respect to the Real Property Collateral that are exceptions to the commitments for title insurance issued in connection with the Mortgages, as accepted by Foothill, (k) with respect to any Real Property that is not part of the Real Property Collateral, easements, rights of way, zoning and similar covenants and restrictions, and similar encumbrances that customarily exist on properties of Persons engaged in similar activities and similarly situated and that in any event do not materially interfere with or impair the use or operation of the Collateral by Borrower or the value of Foothill's Lien thereon or therein, or materially interfere with the ordinary conduct of the business of Borrower, (l) software escrow arrangements entered into in the ordinary course of business consistent with past practice, and (m) if and to the extent required under the Payoff Letter, cash collateral pledged to Existing Lender to secure the outstanding obligations, as of the Closing Date, under letters of credit issued by Existing Lender or the financial institutions for which it is acting as representative in respect of the Indebtedness that is the subject of the Payoff Letter.

                "Permitted  Optronics  Dispositions"   means,
subject to the prior or concurrent satisfaction of the Release Condition therefor, (a) Asset Dispositions of the assets of the Optronics Division, free and clear of Foothill's Lien thereon (other than Foothill's Lien in the proceeds of such Asset Disposition) to any Person other than a Subsidiary of Borrower, or (b) the capital contribution by Borrower to Scansystems of the operating assets of the Optronics Division.

                "Permitted  Ordinary Course Investment"  means
(a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America with a maturity not exceeding one year, (b) certificates of deposit, time deposits, banker's acceptances or other instruments of a bank having a combined capital and surplus of not less than $500,000,000 with a maturity not exceeding one year, (c) investments in commercial paper rated at least A-1 or P-1 maturing within one year after the date of acquisition thereof, (d) money market accounts maintained at a bank having combined capital and surplus of no less than $500,000,000 or at another financial institution reasonably satisfactory to Foothill, (e) loans and advances to officers and employees of Borrower (exclusive of loans evidenced by the Meadlock Note) in the ordinary course of business in an aggregate amount at any one time outstanding not to exceed $3,000,000, (f) loans evidenced by the Meadlock Note, (g) investments in negotiable instruments for collection, (h) advances in connection with purchases of goods or services in the ordinary course of business, and (i) deposits required in connection with leases.

               "Permitted Other Investments" means the equity investments of Borrower as of the Closing Date identified on Schedule P-2.

               "Permitted Protest" means the right of Borrower to protest any Lien other than any such Lien that secures the Obligations, tax (other than payroll taxes or taxes that are the subject of a United States federal tax lien), or rental payment, provided that (a) a reserve with respect to such obligation is established on the books of Borrower in accordance with GAAP (or, if higher, in an amount that Foothill in good faith and in its reasonable credit judgment believes to be appropriate under the circumstances), (b) any such protest is instituted and diligently prosecuted by Borrower in good faith, and (c) Foothill is satisfied that, while any such protest is pending, there will be no impairment of the enforceability, validity, or priority of any of the Liens of Foothill in and to the Collateral.

               "Permitted Repayment Investment" means (a) the
contribution or loan by Borrower to IG Benelux of approximately $15,000,000 to enable IG Benelux to repay, in full, all of its indebtedness owing to the IG Benelux Existing Lender, or (b) subject to the timely satisfaction of the condition set forth in Section 3.3(f), the contribution or loan by Borrower to IG Australia of approximately $24,000,000 to enable IG Australia to repay, in full, all of its indebtedness owing to the IG Australia Existing Lender.

               "Permitted   Subsidiary  Loans  and   Capital
Contributions" means loans and capital contributions made after the Closing Date by Borrower to any Subsidiary of Borrower; provided, however, that all such loans and capital contributions made by Borrower shall not exceed, in the aggregate, (a) $20,000,000 during the 1997 calendar year, (b) $25,000,000 during the 1998 calendar year, and (c) $30,000,000 during the 1999 calendar year.

               "Permitted  Toehold  Investment"  means   the
acquisition of an equity interest in a Person other than a Subsidiary of Borrower (but not to exceed 10% of all of the issued and outstanding equity interests of such Person on a fully diluted basis) so long as (a) no Default or Event of Default shall have occurred and be continuing or would result from the consummation of the proposed acquisition, (b) the Person, in whom the equity interest is being acquired, is engaged in the same business as that of Borrower or any of its Subsidiaries or in a business reasonably related thereto, (c) the relevant equity interest being acquired in such Person is acquired directly by Borrower, (d) to the extent required under Section 4.2, Borrower shall have executed and delivered a supplement to the Pledge Agreement and shall have perfected Foothill's security interest in the acquired equity interest, and (e) the aggregate amount expended by Borrower in respect of all such Permitted Toehold Investments does not exceed $1,000,000 in any fiscal year.

               "Person" means and includes natural persons, corporations, limited liability companies, limited partnerships, general partnerships, limited liability partnerships, joint ventures, trusts, land trusts, business trusts, or other organizations, irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof.

               "Personal  Property  Collateral"  means   all
Collateral other than the Real Property Collateral.

               "Plan"  means  any  employee  benefit   plan,
program, or arrangement maintained or contributed to by Borrower or with respect to which it may incur liability.

               "Pledge Agreement" means a Pledge Agreement, in the form of Exhibit P-2 attached hereto, dated as of even date herewith, among Borrower, IG Delaware, M&S, and Foothill.

               "Real Property" means any estates or interests in real property now owned or hereafter acquired by Borrower.

               "Real Property Collateral" means the parcel or parcels of Real Property and the related improvements thereto now owned by Borrower and identified on Schedule R-1, and any Real Property hereafter acquired by Borrower.

               "Reference Rate" means the variable rate of interest, per annum, most recently announced by Norwest Bank Minnesota, National Association, or any successor thereto, as its "base rate," irrespective of whether such announced rate is the best rate available from such financial institution.

               "Release Condition" means, in respect of any Asset Disposition, that (a) no Default or Event of Default has occurred and is continuing or would result therefrom, and (b) Borrower is receiving at least fair value (as determined in accordance with Section 3439 of the California Civil Code, as amended) for the property or assets that are the subject of the Asset Disposition.

               "Reportable Event" means any of the events described in Section 4043(c) of ERISA or the regulations thereunder other than a Reportable Event as to which the provision of 30 days notice to the PBGC is waived under applicable regulations.

               "Reserve"   means,  as   of   any   date   of
determination,  an amount equal the product  of  (a)  $238,000 times (b) the number of months separating such date from the Closing Date.

               "Reston Property" means the Real Property (and related improvements thereto) of Borrower located in or about
Reston, Virginia.

               "Reston Sale/Leaseback" means the sale and lease-back transaction in respect of the Reston Property.

               "Retiree Health Plan" means an "employee welfare benefit plan" within the meaning of Section 3(1) of ERISA that provides benefits to individuals after termination of their employment, other than as required by Section 601 of ERISA.

               "Scansystems" means Scansystems, Inc., a Delaware corporation.

               "Securities  Account"  means  a   "securities
account" as that term is defined in Section 8-501 of official text of the Uniform Commercial Code and as defined in California Senate Bill 1591 which was approved by the Governor on September 14, 1996 and will be effective on January 1, 1997.

               "Solvent" means, with respect to any Person on a particular date, that on such date (a) at fair valuations, all of the properties and assets of such Person are greater than the sum of the debts, including contingent liabilities, of such Person, (b) the present fair salable value of the properties and assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured,
(c) such Person is able to realize upon its properties and assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (d) such Person does not intend to, and does not believe that it will, incur debts beyond such Person's ability to pay as such debts mature, and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's properties and assets would constitute unreasonably small capital after giving due consideration to the prevailing practices in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount that, in light of all the facts and circumstances existing at such time, represents the amount that reasonably can be expected to become an actual or matured liability.

               "Subsidiary" of a Person means a corporation, partnership, limited liability company, or other entity in which that Person directly or indirectly owns or controls the shares of stock or other ownership interests having ordinary voting power to elect a majority of the board of directors (or appoint other comparable managers) of such corporation, partnership, limited liability company, or other entity. Anything to the contrary notwithstanding, Bentley Systems, Inc. shall not be deemed to be a Subsidiary of Borrower.

               "Term  Loan" has the meaning set forth in Section 2.3.

               "Trademark   Security  Agreement"   means   a
Trademark Security Agreement, in the form of Exhibit T-1 attached hereto, dated as of even date herewith, between Borrower and Foothill.

               "Triggering Event" means any of (a) the occurrence and continuation of an Event of Default, or (b)
Foothill deems itself insecure.

               "Unbilled Accounts" means Domestic Accounts that are fully earned by performance, but have not yet been billed to the Account Debtor and that, as of any date of determination, arise from the sale of goods or rendition of services within the prior 60 days.

               "United  States"  means the United  States  of
America, or any department, agency, or instrumentality of any of the foregoing.

               "VCOC Letter" means a letter agreement between
Borrower  and Foothill's Participants that meets  the  Venture
Capital  Operating  Company  requirements  and  that   is   in
substantially the form of Exhibit V-1.

               "VeriBest" means VeriBest, Inc., a Delaware corporation.

               "Voidable Transfer" has the meaning set forth in Section 15.8.

          1.2 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. When used herein, the term "financial statements" shall include the notes and schedules thereto. Whenever the term "Borrower" is used in respect of a financial covenant or a related definition, it shall be understood to mean Borrower on a consolidated basis unless the context clearly requires otherwise.

          1.3 Code. Any terms used in this Agreement that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein.

          1.4 Construction. Unless the context of this Agreement clearly requires otherwise, references to the plural include the  singular, references to the singular include the  plural, the  term "including" is not limiting, and the term "or"  has,
except   where  otherwise  indicated,  the  inclusive  meaning
represented  by  the  phrase "and/or."   The  words  "hereof,"
"herein," "hereby," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. An Event of Default shall "continue" or be "continuing" until such Event of
Default  has  been  waived in writing by  Foothill.   Section,
subsection, clause, schedule, and exhibit references are to this Agreement unless otherwise specified. Any reference in this  Agreement or in the Loan Documents to this Agreement  or any  of  the  Loan  Documents shall include  all  alterations,
amendments,  changes,  extensions,  modifications,   renewals,
replacements, substitutions, and supplements, thereto and thereof, as applicable.

          1.5  Schedules and Exhibits.  All of the schedules and
exhibits   attached  to  this  Agreement   shall   be   deemed
incorporated herein by reference.

     2.   LOAN AND TERMS OF PAYMENT.

          2.1  Revolving Advances.

               (a) Subject to the terms and conditions of this Agreement, Foothill agrees to make advances ("Advances") to Borrower in an amount outstanding not to exceed at any one time the lesser of (i) the Maximum Revolving Amount less the Letter of Credit Usage, or (ii) the Borrowing Base less the Letter of Credit Usage. For purposes of this Agreement, "Borrowing Base", as of any date of determination, shall mean the result of:

                    (x)  the lesser of (i) the result of
          (A) 80% of Eligible Domestic Accounts, plus (B) the lowest of (1) 80% of Eligible Unbilled Accounts, (2) 40% of the amount of credit availability created by this clause (x), and (3) $20,000,000, minus (C) the amount, if any, of the Dilution Reserve, and (ii) an amount equal to the Collections with respect to the Accounts of Borrower for the immediately preceding 60 day period, plus

                    (y)   the lowest of (i) $30,000,000,
          (ii) the product of (A) the Inventory Advance Rate times (B) the value (calculated at the lower of cost or market) of Eligible Domestic Inventory, and (iii) 30% of the amount of credit availability created by clause (x) above, minus

                    (z)  the sum of (i) prior to the full
          satisfaction of the condition subsequent set forth in Section 3.3(b), $20,000,000, and (ii) the Reserve.

               (b) Anything to the contrary in Section 2.1(a) above notwithstanding, Foothill may create reserves against or
reduce   its  advance  rates  based  upon  Eligible   Domestic
Accounts,  Eligible  Unbilled Accounts, or  Eligible  Domestic
Inventory  without  declaring  an  Event  of  Default  if   it
determines in good faith and in its reasonable credit judgment that there has occurred a Material Adverse Change.

               (c) Foothill shall have the right to have the Inventory reappraised by a qualified appraiser selected by Foothill from time to time after the Closing Date for the purpose of redetermining the Liquidation Value of the Inventory. In the absence of the occurrence and continuation of an Event of Default, such appraisals shall occur annually.

               (d) Foothill shall have no obligation to make Advances hereunder to the extent they would cause the outstanding
Obligations (other than under the Term Loan) to exceed the Maximum Revolving Amount.

               (e) Amounts borrowed pursuant to this Section 2.1 may be repaid and, subject to the terms and conditions of this Agreement, reborrowed at any time during the term of this Agreement.

          2.2  Letters of Credit.

               (a) Subject to the terms and conditions of this Agreement, Foothill agrees to issue letters of credit for the account of Borrower (each, an "L/C") or to issue guarantees of payment (each such guaranty, an "L/C Guaranty") with respect to letters of credit issued by an issuing bank for the account of Borrower. Foothill shall have no obligation to issue a Letter of Credit if any of the following would result:

                    (i)    the  Letter of  Credit  Usage
          would exceed the Borrowing Base less the amount of outstanding Advances, or

                   (ii)   the  Letter of  Credit  Usage
          would  exceed the lower of (y) the Maximum Revolving
          Amount  less the amount of outstanding Advances,  or
          (z) $60,000,000, or

                  (iii)  the  outstanding  Obligations
          (other than under the Term Loan) would exceed the Maximum Revolving Amount.

Borrower and Foothill acknowledge and agree that certain of the letters of credit that are to be the subject of L/C Guarantees may be outstanding on the Closing Date. Each Letter of Credit shall have an expiry date no later than 60 days prior to the date on which this Agreement is scheduled to terminate under Section 3.4 and all such Letters of Credit shall be in form and substance acceptable to Foothill in its sole discretion. If Foothill is obligated to advance funds under a Letter of Credit, Borrower immediately shall reimburse such amount to Foothill and, in the absence of such reimbursement, the amount so advanced immediately and automatically shall be deemed to be an Advance hereunder and, thereafter, shall bear interest at the rate then applicable to Advances under Section 2.6.

               (b) Borrower hereby agrees to indemnify, save, defend, and hold Foothill harmless from any loss, cost, expense, or liability, including payments made by Foothill, expenses,  and reasonable attorneys fees incurred by Foothill arising out  of or  in  connection with any Letter of Credit.  Borrower agrees
to   be   bound   by   the  issuing  bank's  regulations   and
interpretations  of  any  Letters  of  Credit  guarantied   by
Foothill  and  opened  to  or for  Borrower's  account  or  by
Foothill's interpretations of any L/C issued by Foothill to or for Borrower's account, even though this interpretation may be different  from  Borrower's own, and Borrower understands  and agrees  that  Foothill  shall not be  liable  for  any  error, negligence, or mistake, whether of omission or commission,  in following  Borrower's instructions or those contained  in  the
Letter   of  Credit  or  any  modifications,  amendments,   or
supplements  thereto.   Borrower  understands  that  the   L/C
Guarantees may require Foothill to indemnify the issuing bank for certain costs or liabilities arising out of claims by Borrower against such issuing bank. Borrower hereby agrees to indemnify, save, defend, and hold Foothill harmless with respect to any loss, cost, expense (including reasonable attorneys fees), or liability incurred by Foothill under any L/C Guaranty as a result of Foothill's indemnification of any such issuing bank.

               (c)  Borrower hereby authorizes and directs any bank that
issues a letter of credit guaranteed by Foothill to deliver to
Foothill  all  instruments, documents, and other writings  and property received by the issuing bank pursuant to such  letter of credit, and to accept and rely upon Foothill's instructions
and  agreements  with  respect  to  all  matters  arising   in
connection  with  such  letter  of  credit  and  the   related
application.   Borrower may or may not be the  "applicant"  or
"account party" with respect to such letter of credit.

               (d) Any and all charges, commissions, fees, and costs incurred by Foothill relating to the letters of credit guaranteed by Foothill shall be considered Foothill Expenses for purposes of this Agreement and immediately shall be reimbursable by Borrower to Foothill.

               (e) Immediately upon the termination of this Agreement, Borrower agrees to either (i) provide cash collateral to be held by Foothill in an amount equal to 102% of the maximum amount of Foothill's obligations under Letters of Credit, or
(ii) cause to be delivered to Foothill releases of all of Foothill's obligations under outstanding Letters of Credit.
At Foothill's discretion, any proceeds of Collateral received by Foothill after the occurrence and during the continuation of an Event of Default may be held as the cash collateral required by this Section 2.2(e).

               (f)  If by reason of (i) any change in any applicable law,
treaty,   rule,   or   regulation  or  any   change   in   the
interpretation or application by any governmental authority of any such applicable law, treaty, rule, or regulation, or (ii) compliance by the issuing bank or Foothill with any direction, request, or requirement (irrespective of whether having the force of law) of any governmental authority or monetary authority including, without limitation, Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect (and any successor thereto):

                    (A) any reserve, deposit, or similar requirement is or shall be imposed or modified in respect of any Letters of Credit issued hereunder, or

                    (B) there shall be imposed on the issuing bank or Foothill any other condition regarding any letter of credit, or Letter of Credit, as applicable, issued pursuant hereto;

and the result of the foregoing is to increase, directly or indirectly, the cost to the issuing bank or Foothill of issuing, making, guaranteeing, or maintaining any letter of credit, or Letter of Credit, as applicable, or to reduce the amount receivable in respect thereof by such issuing bank or Foothill, then, and in any such case, Foothill may, at any time within a reasonable period after the additional cost is incurred or the amount received is reduced, notify Borrower, and Borrower shall pay on demand such amounts as the issuing bank or Foothill may specify to be necessary to compensate the issuing bank or Foothill for such additional cost or reduced receipt, together with interest on such amount from the date of such demand until payment in full thereof at the rate set forth in Section 2.6(a)(i) or (c)(i), as applicable. The determination by the issuing bank or Foothill, as the case may be, of any amount due pursuant to this Section 2.2(f), as set forth in a certificate setting forth the calculation thereof in reasonable detail, shall, in the absence of manifest or demonstrable error, be final and conclusive and binding on all of the parties hereto.

          2.3 Term Loan. Foothill has agreed to make a term loan (the "Term Loan") to Borrower in the original principal amount
of  $20,000,000.   The outstanding principal balance  and  all
accrued and unpaid interest under the Term Loan shall  not  be due and payable until the earlier to occur of (a) the Maturity Date, and (b) the date of termination of this Agreement,
whether  by  its  terms, by acceleration, or  otherwise.   The
unpaid principal balance of the Term Loan may not be prepaid in whole or in part. All amounts outstanding under the Term Loan shall constitute Obligations.

          2.4  [Intentionally omitted].

          2.5 Overadvances. If, at any time or for any reason, the amount of Obligations owed by Borrower to Foothill pursuant to Sections 2.1 and 2.2 is greater than either the Dollar or percentage limitations set forth in Sections 2.1 or
2.2 (an "Overadvance"), Borrower immediately shall pay to Foothill, in cash, the amount of such excess to be used by Foothill first, to repay Advances outstanding under Section
2.1 and, thereafter, to be held by Foothill as cash collateral to secure Borrower's obligation to repay Foothill for all amounts paid pursuant to Letters of Credit.

          2.6  Interest and Letter of Credit Fees:  Rates,
Payments, and Calculations.

               (a) Interest Rate. Except as provided in clause (b) below, all Obligations (except for undrawn Letters of Credit) shall bear interest at a per annum rate of 0.625 percentage points above the Reference Rate.

               (b) Letter of Credit Fee. Borrower shall pay Foothill a fee (in addition to the charges, commissions, fees, and costs set forth in Section 2.2(d)) equal to 1.0% per annum times the aggregate undrawn amount of all outstanding Letters of Credit.

               (c) Default Rate. Upon the occurrence and during the continuation of an Event of Default, all Obligations (except for  undrawn Letters of Credit) shall bear interest at  a  per
annum  rate  equal  to  3.625  percentage  points  above   the
Reference Rate, and (ii) the Letter of Credit fee provided  in
Section 2.6(b) shall be increased to 4.0% per annum times the amount of the undrawn Letters of Credit that were outstanding during the immediately preceding month.

               (d) Minimum Interest. In no event shall the rate of interest chargeable hereunder for any day be less than 7.0%
per annum. To the extent that interest accrued hereunder at the rate set forth herein would be less than the foregoing minimum daily rate, the interest rate chargeable hereunder for such day automatically shall be deemed increased to the minimum rate.

               (e)  Payments.  Interest and Letter of Credit fees
payable hereunder shall be due and payable, in arrears, on the
first  day  of  each month during the term  hereof.   Borrower
hereby authorizes Foothill, at its option, without prior notice to Borrower, to charge such interest and Letter of Credit fees, all Foothill Expenses (as and when incurred), the charges, commissions, fees, and costs provided for in Section 2.2(d) (as and when accrued or incurred), the fees and charges
provided  for  in  Section  2.11  (as  and  when  accrued   or
incurred), and all installments or other payments due under the Term Loan or any Loan Document to Borrower's Loan Account, which amounts thereafter shall accrue interest at the rate then applicable to Advances hereunder. Any interest not paid when due shall be compounded and shall thereafter accrue interest at the rate then applicable to Advances hereunder.

               (f) Computation. The Reference Rate as of the date of this Agreement is 8.25% per annum. In the event the Reference
Rate is changed from time to time hereafter, the applicable rate of interest hereunder automatically and immediately shall be increased or decreased by an amount equal to such change in the Reference Rate. All interest and fees chargeable under the Loan Documents shall be computed on the basis of a 360 day year for the actual number of days elapsed.

               (g) Intent to Limit Charges to Maximum Lawful Rate. In no event shall the interest rate or rates payable under this
Agreement, plus any other amounts paid in connection herewith, exceed the highest rate permissible under any law that a court of  competent  jurisdiction shall, in a  final  determination,
deem  applicable.   Borrower and Foothill,  in  executing  and
delivering  this Agreement, intend legally to agree  upon  the rate  or rates of interest and manner of payment stated within it;  provided, however, that, anything contained herein to the contrary notwithstanding, if said rate or rates of interest or
manner   of  payment  exceeds  the  maximum  allowable   under
applicable law, then, ipso facto as of the date of this Agreement, Borrower is and shall be liable only for the payment of such maximum as allowed by law, and payment received from Borrower in excess of such legal maximum, whenever received, shall be applied to reduce the principal balance of the Obligations to the extent of such excess.

          2.7 Collection of Accounts. Borrower shall at all times maintain lockboxes (the "Lockboxes") and, immediately after the Closing Date, shall instruct all Account Debtors with respect to the Accounts, General Intangibles, and Negotiable Collateral of Borrower to remit all Collections in respect
thereof  to  such  Lockboxes.   Borrower,  Foothill,  and  the
Lockbox Banks shall enter into the Lockbox Agreements, which among other things shall provide for the opening of a Lockbox Account for the deposit of Collections at a Lockbox Bank.
Borrower  agrees  that  all  Collections  and  other   amounts
received by Borrower from any Account Debtor or any other source immediately upon receipt shall be deposited into a
Lockbox   Account.   No  Lockbox  Agreement   or   arrangement
contemplated thereby shall be modified by Borrower without the prior written consent of Foothill. Upon the terms and subject to the conditions set forth in the Lockbox Agreements, all amounts received in each Lockbox Account shall be wired each
Business   Day  into  an  account  (the  "Foothill   Account")
maintained by Foothill at a depositary selected by Foothill.

          2.8 Crediting Payments; Application of Collections. The receipt of any Collections by Foothill (whether from transfers to  Foothill  by  the Lockbox Banks pursuant  to  the  Lockbox
Agreements   or  otherwise)  immediately  shall   be   applied
provisionally  to  reduce  the Obligations  outstanding  under
Section 2.1, but shall not be considered a payment on account unless such Collection item is a wire transfer of immediately available federal funds and is made to the Foothill Account or
unless  and  until  such  Collection  item  is  honored   when
presented  for  payment.   From and after  the  Closing  Date,
Foothill  shall be entitled to charge Borrower for 1  Business
Days  of  `clearance'  or `float' at the  rate  set  forth  in
Section 2.6(a)(i) or Section 2.6(c)(i), as applicable, on all Collections that are received by Foothill (regardless of whether forwarded by the Lockbox Banks to Foothill, whether provisionally applied to reduce the Obligations under Section
2.1, or otherwise). This across-the-board 1 Business Day clearance or float charge on all Collections is acknowledged by the parties to constitute an integral aspect of the pricing
of   Foothill's  financing  of  Borrower,  and   shall   apply
irrespective of the characterization of whether receipts are owned by Borrower or Foothill, and whether or not there are any outstanding Advances, the effect of such clearance or float charge being the equivalent of charging 1 Business Days of  interest on such Collections.  Should any Collection  item not be honored when presented for payment, then Borrower shall be deemed not to have made such payment, and interest shall be recalculated accordingly. Anything to the contrary contained herein notwithstanding, any Collection item shall be deemed received by Foothill only if it is received into the Foothill Account on a Business Day on or before 11:00 a.m. California
time.   If  any Collection item is received into the  Foothill
Account on a non-Business Day or after 11:00 a.m. California time on a Business Day, it shall be deemed to have been received by Foothill as of the opening of business on the immediately following Business Day.

          2.9 Designated Account. Foothill is authorized to make the Advances, the Letters of Credit, and the Term Loan under this Agreement based upon telephonic or other instructions received from anyone purporting to be an Authorized Person, or without instructions if pursuant to Section 2.6(e). Borrower agrees to establish and maintain the Designated Account with the Designated Account Bank for the purpose of receiving the proceeds of the Advances requested by Borrower and made by Foothill hereunder. Unless otherwise agreed by Foothill and Borrower, any Advance requested by Borrower and made by Foothill hereunder shall be made to the Designated Account.

          2.10 Maintenance of Loan Account; Statements of Obligations. Foothill shall maintain an account on its books in the name of Borrower (the "Loan Account") on which Borrower will be charged with all Advances and the Term Loan made by Foothill to Borrower or for Borrower's account, including, accrued interest, Foothill Expenses, and any other payment Obligations of Borrower. In accordance with Section 2.8, the Loan Account will be credited with all payments received by Foothill from Borrower or for Borrower's account, including all amounts received in the Foothill Account from any Lockbox Bank. Foothill shall render statements regarding the Loan Account to Borrower, including principal, interest, fees, and including an itemization of all charges and expenses constituting Foothill Expenses owing, and such statements shall be conclusively presumed to be correct and accurate and constitute an account stated between Borrower and Foothill unless, within 30 days after receipt thereof by Borrower, Borrower shall deliver to Foothill written objection thereto describing the error or errors contained in any such statements.

          2.11 Fees. Borrower shall pay to Foothill the following fees:

               (a)  Closing Fee. On the Closing Date, a closing fee of
$500,000;

               (b) Unused Line Fee. On the first day of each month after the Closing Date during the term of this Agreement, an unused line fee in an amount equal to 0.25% per annum times the Average Unused Portion of the Maximum Revolving Amount;

               (c) Annual Facility Fee. On the Closing Date and each anniversary of the Closing Date, an annual facility fee in an amount equal to 0.15% of the Maximum Amount;

               (d)  Financial Examination, Documentation, and Appraisal
Fees.   Foothill's customary fee of $650 per day per examiner,
plus  out-of-pocket expenses for each financial  analysis  and examination (i.e., audits) of Borrower performed by  personnel employed  by Foothill; Foothill's customary appraisal  fee  of
$1,500 per day per appraiser, plus out-of-pocket expenses  for each  appraisal  of  the  Collateral  performed  by  personnel employed by Foothill; and, the actual charges paid or incurred by Foothill if it elects to employ the services of one or more
third   Persons  to  perform  such  financial   analyses   and
examinations (i.e., audits) of Borrower or to appraise the Collateral; and

               (e) Agency Fee. On the first day of each month after the Closing Date during the term of this Agreement, an agency fee in an amount equal to $12,500.

     3.  CONDITIONS; TERM OF AGREEMENT.

         3.1 Conditions Precedent to the Initial Advance, and Letter of Credit, and the Term Loan. The obligation of Foothill to make the initial Advance, to issue the initial Letter of Credit, or to make the Term Loan is subject to the fulfillment, to the satisfaction of Foothill and its counsel, of each of the following conditions on or before the Closing
Date:

               (a)  the Closing Date shall occur on or before January 17, 1997;

               (b) Foothill shall have received confirmation of the filing of its financing statements and fixture filings;

               (c) Foothill shall have received each of the following documents, duly executed, and each such document shall be in full force and effect:

                    (1)  if and to the extent available on or
                    before the Closing Date, the Lockbox Agreements;

                    (2)  the Disbursement Letter;

                    (3)  the Pay-Off Letter, together with UCC
                    termination statements and other documentation evidencing the termination by Existing Lender of its Liens in and to the properties and assets of Borrower and its Subsidiaries and the termination of any lockbox or other dominion account arrangements in favor of Existing Lender;

                    (4)  either (y) the IG Australia Existing
                    Lender Pay-Off Letter, together with termination statements and other documentation evidencing the termination by IG Australia Existing Lender of its Liens in and to the properties and assets of Borrower and its Subsidiaries, or
                    (z) satisfactory evidence of the consent of IG Australia Existing Lender to the refinancing by Borrower of its Indebtedness owed to Existing Lender pursuant hereto and the transactions contemplated hereby;

                    (5) the Mortgage on the Huntsville Property, and such Mortgage shall have been recorded in the office of the county recorder for Madison County, Alabama; and, if and to the extent available on or before the Closing Date, a Mortgage Policy in respect of the Huntsville Property assuring Foothill that the Mortgage on the Huntsville Property is a valid and enforceable first priority mortgage Lien on the Huntsville Property free and clear of all defects and encumbrances except Permitted Liens, and such Mortgage Policy shall otherwise be in form and substance reasonably satisfactory to Foothill;

                    (6)  the Aircraft Security Agreement;

                    (7)  the Copyright Security Agreement;

                    (8)  the Patent Security Agreement;

                    (9)  the Trademark Security Agreement;

                    (10) the Pledge Agreement; and

                    (11) the VCOC Letter;

               (d) if and to the extent available on or before the Closing Date, Foothill shall have received the original certificates representing or evidencing all of the Pledged Shares (as defined in the Pledge Agreement), together with stock powers or equivalent assignments with respect thereto duly endorsed in blank;

               (e) Foothill shall have received originals of the Meadlock Note and the Intercompany Notes, together with endorsements with respect thereto duly endorsed in blank;

               (f) Foothill shall have received a certificate from the Secretary of each Obligor attesting to the resolutions of such
Obligor's   Board  of  Directors  authorizing  its  execution,
delivery, and performance of the Loan Documents to which it is a party and authorizing specific officers of such Obligor to execute the same;

               (g)  Foothill shall have received copies of each
Obligor's  Governing  Documents,  as  amended,  modified,   or
supplemented to the Closing Date, certified by the Secretary of such Obligor;

               (h) Foothill shall have received a certificate of status with respect to each Obligor, dated within 10 days of the Closing Date, such certificate to be issued by the appropriate officer of the jurisdiction of organization of such Obligor, which certificate shall indicate that such Obligor is in good standing in such jurisdiction;

               (i) Foothill shall have received certificates of status with respect to Borrower, each dated within 15 days of the
Closing   Date,  such  certificates  to  be  issued   by   the
appropriate officer of the jurisdictions in which its  failure to  be  duly qualified or licensed would constitute a Material
Adverse   Change,  which  certificates  shall  indicate   that
Borrower is in good standing in such jurisdictions;

               (j) Foothill shall have received a certificate of insurance, together with the endorsements thereto, as are required by Section 6.10, the form and substance of which shall be reasonably satisfactory to Foothill and its counsel;

               (k)  Foothill shall have received an opinion of the
Obligors'   counsel   in   form   and   substance   reasonably
satisfactory to Foothill in its sole discretion;

               (l) after giving effect to the payment of fees due to Foothill on or before the Closing Date and the payment of the "Payoff Amount" (under and as defined in the Payoff Letter) to the Existing Lender, the sum of Borrower's Availability plus
Borrower's unrestricted cash and cash equivalents shall not be less than Twenty Million Dollars ($20,000,000);

               (m) Foothill shall have received appraisals of the Real Property Collateral and appraisals of the Equipment, in each case satisfactory to Foothill;

               (n) Foothill shall have completed "field surveys" and location inspections of the Inventory, and the results of each of them shall be satisfactory to Foothill;

               (o) Foothill shall have completed reference checks regarding key employees and executive officers of Borrower, the results of which shall be satisfactory to Lender;

               (p) Foothill shall have received satisfactory evidence (which evidence may be in the form of a Certificate of the chief accounting officer or the chief financial officer of Borrower) that all tax returns required to be filed by Borrower have been timely filed and all taxes upon Borrower or its properties, assets, income, and franchises (including real property taxes and payroll taxes) have been paid prior to delinquency, except such taxes that are the subject of a Permitted Protest; and

               (q) all other documents and legal matters in connection with the transactions contemplated by this Agreement shall have been delivered, executed, or recorded and shall be in form and substance reasonably satisfactory to Foothill and its counsel.

          3.2  Conditions Precedent to all Advances, all Letters of
Credit, and the Term Loan. The following shall be conditions precedent to all Advances, all Letters of Credit, and the Term Loan hereunder:

               (a) the representations and warranties contained in this Agreement and the other Loan Documents shall be true and correct in all respects on and as of the date of such extension of credit, as though made on and as of such date
(except to the extent that such representations and warranties relate solely to an earlier date);

               (b) no Default or Event of Default shall have occurred and be continuing on the date of such extension of credit, nor shall either result from the making thereof; and

               (c) no injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the extending of such credit shall have been issued and remain in
force   by   any  governmental  authority  against   Borrower,
Foothill, or any of their Affiliates.

          3.3 Condition Subsequent. As a condition subsequent to initial closing hereunder, Borrower shall perform or cause to be performed the following (the failure by Borrower to so perform or cause to be performed constituting an Event of Default):

               (a) within 30 days of the Closing Date, deliver to Foothill the certified copies of the policies of insurance, together with the endorsements thereto, as are required by
Section 6.10, the form and substance of which shall be reasonably satisfactory to Foothill and its counsel.

               (b) on or as soon as possible after the Closing Date (and, in any event, within 30 days of the Closing Date):

                    (i)  to the extent not available  on  or
before the Closing Date under Section 3.1, Foothill shall have received a Mortgage Policy in respect of the Huntsville Property assuring Foothill that the Mortgage on the Huntsville Property is a valid and enforceable first priority mortgage Lien on the Huntsville Property free and clear of all defects and encumbrances except Permitted Liens, and such Mortgage Policy shall otherwise be in form and substance reasonably satisfactory to Foothill; and

                    (ii) Foothill shall have received a phase-
I environmental report and a real estate survey shall have been completed with respect to the Huntsville Property and copies thereof delivered to Foothill; the environmental consultants and surveyors retained for such reports or surveys, the scope of the reports or surveys, and the results thereof shall be acceptable to Foothill in its sole discretion; and

                    (iii) to the extent not available on or before the Closing Date under Section 3.1, Foothill shall have received the Lockbox Agreements, duly executed, and each such document shall be in full force and effect.

               (c) upon the request of Foothill (if ever) after the Closing Date, within 60 days after the date of such request:

                    (i)  the  Mortgage  on  the  Chelmsford
Property shall have been duly executed and delivered by Borrower, and the same shall be in full force and effect, and such Mortgage shall have been recorded in the office of the county recorder for Middlesex County, Massachusetts;

                    (ii)  Foothill  shall   have   received
supplemental opinions of Borrower's counsel, in form and substance satisfactory to Foothill in its sole discretion, in respect of the Mortgage on the Chelmsford Property;

                    (iii)  Foothill  shall  have  received  a
preliminary title report in respect of the Chelmsford Property in form and substance reasonably satisfactory to Foothill; and

                    (iv)  Foothill shall have received a phase-
I environmental report and a real estate survey shall have been completed with respect to the Chelmsford Property and
copies   thereof  delivered  to  Foothill;  the  environmental
consultants  and  surveyors  retained  for  such  reports   or
surveys, the scope of the reports or surveys, and the  results
thereof   shall  be  acceptable  to  Foothill  in   its   sole
discretion.

               (d) upon the request of Foothill (if ever) after the Closing Date, within 30 days after the date of such request:

                    (i)  a  Mortgage  on  any  Real  Property
acquired by Borrower after the Closing Date shall have been duly executed and delivered by Borrower, and the same shall be in full force and effect, and such Mortgage shall have been recorded in the office of the county recorder for the county in which such Real Property is located;

                    (ii)  Foothill  shall   have   received
supplemental opinions of Borrower's counsel, in form and substance satisfactory to Foothill in its sole discretion, in respect of the Mortgage on such Real Property;

                    (iii)  Foothill  shall  have  received  a
preliminary title report in respect of such Real Property in form and substance reasonably satisfactory to Foothill; and

                    (iv)  Foothill shall have received a phase-
I environmental report and a real estate survey shall have been completed with respect to the such Real Property and
copies   thereof  delivered  to  Foothill;  the  environmental
consultants  and  surveyors  retained  for  such  reports   or
surveys, the scope of the reports or surveys, and the  results
thereof   shall  be  acceptable  to  Foothill  in   its   sole
discretion.

               (e) in the event the Reston Sale/Leaseback is not consummated within 180 days of the Closing Date:

                    (i)  the  Mortgage on the Reston Property
shall have been duly executed and delivered by Borrower, and the same shall be in full force and effect, and such Mortgage shall have been recorded in the office of the county recorder for Fairfax County, Virginia;

                    (ii)  Foothill  shall   have   received
supplemental opinions of Borrower's counsel, in form and substance satisfactory to Foothill in its sole discretion, in respect of the Mortgage on the Reston Property;

                    (iii)  Foothill  shall  have  received  a
preliminary title report in respect of the Reston Property in form and substance reasonably satisfactory to Foothill; and

                    (iv)  Foothill shall have received a phase-
I environmental report and a real estate survey shall have been completed with respect to the Reston Property and copies thereof delivered to Foothill; the environmental consultants and surveyors retained for such reports or surveys, the scope of the reports or surveys, and the results thereof shall be acceptable to Foothill in its sole discretion.

               (f) within 60 days of either (i) the date that Borrower makes the Permitted Repayment Investment in respect of the indebtedness  of  IG  Australia  owing  to  the  IG  Australia
Existing  Lender  or (ii) one or more Letters  of  Credit  are issued  to  IG  Australia Existing Lender in  support  of  the indebtedness  of  IG Australia owing to IG Australia  Existing
Lender  and IG Australia Existing Lender releases its Lien  on the  capital  stock of IG Australia (in either case,  the  "IG
Australia  Payoff Date"), execute and deliver  an  appropriate supplement  to  the Pledge Agreement and deliver  to  Foothill possession of the original stock certificates, respecting  65%
of the issued and outstanding shares of stock of IG Australia, together  with stock powers with respect thereto  endorsed  in blank;  provided, however, that to the extent,  if  any,  that such  shares are required to be pledged to the holder  of  any project financing indebtedness of IG Australia incurred  after
the   IG   Australia   Payoff  Date  as  security   for   such
indebtedness,  then, upon Borrower's written request  therefor and  with Foothill's prior written consent thereto (not to  be unreasonably withheld), Foothill agrees to release its Lien on such shares; provided further, that if such holder will permit
such   subordination,  then,  notwithstanding  the   foregoing
proviso, Foothill's Lien on such shares will not be released and will become a subordinate Lien pursuant to documentation in form and substance reasonably satisfactory to Foothill and such holder.

               (g) within 90 days of the Closing Date, Foothill shall have completed appraisals of the Equipment and the results of such appraisals shall be satisfactory to Foothill.

               (h) to the extent not available on or before the Closing Date under Section 3.1, Foothill shall have received, within 30 days of the Closing Date, the original certificates representing or evidencing all of the Pledged Shares (as defined in the Pledge Agreement), together with stock powers or equivalent assignments with respect thereto duly endorsed in blank;

               (i) from and after the Closing Date up until the date that is 90 days after the Closing Date, Borrower shall use its continued best efforts to obtain Collateral Access Agreements from lessors, warehousemen, bailees, and other third persons as Foothill may require.

          3.4 Term. This Agreement shall become effective upon the execution and delivery hereof by Borrower and Foothill and shall continue in full force and effect for a term ending on
January   7,  2000  (the  "Maturity  Date").   The   foregoing
notwithstanding, Foothill shall have the right to terminate its obligations under this Agreement immediately and without notice upon the occurrence and during the continuation of an Event of Default.

          3.5 Effect of Termination. On the date of termination of this Agreement, all Obligations (including contingent reimbursement obligations of Borrower with respect to any outstanding Letters of Credit) immediately shall become due and payable without notice or demand. No termination of this Agreement, however, shall relieve or discharge Borrower of Borrower's duties, Obligations, or covenants hereunder, and Foothill's continuing security interests in the Collateral shall remain in effect until all Obligations have been fully and finally discharged and Foothill's obligation to provide additional credit hereunder is terminated.

          3.6  Early Termination by Borrower.  Borrower has the
option,  at  any time prior to the Maturity Date and  upon  60 days  prior  written  notice to Foothill,  to  terminate  this
Agreement  by  paying  to Foothill, in cash,  the  Obligations
(including  an amount equal to 102% of the undrawn  amount  of the  Letters of Credit), in full, together with a premium (the
"Early Termination Premium") equal to (a) during the first  18 months after the Closing Date, the product of (i) 0.10%  times
(ii)  the  Maximum  Amount times (iii) the  number  of  months
(including partial months) remaining until the Maturity  Date,
(b) during the next 6 months, $1,000,000, and (c) thereafter, $500,000.

          3.7 Termination Upon Event of Default. If Foothill terminates this Agreement upon the occurrence of an Event of Default that intentionally is caused by Borrower for the purpose, in Foothill's reasonable judgment, of avoiding payment of the Early Termination Premium provided in Section 3.7, then, in view of the impracticability and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of Foothill's lost profits as a result thereof, Borrower shall pay to Foothill upon the effective date of such termination, a premium in an amount equal to the Early Termination Premium. The Early Termination Premium shall be presumed to be the amount of damages sustained by Foothill as the result of the early termination and Borrower agrees that it is reasonable under the circumstances currently existing. The Early Termination Premium provided for in this Section 3.7 shall be deemed included in the Obligations.

     4.   CREATION OF SECURITY INTEREST.

          4.1  Grant of Security Interest.  (a)   Borrower hereby
grants to Foothill a continuing security interest in all currently existing and hereafter acquired or arising Personal Property Collateral in order to secure prompt repayment of any and all Obligations and in order to secure prompt performance by Borrower of each of its covenants and duties under the Loan
Documents.   Foothill's  security interests  in  the  Personal
Property Collateral shall attach to all Personal Property Collateral without further act on the part of Foothill or
Borrower.   Anything contained in this Agreement or any  other
Loan Document to the contrary notwithstanding, except for Permitted Dispositions, Borrower has no authority, express or implied, to dispose of any item or portion of the Personal
Property   Collateral   or  the  Real   Property   Collateral.
Concurrent with the consummation of any Permitted Disposition, Foothill agrees to release its Liens on the subject property or asset (but not the proceeds from the Asset Disposition).

                (b)  Anything in this Agreement and the other
Loan Documents to the contrary notwithstanding, the foregoing grant of a security interest shall not extend to, and the term "Personal Property Collateral" shall not include, any General Intangible, Federal Account, or Permitted Other Investment that is now or hereafter held by Borrower as licensee, lessee, or otherwise, solely in the event and to the extent that: (i) as the proximate result of the foregoing grant of a security interest, Borrower's rights in or with respect to such General Intangible, Federal Account, or Permitted Other Investment would be forfeited or would become void, voidable, terminable, or revocable, or if Borrower would be deemed to have breached, violated, or defaulted the underlying license, lease, or other agreement that governs such General Intangible, Federal Account, or Permitted Other Investment, in each case, pursuant to the restrictions in the underlying lease, license, or other agreement that governs such General Intangible, Federal
Account, or Permitted Other Investment; (ii) any such restriction shall be effective and enforceable under applicable law, including Section 9318(4) of the Code; and
(iii) any such forfeiture, voidness, voidability, terminability, revocability, breach, violation, or default cannot be remedied by Borrower using its best efforts (but without any obligation to make any material expenditures of money or to commence legal proceedings); provided, however, that the foregoing grant of security interest shall extend to, and the term "Personal Property Collateral" shall include, (y) any and all proceeds of such General Intangible, Federal Account, or Permitted Other Investment to the extent that the assignment or encumbering of such proceeds is not so restricted, and (z) upon any such licensor, lessor, or other applicable party's consent with respect to any such otherwise excluded General Intangible, Federal Account, or Permitted
Other Investment being obtained, thereafter such General Intangible, Federal Account, or Permitted Other Investment as well as any proceeds thereof that might theretofore have been excluded from such grant of a security interest and the term "Personal Property Collateral."

                (c)  Anything in this Agreement or the  other
Loan Documents to the contrary notwithstanding and subject  to
Section  4.1(b),  (i)  the security interest  granted  in  the
Permitted Other Investments under Section 4.1(a) shall not attach unless and until a Triggering Event has occurred, at which time such security interest immediately and automatically shall attach without notice or demand or further act on the part of Foothill or Borrower, and (ii) Foothill agrees that Borrower need not deliver any Negotiable Collateral in respect of the Permitted Other Investments under
Section 4.2 unless and until a Triggering Event has occurred.

               (d) Anything in this Agreement and the other Loan Documents to the contrary notwithstanding, the foregoing grant of a security interest shall not extend to, and the term "Personal Property Collateral" shall not include, any Excluded Foreign Subsidiary Securities or the assets or properties of any Foreign Subsidiary.

          4.2 Negotiable Collateral. In the event that any Collateral, including proceeds, is evidenced by or consists of Negotiable Collateral, Borrower, immediately upon the request of Foothill, shall endorse and deliver (or cause to be endorsed and delivered) physical possession of such Negotiable
Collateral   to   Foothill.   The  foregoing  notwithstanding,
Borrower need not deliver any Negotiable Collateral in respect of any Permitted Toehold Investment with a value less than or equal to $500,000 unless and until there is a Triggering Event.

          4.3 Collection of Accounts, General Intangibles, and Negotiable Collateral. During a Triggering Event, Foothill or Foothill's designee may (a) notify customers or Account Debtors of Borrower that the Accounts, General Intangibles, or Negotiable Collateral have been assigned to Foothill or that Foothill has a security interest therein, and (b) collect the
Accounts,   General  Intangibles,  and  Negotiable  Collateral
directly and charge the collection costs and expenses to the Loan Account. Borrower agrees that it will hold in trust for Foothill, as Foothill's trustee, any Collections that it receives and immediately will deliver said Collections to Foothill in their original form as received by it.

          4.4 Delivery of Additional Documentation Required. (a) At any time upon the request of Foothill, Borrower shall (and shall cause its Subsidiaries to) execute and deliver to Foothill all financing statements, continuation financing statements, fixture filings, security agreements, pledges,
assignments,   endorsements   of   certificates   of    title,
applications   for   title,  affidavits,   reports,   notices,
schedules of accounts, letters of authority, and all other documents (including documents required for compliance with the Assignment of Claims Act, 31 U.S.C. 3727 or any State's statutory counterpart thereto) that Foothill reasonably may request, in form reasonably satisfactory to Foothill, to perfect and continue perfected Foothill's security interests in  the  Collateral  and the other properties  and  assets  of
Borrower   and  its  Subsidiaries,  and  in  order  to   fully
consummate all of the transactions contemplated hereby and under the other Loan Documents.

               (b) In respect of each of the Securities Accounts of Borrower, if any, Foothill, Borrower, and each applicable financial intermediary or depositary shall enter into a control agreement that, among other things, provides that, from and after the giving of notice by Foothill to such financial intermediary or depositary, it shall take instructions solely from Foothill with respect to the applicable Securities Account and related securities entitlements or deposit account, as applicable. Foothill agrees that it will not give such notice unless a Triggering Event has occurred. Borrower agrees that it will not transfer assets out of such Securities Accounts or deposit accounts other than in the ordinary course of business and, if to another financial intermediary or depositary, unless Borrower, Foothill, and the substitute financial intermediary or depositary have entered into a control agreement of the type described above. No arrangement contemplated hereby shall be modified by Borrower without the prior written consent of Foothill. Upon the occurrence of a Triggering Event, Foothill may elect to notify the financial intermediary to liquidate the securities entitlements in such Securities Account and may elect to notify the financial intermediary or depositary to remit the proceeds in the Securities Account or deposit account to the Foothill Account.

               (c) Anything in this Agreement to the contrary notwithstanding, Foothill agrees that: (i) so long as no Triggering Event has occurred and is continuing, (y) Borrower need not execute and deliver to Foothill documents required for compliance with the Assignment of Claims Act, 31 U.S.C. 3727 or any State's statutory counterpart thereto in respect of any one underlying contract or series of related underlying contracts giving rise to less than $1,000,000 of Accounts of Borrower, and (z) Foothill agrees not to file notices or copies of assignments under the Assignment of Claims Act or any State's statutory counterpart thereto; and (ii) after the occurrence and during the continuance of a Triggering Event,
(y) Borrower shall execute and deliver to Foothill all documents that Foothill may request, in form satisfactory to Foothill, required for compliance with the Assignment of Claims Act or any State's statutory counterpart thereto, irrespective of the amount of Accounts arising out of any underlying contract, and (z) Foothill may file any notices or copies of assignments under the Assignment of Claims Act or any State's statutory counterpart thereto.

          4.5 Power of Attorney. Borrower hereby irrevocably makes, constitutes, and appoints Foothill (and any of
Foothill's officers, employees, or agents designated by Foothill) as Borrower's true and lawful attorney, with power to (a) if Borrower refuses to, or fails timely to execute and deliver any of the documents described in Section 4.4, sign the name of that Borrower on any of the documents described in
Section 4.4, (b) if there is a Triggering Event, sign that Borrower's name on any invoice or bill of lading relating to any Account, drafts against Account Debtors, schedules and assignments of Accounts, verifications of Accounts, and notices to Account Debtors, (c) send requests for verification of Accounts, (d) endorse Borrower's name on any Collection item that may come into Foothill's possession, (e) at any time that an Event of Default has occurred and is continuing or
Foothill deems itself insecure, notify the post office authorities to change the address for delivery of Borrower's mail to an address designated by Foothill, to receive and open all mail addressed to Borrower, and to retain all mail relating to the Collateral and forward all other mail to Borrower, (f) if there is a Triggering Event, make, settle, and adjust all claims under Borrower's policies of insurance and make all determinations and decisions with respect to such policies of insurance, and (g) if there is a Triggering Event, settle and adjust disputes and claims respecting the Accounts directly with Account Debtors, for amounts and upon terms that Foothill determines to be reasonable, and Foothill may cause to be executed and delivered any documents and releases that Foothill determines to be necessary. The appointment of
Foothill as Borrower's attorney, and each and every one of Foothill's rights and powers, being coupled with an interest, is irrevocable until all of the Obligations have been fully and finally repaid and performed and Foothill's obligation to extend credit hereunder is terminated.

          4.6 Right to Inspect. Foothill (through any of its officers, employees, or agents) shall have the right, from time to time hereafter to inspect Borrower's Books and to check, test, and appraise the Collateral in order to verify Borrower's financial condition or the amount, quality, value, condition of, or any other matter relating to, the Collateral.

     5.   REPRESENTATIONS AND WARRANTIES.

          In order to induce Foothill to enter into this Agreement, Borrower makes the following representations and warranties which shall be true, correct, and complete in all respects as of the Closing Date, and at and as of the date of the making of each Advance or Letter of Credit made thereafter, as though made on and as of the date of such Advance or Letter of Credit (except to the extent that such representations and warranties relate solely to an earlier date) and such representations and warranties shall survive the execution and delivery of this Agreement:

          5.1 No Encumbrances. Borrower has good and indefeasible title to the Collateral, free and clear of Liens except for Permitted Liens.

          5.2 Eligible Accounts. The Eligible Accounts are bona fide existing obligations created by the sale and delivery of Inventory or the rendition of services to Account Debtors in the ordinary course of Borrower's business, unconditionally
owed   to   Borrower  without  defenses,  disputes,   offsets,
counterclaims,  or  rights  of return  or  cancellation.   The
property giving rise to such Eligible Accounts has been delivered to the Account Debtor, or to the Account Debtor's agent for immediate shipment to and unconditional acceptance by the Account Debtor (except for returns, in the ordinary course of business, of products that fail to conform with standard specifications). Borrower has not received notice of
actual   or  imminent  bankruptcy,  insolvency,  or   material
impairment of the financial condition of any Account Debtor regarding any Eligible Account.

          5.3 Eligible Domestic Inventory. All Eligible Domestic Inventory is of good and merchantable quality, free from defects.

          5.4 Equipment. All of the Equipment is used or held for use in Borrower's business and is fit for such purposes.

          5.5 Location of Inventory and Equipment. The Inventory and Equipment are not stored with a bailee, warehouseman, or similar party (without Foothill's prior written consent) and are located only at the locations identified on Schedule 6.12 or otherwise permitted by Section 6.12.

          5.6 Inventory Records. Borrower keeps correct and accurate records itemizing and describing the kind, type, quality, and quantity of the Inventory, and Borrower's cost therefor.

          5.7 Location of Chief Executive Office; FEIN. The chief executive office of Borrower is located at the address indicated in the preamble to this Agreement. Borrower's FEIN is 63-0573222.

          5.8  Due Organization and Qualification; Subsidiaries.

               (a) Each Borrower is duly organized and existing and in good standing under the laws of the jurisdiction of its incorporation and qualified and licensed to do business in, and in good standing in, any state where the failure to be so licensed or qualified reasonably could be expected to have a Material Adverse Change.

               (b)  Set forth on Schedule 5.8, is a complete and
accurate  list of Borrower's direct and indirect Subsidiaries, showing: (i) the jurisdiction of their organization; (ii)  the number  of  shares  or  units of  each  class  of  common  and preferred stock or other equity securities authorized for each of  such Subsidiaries; and (iii) the number and the percentage of  the  outstanding shares or units of each such class  owned directly  or  indirectly by Borrower.  All of the  outstanding
capital  stock  or  other  equity  securities  of  each   such
Subsidiary has been validly issued and is fully paid and non-assessable.

               (c)  Except as set forth on Schedule 5.8, no capital
stock   or   other  equity  securities  (or  any   securities,
instruments, warrants, options, purchase rights, conversion or exchange rights, calls, commitments or claims of any character convertible into or exercisable for capital stock or other equity securities) of any direct or indirect Subsidiary of
Borrower   is  subject  to  the  issuance  of  any   security,
instrument, warrant, option, purchase right, conversion or exchange right, call, commitment or claim of any right, title, or interest therein or thereto.

               (d) Set forth on Schedule 5.8 are, with respect to each Subsidiary of Borrower that is not a Foreign Subsidiary: (i) a description  of  the  direct  and  indirect  stockholders  (or
holders   of  equivalent  equity  interests)  of   each   such
Subsidiary;  (ii)  the total assets of each  such  Subsidiary;
(iii) the amount of the net value of Borrower's direct or indirect investment in such Subsidiary; and (iv) a true, correct, and complete statement regarding whether each such Subsidiary's assets are comprised principally of (x) foreign assets, (y) securities of other Subsidiaries of Borrower, or
(z) other operating assets.

          5.9  Due Authorization; No Conflict.

               (a) The execution, delivery, and performance by Borrower of this Agreement and the Loan Documents to which it is a party have been duly authorized by all necessary corporate action.

               (b) The execution, delivery, and performance by Borrower of this Agreement and the Loan Documents to which it is a party  do  not  and  will  not (i) violate  any  provision  of
federal,   state,  or  local  law  or  regulation   (including
Regulations  G,  T,  U,  and X of the Federal  Reserve  Board)
applicable  to Borrower, the Governing Documents of  Borrower,
or  any  order,  judgment, or decree of  any  court  or  other
Governmental  Authority  binding on  Borrower,  (ii)  conflict with, result in a breach of, or constitute (with due notice or
lapse   of   time  or  both)  a  default  under  any  material
contractual   obligation  or  material  lease   of   Borrower,
(iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of Borrower, other than Permitted Liens, or (iv) require any approval of stockholders or any approval or consent of any Person under any material contractual obligation of Borrower.

               (c) Other than the filing of appropriate financing statements, fixture filings, and mortgages, the execution, delivery, and performance by Borrower of this Agreement and the Loan Documents to which Borrower is a party do not and will not require any registration with, consent, or approval of, or (except for Borrower's filings with the Securities Exchange Commission in the ordinary course of Borrower's business) notice to, or other action with or by, any federal, state, foreign, or other Governmental Authority or other Person.

               (d) This Agreement and the Loan Documents to which Borrower is a party, and all other documents contemplated hereby and thereby, when executed and delivered by Borrower will be the legally valid and binding obligations of Borrower,
enforceable   against  Borrower  in  accordance   with   their
respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganiza tion, moratorium, or similar laws relating to or limiting creditors' rights generally.

               (e) The Liens granted by Borrower to Foothill in and to its properties and assets pursuant to this Agreement and the other Loan Documents are validly created, perfected, and first priority Liens, subject only to Permitted Liens.

          5.10 Litigation.  There are no actions or proceedings
pending   by   or  against  Borrower  before  any   court   or
administrative agency and Borrower does not have knowledge or belief of any pending, threatened, or imminent litigation, governmental investigations, or claims, complaints, actions, or prosecutions involving Borrower or any guarantor of the Obligations, except for: (a) ongoing collection matters in which Borrower is the plaintiff; (b) matters disclosed on
Schedule 5.10; and (c) matters arising after the date hereof that, if decided adversely to Borrower, would not have a Material Adverse Change.

          5.11 No Material Adverse Change. All financial statements relating to Borrower or any guarantor of the Obligations that have been delivered by Borrower to Foothill have been prepared in accordance with GAAP (except, in the case of unaudited financial statements, for the lack of footnotes and being subject to year-end audit adjustments) and fairly present Borrower's (or such guarantor's, as applicable) financial condition as of the date thereof and Borrower's results of operations for the period then ended. There has not been a Material Adverse Change with respect to Borrower
(or such guarantor, as applicable) since the date of the latest financial statements submitted to Foothill.

          5.12 Solvency. Borrower is Solvent. No transfer of property is being made by Borrower and no obligation is being incurred by Borrower in connection with the transactions contemplated by this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of Borrower.

          5.13 Employee Benefits. None of Borrower, any of its Subsidiaries, or any of their ERISA Affiliates maintains or contributes to any Benefit Plan, other than those listed on
Schedule 5.13. Borrower, each of its Subsidiaries and each ERISA Affiliate have satisfied the minimum funding standards of ERISA and the IRC with respect to each Benefit Plan to which it is obligated to contribute. No ERISA Event has occurred nor has any other event occurred that may result in an ERISA Event that reasonably could be expected to result in
a   Material  Adverse  Change.   None  of  Borrower   or   its
Subsidiaries, or any ERISA Affiliate, is subject to any direct or indirect liability with respect to any Plan under any
applicable law, treaty, rule, regulation, or agreement.   None
of Borrower or its Subsidiaries or any ERISA Affiliate is required to provide security to any Plan under Section 401(a)(29) of the IRC.

          5.14 Environmental Condition. None of Borrower's properties or assets has ever been used by Borrower or, to the best of Borrower's knowledge, by previous owners or operators in the disposal of, or to produce, store, handle, treat, release, or transport, any Hazardous Materials, except in compliance with all applicable laws and regulations in respect thereof. None of Borrower's properties or assets has ever been designated or identified in any manner pursuant to any environmental protection statute as a Hazardous Materials disposal site, or a candidate for closure pursuant to any environmental protection statute. No Lien arising under any environmental protection statute has attached to any revenues or to any real or personal property owned or operated by Borrower. Except as set forth on Schedule 5.14, Borrower has not received a summons, citation, notice, or directive from the Environmental Protection Agency or any other federal or state governmental agency concerning any action or omission by Borrower resulting in the releasing or disposing of Hazardous Materials into the environment.

          5.15 Securities Accounts. Borrower does not have or maintain any Securities Accounts.

     6.   AFFIRMATIVE COVENANTS.

          Borrower covenants and agrees that, so long as  any
credit  hereunder shall be available and until full and  final
payment   of  the  Obligations,  and  unless  Foothill   shall
otherwise consent in writing, Borrower shall do all of the following:

          6.1  Accounting System.  Maintain one or more systems of
accounting   that   enable  Borrower  to   produce   financial
statements in accordance with GAAP, and maintain records pertaining to the Collateral that contain information as from
time  to  time  may be requested by Foothill.   Borrower  also
shall keep a modern inventory reporting system that shows all additions, sales, claims, returns, and allowances with respect to the Inventory.

          6.2  Collateral Reporting.  Provide Foothill with the
following   documents   at  the  following   times   in   form
satisfactory to Foothill: (a) on a monthly basis and, in any event, by no later than the 15th day of each month during the term of this Agreement (or, in the event that Borrower's then Availability is less than $10,000,000, on such more frequent basis as Foothill may require), a monthly accounts receivable
roll-forward  report  and  a  detailed  calculation   of   the
Borrowing Base as of such date; (b) on a monthly basis and, in any event, by no later than the 15th day of each month during the term of this Agreement, a detailed aging, by total, of the Accounts, together with a reconciliation to the detailed calculation of the Borrowing Base previously provided to Foothill; (c) on a monthly basis and, in any event, by no later than the 15th day of each month during the term of this Agreement, a listing of Borrower's accounts payable, by vendor; (d) on a monthly basis and, in any event, by no later than the 15th day of each month during the term of this Agreement (or, in the event that Borrower's then Availability is less than $10,000,000, on such more frequent basis as Foothill may require), Inventory reports specifying Borrower's cost and the wholesale market value of its Inventory by category, including a monthly Inventory roll-forward report;
(e) upon Foothill's reasonable request, copies of invoices in connection with the Accounts, credit memos, and remittance advices and reports in connection with the Accounts and for Inventory and Equipment acquired by Borrower, purchase orders
and   invoices;   (f)  in  the  event  that  Borrower's   then
Availability is less than $10,000,000, then upon Foothill's reasonable request, a sales journal, collection journal, and credit register since the last such schedule and copies of deposit slips, shipping and delivery documents in connection with the Accounts and for Inventory and Equipment acquired by Borrower; (g) on a quarterly basis, a detailed list of Borrower's customers; (h) on a monthly basis, a calculation of the Dilution for the prior month; (i) on a quarterly basis, a detailed report specifying each Permitted Toehold Investment, including the book value and market value thereof; (j) on a monthly basis, a detailed report specifying each Permitted Appraised Assets Disposition and Equipment replacement in respect thereof consummated since the last such report; (k) on a quarterly basis, a detailed report specifying the aggregate amount of Permitted Subsidiary Loans and Capital Contributions made by Borrower to date during the then current calendar year and the aggregate amount of Indebtedness then outstanding and permitted under Section 7.1(b), and (l) such other reports as to the Collateral or the financial condition of Borrower as
Foothill  may  request  from time  to  time.   Original  sales
invoices evidencing daily sales shall be mailed by Borrower to each Account Debtor and, at Foothill's direction if there is a Triggering Event, the invoices shall indicate on their face that the Account has been assigned to Foothill and that all payments are to be made directly to Foothill.

          6.3 Financial Statements, Reports, Certificates. Deliver to Foothill: (a) as soon as available, but in any event within 30 days after the end of each month during each of Borrower's fiscal years, a company prepared balance sheet, income statement, and statement of cash flow covering Borrower's operations during such period; and (b) as soon as available, but in any event within 90 days after the end of each of Borrower's fiscal years, financial statements of Borrower for each such fiscal year, audited by independent certified public accountants reasonably acceptable to Foothill and certified, without any qualifications, by such accountants to have been prepared in accordance with GAAP, together with a certificate of such accountants addressed to Foothill stating that such accountants do not have knowledge of the existence of any Default or Event of Default. Such audited financial statements shall include a balance sheet, profit and loss statement, and statement of cash flow and, if prepared, such accountants' letter to management. If Borrower is a parent company of one or more Subsidiaries, or Affiliates, or is a Subsidiary or Affiliate of another company, then, in addition to the financial statements referred to above, Borrower agrees to deliver such other information relative to such related entity as Foothill reasonably may request and, solely to the extent available, such financing statements on a consolidating basis so as to present Borrower and each such related entity separately.

               Together with the above, Borrower also shall deliver to Foothill Borrower's Form 10-Q Quarterly Reports, Form 10-K Annual Reports, and Form 8-K Current Reports, and any other filings made by Borrower with the Securities and Exchange Commission, if any, within 1 Business Day of the date that the same are filed, or any other information that is provided by Borrower to its shareholders, and any other report reasonably requested by Foothill relating to the financial condition of Borrower.

                Each   month,  together  with  the  financial
statements provided pursuant to Section 6.3(a), Borrower shall deliver to Foothill a certificate signed by its chief financial officer to the effect that: (i) all financial statements delivered or caused to be delivered to Foothill hereunder have been prepared in accordance with GAAP (except, in the case of unaudited financial statements, for the lack of footnotes and being subject to year-end audit adjustments) and fairly present the financial condition of Borrower, (ii) the representations and warranties of Borrower contained in this Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of such certificate, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date), (iii) for each month that also is the date on which a financial covenant in Section 7.20 is to be tested, a Compliance Certificate demonstrating in reasonable detail compliance at the end of such period with the applicable financial covenants contained in Section 7.20, and (iv) on the date of delivery of such certificate to Foothill there does not exist any condition or event that constitutes a Default or Event of Default (or, in the case of clauses (i), (ii), or (iii), to the extent of any non-compliance, describing such non-compliance as to which he or she may have knowledge and what action Borrower has taken, is taking, or proposes to take with respect thereto).

               Borrower shall have issued written instructions to its independent certified public accountants authorizing them to communicate with Foothill and to release to Foothill whatever financial information concerning Borrower that Foothill may request. Borrower hereby irrevocably authorizes and directs all auditors, accountants, or other third parties to deliver to Foothill, at Borrower's expense, copies of Borrower's financial statements, papers related thereto, and other accounting records of any nature in their possession, and to disclose to Foothill any information they may have
regarding    Borrower's   business   affairs   and   financial
conditions.

               Each   year,  together  with  the   financial
statements provided pursuant to Section 6.3(b), Borrower shall
deliver  to  Foothill  a  certificate  signed  by  its   chief
financial officer specifying, as to each Foreign Subsidiary of
Borrower,   the   amounts  of  assets  and   liabilities   and
stockholder's equity of such Foreign Subsidiary as of the  end of  the  year  then ended.  Borrower hereby  agrees  that,  in respect  of  any  Foreign Subsidiary whose capitalization  has materially  improved (in Foothill's reasonable  determination)
and  upon  Foothill's  reasonable request  therefor,  Borrower shall  execute  and  deliver to Foothill a supplement  to  the
Pledge  Agreement pursuant to which Borrower shall  pledge  to
Foothill all of Borrower's right, title, and interest  in  and to such Foreign Subsidiary's equity securities (other than the
Excluded   Foreign  Portion)  and  deliver  to  Foothill   all
Negotiable Collateral, if any, in respect of same, unless and to the extent that doing so would, in any material respect, violate applicable law or cause a breach or default under any material contract, agreement, or arrangement binding on such Subsidiary.

          6.4  Tax Returns.  Deliver to Foothill copies of each of
Borrower's  future  federal  income  tax  returns,   and   any
amendments thereto, within 30 days of the filing thereof with the Internal Revenue Service.

          6.5 Guarantor Reports. Cause any guarantor of any of the Obligations to deliver its annual financial statements at
the   time   when  Borrower  provides  its  audited  financial
statements to Foothill and copies of all federal income tax returns as soon as the same are available and in any event no later than 30 days after the same are required to be filed by law.

          6.6 Returns. Cause returns and allowances, if any, as between Borrower and its Account Debtors to be on the same basis and in accordance with the usual customary practices of Borrower, as they exist at the time of the execution and delivery of this Agreement. If, at a time when no Event of Default has occurred and is continuing, any Account Debtor returns any Inventory to Borrower, Borrower promptly shall determine the reason for such return and, if Borrower accepts such return, issue a credit memorandum (with, upon reasonable request, a copy to be sent to Foothill) in the appropriate amount to such Account Debtor. If, at a time when an Event of Default has occurred and is continuing, any Account Debtor returns any Inventory to Borrower, Borrower promptly shall determine the reason for such return and, if Foothill consents (which consent shall not be unreasonably withheld), issue a credit memorandum (with a copy to be sent to Foothill) in the appropriate amount to such Account Debtor.

          6.7 Title to Equipment. Upon Foothill's request after the occurrence of an Event of Default, Borrower immediately shall deliver to Foothill, properly endorsed, any and all
evidences   of  ownership  of,  certificates  of   title,   or
applications for title to any items of Equipment; provided, however, that the foregoing shall not be deemed to prevent Permitted Dispositions to the extent otherwise permitted hereunder.

          6.8 Maintenance of Equipment. Maintain the Equipment in good operating condition and repair (ordinary wear and tear excepted), and make all necessary replacements thereto so that the value and operating efficiency thereof shall at all times be maintained and preserved. Other than those items of Equipment that constitute fixtures on the Closing Date, Borrower shall not permit any item of Equipment to become a fixture to real estate or an accession to other property, and such Equipment shall at all times remain personal property.

          6.9 Taxes. Cause all assessments and taxes, whether real, personal, or otherwise, due or payable by, or imposed, levied, or assessed against Borrower or any of its property to be paid in full, before delinquency or before the expiration of any extension period, except to the extent that the validity of such assessment or tax shall be the subject of a Permitted Protest. Borrower shall make due and timely payment or deposit of all such federal, state, and local taxes, assessments, or contributions required of it by law, and will execute and deliver to Foothill, on demand, appropriate certificates attesting to the payment thereof or deposit with respect thereto. Borrower will make timely payment or deposit of all tax payments and withholding taxes required of it by applicable laws, including those laws concerning F.I.C.A., F.U.T.A., state disability, and local, state, and federal income taxes, and will, upon request, furnish Foothill with proof satisfactory to Foothill indicating that Borrower has made such payments or deposits.

          6.10 Insurance.

               (a) At its expense, keep the Personal Property Collateral insured against loss or damage by fire, theft, explosion, sprinklers, and all other hazards and risks, and in such amounts, as are ordinarily insured against by other owners in similar businesses. Borrower also shall maintain business interruption, public liability, product liability, and property damage insurance relating to Borrower's ownership and use of the Personal Property Collateral, as well as insurance against larceny, embezzlement, and criminal misappropriation.

              (b) At its expense, obtain and maintain (i) insurance of the type necessary to insure the Improvements and Chattels (as such  terms  are  defined  in the  Mortgages),  for  the  full replacement cost thereof, against any loss by fire, lightning, windstorm,  hail, explosion, aircraft, smoke  damage,  vehicle damage, earthquakes, elevator collision, and other risks  from time  to time included under "extended coverage" policies,  in such  amounts  as Foothill may require, but in  any  event  in
amounts  sufficient  to  prevent  Borrower  from  becoming   a
co-insurer  under  such policies, (ii) combined  single  limit bodily injury and property damages insurance against any loss, liability, or damages on, about, or relating to each parcel of
Real  Property  Collateral,  in  an  amount  satisfactory   to
Foothill;  (iii)  business  rental insurance  covering  annual receipts  for  a  12  month period for  each  parcel  of  Real
Property  Collateral; and (iv) insurance for such other  risks as  Foothill  may require.  Replacement costs,  at  Foothill's
option,   may  be  redetermined  by  an  insurance  appraiser,
satisfactory to Foothill, not more frequently than once every 12 months at Borrower's cost.

               (c) All such policies of insurance shall be in such form, with such companies, and in such amounts as may be reasonably satisfactory to Foothill. All hazard insurance and such  other insurance as Foothill shall specify, shall contain
a   Form   438BFU  mortgagee  endorsement,  or  an  equivalent
endorsement satisfactory to Foothill, showing Foothill as sole loss payee thereof, and shall contain a waiver of warranties. Every policy of insurance referred to in this Section 6.10 shall contain an agreement by the insurer that it will not cancel such policy except after 30 days prior written notice to Foothill and that any loss payable thereunder shall be payable notwithstanding any act or negligence of Borrower or Foothill which might, absent such agreement, result in a forfeiture of all or a part of such insurance payment and notwithstanding (i) occupancy or use of the Real Property Collateral for purposes more hazardous than permitted by the terms of such policy, (ii) any foreclosure or other action or proceeding taken by Foothill pursuant to the Mortgages upon the happening of an Event of Default, or (iii) any change in title or ownership of the Real Property Collateral. Borrower shall deliver to Foothill certified copies of such policies of insurance and evidence of the payment of all premiums therefor.

               (d)  Original policies or certificates thereof
satisfactory to Foothill evidencing such insurance shall be delivered to Foothill at least 10 days prior to the expiration of the existing or preceding policies. Borrower shall give Foothill prompt notice of any loss covered by such insurance, and, upon the occurrence and during the continuance of an Event of Default, Foothill shall have the right to adjust any loss. Foothill shall have the exclusive right to adjust all losses payable under any such insurance policies without any liability to Borrower whatsoever in respect of such adjustments. Any monies received as payment for any loss under any insurance policy including the insurance policies mentioned above, shall be paid over to Foothill to be applied at the option of Foothill either to the prepayment of the Obligations without premium, in such order or manner as Foothill may elect, or shall be disbursed to Borrower under stage payment terms satisfactory to Foothill for application to the cost of repairs, replacements, or restorations. All repairs, replacements, or restorations shall be effected with reasonable promptness and shall be of a value at least equal to the value of the items or property destroyed prior to such damage or destruction. Upon the occurrence of an Event of Default, Foothill shall have the right to apply all prepaid premiums to the payment of the Obligations in such order or form as Foothill shall determine.

               (e) Borrower shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this Section 6.10, unless
Foothill  is included thereon as named insured with  the  loss
payable  to  Foothill  under  a  standard  California   438BFU
(NS) Mortgagee endorsement, or its local equivalent. Borrower immediately shall notify Foothill whenever such separate insurance is taken out, specifying the insurer thereunder and full particulars as to the policies evidencing the same, and originals of such policies immediately shall be provided to Foothill.

          6.11 No Setoffs or Counterclaims. Make payments hereunder and under the other Loan Documents by or on behalf of Borrower without setoff or counterclaim and free and clear of, and without deduction or withholding for or on account of, any federal, state, or local taxes.

          6.12 Location of Inventory and Equipment. Keep the Inventory and Equipment only at the locations identified on
Schedule  6.12;  provided, however, that  Borrower  may  amend
Schedule 6.12 so long as such amendment occurs by written notice to Foothill not less than 30 days prior to the date on which the Inventory or Equipment is moved to such new
location,  so  long  as  such  new  location  is  within   the
continental United States, and so long as, at the time of such
written   notification,   Borrower  provides   any   financing
statements  or  fixture  filings  necessary  to  perfect   and
continue perfected Foothill's security interests in such assets and also provides to Foothill a Collateral Access Agreement.

          6.13 Compliance with Laws. Comply with the requirements of all applicable laws, rules, regulations, and orders of any governmental authority, including the Fair Labor Standards Act and the Americans With Disabilities Act, other than laws, rules, regulations, and orders the non-compliance with which, individually or in the aggregate, would not have and could not reasonably be expected to have a Material Adverse Change.

          6.14 Employee Benefits.

               (a) Promptly, and in any event within 10 Business Days after Borrower or any of its Subsidiaries knows or has reason to know that an ERISA Event has occurred that reasonably could be  expected to result in a Material Adverse Change, a written
statement   of  the  chief  financial  officer   of   Borrower
describing  such  ERISA Event and any  action  that  is  being taking  with respect thereto by Borrower, any such  Subsidiary or  ERISA Affiliate, and any action taken or threatened by the
IRS,   Department  of  Labor,  or  PBGC.   Borrower  or   such
Subsidiary, as applicable, shall be deemed to know  all  facts known by the administrator of any Benefit Plan of which it  is the  plan  sponsor, (ii) promptly, and in any event  within  3
Business Days after the filing thereof with the IRS, a copy of each funding waiver request filed with respect to any Benefit
Plan and all communications received by Borrower, any of its Subsidiaries or, to the knowledge of Borrower, any ERISA
Affiliate with respect to such request, and (iii) promptly, and in any event within 3 Business Days after receipt by Borrower, any of its Subsidiaries or, to the knowledge of Borrower, any ERISA Affiliate, of the PBGC's intention to terminate a Benefit Plan or to have a trustee appointed to administer a Benefit Plan, copies of each such notice.

               (b) Cause to be delivered to Foothill, upon Foothill's request, each of the following: (i) a copy of each Plan (or, where  any  such plan is not in writing, complete  description thereof) (and if applicable, related trust agreements or other funding  instruments) and all amendments thereto, all  written interpretations thereof and written descriptions thereof  that have  been  distributed to employees or  former  employees  of
Borrower   or   its   Subsidiaries;  (ii)  the   most   recent
determination  letter issued by the IRS with respect  to  each
Benefit  Plan;  (iii) for the three most  recent  plan  years, annual  reports on Form 5500 Series required to be filed  with any  governmental  agency  for each  Benefit  Plan;  (iv)  all actuarial  reports prepared for the last three plan years  for each  Benefit Plan; (v) a listing of all Multiemployer  Plans,
with   the   aggregate  amount  of  the  most  recent   annual
contributions  required to be made by Borrower  or  any  ERISA
Affiliate  to  each  such plan and copies  of  the  collective bargaining agreements requiring such contributions;  (vi)  any information  that has been provided to Borrower or  any  ERISA
Affiliate    regarding   withdrawal   liability   under    any
Multiemployer Plan; and (vii) the aggregate amount of the most recent annual payments made to former employees of Borrower or its Subsidiaries under any Retiree Health Plan.

          6.15 Leases. Pay when due all rents and other amounts payable under any leases to which Borrower is a party or by which Borrower's properties and assets are bound, unless such
payments  are  the  subject of a Permitted  Protest.   To  the
extent that Borrower fails timely to make payment of such rents and other amounts payable when due under its leases, Foothill shall be entitled, in its discretion, to reserve an amount equal to such unpaid amounts against the Borrowing Base.


     7.   NEGATIVE COVENANTS.

          Borrower covenants and agrees that, so long as any credit hereunder shall be available and until full and final payment of the Obligations, Borrower will not to do any of the following without Foothill's prior written consent:

          7.1  Indebtedness.  Create, incur, assume, permit,
guarantee,   or  otherwise  become  or  remain,  directly   or
indirectly, liable with respect to any Indebtedness, except:

               (a) Indebtedness evidenced by this Agreement, together with Indebtedness to issuers of letters of credit that are the subject of L/C Guarantees;

               (b)  (i) unsecured guarantees of indebtedness of
Borrower's   Subsidiaries;  and  (ii)  unsecured  back-to-back
letters of credit or letter of credit guarantees to issuers of underlying letters of credit, the account parties of which are Borrower's Foreign Subsidiaries, that are not the subject of L/C Guarantees; provided, however, that the aggregate amount of such Indebtedness at any one time outstanding permitted under this Section 7.1(b) shall not exceed $50,000,000;

               (c)  Indebtedness set forth on Schedule 7.1;

               (d) unsecured Indebtedness of Borrower owing to one or more of its Subsidiaries; provided, however, that upon the
request  of  Foothill,  Borrower  shall  cause  each  of   its
Subsidiaries that is a holder of such Indebtedness to execute and deliver to Foothill a subordination agreement, in form and substance satisfactory to Foothill, in respect of such Indebtedness;

               (e) unsecured Indebtedness evidenced by Interest Rate Agreements and Currency Protection Agreements entered into by
Borrower  in  the  ordinary course of its business  consistent with  past practices and entered into in connection  with  the
operational   needs  of  Borrower's  business  and   not   for
speculative purposes;

               (f)  Indebtedness secured by Permitted Liens; and

               (g)  refinancings, renewals, or extensions of
Indebtedness permitted under clauses (c), (e), and (f) of this
Section 7.1 (and continuance or renewal of any Permitted Liens associated therewith) so long as: (i) the terms and conditions of such refinancings, renewals, or extensions do not
materially   impair  the  prospects  of   repayment   of   the
Obligations by Borrower, (ii) the net cash proceeds of such refinancings, renewals, or extensions do not result in an increase in the aggregate principal amount of the Indebtedness so refinanced, renewed, or extended, (iii) such refinancings, renewals, refundings, or extensions do not result in a shortening of the average weighted maturity of the Indebtedness so refinanced, renewed, or extended, and (iv) to the extent that Indebtedness that is refinanced was subordinated in right of payment to the Obligations, then the subordination terms and conditions of the refinancing Indebtedness must be at least as favorable to Foothill as those applicable to the refinanced Indebtedness.

          7.2 Liens. Create, incur, assume, or permit to exist, directly or indirectly, any Lien on or with respect to any of its property or assets, of any kind, whether now owned or hereafter acquired, or any income or profits therefrom, except for Permitted Liens (including Liens that are replacements of Permitted Liens to the extent that the original Indebtedness is refinanced under Section 7.1(g) and so long as the replacement Liens only encumber those assets or property that secured the original Indebtedness). Without limiting the generality of the foregoing, Borrower agrees not to create, incur, assume, or permit to exist, directly or indirectly, any Lien on or with respect to the equity securities of any Subsidiary of Borrower and the equity securities evidencing any Permitted Toehold Investment (except for Liens thereon in favor of Foothill and Liens expressly permitted hereunder on the equity securities of IG Australia).

          7.3  Restrictions on Fundamental Changes.  (a) Enter into
any     merger,     consolidation,     reorganization,      or
recapitalization,  or  reclassify  its  capital   stock;   (b)
liquidate,  wind  up,  or  dissolve  itself  (or  suffer   any
liquidation  or  dissolution); or  (c)  except  for  Permitted
Dispositions,  convey,  sell,  assign,  lease,  transfer,   or
otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of its property or assets.

          7.4  Disposal of Assets.  Except for Permitted
Dispositions, make any Asset Disposition.

          7.5 Change Name. Change Borrower's name, FEIN, corporate structure (within the meaning of Section 9402(7) of the Code), or identity, or add any new fictitious name.

          7.6  [intentionally omitted].

          7.7 Nature of Business. Make any change in the principal nature of Borrower's business.

          7.8  Prepayments and Amendments.

               (a)  Except in connection with a refinancing permitted by
Section   7.1(g),  prepay,  redeem,  defease,   purchase,   or
otherwise acquire any Indebtedness owing to any third Person, other than the Obligations in accordance with this Agreement, and

               (b)  Directly or indirectly, amend, modify, alter,
increase, or change any of the terms or conditions of any agreement, instrument, document, indenture, or other writing evidencing or concerning Indebtedness permitted under Sections 7.1(b), (c), (d), (e), or (f), except for any amendment, modification, waiver, or consent the effect of which would be
to:   (i)  extend the maturity of all or part of the remaining
scheduled   payments  of  principal  outstanding   thereunder;
(ii)  make  any  covenant  or default contained  therein  less stringent; (iii) decrease the interest rate or interest rate margin or the default interest rate or interest rate margin, or both; (iv) amends or modify any other terms thereof so long
as   the  amendments  or  modifications  referenced  in   this
clause   (iv)  are  not  in  the  aggregate  materially   more
expensive, burdensome, or otherwise adverse to Borrower or Foothill.

          7.9 Change of Control. Cause, permit, or suffer, directly or indirectly, any Change of Control.

          7.10 Consignments. Consign any Inventory or sell any Inventory on bill and hold, sale or return, sale on approval, or other conditional terms of sale; provided, however, that the foregoing shall not prevent Borrower from consigning Inventory with a value not to exceed $500,000 at any one time outstanding, in the ordinary course of Borrower's business, consistent with past practices, so long as at the time of any such consignment, Borrower shall take such steps as may be necessary to ensure that such consigned Inventory is not subject to the claims of the consignees' creditors or that Borrower has priority over any perfected security interests in the inventory of such consignee.

          7.11 Distributions. Make any distribution or declare or pay any dividends (in cash or other property, other than capital stock) on, or purchase, acquire, redeem, or retire any of Borrower's capital stock, of any class, whether now or hereafter outstanding.

          7.12 Accounting Methods. Modify or change significantly its method of accounting or enter into, modify, or terminate any agreement currently existing, or at any time hereafter entered into with any third party accounting firm or service bureau for the preparation or storage of Borrower's accounting
records  without  said  accounting  firm  or  service   bureau
agreeing   to  provide  Foothill  information  regarding   the
Collateral or Borrower's financial condition. Borrower waives the right to assert a confidential relationship, if any, it may have with any accounting firm or service bureau in connection with any information requested by Foothill pursuant to or in accordance with this Agreement, and agrees that Foothill may contact directly any such accounting firm or service bureau in order to obtain such information.

          7.13 Investments. Except for Permitted Investments and Permitted Dispositions, directly or indirectly make, acquire, or  incur  any  liabilities (including contingent obligations)
for   or  in  connection  with  (a)  the  acquisition  of  the
securities (whether debt or equity) of, or other interests in, a Person, (b) loans, advances, capital contributions, or transfers of property to a Person, or (c) the acquisition of all or substantially all of the properties or assets of a Person.

          7.14 Transactions with Affiliates. Except for Permitted Investments, directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower except for transactions that are in the ordinary course of Borrower's business, upon fair and reasonable terms, that are fully disclosed to Foothill, and that are no less favorable to Borrower than would be obtained in a comparable arm's length transaction with a non-Affiliate.

          7.15 Suspension. Suspend or go out of a substantial portion of its business.

          7.16 [intentionally omitted].

          7.17 Use of Proceeds. Use the proceeds of the Advances and the Term Loan made hereunder for any purpose other than
(a) on the Closing Date, (i) to repay in full the outstanding principal, accrued interest, and accrued fees and expenses owing to Existing Lender, and (ii) to pay transactional costs and expenses incurred in connection with this Agreement, and
(b) thereafter, consistent with the terms and conditions hereof, for its lawful and permitted corporate purposes.

          7.18 Change in Location of Chief Executive Office; Inventory and Equipment with Bailees. Relocate its chief executive office to a new location without providing 30 days prior written notification thereof to Foothill and so long as, at the time of such written notification, Borrower provides any financing statements or fixture filings necessary to perfect and continue perfected Foothill's security interests and also provides to Foothill a Collateral Access Agreement with respect to such new location. The Inventory and Equipment shall not at any time now or hereafter be stored with a bailee, warehouseman, or similar party without Foothill's prior written consent.

          7.19 No Prohibited Transactions Under ERISA.  Directly or indirectly:

               (a) engage, or permit any Subsidiary of Borrower to engage, in any prohibited transaction which is reasonably likely to result in a civil penalty or excise tax described in Sections 406 of ERISA or 4975 of the IRC for which a statutory or class exemption is not available or a private exemption has not been previously obtained from the Department of Labor;

               (b) permit to exist with respect to any Benefit Plan any accumulated funding deficiency (as defined in Sections 302 of ERISA and 412 of the IRC), whether or not waived;

               (c) fail, or permit any Subsidiary of Borrower to fail, to pay timely required contributions or annual installments due with respect to any waived funding deficiency to any Benefit Plan;

               (d) terminate, or permit any Subsidiary of Borrower to terminate, any Benefit Plan where such event would result in any liability of Borrower, any of its Subsidiaries or any ERISA Affiliate under Title IV of ERISA;

               (e) fail, or permit any Subsidiary of Borrower to fail, to make any required contribution or payment to any Multiemployer Plan;

               (f) fail, or permit any Subsidiary of Borrower to fail, to pay any required installment or any other payment required under Section 412 of the IRC on or before the due date for such installment or other payment;

                7.(yyyy) amend, or permit any Subsidiary of Borrower to amend, a Plan resulting in an increase in current liability for the plan year such that either of Borrower, any Subsidiary of Borrower or any ERISA Affiliate is required to provide security to such Plan under Section 401(a)(29) of the IRC; or

               (h) withdraw, or permit any Subsidiary of Borrower to withdraw, from any Multiemployer Plan where such withdrawal is reasonably likely to result in any liability of any such entity under Title IV of ERISA;

which, individually or in the aggregate, results in or reasonably would be expected to result in a claim against or liability of Borrower, any of its Subsidiaries or any ERISA
Affiliate in excess of $1,500,000.

          7.20 Financial Covenants.  Fail to maintain:

               (a) Current Ratio. A ratio of Consolidated Current Assets divided by Consolidated Current Liabilities of at least
1.0: 1.0, measured on a fiscal quarter-end basis; and

               (b) Net Worth. Net Worth of at least $325,000,000, measured on a fiscal quarter-end basis.

          7.21 Capital Expenditures. Make capital expenditures in any fiscal year in excess of $80,000,000.

     8.   EVENTS OF DEFAULT.

          Any one or more of the following events shall constitute an event of default (each, an "Event of Default") under this Agreement:

          8.1 If Borrower fails to pay when due and payable or when declared due and payable, any portion of the Obligations (whether of principal, interest (including any interest which, but for the provisions of the Bankruptcy Code, would have accrued on such amounts), fees and charges due Foothill,
reimbursement   of   Foothill  Expenses,  or   other   amounts
constituting Obligations);

          8.2 (a) If Borrower fails or neglects to perform, keep, or observe, in any material respect, any term, provision, condition, covenant, or agreement contained in Sections 6.2 (Collateral Reports) or 6.3 (Financial Statements) of this Agreement and such failure continues for a period of five (5) days from the date Foothill sends Borrower telephonic or written notice of such failure or neglect; (b) If Borrower fails or neglects to perform, keep, or observe, in any material respect, any term, provision, condition, covenant, or
agreement  contained  in  Sections  6.4  (Tax  Returns),   6.5
(Guarantor Reports), 6.7 (Title to Equipment), 6.12  (Location
of Inventory and Equipment), 6.13 (Compliance with Laws), 6.14 (Employee Benefits), or 6.15 (Leases) of this Agreement and such failure continues for a period of fifteen (15) days from the date of such failure or neglect; (c) If Borrower fails or neglects to perform, keep, or observe, in any material
respect,   any   term,  provision,  condition,  covenant,   or
agreement contained in Sections 6.1 (Accounting System), 6.6 (Returns), or 6.8 (Maintenance of Equipment) of this Agreement and such failure continues for a period of fifteen (15) days from the date Foothill sends Borrower telephonic or written notice of such failure or neglect; or (d) If Borrower fails or neglects to perform, keep, or observe, in any material respect, any other term, provision, condition, covenant, or agreement contained in this Agreement, in any of the Loan Documents, or in any other present or future agreement between Borrower and Foothill (other than any such term, provision, condition, covenant, or agreement that is the subject of another provision of this Section 8);

          8.3  If there is a Material Adverse Change;

          8.4 If any material portion of Borrower's properties or assets is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any third Person;

          8.5  If an Insolvency Proceeding is commenced by Borrower;

          8.6  If an Insolvency Proceeding is commenced against
Borrower  and  any of the following events  occur:   (a)  such
Borrower   consents  to  the  institution  of  the  Insolvency
Proceeding  against  it;  (b)  the  petition  commencing   the
Insolvency Proceeding is not timely controverted; (c) the petition commencing the Insolvency Proceeding is not dismissed within 45 calendar days of the date of the filing thereof; provided, however, that, during the pendency of such period, Foothill shall be relieved of its obligation to extend credit hereunder; (d) an interim trustee is appointed to take possession of all or a substantial portion of the properties or assets of, or to operate all or any substantial portion of the business of, Borrower; or (e) an order for relief shall have been issued or entered therein;

          8.7 If Borrower is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs;

          8.8 (a) If a notice of Lien, levy, or assessment for more than $1,500,000 is filed of record with respect to any of Borrower's properties or assets by the United States, or if any taxes or debts owing for an amount in excess of $1,500,000 at any time hereafter to the United States becomes a lien, whether choate or otherwise, upon any of Borrower's properties or assets; provided, however, that Foothill shall be entitled to create a reserve against the Borrowing Base in an amount sufficient to discharge such lien, levy, or assessment and any and all penalties or interest payable in connection therewith; or

               (b) If a notice of Lien, levy, or assessment for more than $1,500,000 is filed of record with respect to any of Borrower's properties or assets by any state, county, municipal, or other non-federal governmental agency, or if any taxes or debts owing for an amount in excess of $1,500,000 at any time hereafter to any one or more of such entities becomes a lien, whether choate or otherwise, upon any of Borrower's or any of its Subsidiaries' properties or assets and, in any such case, such taxes or debts are not the subject of a Permitted Protest, and the lien, levy, or assessment is not released, discharged, or bonded against before the earlier of 30 days of the date it first arises or 5 days of the date when such property or asset is subject to being forfeited; provided, however, that Foothill shall be entitled to create a reserve against the Borrowing Base in an amount sufficient to discharge such lien, levy, or assessment and any and all penalties or interest payable in connection therewith.

          8.9 If a judgment or other claim for an amount in excess of $1,500,000 becomes a Lien or encumbrance upon any material portion of Borrower's properties or assets;

          8.10 If there is a default in any material agreement to which Borrower is a party with one or more third Persons and
such  default  (a)  occurs  at  the  final  maturity  of   the
obligations  thereunder, or (b) results in  a  right  by  such
third   Person(s),  irrespective  of  whether  exercised,   to
accelerate the maturity of Borrower's obligations thereunder or to terminate the subject agreement;

          8.11 If Borrower makes any payment on account of Indebtedness that has been contractually subordinated in right of payment to the payment of the Obligations, except to the extent such payment is permitted by the terms of the subordination provisions applicable to such Indebtedness;

          8.12 If any material misstatement or misrepresentation exists now or hereafter in any warranty, representation, statement, or report made to Foothill by Borrower or any officer, employee, agent, or director of Borrower, or if any such warranty or representation is withdrawn; or

          8.13 If the obligation of M&S or IG Delaware under the Pledge Agreement is limited or terminated by operation of law or by such Person thereunder, or any such Person becomes the subject of an Insolvency Proceeding.

     9.   FOOTHILL'S RIGHTS AND REMEDIES.

          9.1 Rights and Remedies. Upon the occurrence, and during the continuation, of an Event of Default Foothill may, at its election, without notice of its election and without demand, do any one or more of the following, all of which are authorized by Borrower:

               (a) Declare all Obligations, whether evidenced by this Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable;

               (b) Cease advancing money or extending credit to or for the benefit of Borrower under this Agreement, under any of the Loan Documents, or under any other agreement between Borrower and Foothill;

               (c)  Terminate this Agreement and any of the other Loan
Documents  as  to  any  future  liability  or  obligation   of
Foothill, but without affecting Foothill's rights and security interests in the Personal Property Collateral or the Real
Property Collateral and without affecting the Obligations;

               (d) Settle or adjust disputes and claims directly with Account Debtors for amounts and upon terms which Foothill considers advisable, and in such cases, Foothill will credit
Borrower's Loan Account with only the net amounts received by Foothill in payment of such disputed Accounts after deducting all Foothill Expenses incurred or expended in connection therewith;

               (e) Cause Borrower to hold all returned Inventory in trust for Foothill, segregate all returned Inventory from all other property of Borrower or in Borrower's possession and conspicuously label said returned Inventory as the property of Foothill;

               (f) Without notice to or demand upon Borrower, make such payments and do such acts as Foothill considers necessary or
reasonable   to   protect  its  security  interests   in   the
Collateral.  Borrower agrees to assemble the Personal Property
Collateral  if Foothill so requires, and to make the  Personal
Property  Collateral  available to Foothill  as  Foothill  may designate.  Borrower authorizes Foothill to enter the premises where the Personal Property Collateral is located, to take and maintain  possession of the Personal Property  Collateral,  or any  part  of it, and to pay, purchase, contest, or compromise
any   encumbrance,   charge,  or  Lien  that   in   Foothill's
determination appears to conflict with its security interests and to pay all expenses incurred in connection therewith.
With respect to any of Borrower's owned or leased premises, Borrower hereby grants Foothill a license to enter into possession of such premises and to occupy the same, without charge, for up to 120 days in order to exercise any of Foothill's rights or remedies provided herein, at law, in equity, or otherwise;

               (g) Without notice to Borrower (such notice being expressly waived by Borrower), and without constituting a retention of any collateral in satisfaction of an obligation
(within the meaning of Section 9505 of the Code), set off and apply to the Obligations any and all (i) balances and deposits of Borrower held by Foothill (including any amounts received in the Lockbox Accounts), or (ii) indebtedness at any time owing to or for the credit or the account of Borrower held by Foothill;

               (h) Hold, as cash collateral, any and all balances and deposits of Borrower held by Foothill, and any amounts received in the Lockbox Accounts, to secure the full and final repayment of all of the Obligations;

               (i) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Personal Property Collateral. Borrower hereby grants to Foothill a license or other right to use, without charge, Borrower's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Personal Property Collateral, in completing production of, advertising for  sale,  and  selling any Personal Property Collateral  and
Borrower's  rights  under  all  licenses  and  all   franchise
agreements shall inure to Foothill's benefit;

               (j) Sell the Personal Property Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including any of Borrower's premises) as Foothill determines is commercially reasonable.
It is not necessary that the Personal Property Collateral be present at any such sale;

               (k) Foothill shall give notice of the disposition of the Personal Property Collateral as follows:

                    (1) Foothill shall give the applicable Borrower and each holder of a security interest in the Personal Property
Collateral who has filed with Foothill a written request for notice, a notice in writing of the time and place of public sale, or, if the sale is a private sale or some other disposition other than a public sale is to be made of the Personal Property Collateral, then the time on or after which the private sale or other disposition is to be made;

                    (2) The notice shall be personally delivered or mailed, postage prepaid, to such Borrower as provided in Section 12, at least 5 days before the date fixed for the sale, or at least 5 days before the date on or after which the private sale or other disposition is to be made; no notice needs to be given prior to the disposition of any portion of the Personal
Property Collateral that is perishable or threatens to decline speedily in value or that is of a type customarily sold on a recognized market. Notice to Persons other than such Borrower claiming an interest in the Personal Property Collateral shall be sent to such addresses as they have furnished to Foothill;

                    (3) If the sale is to be a public sale, Foothill also shall give notice of the time and place by publishing a notice one time at least 5 days before the date of the sale in a newspaper of general circulation in the county in which the sale is to be held;

               (l) Foothill may credit bid and purchase at any public sale; and

               (m) Any deficiency that exists after disposition of the Personal Property Collateral as provided above will be paid immediately by Borrower. Any excess will be returned, without interest and subject to the rights of third Persons, by Foothill to Borrower.

          9.2 Remedies Cumulative. Foothill's rights and remedies under this Agreement, the Loan Documents, and all other agreements shall be cumulative. Foothill shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by Foothill of one right or remedy shall be deemed an election, and no waiver by Foothill of any Event of Default shall be deemed a continuing waiver. No delay by Foothill shall constitute a waiver, election, or acquiescence by it.

     10.  TAXES AND EXPENSES.

          If Borrower fails to pay any monies (whether taxes, assessments, insurance premiums, or, in the case of leased properties or assets, rents or other amounts payable under such leases) due to third Persons, or fails to make any deposits or furnish any required proof of payment or deposit, all as required under the terms of this Agreement, then, to the extent that Foothill determines that such failure by such Borrower could result in a Material Adverse Change, in its discretion and without prior notice to Borrower, Foothill may do any or all of the following: (a) make payment of the same or any part thereof; (b) set up such reserves in Borrower's Loan Account as Foothill deems necessary to protect Foothill from the exposure created by such failure; or (c) obtain and maintain insurance policies of the type described in Section 6.10, and take any action with respect to such policies as Foothill deems prudent. Any such amounts paid by Foothill shall constitute Foothill Expenses. Any such payments made by Foothill shall not constitute an agreement by Foothill to make similar payments in the future or a waiver by Foothill of any Event of Default under this Agreement. Foothill need not inquire as to, or contest the validity of, any such expense, tax, or Lien and the receipt of the usual official notice for the payment thereof shall be conclusive evidence that the same was validly due and owing.

     11.  WAIVERS; INDEMNIFICATION.

          11.1 Demand; Protest; etc. Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by Foothill on which Borrower may in any way be liable.

          11.2 Foothill's Liability for Collateral. So long as Foothill complies with its obligations, if any, under Section 9207 of the Code, Foothill shall not in any way or manner be
liable  or  responsible  for:   (a)  the  safekeeping  of  the
Collateral;  (b)  any  loss  or damage  thereto  occurring  or arising in any manner or fashion from any cause; (c) any diminution in the value thereof; or (d) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other
Person.   All  risk  of loss, damage, or  destruction  of  the
Collateral shall be borne by Borrower.

          11.3 Indemnification. Borrower shall pay, indemnify, defend, and hold Foothill, each Participant, and each of their respective officers, directors, employees, counsel, agents, and attorneys-in-fact (each, an "Indemnified Person") harmless (to the fullest extent permitted by law) from and against any and all claims, demands, suits, actions, investigations, proceedings, and damages, and all reasonable attorneys fees and disbursements and other costs and expenses actually incurred in connection therewith (as and when they are incurred and irrespective of whether suit is brought), at any time asserted against, imposed upon, or incurred by any of them  in connection with or as a result of or related  to  the
execution,    delivery,    enforcement,    performance,    and
administration of this Agreement and any other Loan Documents or the transactions contemplated herein, and with respect to any investigation, litigation, or proceeding related to this Agreement, any other Loan Document, or the use of the proceeds of the credit provided hereunder (irrespective of whether any Indemnified Person is a party thereto), or any act, omission, event or circumstance in any manner related thereto (all the
foregoing,   collectively,  the  "Indemnified   Liabilities").
Borrower shall have no obligation to any Indemnified Person under this Section 11.3 with respect to any Indemnified Liability that a court of competent jurisdiction finally determines to have resulted from the gross negligence or willful misconduct of such Indemnified Person. This provision shall survive the termination of this Agreement and the repayment of the Obligations.

     12.   NOTICES.

           Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or any other Loan Document shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by registered or certified mail (postage prepaid, return receipt requested), overnight courier, or telefacsimile to Borrower or to Foothill, as the case may be, at its address set forth below:

        If to Borrower:         INTERGRAPH CORPORATION
                                One Madison Industrial Park
                                Huntsville, Alabama 35894
                                Attn:  Mr. Larry J. Laster
                                Fax No. 205.730.2164

        with copies to:         BALCH & BINGHAM
                                1710 Sixth Avenue North
                                Birmingham, Alabama 35201
                                Attn:  John F. Mandt, Esq.
                                Fax No. 205.226.8799

        If to Foothill:         FOOTHILL CAPITAL CORPORATION
                                11111 Santa Monica Boulevard
                                Suite 1500
                                Los Angeles, California 90025-3333
                                Attn: Business Finance Division Manager
                                Fax No. 310.478.9788

        with copies to:         BROBECK, PHLEGER & HARRISON LLP
                                550 South Hope Street
                                Los Angeles, California 90071
                                Attn:  John Francis Hilson, Esq.
                                Fax No. 213.745.3345

           The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other. All notices or demands sent in accordance with this Section 12, other than notices by Foothill in connection with Sections 9504 or 9505 of the Code, shall be deemed received on the earlier of the date of actual receipt or 3 days after the deposit thereof in the mail. Borrower acknowledges and agrees that notices sent by Foothill in connection with Sections 9504 or 9505 of the Code shall be deemed sent when deposited in the mail or personally delivered, or, where permitted by law, transmitted telefacsimile or other similar method set forth above.

     13.   CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

           THE VALIDITY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN AN ANOTHER LOAN DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA OR, AT THE SOLE OPTION OF FOOTHILL, IN ANY OTHER COURT IN WHICH FOOTHILL SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. EACH OF BORROWER AND FOOTHILL WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 13. BORROWER AND FOOTHILL HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH OF BORROWER AND FOOTHILL REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     14.  DESTRUCTION OF BORROWER'S DOCUMENTS.

          All documents, schedules, invoices, agings, or other papers delivered to Foothill may be destroyed or otherwise disposed of by Foothill 4 months after they are delivered to or received by Foothill, unless the applicable Borrower requests, in writing, the return of said documents, schedules, or other papers and makes arrangements, at Borrower's expense, for their return.

     15.  GENERAL PROVISIONS.

          15.1 Effectiveness. This Agreement shall be binding and deemed effective when executed by Borrower and Foothill.

          15.2 Successors and Assigns. This Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties; provided, however, that Borrower may not assign this Agreement or any rights or duties hereunder without Foothill's prior written consent and any prohibited assignment shall be absolutely void. No consent to an  assignment  by  Foothill shall release Borrower  from  its
Obligations.   Foothill  may assign  this  Agreement  and  its
rights and duties hereunder and no consent or approval by Borrower is required in connection with any such assignment.
Foothill   reserves  the  right  to  sell,  assign,  transfer,
negotiate, or grant participations in all or any part  of,  or
any interest in Foothill's rights and benefits hereunder.   In
connection with any such assignment or participation, Foothill may disclose all documents and information which Foothill now or hereafter may have relating to Borrower or Borrower's business, but such documents and information shall be subject to the confidentiality provisions of Section 15.10. To the extent that Foothill assigns its rights and obligations hereunder to a third Person, Foothill thereafter shall be released from such assigned obligations to the relevant Borrower and such assignment shall effect a novation between the relevant Borrower and such third Person.

          15.3 Section Headings. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each section applies equally to this entire Agreement.

          15.4 Interpretation. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Foothill or Borrower, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto.

          15.5 Severability of Provisions. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

          15.6 Amendments in Writing. This Agreement can only be amended by a writing signed by both Foothill and Borrower.

          15.7 Counterparts; Telefacsimile Execution. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when  executed  and  delivered,  shall  be  deemed  to  be  an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

          15.8 Revival and Reinstatement of Obligations. If the incurrence or payment of the Obligations by Borrower or any guarantor of the Obligations or the transfer by either or both of such parties to Foothill of any property of either or both of such parties should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors' rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, and other voidable or recoverable payments of money or transfers of property (collectively, a "Voidable Transfer"), and if Foothill is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that Foothill is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys fees of Foothill related thereto, the liability of Borrower or such guarantor automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.

          15.9 Integration. This Agreement, together with the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

          15.10 Confidentiality. Foothill agrees to treat all material, non-public information regarding Borrower and its Subsidiaries and their operations, assets, and existing and contemplated business plans in a confidential manner; it being understood and agreed by Borrower that in any event Foothill may make disclosures (a) to counsel for and other advisors, accountants, and auditors to Foothill, (b) reasonably required by any bona fide potential or actual assignee, transferee, or participant in connection with any contemplated or actual assignment or transfer by Foothill of an interest herein or any participation interest in Foothill's rights hereunder, (c) of information that has become public by disclosures made by Persons other than Foothill, or (d) as required or requested by any court, governmental or administrative agency, pursuant to any subpoena or other legal process, or by any law, statute, regulation, or court order; provided, however, that, unless prohibited by applicable law, statute, regulation, or court order, Foothill shall notify Borrower of any request by any court, governmental or administrative agency, or pursuant to any subpoena or other legal process for disclosure of any such non-public material information concurrent with, or where practicable, prior to the disclosure thereof.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in Los Angeles, California.


                                INTERGRAPH CORPORATION,
                                a Delaware corporation


                                By___________________________

                                Title:_______________________


                                FOOTHILL CAPITAL CORPORATION,
                                a California corporation


                                By___________________________

                                Title:_______________________




               SCHEDULE E-1
          INTERGRAPH CORPORATION
    Eligible Domestic Inventory Locations


STATE            CITY         	STREET ADDRESS
-----            ----          --------------
ALABAMA	         HUNTSVILLE    Building 21
ALABAMA	         HUNTSVILLE    Building 5A & 5B
ALABAMA          HUNTSVILLE    Building 25
ALABAMA          HUNTSVILLE    Redstone Arsenal
ARIZONA          PHOENIX       4742 N 24th Street
CALIFORNIA       IRVINE        26 Technology
CALIFORNIA       LA (ENCINO)   15821 Ventura Blvd.
CALIFORNIA       SAN DIEGO     9988 Hibert Street
CALIFORNIA       SACRAMENTO    777 Campus Commons
CALIFORNIA       MTNVIEW       381 E Evelyn
COLORADO         ENGLEWOOD     7400 E. Orchard Rd
FLORIDA          TAMPA         5423 Beaumont Center
FLORIDA          KENNEDYSPACE  JF Kennedy Space Ctr
GEORGIA          SMYRNA        3300 Highlands
HAWAII           HONOLULU      840 Kawalahao
ILLINOIS         ARLINGTON     85 West Algonquin
INDIANA          INDIANAPOLIS  5881 E 82nd Street
KANSAS           LENEXA        14839 W 95th St
KENTUCKY         LOUISVILLE    12700 Shelbyville
LOUISIANA        METAIRIE      3545 N. I-10 Service Rd
MASSACHUSETTS    WESTBOROUGH   1800 W Park Dr
MICHIGAN         SOUTHFIELD    28411 NW Hwy
MINNESOTA        MENDOTA HTS   1355 Mendota Heights
MISSOURI         ST LOUIS      11116 S. Town Sq
MISSOURI         ST. LOUIS     3200 S. Second ST.
N CAROLINA       CHARLOTTE     9731 J S. Pine
N JERSEY         E. RUTHERFORD 1 Meadowland
NEW YORK         ROCHESTER     120 Corporate Woods
OHIO             MASON         4900 Parkway
OHIO             VALLEY VIEW   9885 Rockside
PENNSYLVANIA     K. OR PRUSSIA 1018 W 9th Avenue
PENNSYLVANIA     PITTSBURGH    500 Business Center
PENNSYLVANIA     RADNOR        100 Matson Ford Rd.
S CAROLINA       GREENVILLE    201 Brookfield
TENNESSEE        NASHVILLE     5211 Linbar Drive
TEXAS            HOUSTON       675 Bering Drive
TEXAS            DALLAS        8111 LBJ Freeway
TEXAS            AUSTIN        9420 Research Blvd
TEXAS            SAN ANTONIO   8930 4 Winds Drive
VIRGINIA         RESTON        12347-B Sunrise
WASHINGTON       BELLEVUE      11130 NE 33rd Place
WISCONSIN        WAUKESHA      20725 Watertown



                               SCHEDULE P-1
                           INTERGRAPH CORPORATION
                              PERMITTED LIENS
                           as of November 30, 1996


Secured Party                  Jurisdiction Collateral Description
-------------                  ------------ ----------------------

Amplicon, Inc.                           AL Specific pieces of equipment
                                            pursuant to lease
Amplicon, Inc.                           AL Specific pieces of equipment
                                            pursuant to Lease Agreement
Amplicon, Inc.                           AL Specific pieces of equipment
                                            pursuant to Lease Agreement
Amplicon, Inc.                           AL Specific pieces of equipment
                                            pursuant to Lease Agreement
Amplicon, Inc.                           AL Specific pieces of equipment
                                            pursuant to Lease Agreement
Amplicon, Inc.                           AL Specific pieces of equipment
Amplicon, Inc.                           AL Specific pieces of equipment
                                            pursuant to Lease Agreement
Amplicon, Inc.                           AL Specific pieces of property and
                                            equipment pursuant to Lease
                                            Agreement
Amplicon, Inc.                           AL Specific pieces of property and
                                            equipment pursuant to Lease
                                            Agreement
Amplicon, Inc.                           AL Specific pieces of leased property
                                            and equipment pursuant to Lease
                                            Agreement
Amplicon, Inc.                           CA Specific pieces of  leased property
                                            and equipment
Amplicon, Inc.                           CA Specific pieces of leased property
                                            and equipment
Amplicon, Inc.                           CA Specific pieces of leased property
                                            and equipment
Amplicon, Inc.                           CA Specific pieces of leased equipment
                                            pursuant to Lease Agreement
Amplicon, Inc.                           CO Specific pieces of leased property
                                            and equipment pursuant to lease
Amplicon, Inc.                           CO Specific pieces of equipment
                                            pursuant to Lease Agreement
Amplicon, Inc.                           CO Specific pieces of equipment
                                            pursuant to Lease Agreement
Amplicon, Inc.                           FL Specific pieces of leased property
                                            and equipment
Amplicon, Inc.                           FL Specific pieces of leased property
                                            and equipment
Amplicon, Inc.                           FL Specific pieces of leased property
                                            and equipment
Amplicon, Inc.                           IL Specific pieces of leased equipment
                                            pursuant to the attached Lease
                                            Agreement
Amplicon, Inc.                           MD Leased property and equipment
                                            pursuant to Lease Agreement
Amplicon, Inc.                           MI Specific pieces of leased property
                                            and equipment
Amplicon, Inc.                           OH Specific pieces of leased property
                                            and equipment
Amplicon, Inc.                           OH Specific pieces of leased property
                                            and equipment
Amplicon, Inc.                           OH Specific pieces of leased property
                                            and equipment
Amplicon, Inc.                           OH Specific pieces of leased property
                                            and equipment
Amplicon, Inc.                           OH Specific pieces of leased property
                                            and equipment
Amplicon, Inc.                           OH Specific pieces of leased property
                                            and equipment
Amplicon, Inc.                           TX Specific pieces of leased property
                                            and equipment
Amplicon, Inc.                           TX Specific pieces of leased property
                                            and equipment
Amplicon, Inc.                           TX Specific pieces of leased property
                                            and equipment
Amplicon, Inc.                           VA Specific pieces of leased property
                                            and equipment pursuant to lease
Amplicon, Inc.                           VA Specific pieces of leased property
                                            and equipment pursuant to lease
Amplicon, Inc.                           VA Specific pieces of leased property
                                            and equipment pursuant to lease
Amplicon, Inc.                           VA Specific pieces of leased property
                                            and equipment pursuant to Lease
                                            Agreement
Amplicon, Inc.                           WA Leased property and equipment
Amplicon, Inc.-ASSIGNEE:
 GE Capital 6/27/95 95-06287801          VA Specific pieces of leased property
                                            and equipment and equipment
Amplicon, Inc.-ASSIGNEE:
 GE Capital 6/27/95 95-06287801          VA Specific pieces of leased property
                                            and equipment
Amplicon, Inc.-ASSIGNEE:
 GE Capital 7/10/95 95-07107393          VA Specific pieces of leased property
                                            and equipment
Amplicon, Inc.-ASSIGNEE:
 GE Capital 8/15/95 95-08157052          VA Specific pieces of leased property
                                            and equipment
BellSouth Financial Services Corporation AL Specific pieces of equipment
Capital Associates                       MO Specific pieces of equipment per
                                            Lease Agreement dated 8/24/95
Capital Associates International, Inc.   AL Specific pieces of equipment
                                            pursuant to Lease Agreement dated
                                            8/24/95
Capital Associates International, Inc.   AL Specific pieces of equipment
                                            pursuant to Lease Agreement dated
                                            8/24/95
Capital Associates International, Inc.   CA Specific pieces of leased equipment
                                            pursuant to Lease Agreement dated
                                            8/24/95
Capital Associates International, Inc.   CA Specific pieces of leased equipment
                                            per Lease Agreement dated 8/24/95
Capital Associates International, Inc.   CO Specific pieces of equipment
                                            pursuant to Lease Agreement
Capital Associates International, Inc.   CO Specific pieces of equipment
                                            pursuant to Lease Agreement dated
                                            8/24/95
Capital Associates International, Inc.   MD Specific pieces of equipment per
                                            Lease Agreement dated 8/24/95
Capital Associates International, Inc.   MI Specific pieces of equipment
                                            pursuant to Lease Agreement dated
                                            8/24/95
Capital Associates International, Inc.   MI Specific pieces of equipment
                                            pursuant to Lease Agreement dated
                                            8/24/95


                                SCHEDULE P-1
                           INTERGRAPH CORPORATION
                              PERMITTED LIENS
                           as of November 30, 1996

Secured Party                  Jurisdiction Collateral Description
-------------                  ------------ ----------------------

Capital Associates International, Inc.   NY Specific pieces of equipment
                                            pursuant to Lease Agreement
Capital Associates International, Inc.   TX Specific pieces of equipment
                                            pursuant to Lease Agreement dated
                                            8/24/95
Capital Associates International, Inc.   WA Specific pieces of equipment
                                            pursuant to the Lease Agreement
                                            dated 8/24/95
Capital Associates International, Inc.
 - ASSIGNEE: USL Capital                 VA Specific pieces of equipment
                                            pursuant to lease Agreement dated
                                            8/24/95
Capital Preferred Yield Fund-III LP      FL Specific pieces of equipment per
                                            Lease Agreement dated 8/24/95
Copelco Capital, Inc.                    AL Specific piece of equipment
Copelco Capital, Inc.                    AL Specific pieces of equipment
Copelco Capital, Inc.                    AL Specific pieces of equipment
Copelco Capital, Inc.                    AL Specific pieces of equipment
                                            covered by Lease Agreement
Copelco Capital, Inc.                    AL Specific piece of equipment
Copelco Capital, Inc.                    AL Specific pieces of equipment
Copelco Capital, Inc                     AL Specific piece of equipment
Copelco Capital, Inc.                    AL Specific piece of equipment
Copelco Capital, Inc.                    AL Specific pieces of equipment
Copelco Capital, Inc.                    AL Specific piece of equipment
Copelco Capital, Inc.                    AL Specific pieces of equipment
Copelco Capital, Inc.                    AL Specific piece of equipment
Copelco Capital, Inc.                    AL Specific piece of equipment
Digital Financial Services               AL Specific pieces of equipment
Hewlett-Packard Company	                 AL Specific Hewlett-Packard equipment
                                            pursuant to lease agreement
Hewlett-Packard Company	                 AL Specific pieces of equipment
Hewlett-Packard Company	                 AL Specific pieces of equipment
Hewlett-Packard Company	                 AL Specific pieces of equipment
Hewlett-Packard Company Finance	         CA Specific pieces of Hewlett-packard
                                            equipment pursuant to attached
                                            equipment schedule
Master Lease Div of Tokai Financial      AL Specific pieces of equipment
Morton International, Dynachem           AL Specific piece of equipment
Morton International, Dynachem           AL Specific piece of equipment
Optrotech, Inc.                          AL Specific piece of equipment
Orbotech, Inc.                           AL Specific pieces of equipment
Sun Microsystems Finance, Inc.           AL Specific pieces of equipment
                                            pursuant to lease
Sun Microsystems Finance, Inc.           CA Specific pieces of equipment
Sun Microsystems Finance, Inc.           FL Specific pieces of equipment per
                                            lease
Sun Microsystems Finance, Inc.           IL Specific pieces of equipment
                                            pursuant to lease
Sun Microsystems Finance, Inc.           KS Specific pieces of equipment per
                                            lease
Sun Microsystems Finance, Inc.           MA Specific AT&T and Audix equipment
Sun Microsystems Finance, Inc.           MA Specific pieces of equipment per
                                            lease
Sun Microsystems Finance, Inc.           MI Specific pieces of equipment
                                            pursuant to lease
Sun Microsystems Finance, Inc.           NY Specific pieces of equipment
                                            pursuant to lease
Sun Microsystems Finance, Inc.           NY Specific pieces of leased equipment
                                            pursuant to lease
Sun Microsystems Finance, Inc.           PA Specific pieces of equipment
                                            pursuant to Lease Agreement
Sun Microsystems Finance, Inc.           PA Lease of specific pieces of
                                            equipment
Sun Microsystems Finance, Inc.           TX Specific pieces of equipment per
                                            lease
Sun Microsystems Finance, Inc.           VA Specific pieces of equipment
                                            pursuant to lease
Sun Microsystems Finance, Inc.           VA Specific pieces of leased agreement
Williams Telecommunications
 Systems, Inc.                           AL Specific pieces of equipment


* United National Bank                   FL Blanket
* This UCC is filed on a company other than the Borrower


                        Intergraph Corporation            Schedule P-2
                      Permitted Other Investments

                                                       Book
                                        Ownership      Value
                                        Percentage   11/30/96
                                        ----------  -----------

Bentley Systems, Inc.                     50.00%    $12,116,683
Centric Engineering Systems                4.60%              0 (1)
Dover Systems Corp.                       37.00%              0 (1)
Loxley Intergraph Co. LTD                 10.00%        119,048
NeoVista Solutions, Inc.                   0.11%              0 (1)
Transcend                                   (2)           1,000
TRIFID Corporation                        17.98%        109,324
Versant Object Technology Corp.            4.50%      7,640,731 (3)
Waferscale                                 3.50%              0 (1)
SunPro, Inc. Convertible Note             10.00%        400,000 (4)
                                                    -----------
                                                    $20,386,786
                                                    ===========


(1)  The Company has written off the carrying value of these investments.
(2) The Company has warrants to purchase 50,000 shares of Transcend stock at an exercise price of $.10 per share.
(3) Investment is marked-to-market at the end of each month in accordance with GAAP. Represents market value at November 30, 1996 on this public company.
(4)  Transaction to be executed and delivered on December 31, 1996.


       SCHEDULE "R-1" ATTACHED TO AND MADE A PART OF THAT
              CERTAIN LOAN AND SECURITY AGREEMENT
                 DATED AS OF DECEMBER 20, 1996

                            TRACT I
                            -------
                           (Foothill)

All  that  part of Sections 21, 27, 28 and 33, Township 4  South,
Range 2 West of the Huntsville Meridian, Madison County, Alabama.

Particularly described as beginning at a concrete monument at the center of the East boundary of Section 21, Township 4 South, Range 2 West; thence from the point of true beginning, South 01 degrees 24 minutes 39 seconds West 2657.77 feet to a concrete monument at the Southeast corner of said Section 21; thence South 01 degree 31 minutes 20 seconds West, 1204.68 feet to a concrete monument; thence South 88 degrees 46 minutes 04 seconds East, 1259.91 feet to a concrete monument; thence South 18 degrees 56 minutes 51 seconds East, 140.57 feet to a concrete monument; thence South 88 degrees 25 minutes 56 seconds East, 2.83 feet to a concrete monument at the Northeast corner of the Southwest Quarter of the Northwest Quarter of Section 27, Township 4 South, Range 2 West; thence along the East boundary of said Quarter-Quarter Section, South 01 degrees 51 minutes 00 seconds West, 1329.29 feet to a concrete monument at the Southeast corner of the Southwest Quarter of the Northwest Quarter of said Section 27; thence along the Quarter-Section line, South 88 degrees 24 minutes 49 seconds East, 2132.29 feet to a concrete monument at the Northwest corner of a Huntsville Utilities lot; thence along the west boundary of said lot, South 01 degrees 35 minutes 11 seconds West, 250.00 feet to a concrete monument; thence South 88 degrees 24 minutes 49 seconds East, 230.00 feet to a concrete monument; thence North 1 degrees 35 minutes 11 seconds East,
250.00 feet to a concrete monument on the Quarter Section line; thence along the Quarter-Section line, South 88 degrees 24 minutes 49 seconds East, 1515.51 feet to a concrete monument on the Westerly margin of Zierdt Road; thence along the westerly margin of Zierdt Road, South 02 degrees 17 minutes 01 seconds West, 1760.18 feet to a concrete monument at the Northeast corner of the University of Alabama-Huntsville Property; thence along the North boundary of said property, North 88 degrees 19 minutes 37 seconds West, 1901.00 feet to a concrete monument; thence South 02 degrees 17 minutes 01 seconds West, 900.00 feet to a concrete monument on the South boundary of Section 27, Township 4 South, Range 2 West; thence along the South boundary of said
Section 27, North 88 degrees 19 minutes 37 seconds West, 3245.75 feet to an unmonumented Southwest corner of Section 27, Southeast corner Section 28, Northeast Corner of Section 33 and Northwest corner of Section 34 all in Township 4 South, Range 2 West; thence along the Easterly boundary of Section 33, South 03 degrees 31 minutes 04 seconds West 1330.88 feet to a concrete monument at the center of the Easterly boundary of Section 33, South 03 degrees 31 minutes 04 seconds West 1330.88 feet to a concrete monument at the center of the East boundary of the Northeast Quarter of said Section 33, Township 4 South, Range 2 West; thence along the South boundary of the North one-half of the Northeast Quarter of Section 33, North 88 degrees 52 minutes 27 seconds West, 2121.77 feet to a concrete monument; thence North 2 degrees 15 minutes 55 seconds East, 79.92 feet to a concrete monument; thence North 85 degrees 29 minutes 04 seconds West, 550.00 feet to a concrete monument on the Westerly margin of Old Jim Williams Road; thence North 02 degrees 15 minutes 55 seconds East 614.78 feet to a point; thence continuing along the Westerly margin of said road, around a curve to the left, with a radius of 846.72 feet and a chord bearing and distance of North 05 degrees 10 minutes 18 seconds East, 219.21 feet to a concrete monument on the North-South Quarter Section line of said Section 33; thence along the Quarter-Section line, North 02 degrees 23 minutes 03 seconds East, 383.29 feet to a concrete monument at the center of the North boundary of Section 33; thence along the North boundary of said Section 33, South 88 degrees 54 minutes 24 seconds East, 2728.16 feet to the unmonumented Northeast corner of Section 33, Northwest corner of Section 34, Southeast corner of Section 28 and the Southwest corner of Section 27; thence from the Southwest corner of Section 27, North 01 degrees 31 minutes 20 seconds East, 2652.19 feet to a concrete monument at the center of the East boundary of Section 28; thence along the Quarter Section line of said Section 28, North 88 degrees 53 minutes 06 seconds West 970.05 feet to a concrete monument at the Southeast corner of a Huntsville Utilities Lot; thence along the East boundary of said lot, North 01 degrees 47 minutes 39 seconds East 225.00 feet to a concrete monument at the Northeast corner of said lot; thence along the North boundary of the Huntsville Utilities lot, North 88 degrees 53 minutes 06 seconds West, 387.22 feet to a concrete monument on the North-South Quarter-Quarter Section line; thence North 01 degrees 47 minutes 39 seconds East, along said Quarter-Quarter Section line, 803.83 feet to a concrete monument at the

                      TRACT I (Continued)
                      -------------------
                           (Foothill)

intersection  of  said  Quarter-Quarter  Section  line  with  the centerline of Dunlop Boulevard; thence continuing North 01 degrees 47 minutes 39 seconds East along said Quarter-Quarter line 60.00 feet to a concrete monument on the North margin of Dunlop Boulevard; thence along the North margin of Dunlop Boulevard, North 89 degrees 01 minutes 20 seconds West, 10.00 feet to a concrete monument at the intersection of the Northerly margin of Dunlop Boulevard with the Easterly margin of the Southern Railway Systems Right-of-way; thence along the Easterly margin of said railway right-of-way, North 01 degrees 47 minutes 39 seconds East, 1569.13 feet to an iron stake on the South boundary of Section 21; thence along said boundary North 88 degrees 54 minutes 55 seconds West, 1.00 feet to an iron stake; thence North 43 degrees 33 minutes 26 seconds West, 5.62 feet to an iron stake; thence North 01 degrees 53 minutes 36 seconds East, 39.65 feet to an iron stake and the P.C. of a curve to the left; thence around said curve with a radius of 1180.00 feet and a chord bearing and distance of North 12 degrees 25 minutes 34 seconds West, 583.27 feet to an iron stake at the point of tangency; thence North 26 degrees 43 minutes 33 seconds West, 1927.34 feet to a concrete monument at the intersection of the Easterly margin of the Southern Railway right-of-way with the Southerly margin of Lime Quarry Road right-of-way; thence along the Southerly margin of said road right-of-way North 64 degrees 04 minutes 39 seconds East, 447.53 feet to a concrete monument; thence continuing along said right-of-way, North 83 degrees 24 minutes 23 seconds East, 219.35 feet to a concrete monument; thence continuing along said right-of-way, South 87 degrees 57 minutes 53 seconds East, 248.49 feet to a concrete monument; thence continuing along said right-of-way, North 51 degrees 55 minutes 25 seconds East, 130.76 feet to a concrete monument; thence North 02 degrees 02 minutes 07 seconds East, 50.00 feet to a concrete monument on the East-West Quarter Section line of
Section 21, Township 4 South, Range 2 West, and the termination of Lime Quarry Road Right-of-way; thence South 88 degrees 08 minutes 47 seconds East, along said Quarter Section line, 1442.99 feet to the point of true beginning and containing 591.495 acres, more or less.
                           TRACT II:
                           ---------
                          (Foothill)

All that part of the South one-half of Section 21 and the North one-half of Section 28, Township 4 South, Range 2 West of the
Huntsville Meridian, Madison County, Alabama.

Particularly described as beginning at a concrete monument at the intersection of the Southerly margin of Lime Quarry Road with the Westerly margin of the Southern Railway Systems right-of-way; said point of true beginning is further described as being North 88 degrees 08 minutes 47 seconds West 1442.99 feet, South 02 degrees 02 minutes 07 seconds West, 50.00 feet, South 51 degrees 55 minutes 25 seconds West, 130.76 feet, North 87 degrees 57 minutes 53 seconds West, 248.49 feet, South 83 degrees 24 minutes 23 seconds West, 219.35 feet and South 64 degrees 04 minutes 39 seconds West, 517.53 feet from the center of the East boundary of
Section 21, Township 4 South, Range 2 West; thence from the point of true beginning, South 26 degrees 43 minutes 33 seconds East, along the Westerly margin of the Southern Railway right-of-way, 1928.33 feet to an iron stake at the P.C. of a curve to the right; thence around said curve to the right, with a radius of 1110.00 feet and a chord bearing and distance of South 12 degrees 25 minutes 34 seconds East, 548.67 feet to an iron stake at the point of tangency; thence South 01 degrees 53 minutes 36 seconds West, 44.63 feet to an iron stake on the South boundary line of
Section 21; thence along said boundary line, North 88 degrees 54 minutes 55 seconds West, 5.00 feet to an iron stake; thence South 01 degrees 47 minutes 39 seconds West, along the westerly margin of the Southern Railway right-of-way, 1569.27 feet to a concrete monument at the intersection of the North margin of Dunlop Boulevard with the West margin of the Southern Railway right-of-way; thence along the North margin of Dunlop Boulevard, North 89 degrees 01 minutes 20 seconds West, 1455.77 feet to a concrete monument; thence North 02 degrees 14 minutes 47 seconds East,
402.10 feet to a concrete monument; thence North 88 degrees 56 minutes 13 seconds West, 436.00 feet to a concrete monument; thence North 02 degrees 14 minutes 47 seconds East, 400.00 feet to a concrete monument on the South margin of Cochran Road Right-of-way; thence along the South margin of said road, South 88 degrees 56 minutes 13 seconds East, 633.47 feet to a concrete monument; thence North 01 degrees 03 minutes 47 seconds East,
70.00 feet to a concrete monument on the North margin of Cochran Road; thence continuing North 01 degrees 03 minutes 47 seconds East 699.86 feet to a concrete monument on the South boundary of
Section 21; thence along the South boundary of said Section 21, North 88 degrees 56 minutes 13 seconds West, 425.00 feet to a concrete monument; thence South 01 degrees 03 minutes 47 seconds West, 699.86 feet to a concrete monument on the North margin of Cochran Road; thence along the North margin of Cochran Road, North 88 degrees 56 minutes 13 seconds West, 986.53 feet to a concrete monument ; thence North 02 degrees 14 minutes 45 seconds East, 175.08 feet to a concrete monument at the P.C. of a curve to the right; thence around said curve to the right with a radius of 503.295 feet and a chord bearing and distance of North 34 degrees 27 minutes 28 seconds East, 536.60 feet to a concrete monument at the P.T. of the curve; thence North 02 degrees 14 minutes 46 seconds East, 76.81 feet to a concrete monument on the South boundary of Section 21; thence along the South boundary of said Section 21, North 88 degrees 56 minutes 13 seconds West, 1434.36 feet to a concrete monument at the intersection of the South boundary of Section 21 with the East margin of the Wall-Triana East Bound Ramp - Right-of-Way to Interstate Highway I-
565; thence along said right-of-way line, North 00 degrees 48 minutes 05 seconds East, 687.98 feet to a concrete monument; thence continuing along said ramp right-of-way, North 46 degrees 22 minutes 04 seconds East, 1198.33 feet to a concrete monument on the Southerly right-of-way of I-565; thence continuing along said I-565 southerly right-of-way, North 65 degrees 14 minutes 22 seconds East, 1050.10 feet to a concrete monument; thence continuing along said right-of-way line, North 64 degrees 27 minutes 16 seconds East, 113.00 feet to a concrete monument; thence continuing along said right-of-way South 30 degrees 04 minutes 26 seconds East 244.93 feet to a concrete monument; thence continuing along said right-of-way, North 32 degrees 00 minutes 09 seconds East, 80.99 feet to a concrete monument; thence continuing along said right-of-way, North 55 degrees 22 minutes 38 seconds East, 28.53 feet to a concrete monument; thence continuing along said right-of-way, North 30 degrees 04 minutes 26 seconds West, 196.83 feet to a concrete monument; thence continuing along said right-of-way, North 64 degrees 27 minutes 16 seconds East, 810.29 feet to a concrete monument at the intersection of I-565 southerly right-of-way with the Westerly margin of Southern Railway Systems Right-of-way; thence along the Westerly margin of the Southern Railway right-of-way around a curve to the left, with a radius of 1467.692 feet and a chord bearing and distance of South 23 degrees 41 minutes 00 seconds East, 155.50 feet to a concrete monument; thence along said railway right-of-way, South 26 degrees 43 minutes 33 seconds East, 24.69 feet to the point of beginning and containing 208.150 acres, more or less.
                      TRACT II (Continued)
                      --------------------
                           (Foothill)

LESS  AND  EXCEPT that certain property located in the  Southwest
Quarter  of  Section 21, Township 4 South, Range 2 West,  Madison
County, Alabama more particularly described as follows:

Commencing  at a point that is South 87 degrees 30  minutes  West
146.17  feet;  thence North 2 degrees 47 minutes 20 seconds  West
688.41 feet; thence North 42 degrees 46 minutes 39 seconds East 1,198.30 feet and North 61 degrees 38 minutes 54 seconds East
153.58 feet from the Southwest corner of Section 21, Township 4 South, Range 2 West, said point being the true point of beginning;

thence from the point of true beginning North 61 degrees 38 minutes 54 seconds East 216.26 feet to a point; thence South 01 degree 33 minutes 06 seconds East 98.12 feet to a point; thence South 88 degrees 37 minutes 54 seconds West 193.03 feet to the point of beginning.

PROVIDED, HOWEVER, THAT WITH RESPECT TO THE PARCELS OF TRACT II DESCRIBED BELOW THE INTEREST OF THE MORTGAGOR IS AS LESSEE UNDER THE FOLLOWING DESCRIBED LEASES AND WITH RESPECT TO THE PROPERTY DESCRIBED BELOW FOR EACH SUCH LEASE, AND WITH RESPECT TO SUCH PROPERTIES THE MORTGAGE SHALL BE A LEASEHOLD MORTGAGE:

1. INTERGRAPH CORPORATION'S RIGHTS UNDER THAT CERTAIN LEASE AGREEMENT BETWEEN THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF MADISON, INC. AND SCHAEFER-ALABAMA CORPORATION DATED JUNE 12, 1973 AND RECORDED IN DEED BOOK 479, PAGE 19, JUDGE OF PROBATE, AND AS ASSIGNED TO WELBILT CORPORATION PURSUANT TO MEMORANDUM OF ASSIGNMENT OF LESSEE'S INTEREST IN LEASE DATED OCTOBER 21, 1982 AND RECORDED IN DEED BOOK 607, PAGE 37, AND AS ASSIGNED TO INTERGRAPH CORPORATION PURSUANT TO THAT CERTAIN ASSIGNMENT OF ASSUMPTION OF LEASE DATED NOVEMBER 1, 1983, RECORDED IN DEED BOOK 624, PAGE 113, IN THE OFFICE OF THE JUDGE OF PROBATE, MADISON COUNTY, ALABAMA AND COVERING THE FOLLOWING DESCRIBED REAL
     PROPERTY:

     All that part of the South one-half of Section 21, Township 4 South, Range 2 West of the Huntsville
     Meridian,   Madison   County,  Alabama.    Particularly
     described  as beginning at a concrete monument  on  the
     East margin of the Madison-Triana Road and at the Northwest corner of the U.S. Corrugated Fibre Box Company site, said point of true beginning is further described as being North 87 degrees 30 minutes east,
     50.0 feet from the Southwest corner of Section 21, Township 4 South, Range 2 west. Thence from the point of true beginning, along the East margin of the Madison-Triana Road, North 01 degrees 22 minutes 06 seconds West 900 feet to a point; thence North 87 degrees 30 minutes East, 2418.17 feet to a point in the center of a drainage ditch; thence South 01 degrees 15 minutes 57 seconds East 950.34 feet to a concrete monument in the center of said drainage ditch and on the projected North boundary of the U.S. Corrugated Fibre Box Company site; thence South 87 degrees 30 minutes West, along
     the   projected  and  North  boundary  of   said   U.S.
     Corrugated Fibre Box Company site 2741.67 feet to the point of true beginning and containing 53.29 acres, more or less.

AND ALSO
--------

2. INTERGRAPH CORPORATION'S RIGHTS UNDER THAT CERTAIN LEASE AGREEMENT BETWEEN THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF HUNTSVILLE AND INTERGRAPH CORPORATION DATED AS OF MAY 1, 1983 AND AS OF RECORD IN DEED BOOK 616, PAGE 809, IN THE OFFICE OF THE JUDGE OF PROBATE OF MADISON COUNTY, ALABAMA AND COVERING THE FOLLOWING DESCRIBED PROPERTY:

                      TRACT II (Continued)
                      --------------------
                           (Foothill)

2.  (Continued)

     All that part of the northeast quarter of Section 28, Township 4 South, Range 2 West of the Huntsville
     Meridian, Madison County, Alabama.

     Particularly described as beginning at an iron stake at the northwest corner of the tract herein described; said point of true beginning is further described as being North 87 degrees 30 minutes East, 2691.67 feet from the Northwest corner of Section 28, Township 4 South, Range 2 West. Thence from the point of true beginning North 87 degrees 30 minutes 52 seconds East, 1261.66 feet to an iron stake on the west margin of the
     80.00 foot Southern Railway Company Right-of-Way; thence along the margin of said Right-of-way, South 01 degree 48 minutes 36 seconds East, 1569.25 feet to an iron stake on the north margin of the 120.00 foot Right-of-Way for Dunlop Boulevard; thence along the north margin of said Right-of-way, South 87 degrees 24 minutes 30 seconds West 444.86 feet to an iron stake; thence North 2 degrees 35 minutes 30 seconds West,
     100.00 feet to the P.C. of a curve to the left; thence around said curve, having a radius of 672.63 feet, with a chord bearing and distance of North 25 degrees 33 minutes 59 seconds West, 525.09 feet to the P.T. of said curve; thence North 48 degrees 32 minutes 27 seconds West, 27.03 feet to the P.C. of a curve to the left; thence around said curve, having a radius of
     708.29 feet, with a chord bearing and distance of North 70 degrees 31 minutes 14 seconds West, 530.19 feet to the P.T. of said curve; thence South 87 degrees 30 minutes West, 80.77 feet to a point on the south margin of the 70.00 foot Right-of-Way for Cochran Road; thence North 2 degrees 30 minutes West, 70.00 feet to an iron stake on the north margin of the Right-of-way for Cochran Road and the southeast corner of the Harris Pine Mills property; thence along the east boundary of said Harris Pine Mills site, North 2 degrees 30 minutes West, 699.85 feet to the point of true beginning and containing 33.00 acres, more or less.

     TOGETHER WITH:

     All that part of the northeast quarter of Section 28, Township 4 South, Range 2 West of the Huntsville
     Meridian, Madison County, Alabama.

     Particularly described as beginning at an iron stake on the east margin of the 80.00 foot Southern Railway Company Right-of-way; said point of true beginning is further described as being North 87 degrees 30 minutes East, 4033.33 feet from the northwest corner of Section 28, Township 4 South, Range 2 West.

     Thence from the point of true beginning North 87 degrees 30 minutes 52 seconds East, 10.00 feet to a concrete monument at the center of the north boundary of the northeast quarter of Section 28, Township 4 South, Range 2 West; thence along the quarter-quarter section line, South 01 degree 48 minutes 36 seconds East, 1569.08 feet to an iron stake on the north margin of the 120.00 foot Right-of-way for Dunlop Boulevard; thence along the north margin of said Right-of-way South 87 degrees 24 minutes 30 seconds West, 10.00 feet to an iron stake on the east margin of the 80.00 foot Southern Railroad Company Right-of-way; thence along the east margin of said Right-of-way, North 01 degrees 48 minutes 36 seconds West, 1569.10 feet to the point of true beginning and containing 0.36 acres more or less.




                           TRACT III:
                           ----------
                           (Foothill)

INTERGRAPH CORPORATION'S RIGHTS UNDER THAT CERTAIN LEASE AGREEMENT BETWEEN THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF HUNTSVILLE AND THE H. D. LEE COMPANY, INC. DATED SEPTEMBER 1, 1973 AND RECORDED IN DEED BOOK 484, PAGE 437, JUDGE OF PROBATE, AND AS ASSIGNED FROM THE H.D.LEE COMPANY, INC. TO THE LEE APPAREL COMPANY, INC. DATED FEBRUARY 14, 1983 AND RECORDED IN MORTGAGE BOOK 1459, PAGE 264, JUDGE OF PROBATE, AND ASSIGNED AND ASSUMED BY INTERGRAPH CORPORATION BY THAT CERTAIN ASSIGNMENT AND ASSUMPTION OF LEASE DATED NOVEMBER 14, 1986 AND RECORDED IN MORTGAGE BOOK 1459, PAGE 267, JUDGE OF PROBATE AND COVERING THE FOLLOWING DESCRIBED REAL PROPERTY:

All that part of the Southwest Quarter of Section 28, Township  4
South,  Range 2 West of the Huntsville Meridian, Madison  County,
Alabama.

Particularly described as beginning at a concrete monument at the intersection of the North margin of the 70.00 foot right-of-way for the old Jim Williams Road, with the Easterly margin of the right-of-way for Martin Road; said point of true beginning is described as being North 02 degrees 15 minutes 24 seconds East,
70.03 feet and North 86 degrees 01 minutes 06 seconds East, 47.15 feet from the Southwest corner of Section 28, Township 4 South, Range 2 West; thence from the point of true beginning, along the Easterly margin of Martin Road around a curve to the right, having a radius of 2980.71 feet and a chord bearing and distance of North 00 degrees 19 minutes 42 seconds West, 268.82 feet to a concrete monument at the P.T. of the curve; thence continuing along the Easterly margin of Martin Road, North 02 degrees 15 minutes 24 seconds East, 412.83 feet to a concrete monument at the intersection of the Easterly margin of said Martin Road with the Southerly margin of Kellner Road; thence along said Southerly margin of Kellner Road, North 48 degrees 02 minutes 50 seconds East, 132.49 feet to a concrete monument on the South margin of a
120.00 foot right-of-way for Kellner Road; thence South 89 degrees 10 minutes 36 seconds East, along the South margin of Kellner Road; 1070.20 feet to a concrete monument; thence South 25 degrees 34 minutes 36 seconds East, 884.12 feet to a concrete monument on the North margin of Old Jim Williams Road; thence along the North margin of Old Jim Williams Road, North 89 degrees 05 minutes 25 seconds West, 1013.28 feet to a concrete monument at the P.C. of a curve to the right; thence continuing along the North margin of Old Jim Williams Road, around said curve to the right, having a radius of 2931.22 feet and a chord bearing and distance of North 86 degrees 46 minutes 31 seconds West, 236.97 feet to a concrete monument at the point of a reverse curve; thence continuing along the North margin of said road, around a curve to the left, having a radius of 2777.05 feet, and a chord bearing and distance of North 86 degrees 57 minutes 43 seconds West, 242.83 feet to a concrete monument at the P.T. of the curve; thence continuing along the North margin of said road, North 89 degrees 28 minutes 22 seconds West, 72.80 feet to the point of true beginning and containing 24.629 acres, more or less.




                           TRACT IV:
                           ---------
                           (Foothill)

All that part of Madison Industrial Park as recorded in Plat Book 6, Page 21, Probate Records of Madison County, Alabama, and further described as being a part of the Southwest Quarter of
Section 15, Township 4 South, Range 2 West of the Huntsville Meridian, Madison County, Alabama.

Particularly described as beginning at a concrete monument on the Easterly boundary of Research Boulevard; said point of true beginning is further described as being North 01 degrees 57 minutes 26 seconds East, 1538.11 feet and South 64 degrees 35 minutes 25 seconds West, 955.28 feet from the Southeast corner of the Southwest Quarter of Section 15, Township 4 South, Range 2 West; thence from the point of true beginning North 25 degrees 24 minutes 35 seconds West, 300.00 feet to a concrete monument at the intersection of a ninety degree corner of Research Boulevard; thence along the Southerly margin of said Boulevard North 64 degrees 35 minutes 25 seconds East, 561.92 feet to a concrete monument at the P.C. of a curve to the left; thence around said curve to the left with a radius of 160.00 feet and a chord bearing and distance of 18.92 feet to a concrete monument at a point on the curve; thence continuing around said curve and along the Easterly margin of Research Boulevard, with a radius of
160.00 feet and a chord bearing and distance of North 29 degrees 52 minutes 50 seconds East, 149.86 feet to a concrete monument at the P.T. of the curve; thence South 88 degrees 02 minutes 34 seconds East, 164.01 feet to a concrete monument; thence South 01 degrees 57 minutes 26 seconds West, 181.36 feet to a concrete monument; thence South 64 degrees 35 minutes 25 seconds West,
185.49 feet to a concrete monument; thence South 25 degrees 24 minutes 35 seconds East, 150.01 feet to a concrete monument; thence South 64 degrees 35 minutes 25 seconds West, 580.80 feet to the point of beginning and containing 5.00 acres, more or less.

                            TRACT V:
                            --------
                           (Foothill)

INTERGRAPH CORPORATION'S RIGHTS UNDER THAT CERTAIN LEASE AGREEMENT BETWEEN THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF MADISON, INC. AND INTERGRAPH CORPORATION DATED AS OF SEPTEMBER 1, 1982 AND AS OF RECORD IN DEED BOOK 609, PAGE 636 OF THE JUDGE OF PROBATE AND COVERING THE FOLLOWING DESCRIBED REAL PROPERTY:

All that part of Madison Industrial Park as recorded in Plat Book 6, Page 21, Probate Records of Madison County, Alabama, and further described as being a part of the Southwest Quarter of
Section 15, Township 4 South, Range 2 West of the Huntsville Meridian, Madison County, Alabama.

Particularly described as beginning at a concrete monument on the Westerly Boundary of Research Boulevard; said point of true beginning is further described as being North 01 degrees 57 minutes  26  seconds East 1765.79 feet and North  88  degrees  02 minutes 34 seconds West, 460.80 feet to a concrete monument at the P.C. of a curve on the Westerly margin of Research Boulevard; thence along the Westerly margin of said Boulevard, around a curve to the right, with a radius of 90.00 feet and chord bearing and distance of South 33 degrees 16 minutes 33 seconds West,
103.95 feet to a concrete monument at the P.T. of the curve; thence continuing along the Northerly margin of Research Boulevard, South 64 degrees 35 minutes 25 seconds West, 741.94 feet to a concrete monument at the P.C. of a curve to the right; thence around said curve to the right with a radius of 25.00 feet and a chord bearing and distance of North 70 degrees 24 minutes 06 seconds West, 35.36 feet to a concrete monument at the P.T. of the curve; thence North 25 degrees 24 minutes 38 seconds West,
123.48 feet to a concrete monument at the P.C. of a curve to the right; thence around said curve to the right, and continuing along the Easterly margin of Research Boulevard with a radius of
176.84 feet and a chord bearing and distance of North 11 degrees 49 minutes 25 seconds West, 83.11 feet to a concrete monument at the P.T. of the curve; thence continuing along the Easterly margin of Research Boulevard, North 01 degrees 45 minutes 35 seconds East, 584.53 feet to a concrete monument at the P.C. of a curve to the right; thence around said curve to the right, with a radius of 100.00 feet and a chord bearing and distance of North 46 degrees 46 minutes 03 seconds East, 141.44 feet to a concrete monument at the P.T. of the curve; thence South 88 degrees 13 minutes 34 seconds East, along the Southerly margin of Research Boulevard, 625.21 feet to a concrete monument at the P.C. of a curve to the right; thence around said curve to the right, with a radius of 100.00 feet and a chord bearing and distance of South 43 degrees 08 minutes 06 seconds East, 141.65 feet to a concrete monument at the P.T. of the curve; thence along the Westerly margin of Research Drive, South 01 degrees 57 minutes 26 seconds East, 358.11 feet to the point of beginning and containing 13.495 acres, more or less.


                              Schedule R-1


--------------------------------------------------------------------------
FACILITY   ADDRESS   CITY       COUNTY  STATE    FOOTHILL  NAME   AMOUNT
--------   -------   ----       ------  -----    --------  ----   ------
NAME                                    AND ZIP  LEIN      OF     OF PRIOR
----                                    -------  ----      --     --------
                                        CODE     POSITION  PRIOR  LIEN
                                        ----     --------  -----  ----
                                                           LIENOR
                                                           ------
--------------------------------------------------------------------------
Huntsville One       Huntsville Madison Alabama  First     n/a    n/a
Campus     Madison
           Industrial
           Park
--------------------------------------------------------------------------

--------------------------------------------------------------------------


                                  Schedule 5.8

                                    Shares of
             Intergraph Corporation Direct and Indirect Subsidiaries

Owner       Issuer      Number   Class     Cert.   Former      Owner's Juris-    Total         Borrower's    Composition of
                        of                 #       Name,       Percen  diction   Assets        Investment    Subsidiaries' Assets
                        Shares                     if any      tage    of        at            in Subsidiary
                                                   in          Owner-  Organi-   11/30/96
                                                   which       ship of zation                                     Securities Other
                                                   Certif-     Total                                              of Other   Operat-
                                                   icate       Issued                                        For- Subs of    ing
                                                   Issued      & Out-                                        eign Borrower   Assets
                                                               standing
                                                               Shares
------------------------------------------------------------------------------------------------------------------------------------
Intergraph  Intergraph  1,000     Common   1                   100%    Delaware  $152,662,063  $152,654,468       X(*)
Corporation Delaware,
            Inc.
------------------------------------------------------------------------------------------------------------------------------------
Intergraph  M&S         1,000     Common   6                   100%    Delaware  $191,584,960  $25,120,978        X
Corporation Computing
            Invest-
            ments,Inc.
------------------------------------------------------------------------------------------------------------------------------------
Intergraph  InterCAP    1,000     Common   3                   100%    Delaware  $5,510,749    $4,769,769                    X
Corporation Graphics
            Systems,
            Inc.
------------------------------------------------------------------------------------------------------------------------------------
Intergraph  Bestinfo,   1,000     Common   C19                 100%    Delaware  $971,114      ($17,317,649)                 X
Corporation Inc.
------------------------------------------------------------------------------------------------------------------------------------
Intergraph  Scansys-    1,000     Common   1                   100%    Delaware  Inactive      Inactive           Inactive
Corporation tems,
Inc.        Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Intergraph  Intergraph  1,000     Common   1                   100%    Delaware  $1,232,000    ($1,123,000)       X
Corporation Asia
            Pacific, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Intergraph  Veribest,   1,000     Common   1       Intergraph  100%    Delaware  $5,836,816    ($3,960,182)                  X
Corporation Inc, **                                Electronics
                                                   Holdings,
                                                   Inc.
------------------------------------------------------------------------------------------------------------------------------------
Intergraph  Intergraph  1,000     Common   1                   100%     Delaware $3,148,599  $605,780                        X
Corporation Services
            Company,
            Inc.
------------------------------------------------------------------------------------------------------------------------------------
Intergraph  Intergraph  3,000     Common   1                   100%     Delaware $30,212,000  $30,212,000                X(*)
Delaware,   DISC,Inc.
Inc.
------------------------------------------------------------------------------------------------------------------------------------
Intergraph  Intergraph  1,000     Common   2                   100%     Delaware Inactive     Inactive      Inactive
Corporation DC
            Corporation-
            Subsidiary 3
------------------------------------------------------------------------------------------------------------------------------------
Intergraph  Intergraph  N/A       N/A      N/A                 90%      Delaware $29,165,000  $23,892,000   X
Corporation European                                                    LLC
            Manufact-
            uring,
            LLC
------------------------------------------------------------------------------------------------------------------------------------
M&S         Intergraph  N/A       N/A      N/A                 10%      Delaware Included     Include      Included in IEM, LLC
Computing   European                                                    LLC      in IEM,      in IEM,      above
Investments,Manufact-                                                            LLC above    LLC above
Inc.        uring
            LLC
------------------------------------------------------------------------------------------------------------------------------------
Intergraph  Intergraph  N/A       N/A      N/A                 95%      Delaware $15,197,000   $4,233,000   X
Corporation (Middle                                                     LLC
            East),
            LLC
------------------------------------------------------------------------------------------------------------------------------------
M&S         Intergraph  N/A       N/A      N/A                 5%       Delaware Included      Included     Included in IME, LLC
Computing   (Middle                                                     LLC      in            in           above
Investments,East), LLC                                                           IME, LLC      IME, LLC
Inc.                                                                             above         above
------------------------------------------------------------------------------------------------------------------------------------
Intergraph  Intergraph  N/A       N/A      N/A                 5%       Delaware $10,063,000   $(2,239,000) X
Corporation (Italia),                                                   LLC
            LLC
------------------------------------------------------------------------------------------------------------------------------------
M&S         Intergraph  N/A       N/A      N/A                 79%      Delaware Included      Included     Included in IA, LLC
Computing   (Italia),                                                   LLC      in            in           above
Investments,LLC                                                                  IA, LLC       IA, LLC
Inc.                                                                             above         above
------------------------------------------------------------------------------------------------------------------------------------
Intergraph  Intergraph  N/A       N/A      N/A                 16%      Delaware Included      Included     Included in IA, LLC
DC          (Italia),                                                   LLC      in IA, LLC    in  IA, LLC  above
Corporation LLC                                                                  above         above
- Subsidiary
3
------------------------------------------------------------------------------------------------------------------------------------
Intergraph  Intergraph  1,000     Common   1                   100%    Delaware  Inactive      Inactive     Inactive
Corportion  DC
            Corporation-
            Subsidiary
            8
------------------------------------------------------------------------------------------------------------------------------------
Intergraph  INTS, LLC   N/A       N/A      N/A     Intergraph  95%     Delaware  Inactive      Inactive     Inactive
Corporation                                        Technical
                                                   Services,
                                                   LLC
------------------------------------------------------------------------------------------------------------------------------------
M&S         INTS, LLC   N/A       N/A      N/A     Intergraph  5%      Delaware
Computing                                          Technical
Investments,                                       Services,
Inc.                                               LLC
------------------------------------------------------------------------------------------------------------------------------------
Intergraph  Intergraph  1,000     Common   1                   100%    Delaware  Inactive      Inactive     Inactive
Corporation Vietnam,
            Inc.
------------------------------------------------------------------------------------------------------------------------------------
Intergraph  Inter-      1,000     Common   1                   100%    Delaware  $0            $0           Operational in Q1 1997
Corporation national
            Public
            Safety,
            Inc. **
------------------------------------------------------------------------------------------------------------------------------------
Intergraph  Intergraph  100       Common   1                   100%    Delaware  $441,000      ($151,000)   X
Corporation China, Inc.
------------------------------------------------------------------------------------------------------------------------------------
M&S         Worldwide   1,000     Common   1       Intergraph  100%    Delaware  $518,334      $800,085                        X
Computing   Services,                              Europe,
Investments,Inc.                                   Inc.
Inc.
------------------------------------------------------------------------------------------------------------------------------------
Intergraph  Intergraph  1,000     Common   1                   100%    Delaware  $2,687,000    ($86,000)    X
Corporation Express,
            Inc.
------------------------------------------------------------------------------------------------------------------------------------
Intergraph  Intergraph  25,000    Class A  AC-20               100%    Canada
Corporation Canada                Voting
            Ltd.                  Common
------------------------------------------------------------------------------------------------------------------------------------
Intergraph  Intergraph  739,051   Class B  BC-150              100%    Canada
Corporation Canada,               Non-
            Ltd.                  Voting
                                  Common
------------------------------------------------------------------------------------------------------------------------------------
Intergraph  Intergraph  2,799,000 Capital  1                   97%     England
Corporation (UK), Ltd.            Stock
------------------------------------------------------------------------------------------------------------------------------------
M&S         Intergraph  1         Capital                      Less    England
Computing   (UK), Ltd.            Stock                        than
Investments,                                                   1%
Inc.
------------------------------------------------------------------------------------------------------------------------------------
Intergraph  Intergraph  100,000   Capital                      3%      England
DC          (UK), Ltd.            Stock
Corporation
- Subsidiary
3
------------------------------------------------------------------------------------------------------------------------------------
Intergraph  Intergraph  3,353,999 Ordinary 5                   100%    Hong Kong
Corporation Hong Kong
            Limited
------------------------------------------------------------------------------------------------------------------------------------
M&S         Intergraph  1         Ordinary                     Less    Hong Kong
Computing   Hong Kong                                          than
Investments,Limited                                            1%
Inc.
------------------------------------------------------------------------------------------------------------------------------------
M&S         Intergraph  30,595    Common   1,2,3,4             93%     Spain
Computing   Espana,S.A.
Investments,
Inc.
------------------------------------------------------------------------------------------------------------------------------------
Intergraph  Intergraph  2,156     Common                       7%      Spain
Corporation Espana,S.A
-----------------------------------------------------------------------------------------------------------------------------------
Intergraph  Intergraph  100       Common   001-100             100%    Sweden
Corporation (Sverige)   100       Common   101-200
                        100       Common   201-300
                        100       Common   301-400
                        100       Common   401-500
                        4,500     Common   501-5000
                        150,000   Common   5001-
                                           155000
------------------------------------------------------------------------------------------------------------------------------------
M&S         Intergraph  260       Common   6                   100%    Switzer-
Computing   (Switzer-                                                  land
Investments,land) AG
Inc.
------------------------------------------------------------------------------------------------------------------------------------
Intergraph  Intergraph  1,000     Common   2                   100%    United
Delaware,   Virgin                                                     States
Inc.        Islands                                                    Virgin
            Corporation                                                Islands
------------------------------------------------------------------------------------------------------------------------------------
M&S         Intergraph  279,994   Common                       96%     France
Computing   France SA
Investments,
Inc.
------------------------------------------------------------------------------------------------------------------------------------
Intergraph  Intergraph  11,000    Common                       4%      France
DC          France SA
Corporation
- Subsidiary
3
------------------------------------------------------------------------------------------------------------------------------------
Intergraph  Intergraph  1         Common                       Less    France
Corporation France SA                                          than
                                                               1%
------------------------------------------------------------------------------------------------------------------------------------
Intergraph  Intergraph  N/A       N/A      N/A                 100%    Germany
Corporation Holding
            GmbH
------------------------------------------------------------------------------------------------------------------------------------
Intergraph  Intergraph  5,350     Common   1,874-              100%    The Nether-
Corporation Benelux B.V.                   5,350                       lands
------------------------------------------------------------------------------------------------------------------------------------
Intergraph  Intergraph  1,125     Common                       75%     Saudi
Corporation Saudi                                                      Arabia
            Arabia,
            Ltd.
            (a/k/a
            Saudi
            Arabian
            Intergraph
            Ltd.)
------------------------------------------------------------------------------------------------------------------------------------
M&S         Intergraph  4,889,610 Common    8                  99%     Singa-
Computing   Systems                                                    pore
Investments,Singapore
Inc.        Pte Ltd.
------------------------------------------------------------------------------------------------------------------------------------
Intergraph  Intergraph  49,390    Common                       1%      Singa-
Corporation Systems                                                    pore
            Singapore
            Pte Ltd.
------------------------------------------------------------------------------------------------------------------------------------
Intergraph  Intergraph  1,065     Common                       100%    Japan
Corporation Japan K.K.
------------------------------------------------------------------------------------------------------------------------------------
Intergraph  Intergraph  591,482                                100%    Korea
Corporation Korea, Ltd
------------------------------------------------------------------------------------------------------------------------------------
M&S         Intergraph  9,500     Common                       100%    Finland
Computing   Finland
Investments, Oy
Inc.
------------------------------------------------------------------------------------------------------------------------------------

Note: This Schedule 5.8 excludes foreign subsidiaries for which shares were not pledged.

*     Also includes intercompany receivables.
** Employees and directors of each Company have been granted stock options for common shares of stock in each respective Company.





                         SCHEDULE 5.10

                           Litigation


The presentation and schedule inclusion of these matters is based upon their contingent nature and potential materiality, and the uncertainty inherent in the litigation process; it should not be deemed to constitute an acknowledgment that these matters, either individually or in the aggregate, are presently viewed by management to be material to Borrower. In each case, Borrower is pursuing appropriate corrective action and/or vigorously defending its interests where litigation or arbitration is pending.

1. In 1990, Adage, Inc. of Billerica, Mass., indicated that, in its view, Intergraph Corporation may be in violation of two patents owned by Adage covering Z-buffer technology used to display three dimensional images on video display screens. Adage attorneys have offered Intergraph a license and have identified other companies already licensed. This matter is under investigation by Intergraph patent counsel.

2. In 1992, Optronics, a division of Intergraph answered a Second Request for Information letter from the United States Environmental Protection Agency (EPA). The EPA is investigating the source of released hazardous waste at the 60 acre Iron Horse Pike Site, Shaffer Landfill, Billerica, Massachusetts. Optronics has informed the EPA that small quantifies of 1,1,1-trichloroethane, a common industrial solvent, were deposited in the garbage dumpster approximately every two months during an unspecified period.

Optronics has entered into a PRP (Potentially Responsible Party) agreement to work with 30 other PRP's to design and implement a remedy for the landfill. In January, 1995, EPA filed suit against ten of the PRP's, but did not file suit against
Optronics. Consultants to the PRP group have identified Optronics as a de minimis participant, and the current structure of the PRP operating relationship confirms that, as of the date of this disclosure, the reviewing PRPs consider Optronics to be a de minimis party.

3. During 1995, Intergraph asserted three of its patents against a number of IBM's computer systems. During 1996,
Intergraph expanded the scope of its assertions to cover additional IBM computer systems. IBM asserted additional patents against Intergraph and made a pro forma denial which Intergraph patent counsel continues to analyze. Negotiations will likely extend well into 1997.

4. In 1993, CADTRAK, Inc. of Sunnyvale, California, as patent licensing agent for Tektronics, Inc. of Beaverton, Oregon sent a letter to Intergraph alleging infringement by Intergraph of three patents related to computer display monitor technology. CADTRAK thereafter withdrew its original charge of patent infringement and has asserted patent infringement by Intergraph of two different Tektronix patents. This new charge related to software methods used in Mode/View and in MicroStation software. Intergraph has responded by letter denying infringement. Negotiations seem to be dormant at the present time.

5. In 1993 Intergraph received a letter from Raytheon Company of Lexington, Massachusetts alleging the infringement of U.S. Patent 4,069,511 relating to a digital memory system. This appears to be one of several hundred similar letters distributed widely by Raytheon to manufacturers in the electronics industry. The patent expired January 17, 1995. This matter remains under investigation by Intergraph patent counsel.
6.
      In 1993 suit was filed against Intergraph in Jefferson County Court, Birmingham, Alabama, in the style of Randolph C.
Marks d/b/a Historical Architecture Resource Planning v. Intergraph Corporation, CV9309764. Claims allege breach of contract, breach of warranty, fraud and misrepresentation for an architectural system H.A.R.P. purchased in 1988 and operated with borrowed mechanical design software. The amount originally demanded is alleged to exceed the $10,000 jurisdictional minimum. The trial originally scheduled for December, 1996 has been postponed for health reasons by the Plaintiff.

7. Charles Braine v. Intergraph Corporation. An employee of Consolidated Edison sued Intergraph alleging that Intergraph negligently configured a system, which resulted in injury. Intergraph did not supply, install or maintain the system at issue. A Motion for Summary Judgment is being prepared by local counsel.

8. Daniel C. Borden v. Apple Computers, Inc. and Intergraph Corporation, Supreme Court, State of New York, County of Kings, Case Number 38890/94. This matter involves a lawsuit against Intergraph in New York State. The suit alleges that Intergraph's keyboard caused repetitive stress injuries to the Plaintiff. Intergraph's insurance carrier has assumed the defense of this action. The case was removed to Federal Court in New York. Intergraph filed a Motion for Summary Judgment on
Plaintiff's Complaint. Summary judgment was granted in favor of Intergraph.

9. Theresa Sibley, wife of Lenard Sibley v. Intergraph Corporation, Ergotron, Inc. and/or Ergotronic, LLC., ABC Insurance Company and XYZ Insurance Company, Case NO. 94-0740 U.S. District Court, Eastern District of Louisiana. Sibley is a Chevron employee in New Orleans who filed suit, alleging that Intergraph's system configuration caused him personal injury. He alleged permanent injury to his hand and wrist, as a result of a fall from a stand which occurred while attempting to turn on a power strip. The case was referred to Intergraph's insurance carrier who retained local counsel. Neither the surge protector nor the stand were manufactured by Intergraph. The jury awarded the Plaintiff approximately $468,000.00. The matter is presently on appeal to the Circuit Court of Appeals for the Fifth Circuit.

10. Attorneys representing Lemelson Medical, Educational and Research Foundation allege infringement by Intergraph of three U.S. patents concerning technology used in personal computers. This matter is under investigation by Intergraph patent counsel.

11. Intergraph Corp. v. Zydex, Inc., Case No. CV95-U-2147 in the United States District Court for the Northern District of Alabama, in which Intergraph Corporation has filed an equitable action seeking dissolution of Intergraph's joint venture relationship with Zydex, Inc., a Houston based engineering and consulting firm. Zydex has filed a counterclaim for breach of contract, breach of fiduciary duty and fraud, claiming compensatory and punitive damages claimed to be in excess of $300,000,000.

12. Intergraph Corporation & Subsidiaries v. Commissioner of Internal Revenue. Issue of whether a deduction in the amount of $978,567 is allowable, for federal tax purposes, for foreign exchange loss and accrued interest upon repayment of a yen-denominated loan in 1987. The United States Tax Court rendered its opinion, holding in favor of the government, in the matter of Intergraph v. Commissioner of Internal Revenue, Docket No. 21286 in May, 1996. Intergraph has appealed to the United States Court of Appeals for the Eleventh Circuit, Case No. 96-6821.

13.        Miscellaneous Tax Matters.

          * Intergraph Korea Ltd. Appeal of decision by the Korean Tax Authorities, the National Tax Tribunal, to the Seoul High Court regarding $15,000 in withholding tax for 1992 (subsequent years have not yet been addressed) on sales of application software to Korean customers.

          * Intergraph Espana, S.A. Appeal of decision by the Technical Bureau of the Spanish Tax Authority to the regular Spanish Courts of an issue related to transfer pricing for spare parts and spare repair costs. Amount at issue is nominally $1.5 million. A cash collateral bond in the amount of $2 million has been provided. The Company has been advised that this case will take several years to resolve, but expects to prevail.

14.        Intergraph v. Commonwealth of Pennsylvania, Docket No.
32 FR 95. This is an appeal from an order of the Board of Finance and Revenue reported as BR&R Docket No. 25319. The issue is whether a gain from the sale of shares of Cadence Design Systems, Inc. should be treated as a taxable gain by the State of Pennsylvania. The amount in controversy is approximately $20,000 exclusive of interest and costs.

15. Spanish Tax Audit. The audit period covers fiscal years 1986-1989. The tax auditors challenged three major issues: deductibility for tax of repair cost of spare parts;
deductibility for tax of entertainment expenses; and deductibility for tax of a devaluation of spares inventory. The cumulative disallowed expenses related to the three items above amount to PTA 184,447,251 which, at a tax rate of 35%, corresponds with additional taxes due of PTA 64,556,188.

In August of 1994, Intergraph Espana was assessed with the additional taxes described above, plus a 100% penalty (150% for 1986), plus interest, for a combined total of PTA 160,272,337.

Intergraph Spain challenged this assessment and brought the issues for the Regional Administrative Court, which is expected to rule before the end of this year. It is not expected that the tax authorities will appeal a ruling in favor of Intergraph. The Company expects to prevail, except for entertainment expenses and a portion of the Inventory devaluation, representing a total cash tax exposure of approximately PTA 6 million, excluding penalties and interest. This opinion is supported by Ernst & Young. If the Regional Administrative Court rules unfavorably, the appeals process could take as long as ten years.

Until a court decision is taken which is accepted by the Spanish tax authorities, Intergraph Espana was forced to issue a guarantee to the local tax authorities for the taxes, penalties and interest due in an amount of PTA 160 million. The guarantee is collateralized by a cash deposit. On the amount of the guarantee further interest accrues until the moment when a court decision is taken. Since the further interest due is calculated at a higher rate than the interest which is received on the deposit, a PTA 200 million cash deposit had to be made at Caja de Madrid, which is the bank that issued the guarantee.

16. Intergraph v. Arthur Andersen, CV95-2302-JLB, Circuit Court, Madison County, Alabama. This is an action filed by Intergraph seeking an injunction against the issuance of a final audit report and damages for Andersen's negligence in conducting an audit. On September 4, 1995 Intergraph Corporation received a letter from Arthur Andersen on behalf of Bentley Systems, Inc.
(BSI), an affiliate of, and supplier to, Intergraph, reporting the results of an audit conducted by Arthur Andersen on behalf of BSI. In conducting the audit, Arthur Andersen reviewed certain Intergraph records relating to royalty payments made by Intergraph to BSI for fiscal years 1993 and 1994. The letter alleges royalty underpayments for those periods in an aggregate amount of $10,400,000. Intergraph has initiated its own review of the audit, and based on the preliminary results of this review, is of the opinion that the audit results are based on factual omissions and faulty assumptions in methodology (including, for example, a failure to take into consideration Intergraph's right to an unlimited number of royalty-free internal use licenses). Accordingly, Intergraph believes the actual amount of the underpayments (if any) to be nominal and, in any event, immaterial to the Company and its operations.

17. John Osland v. Intergraph, CV95-2172-JLB, Circuit Court, Madison County, Alabama. Suit by former Intergraph employee for claimed unpaid compensation, fraud, and tortious interference with contractual relations seeking damages in the amount of $5 million. The plaintiff has also filed another action in Colorado state court seeking the same allegedly unpaid compensation at issue in the Alabama action, together with statutory penalties of up to 50%. The Colorado action has been stayed by agreement of the parties pending the outcome of the Alabama case.

18. CSP Arbitration. Case No. 14-117-0038295 B/K, American Arbitration Asso., Philadelphia, PA. Arbitration brought by Bentley Systems, Inc. under a May, 1994 contract relating to the sale of software maintenance services. Bentley asserts that Intergraph did not use its "best efforts" to market Bentley's maintenance CSP services to Intergraph customers as required under the contract. Hearings are under way and scheduled to continue during January and February.

19. Software License Agreement Arbitration. Case No. 30Y-117-00094-96, American Arbitration Asso., Huntsville, AL. Arbitration brought by Bentley System, Inc. under a 1987 Software License Agreement for unpaid licensing fees. These are the fees that were allegedly found by Arthur Andersen in the matter discussed above. Discovery is underway and hearing is scheduled for June 1997.

20. On September 27, 1996, a Mr. Haken Lans sent Intergraph notice of his U. S. patent no. 4,303,986 related to computer graphics technology and offered a license. This matter is under investigation by Intergraph patent counsel.

21. On September 24, 1996, U. S. Phillips as licensing agent for Gilbert P. Hyatt sent Intergraph a letter offering to license nine patents in various computer-related technologies. This matter is under investigation by Intergraph patent counsel.

22. Intergraph v. Mesa Solutions, CV-96-N-1918-NE. This matter involves a suit alleging that former Intergraph employees misappropriated trade secrets, stole hardware, infringed Intergraph copyrights and tortuously interfered with Intergraph's business relationships. The suit is pending in US District Court in Birmingham before Judge Nelson. Initially, Intergraph succeeded in obtaining a temporary restraining order against Mesa, prohibiting the defendants from using Intergraph technology. Intergraph's Motion for Preliminary Injunction remains under submission. Mesa has filed a counterclaim in which it alleges that Intergraph violated Section 1 of the Sherman Act and misused its copyright on certain proprietary software. The counterclaim seeks treble damages, costs and attorney's fees but does not specify any compensatory damages. The case is presently set for trial in April 1997.

23. Smith v. Intergraph, CV-96-630-CA, 19th Judicial Circuit Court, Martin County, Florida. This matter involves a lightning strike to an operator of an Intergraph E911 dispatch system. The case is pending in Martin County, Florida. Intergraph's carrier has engaged local counsel to defend the action. A Motion to Dismiss, Answer and initial discovery requests have been filed. Intergraph's Motion to Dismiss is under submission.

24. Goldfield v. Intergraph, CV-761419, Superior Court for County of Orange. This is a suit brought against Intergraph and Optronics in Orange County, California, alleging breach of warranty. Intergraph has filed an Answer, together with a Counter Claim and initial discovery.

25. Melanie Vaughn, CV-96-752-CA, 19th Judicial Circuit Court, Martin County, Florida. This is the second lightning strike case to the Stuart, Florida E911 system. The incident occurred in 1994. An Answer to Plaintiff's Complaint is being prepared by local counsel.

26. Charles Costa v. Intergraph, CV96-1395-JWB, Circuit Court for Madison County, Alabama. This case involves allegations of commissions due to a salesman of consulting services. The Plaintiff has alleged a violation of a state compensation statute, which could result in the award of treble damages. The Plaintiff has alleged that he is owed a total of $72,000 in commissions, plus statutory damages.

27.        Those matters disclosed on Schedule 5.14 to  the  Loan
Agreement.




Intergraph Corporation                                          Schedule 5.13
Benefit Plans


Intergraph Corporation SavingsPlus Plan
Intergraph Corporation Stock Bonus Plan
Group Long-Term Disability Plan
Intergraph Corporation Health Care Plan (Medical and Dental)
Intergraph Corporation Prescription Drug Plan
Intergraph Corporation Life Insurance and Accidental Death and
 Dismemberment Plan
Intergraph Corporation Travel Accident Insurance Plan
Intergraph Corporation Severance Plan



                          SCHEDULE 5.14
                          -------------

Summons, citations, notices or directives received in connection with:

   -  The Shaffer Landfill at the Iron Horse Park Superfund
      Site, Billerica, Massachusetts.

   -  Discharges to a Septic Tank/Field at the Optronics
      Facility, Chelmsford, Massachusetts.

   -  The Enterprise Recovery Systems Superfund Site, Marshall
      County, Mississippi.

Also, in regard to environmental conditions, and as requested by Foothill, Borrower is providing Foothill at Closing a draft of an updated Phase I Environmental Site Assessment of the Intergraph Corporation, Huntsville, Alabama ("Huntsville Report") prepared by Environmental Strategies Corporation. The Huntsville Report discusses environmental conditions which may affect the Intergraph facility covered by the report. Within thirty days post-closing, Borrower will provide Foothill with a final copy of the Huntsville Report.


                          SCHEDULE 6.12
                     INTERGRAPH CORPORATION
                      LOCATION OF EQUIPMENT

STATE                         CITY                STREET ADDRESS
-----                         ----                --------------
ALABAMA                       HUNTSVILLE          Building 1
ALABAMA                       HUNTSVILLE          Building 2
ALABAMA                       HUNTSVILLE          Building 3
ALABAMA                       HUNTSVILLE          Building 4
ALABAMA                       HUNTSVILLE          Building 5A & 5B
ALABAMA                       HUNTSVILLE          Building 7
ALABAMA                       HUNTSVILLE          Building 8
ALABAMA                       HUNTSVILLE          Building 10
ALABAMA                       HUNTSVILLE          Building 11
ALABAMA                       HUNTSVILLE          Building 12
ALABAMA                       HUNTSVILLE          Building 14
ALABAMA                       HUNTSVILLE          Building 15
ALABAMA                       HUNTSVILLE          Building 16
ALABAMA                       HUNTSVILLE          Building 17A - D
ALABAMA                       HUNTSVILLE          Building 19
ALABAMA                       HUNTSVILLE          Building 20
ALABAMA                       HUNTSVILLE          Building 21
ALABAMA                       HUNTSVILLE          Building 23A & B
ALABAMA                       HUNTSVILLE          Building 24A - C
ALABAMA                       HUNTSVILLE          Building 25
ALABAMA                       HUNTSVILLE          Building 26
ALABAMA                       HUNTSVILLE          Building 27
ALABAMA                       HUNTSVILLE          Building 28
ALABAMA                       HUNTSVILLE          Building 29
ALABAMA                       HUNTSVILLE          Building 30
ALABAMA                       HUNTSVILLE          6767 Madison Pike
ALABAMA                       HUNTSVILLE          Cad Caravan #1
ALABAMA                       HUNTSVILLE          Cad Caravan #2
ALABAMA                       HUNTSVILLE          Hsv. Int'l Airport
ALABAMA                       HUNTSVILLE          Redstone Arsenal
ALABAMA                       BIRMINGHAM          300 Vestavia Parkway
ARIZONA                       PHOENIX             6080 N. 40TH ST.
ARIZONA                       PHOENIX             4742 N 24th Street
CALIFORNIA                    IRVINE              26 Technology
CALIFORNIA                    LA (ENCINO)         15821 Ventura Blvd.
CALIFORNIA                    SAN DIEGO           9988 Hilbert Street
CALIFORNIA                    SACRAMENTO          777 Campus Commons
CALIFORNIA                    MTNVIEW             381 E Evelyn
COLORADO                      LITTLETON           10499 Bradford Road
COLORADO                      BOULDER             6101 Lookout Rd
COLORADO                      ENGLEWOOD           6041 Syracuse WAY
COLORADO                      ENGLEWOOD           7400 E. Orchard Rd
FLORIDA                       BOCA RATON          931 Clint Moore Rd
FLORIDA                       JUPITER BEACH       19750 Beach Rd
FLORIDA                       TAMPA               5423 Beaumont Center
FLORIDA                       KENNEDYSPACE        JF Kennedy Space Ctr
GEORGIA                       SMYRNA              3300 Highlands
HAWAII                        HONOLULU            840 Kawaiahao
ILLINOIS                      ARLINGTON           85 West Algonquin
INDIANA                       INDIANAPOLIS        5881 E 82nd Street
KANSAS                        LENEXA              14839 W 95th St
KENTUCKY                      LOUISVILLE          12700 Shelbyville
KENTUCKY                      LEXINGTON           2570 Wilhite Dr
LOUISIANA                     METAIRIE            3545 N. 1-10 Service Rd
MASSACHUSETTS                 WESTBOROUGH         1800 W Park Dr
MASSACHUSETTS                 CHELMSFORD          21 Alpha
MARYLAND                      COLUMBIA
MARYLAND                      TOWSON              8500 LaSalle Road
MICHIGAN                      KENTWOOD            3680 44th St
MICHIGAN                      SOUTHFIELD          28411 NW Hwy
MINNESOTA                     MENDOTA HTS         1355 Mendota Heights


                           SCHEDULE 6.12
                      INTERGRAPH CORPORATION
                       LOCATION OF EQUIPMENT

STATE                         CITY                STREET ADDRESS
-----                         ----                --------------
MISSOURI                      ST LOUIS            11116 S. Town Sq
MISSOURI                      ST. LOUIS           3200 S. Second ST.
N CAROLINA                    CARY                2000 Regency
N CAROLINA                    CHARLOTTE           9731 JS. Pine
N JERSEY                      E. RUTHERFORD       1 Meadowland
NEW YORK                      ROCHESTER           120 Corporate Woods
OHIO                          MASON               4900 Parkway
OHIO                          VALLEY VIEW         9885 Rockside
PENNSYLVANIA                  K. OF PRUSSIA       1018 W 9th Avenue
PENNSYLVANIA                  PITTSBURGH          500 Business Center
PENNSYLVANIA                  RADNOR              100 Matson Ford Rd.
S CAROLINA                    GREENVILLE          201 Brookfield
TENNESSEE                     NASHVILLE           5211 Linbar Drive
TEXAS                         HOUSTON             675 Bering Drive
TEXAS                         DALLAS              8111 LBJ Freeway
TEXAS                         AUSTIN              9420 Research Blvd
TEXAS                         SAN ANTONIO         8930 4 Winds Drive
VIRGINIA                      RESTON              12347-B Sunrise
WASHINGTON                    BELLEVUE            11130 NE 33rd Place
WISCONSIN                     WAUKESHA            20725 Watertown


                                 SCHEDULE 7.1
                            INTERGRAPH CORPORATION
                                 INDEBTEDNESS
                           as of November 30, 1996

                                                                    Book Value
                                                                   ------------
7.1(b)(i) Guarantees of indebtedness on behalf of
Borrower's Subsidiaries
-------------------------------------------------
 Subsidiary  Bank    Beneficiary                                         Amount
 ----------  ------  -----------                                         ------
 BELG        ABN     BRIZTON ZAVENTEM S.A.                              $62,474
 BELG        ABN     DISTRIGAZ                                           62,210
 BELG        ABN     DISTRIGAZ                                           21,617
 BELG        ABN     ASLK                                                15,900
 IMEL        ABN     GOVT OF ABU DHABI                                   11,853
 IMEL        ABN     DUBAI LANDS DEPT                                     6,499
 USA         AMS     HUNTSVILLE UTILITIES                               300,000
 IMEL        AMS     GOV'T OF THE ARAB REPUBLIC                          69,990
 IMEL        AMS     GOVERNMENT OF EGYPT                                 24,600
 IMEL        AMS     GOVERNMENT OF EGYPT                                  9,000
 AUST        ANZ     STATE AUTHORITIES SUPER.                           118,961
 AUST        ANZ     SYDNEY WATERBOARD                                   16,270
 AUST        ANZ     STATE RAIL AUTHORITY                                10,388
 AUST        ANZ     VLB PARTNERSHIP                                      9,237
 AUST        ANZ     HUNTER WATER CORP. LTD.                              8,120
 AUST        ANZ     WIDE BAY BURNETT                                     5,278
 SPAIN       AYR     INSTITUTO GEOGRAFICO                                 2,950
 SPAIN       AYR     TELEVISION ESPANOLA S.A.                             2,078
 SPAIN       AYR     GOBIERNO DE NAVARRA                                  1,662
 SPAIN       AYR     CUARTEL GEN'L DE LA ARMADA                           1,179
 SPAIN       AYR     GOBIERNO DE NAVARRA                                    903
 SPAIN       AYR     GOBIERNO DE NAVARRA                                    386
 SPAIN       AYR     AYTO. DE LEGANES                                       131
 SPAIN       BANCO   ENDESA                                              33,156
 SPAIN       BANCO   DIRECCION REGIONAL DE NAVEGAC.                       1,704
 SPAIN       BANCO   DIRECCION REGIONAL DE NAV.                           1,615
 SPAIN       BANCO   GOVIERNO DE ANDORRA                                  1,558
 ITAL        BCI     BANCA COMMERCIAL ITALIANA at Lira 2,000,000,000  1,310,000
 FRAN        BFCE    SMESI - MAROC                                       12,911
 SPAIN       BS      AENA                                                   949
 GERM        BV      STAEDT. WERKE MAGDEBURG                            922,255
 GERM        BV      TECHNOPARK GEWERBEBAU                              501,508
 GERM        BV      TECHNOPARK GEWERBEBAU                              437,946
 GERM        BV      DEUTSCHE BAHN AG, HALLE                            265,625
 GERM        BV      CASSELLA                                           156,863
 GERM        BV      HORST MAIBURG                                      107,149
 GERM        BV      DESPA IMMOBILIEN                                    98,039
 GERM        BV      FIDES GMBH                                          68,700
 GERM        BV      SKF LINEARSYSTEMS                                   43,137
 GERM        BV      DVKB                                                19,608
 GERM        BV      ITAG IMMOBILIEN-TREUHAND                            19,608
 GERM        BV      GOTHAER VERSICHERUNG                                19,200
 GERM        BV      KAAL-PETER RECC STUTTGART                           16,340
 GERM        BV      ITAG IMMOBILIEN-TREUHAND                            15,686
 GERM        BV      RAFFINERIESES. VOHBURS                              13,072
 GERM        BV      KARL-PETER RECK, STUTTGART                          12,265
 GERM        BV      ICEM SYS. GMBH, HANNOVER                             9,359
 GERM        BV      KARL-PETER RECK, STUTTGART                           7,843
 GERM        BV      NORDRHEIN AERZIFVERSORGING                           4,941
 GERM        BV      KARL-PETER KECK,STUTGART                             4,931
 IMEL        CASH    ISTANBUL MUNICIPALITY                                1,976
 INDIA       CITI    JANAKI RAMA                                      1,384,055
 UK          CITI    H.M. CUSTOMS & EXCISE                              625,000
 ITAL        CITI    MINISTERO DIFESA                                   262,433
 IMEL        CITI    GOV'T OF ABU DHABI                                  86,841
 IMEL        CITI    AL AIN TOWN PLANNING DEPT.                          81,916
 ITAL        CITI    ARTESIA S.P.A.                                      72,825
 GRE         CITI    MINISTRY OF AGRICULTURE                             33,854
 IMEL        CITI    HONEYWELL, KUWAIT                                   32,330
 BELG        CITI    CITIBANK BELGIUM                                    31,800
 PORT        CITI    CAMARA MUNICIPAL DE SINTRA                          28,817
 GRE         CITI    MINISTRY OF AGRICULTURE                             28,681
 IMEL        CITI    MIN OF DEF & AVIATION                               26,667
 GRE         CITI    PUBLIC TELEPHONE COMPANY                            25,930
 IMEL        CITI    GEN'L ORGAN. OF REMOTE SENSING                      25,252
 IMEL        CITI    ETISALAT, ABU DHABI                                 23,399
 IMEL        CITI    KARAYOLLARI GENEL                                   20,800
 ITAL        CITI    MINISTERO DELLA DIFESA                              16,074
 IMEL        CITI    MIN OF NATL DEF., ANKARA                            15,000
 IMEL        CITI    KING ABDULAZIZ CITY FOR SCIENCE                     11,335
 GRE         CITI    HELL AEROSPACE INDUSTRY                             11,188
 GRE         CITI    PUBLIC PETROLEUM COMPANY                            10,372
 GRE         CITI    PUBLIC ELECTR. COMPANY                              10,071
 IMEL        CITI    INTERGRAPH TURKEY                                   10,000
 GRE         CITI    MIN OF TWON & PLAN                                   9,051
 IMEL        CITI    MINISTRY OF DEFENSE-LEBANON                          9,000
 IMEL        CITI    ABU DHABI CO FOR ON-SHORE                            8,853
 IMEL        CITI    TURKISH TOURISM AUTH                                 8,721
 PORT        CITI    INSTITUTO PORTUGUES                                  7,559
 IMEL        CITI    ABU DHABI NATIONAL OIL CO.                           6,311
 GRE         CITI    PUBLIC GAS COMPANY                                   6,240
 GRE         CITI    MUN OF KOZANI                                        4,352
 GRE         CITI    PUBLIC PETROLEUM COMPANY                             4,149
 SPAIN       CITI    MINIST.ECONOMI.HACIEND.                              3,115
 IMEL        CITI    REPUBLIC OF TURKEY                                   2,700
 GRE         CITI    MUN. OF KOZANI                                       2,178
 GRE         CITI    PUBLIC GAS COMPANY                                   1,962
 ITAL        CITI    MINISTERO POSTE COMUNIC                              1,640
 IMEL        CITI    GOV'T OF AUB DHABI                                     717
 SPAIN       CITI    MINISTERIO HACIENDA                                    469
 AUST        CITIUS  NAT'L AUSTRALIA BANK LTD                         8,120,179
 ITAL        CITIUS  CITIBANK - ITALY                                 3,600,000
 IMEL        CITIUS  CITIBANK - DUBAI                                 1,500,000
 INDIA       CITIUS  CITIBANK - INDIA                                 1,491,000
 BENE        CITIUS  CITIBANK - BENELUX                               1,000,000
 PORT        CITIUS  CITIBANK, PORTUGAL, S.A.                           993,582
 HKONG       CITIUS  HONGKONG ELECTRIC CO., LTD                         727,343
 GRE         CITIUS  CITIBANK - GREECE                                  500,000
 KOREA       CITIUS  INTERGRAPH KOREA                                   500,000
 IMEL        CITIUS  MINISTRY OF DEFENCE & AVIATION                     387,000
 USA         CITIUS  NAT'L UNION FIRE INS.                              320,000
 USA         CITIUS  NATIONAL UNION INSURANCE                           320,000
 USA         CITIUS  NAT'L FIRE INS. CO. OF PITT                        318,900
 ISRA        CITIUS  BANK LEUMI LE ISRAEL                               300,000
 BELG        CITIUS  CITIBANK, BRUSSELS                                 198,773
 DENM        CITIUS  UNIBANK A/S                                        170,602
 RUSSIA      CITIUS  ROSNIC ZEMLYA                                      150,000
 BRAZ        CITIUS  INSTITUTO NACIONAL                                 130,000
 IMEL        CITIUS  MINISTRY OF DEFENCE & AVIATION                     129,000
 IMEL        CITIUS  CITIBANK ANKARA                                    100,270
 POL         CITIUS  CITIBANK WARSAW-POLAND                             100,000
 KOREA       CITIUS  MINISTRY OF NAT'L DEFENSE                           91,768
 BENE        CITIUS  BEIGISCHE STRYDYRACHTEN                             78,652
 NORW        CITIUS  ANS NEOSOYVEIEN 4                                   77,651
 AUS         CITIUS  CITIBANK - AUSTRIA                                  50,000
 USA         CITIUS  FRITZ COMPANIES, INC.                               49,623
 IMEL        CITIUS  GOVERNMENT OF EQYPT                                 31,500
 IMEL        CITIUS  GOV'T/EGYPT                                         29,906
 KOREA       CITIUS  OFFICE OF SUPPLY                                     2,397
 SPAIN       CRED    CUARTEL GENERAL DE LA                               24,924
 SPAIN       CRED    MINISTERIO DE DEFENSA                               21,731
 SPAIN       CRED    DIRECCION GEN'L DEL PATRIMONIO                      15,578
 SPAIN       CRED    PATRIMONIO DEL ESTADO                               15,578
 SPAIN       CRED    PATRIMONIO DEL ESTADO                               15,578
 SPAIN       CRED    SERVICIO GEOGRAFICO DEL EJERCITO                    10,593
 SPAIN       CRED    INSTITUTO CARTOGRAFICO                               8,987
 SPAIN       CRED    EJERC                                                8,548
 SPAIN       CRED    AYUNTAMIENTO DE CACERES                              7,789
 SPAIN       CRED    GENERALITAT DE CATALUNA                              7,166
 SPAIN       CRED    EJRCITO DEL AIRE                                     6,449
 SPAIN       CRED    MINISTEREO DE DEFENSA                                6,332
 SPAIN       CRED    GOBIERNO VASCO, DPTO                                 6,231
 SPAIN       CRED    MINISTERIO DE DEFENSA                                5,608
 SPAIN       CRED    EJERCITO DELAIRE                                     5,139
 SPAIN       CRED    AYUNTAMIENTO DE BADAJOZ                              4,873
 SPAIN       CRED    MINISTERIO DE DEFENSA                                4,741
 SPAIN       CRED    CUARTEL GEN'L DEL EJERCITO                           4,720
 SPAIN       CRED    UNIVERSIDAD DE VALENCIA                              4,673
 SPAIN       CRED    GENERALITAT DE CATALUNA                              4,661
 SPAIN       CRED    GENERALITAT DE CATALUNA                              4,482
 SPAIN       CRED    MINISTERIO DE DEFENSA                                4,362
 SPAIN       CRED    INSTITUTO GEOGRAFICO NAC'L                           4,270
 SPAIN       CRED    EJERCITO DEL AIRE                                    4,173
 SPAIN       CRED    INSTITUTO GEOGRAFICO (IGN)                           4,045
 SPAIN       CRED    GENERALITAT DE CAPALUNA                              3,967
 SPAIN       CRED    EJERCITO DEL AIRE                                    3,957
 SPAIN       CRED    AYUNTAMIENTO DE CACERES                              3,894
 SPAIN       CRED    DIRECCION GENERAL DEL PATR.                          3,894
 SPAIN       CRED    DIRECCION GENERAL DEL PATR.                          3,894
 SPAIN       CRED    EJERCITO DEL AIRE                                    3,698
 SPAIN       CRED    CUARTEL GENERAL DEL EJER.                            3,232
 SPAIN       CRED    CONSEJERID POLITICA                                  3,116
 SPAIN       CRED    SERVICEO VASCO DE SALVD                              3,116
 SPAIN       CRED    CONSEJERIA DE POLITICA TERRIT.                       3,090
 SPAIN       CRED    DIPUTACION PROVINCIAL                                3,084
 SPAIN       CRED    INSTITUTO GEOGRAFICO NAC'L                           3,072
 SPAIN       CRED    EJERCITO DEL AIRE                                    3,051
 SPAIN       CRED    INSTITUTO CARTOGRAFICO DE CAT.                       3,050
 SPAIN       CRED    INSTITUTO CARTOGRAFICO                               2,971
 SPAIN       CRED    MINISTERIO DE DEFENSA                                2,966
 SPAIN       CRED    EJERCITYO DEL AIRE                                   2,661
 SPAIN       CRED    MINISTERIO DE DEFENSA                                2,492
 SPAIN       CRED    SERVICIO GEOGRAFICO DEL EJERCITO                     2,492
 SPAIN       CRED    SERVICIO VASCO DE SALVD                              2,492
 SPAIN       CRED    CPT - COMUNIDAD DE MADRID                            2,426
 SPAIN       CRED    UNIVERSIDAD POLITENCNICA                             2,337
 SPAIN       CRED    AYUNTAMIENTO DE HOSP.                                2,181
 SPAIN       CRED    CISC                                                 2,141
 SPAIN       CRED    DIRECCION GENERAL DE TRAFICO                         2,112
 SPAIN       CRED    EJERCITO DEL AIRE                                    2,086
 SPAIN       CRED    DIPUTACION DE LA CORUNA                              2,069
 SPAIN       CRED    UNIVERSIDAD DE MURCIA                                2,025
 SPAIN       CRED    GENERALITAT DE CATALUNA                              1,947
 SPAIN       CRED    EJERCITO DEL AIRE                                    1,714
 SPAIN       CRED    MINISTERIO DE DEFENSA                                1,714
 SPAIN       CRED    CONSGJERIA DE POLITICA                               1,587
 SPAIN       CRED    EJERCITYO DEL AIRE                                   1,562
 SPAIN       CRED    INSTITUTO GEOGRAFICO NAC'L                           1,479
 SPAIN       CRED    EJERCITO DEL AIRE                                    1,448
 SPAIN       CRED    GENERALIDAT DE CAPALUNA                              1,432
 SPAIN       CRED    AYUNTAMIENTO DE HOSPITALET                           1,402
 SPAIN       CRED    CONSEJERIA DE POLITICA                               1,387
 SPAIN       CRED    SEVICIO GEOGRAFICO DEL EJERCITO                      1,246
 SPAIN       CRED    CPT-CONUNIDAD DE MADRID                              1,220
 SPAIN       CRED    INSTITUTO GEOGRAFICO NACIONAL                        1,198
 SPAIN       CRED    COMUNIDAD DE MURCIA                                  1,181
 SPAIN       CRED    UNIVERSIDAD POLITECNICA                              1,134
 SPAIN       CRED    AYTO.DE LAS PALMAS                                   1,125
 SPAIN       CRED    EJERCITO DEL AIRE                                    1,123
 SPAIN       CRED    C.P.T. COMUNIDAD DE MADRID                           1,090
 SPAIN       CRED    AYUNTAMIENTO DE GIJON                                1,071
 SPAIN       CRED    DIPUTACION DE LA CORUNA                              1,034
 SPAIN       CRED    AYUNTAMIENTO DE LEGANES                              1,028
 SPAIN       CRED    EJERCITO DEL AIRE                                    1,014
 SPAIN       CRED    M.O.P.T.                                               998
 SPAIN       CRED    AYUNMMIENTO DE LEGANES                                 974
 SPAIN       CRED    INSTITUTO HIDROGRAFICO DE LA                           931
 SPAIN       CRED    AYRO DE HOSPITALIT                                     902
 SPAIN       CRED    MINISTERIO DE DEFENSA                                  857
 SPAIN       CRED    COMUNIDAD FORAL DE NAV.                                840
 SPAIN       CRED    GOBIERNO BALEAR                                        826
 SPAIN       CRED    MINISTERIO OBRAS PUBLICAS                              821
 SPAIN       CRED    INSTITUTO GEOGRAFICO NAC'L                             783
 SPAIN       CRED    CONSEJERIA DE POLITICA                                 779
 SPAIN       CRED    MINISTERIO DE DEFENSA                                  763
 SPAIN       CRED    AYTO TORRENT                                           748
 SPAIN       CRED    AYUNMMIENTO DE LEGANES                                 654
 SPAIN       CRED    AYUNTAMIENTO DE LEGANES                                632
 SPAIN       CRED    MINISTERIO DEFENSA                                     623
 SPAIN       CRED    EJERCITO DEL AIRE                                      562
 SPAIN       CRED    CPT COMUNIDAD DE MADRID                                530
 SPAIN       CRED    INTITUTO GEOGRAFICO NAC'L                              471
 SPAIN       CRED    INSTITUTO GEOGRAFICO                                   468
 SPAIN       CRED    COMUNIDAD AUTONOMA                                     467
 SPAIN       CRED    COMUNIDAD FORAL DE NAV.                                452
 SPAIN       CRED    DIPUTACION DE BARCELONA                                439
 SPAIN       CRED    COMUNIDADDE MADRID                                     403
 SPAIN       CRED    AUUNTAMIENTO DE IRUN                                   398
 SPAIN       CRED    MINISTERIO OBRAS PUBLICAS                              308
 SPAIN       CRED    INSTITUTO GEOGRAFICO                                   269
 SPAIN       CRED    AYUNTAMIENTO DE LEGANES                                243
 SPAIN       CRED    AYUNTAMIENTO DE SIERO                                  132
 SPAIN       CRED    AYUNTAMIENTO DE GIJON                                  126
 IMEL        EBIL    ABV ROCK, SAUDI                                    731,543
 IMEL        EBIL    DIRECTOR GENERAL DEFENSE PROC.                     240,000
 IMEL        EBIL    BURSA WATER & SEWERAGE ADMN                        228,000
 IMEL        EBIL    ABV ROCK, SAUDI                                    133,333
 IMEL        EBIL    GHQ ARMED FORCES, AUB DHA                          130,790
 IMEL        EBIL    BURSA WATER & SEWERAGE ADMN                        100,000
 IMEL        EBIL    TCK GENEL MUDURLUGU                                 75,000
 IMEL        EBIL    ARMED FORCES OPERATIONS, SAUDI                      49,700
 IMEL        EBIL    ARMED FORCES OPERATIONS, SAUDI                      49,233
 IMEL        EBIL    MINISTRY OF DEFENSE, ANKARA                         45,000
 IMEL        EBIL    GOV'T OF ABU DHABI                                  27,248
 IMEL        EBIL    IBN ZAHR, SAUDI                                     26,133
 IMEL        EBIL    RIYADH MUNICIPALITY                                 24,681
 IMEL        EBIL    ETISALAT, ABU DHABI                                 23,151
 IMEL        EBIL    RIYADH WATER & SEWER DEPT                           18,667
 IMEL        EBIL    SHARJAH MUNICIPALITY                                17,694
 IMEL        EBIL    ERDEMIR, T.A.S. ANKARA                              10,000
 IMEL        EBIL    UAE ARMED FORCES                                     8,038
 IMEL        EBIL    DEWA                                                 5,450
 IMEL        EBIL    GOVT OF ABU DHABI                                    4,619
 IMEL        EBIL    SCECO (EAST), SAUDI                                  4,000
 IMEL        EBIL    GOVT OF ABU DHABI                                    3,676
 IMEL        EBIL    RUWAIS FERTILIZER INDUSTRIES                         2,725
 IMEL        EBIL    QATAR NATIONAL BANK                                  2,225
 IMEL        EBIL    ETISALAT, ABU DHABI                                  2,044
 IMEL        EBIL    RIYADH WATER & SEWER DEPT                            1,733
 IMEL        EBIL    GOV'T OF ABU DHABI                                   1,642
 IMEL        EBIL    GOV'T OF ABU DHABI                                   1,635
 IMEL        EBIL    GOVT OF ABU DHABI                                    1,520
 IMEL        EBIL    GOV'T OF ABU DHABI                                     763
 HKONG       HKB     HONG KONG ELECTRIC                                 604,087
 HKONG       HKB     HONG KONG ELECTRIC                                 604,087
 SING        HKB     TELEKOM MALAYSIA BERHAD                            453,187
 SING        HKB     PUBLIC WORKS DEPARTMENT                            214,364
 HKONG       HKB     HONG KONG ELECTRIC                                 118,088
 SING        HKB     PUBLIC WORKS DEPT                                  113,431
 SING        HKB     PUBLIC WORKS DEPARTMENT                             86,576
 APH         HKB     CHINA NATIONAL TECHNICAL                            81,239
 SING        HKB     MINISTRY OF DEFENCE                                 72,102
 APH         HKB     SHANGHAI INTERN'L TENDERING                         50,000
 SING        HKB     IMATERA DIGITAL IMAGE SERV                          48,749
 SING        HKB     PUBLIC WORKS DEPT                                   46,188
 SING        HKB     NAVAL ANALYSIS SUBSYSTEM                            38,130
 HKONG       HKB     HONG KONG ELECTRIC                                  36,393
 SING        HKB     MINISTRY OF THE ENVIRONMENT                         25,548
 SING        HKB     JURONG TOWN CORPORATION                             19,225
 APH         HKB     CMC INT'L TENDERING CO                              19,100
 SING        HKB     JURONG TOWN CORPORATION                             17,563
 SING        HKB     JURONG TOWN CORPORATION                             16,687
 SING        HKB     JURONG TOWN CORPORATION                             11,742
 SING        HKB     MINISTRY OF DEFENCE                                 11,067
 SING        HKB     PETRONAS NASIONAL BERHAD                            11,052
 SING        HKB     PUBLIC WORKS DEPT                                   10,638
 SING        HKB     PORT OF SINGAPORE AUTH.                              9,508
 SING        HKB     MINISTRY OF ENVIRONMENT                              9,375
 SING        HKB     FOSTER WHEELER EASTERN                               9,213
 SING        HKB     MIN. OF THE ENVIRONMENT                              8,864
 SING        HKB     PUBLIC WORKS DEPT                                    8,511
 SING        HKB     MINISTRY OF DEFENSE                                  8,107
 SING        HKB     FOSTER WHEELER EASTERN PRIVATE                       7,034
 SING        HKB     NAVAL ANALYSIS SUBSYSTEM                             6,596
 SING        HKB     MINISTRY OF DEFENSE                                  5,921
 SING        HKB     MINISTRY OF DEFENSE                                  5,868
 SING        HKB     FOSTER WHEELER EASTERN PRIVATE                       5,630
 SING        HKB     LAND TRANSPORT AUTHORITY                             4,451
 SING        HKB     PORT OF SINGAPORE AUTH.                              3,921
 SING        HKB     FOSTER WHEELER EASTERN PRIVATE                       3,758
 SING        HKB     HOUSING & DEV. BOARD                                 3,472
 SING        HKB     PUBLIC WORKS DEPARTMENT                              3,348
 SING        HKB     PUBLIC WORKS DEPARTMENT                              3,003
 SING        HKB     URBAN REDEVELOPMENT AUTH                             2,843
 SING        HKB     PORT OF SINGAPORE AUTH.                              2,837
 SING        HKB     MARITIME & PORT AUTH. OF SING.                       2,470
 SING        HKB     JURONG TOWN CORPORATION                              2,284
 SING        HKB     FOSTER WHEELER EASTERN PRIVATE                       2,092
 SING        HKB     PORT OF SINGAPORE AUTH.                                507
 APH         HSB     CHINA NATIONAL INSTRUMENTS                         418,490
 UK          NATWES  BRISTOL CHAMBER OF COMMERCE                          9,358
 IMEL        NBK     MINISTRY OF DEFENSE, KUWAIT                      2,000,000
 IMEL        NBK     KUWAIT UNIVERSITY                                    6,667
 IMEL        NKU     MINISTRY OF ELECTRIC & WATER                         8,267
 IMEL        NKU     KUWAIT MUNICIPALITY                                  1,533
 IEM         RAB     DISTRICT ARNHEM                                    150,622
 CAN         RBC     ROYAL BANK OF CANADA                             1,015,000
 IMEL        SAB     SAUDI CONSOLIDATED ELEC CO                           7,113
 SWE         SEB     SKANDINAVISKA ENSKILDA BANKEN at 3mm SEK           439,000
 SPAIN       SEG     PATRIMONIO DEL ESTADO                               46,733
 SPAIN       SEG     AYUNTAMIENTO DE SANTO                               13,085
 SPAIN       SEG     DYUNTAMIENTO DE HOSPITALET                          11,683
 SPAIN       SEG     RADIO Y TELEVISION                                   7,020
 SPAIN       SEG     YUNTOIENTO DE SANTA CRUZ                             6,543
 SPAIN       SEG     COMUNIDAD DE MADUD                                   3,583
 SPAIN       SEG     XUNTA DE GALICIA                                     2,804
 SPAIN       SEG     AYUNTAMIENTO DE GVADAGAJORD                          2,337
 SPAIN       SEG     XUNIA DE GALICIA                                     2,337
 SPAIN       SEG     AYUNTAMIENTO DE HOSPIT.                              2,150
 SPAIN       SEG     MINISTERIO DE DEFENSA                                1,869
 SPAIN       SEG     COMUNIDAD DE MADRID                                  1,587
 SPAIN       SEG     AYUNTAMIENTO DE LAS PALMAS                           1,540
 SPAIN       SEG     UNIVER. SEVILLA                                      1,260
 SPAIN       SEG     AYUNNAMIENTO HOSPITALET                              1,184
 SPAIN       SEG     INSTITUTO GEOGRAFICO NACIO                           1,120
 SPAIN       SEG     M.O.P.T.                                               966
 SPAIN       SEG     AYUNTAMIENTO DE LAS                                    935
 SPAIN       SEG     AYUNTAMIENTO DEHOSPITALET                              919
 SPAIN       SEG     AYUNTAMIENTO DE VIGO                                   456
 SPAIN       SEG     AYUNTAMIENTO DE VIGO                                   362
 SPAIN       SEG     AYTO DE ZARAGOZA                                       304
 SPAIN       SEG     DIPUTACION DE LA CORUNA                                265
 SPAIN       SEG     AYUNTAMIENTO DE VIGO                                   125
 SPAIN       SEG     SERVICIO GEOGRAFICO DEL EJE                            116
 TAIW        SINO    MOI                                                  4,001
 TAIW        SINO    TPW                                                  2,001
 TAIW        SINO    TPW/UD                                               1,291
 US          STRUST  SOUTHTRUST BANK                                     10,000
 UK          ULST    INTERGRAPH IRELAND                                 312,500
                                                                     ----------
                                                                     38,862,516

 Borrower (Finova - Unsecured Financing)                                665,000
                                                                     ----------

          TOTAL ALL CATEGORIES                                       39,527,516
                                                                     ==========




                  AIRCRAFT SECURITY AGREEMENT
                  ---------------------------

      THIS AIRCRAFT SECURITY AGREEMENT ("this Agreement"), is entered into as of December 20, 1996 between INTERGRAPH
CORPORATION, a Delaware corporation ("Debtor"), with its chief executive office located at One Madison Industrial Park, Huntsville, Alabama 35894, and FOOTHILL CAPITAL CORPORATION, a California corporation ("Secured Party"), with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, with reference to the following facts:

                            RECITALS
                            --------

     WHEREAS, Debtor and Secured Party have entered into a Loan and Security Agreement, dated as of December 20, 1996 (as amended, restated, modified, renewed, or extended from time to time, the "Loan Agreement");

      WHEREAS, Debtor is the sole owner of the Aircraft described and identified in Schedule 1 attached hereto and incorporated herein by reference, subject only to the liens and rights of Secured Party granted herein. (Unless the context clearly requires otherwise, the term "Aircraft" as used hereinafter shall be deemed to mean the aircraft identified in Schedule 1, together with the engines attached or belonging thereto and any and all components, appliances, equipment, accessories, avionics, instruments, parts, manuals, books and records, and other property installed in, appurtenant to or delivered with or in respect of each such aircraft. Furthermore, capitalized words used herein but not otherwise defined herein shall have the respective meanings assigned to them in the Loan Agreement.);

      WHEREAS, Secured Party wishes to obtain and Debtor wishes to provide Secured Party with security for the repayment of all of the Obligations owing by Debtor to Secured Party (hereinafter collectively referred to as the "Secured Obligations"); and

      WHEREAS, pursuant to the Loan Agreement and as one of the conditions thereof precedent to the obligations of Secured Party under the Loan Agreement, Debtor has agreed to execute and deliver this Agreement to Secured Party.

            GRANT OF SECURITY INTEREST AND MORTGAGE
            ---------------------------------------

      NOW, THEREFORE, in order to secure prompt payment and performance of all present and future Secured Obligations, Debtor does hereby assign and grant a security interest in and mortgage to Secured Party the following described personal property (hereinafter sometimes collectively referred to as the "Mortgaged Property"):

     (1)  The Aircraft identified in Schedule 1;

      (2) All appurtenances, accessions, appliances, spare parts, instruments, avionics, accessories or other equipment or parts related to each Aircraft, whether now or hereafter belonging to Debtor and part of, installed on or attached to any of the Aircraft;

     (3) All property constituting replacements of or additions to any of the property described above, in the event that any such replacements or additions shall become the property of Debtor;

      (4) All right, title and interest of Debtor in and to any lease, rental agreement or charter agreement respecting the Aircraft, including without limitation the right to receive either directly or indirectly from any party or person any rents or other payments due under such agreement(s);

      (5) All log books, records and other documents maintained by Debtor with respect to the foregoing items (1) through (4); and

      (6) All the proceeds and products of the foregoing items (1) through (4), including without limitation, all accounts, instruments, documents, contract rights, general intangibles, money, deposit accounts, goods, inventory, equipment and machinery and other tangible and intangible assets of Debtor arising out of or resulting from the sale or other disposition of any of the foregoing items and the proceeds of such proceeds, and the proceeds of insurance policies issued with respect to the foregoing and with respect to the use and operation of the Aircraft.

      IT IS HEREBY COVENANTED AND AGREED by and between Secured Party and Debtor that the terms, provisions and conditions upon which the Mortgaged Property is to be held and disposed of are as follows:

                           ARTICLE I

               REPRESENTATIONS AND WARRANTIES AND
               ----------------------------------
                      COVENANTS OF DEBTOR
                      -------------------

Section 1.1  - Title to Mortgaged Property

          Debtor represents and warrants that it has good and clear title to the Mortgaged Property free of all Liens, other than Permitted Liens.

                           ARTICLE 2

                 EVENTS OF DEFAULT AND REMEDIES
                 ------------------------------

Section 2.1  - Rights and Remedies Upon Default

     Upon the occurrence and during the continuance of any Event of Default, Secured Party shall have the right, to the extent provided under the Loan Agreement, to declare all or any portion of the Secured Obligations immediately due and payable and to terminate any commitment by Secured Party to make Revolving Advances or to issue L/Cs or L/C Guaranties to Debtor under the Loan Agreement. Secured Party shall have all other rights, powers, privileges and remedies available to a secured party under the UCC, at law or in equity, or otherwise.


Section 2.2  - Exercise of Remedies

          Each right, power and remedy herein granted Secured Party is cumulative and in addition to every other right, power and remedy herein specifically given or now or hereafter existing under or by virtue of the provisions of any other agreement between Debtor and Secured Party or in equity, at law or by virtue of statute or otherwise. No failure to exercise, and no delay in exercising, any right, power or remedy held by Secured Party hereunder or otherwise, shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy held hereunder or otherwise, preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

Section 2.3  - Replacements and Additions

           Secured Party acknowledges that Debtor may, from time to time, replace portions, repair, or make additions to, the Aircraft, provided that the value of such Aircraft is not thereby impaired. Any such replacement property or additions which may become the property of Debtor shall immediately upon the acquisition thereof be and become subject to the lien of the security interest and mortgage created, granted and conveyed pursuant to this Agreement. Debtor shall execute such documents as are reasonably necessary to grant to Secured Party a security interest in or perfect Secured Party's security interest in said replacements or additions.

                           ARTICLE 3

                    MISCELLANEOUS PROVISIONS
                    ------------------------

Section 3.1  - Entire Agreement

           This Agreement constitutes the entire understanding between the parties with respect to the subject matter hereof. This Agreement cannot be changed or terminated orally.

Section 3.2  - Notices

          Unless otherwise specifically provided in this Agreement, any notice or other communication relating to this Agreement or any other agreement entered into in connection therewith shall be in writing and shall be personally delivered or sent by registered or certified mail, postage prepaid, return receipt requested, or by prepaid telex, TWX, telefacsimile, or telegram (with messenger delivery specified) to Debtor or to Secured Party in the manner set forth in the Loan Agreement

Section 3.3  - Loan Document

          This Agreement is a Loan Document.


      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the day and year first written above.



                             INTERGRAPH CORPORATION,
                             a Delaware corporation


                             By
                               ------------------------------------
                             Title:
                                   --------------------------------

                             FOOTHILL CAPITAL CORPORATION,
                             a California corporation


                             By
                               ------------------------------------
                             Title:
                                   --------------------------------


           SCHEDULE 1 TO AIRCRAFT SECURITY AGREEMENT
           -----------------------------------------

          This Schedule 1 is attached to and incorporated by reference into that certain Aircraft Security Agreement (the "Agreement"), dated as of December 20, 1996, between INTERGRAPH CORPORATION ("Debtor") and FOOTHILL CAPITAL CORPORATION ("Secured Party").

          In accordance with the terms and conditions of the Agreement, Debtor hereby assigns and grants a security interest in and mortgages to Secured Party the following Aircraft:


1.                                AIRCRAFT MAKE AND MODEL:
                                  -----------------------
                                  British Aerospace, Model HS125 Series F400B

       MANUFACTURER'S SERIAL NUMBER:   25270
       ----------------------------

       U.S. FAA REGISTRATION NUMBER:   N270AV
       ----------------------------

       ENGINES                              Allied Signal
       -------                              model TSE 731-3R-1H
                                            serial numbers:  P84419, P84422





                          EXHIBIT  C-1
                (Form of Compliance Certificate)


                   [on Borrower's letterhead]


To:  Foothill Capital Corporation
     11111 Santa Monica Boulevard, Suite 1500
     Los Angeles, California 90025-3333
     Attn: Business Finance Division Manager


          Re:  Compliance Certificate dated ____________, 199__

Ladies and Gentlemen:

          Reference is made to that certain Loan and Security Agreement, dated as of December 20, 1996 (as the same may from time to time be amended, modified, supplemented or restated, the "Loan Agreement") between Intergraph Corporation, a Delaware corporation ("Borrower") and Foothill Capital Corporation ("Foothill"). The initially capitalized terms used in this Compliance Certificate have the meanings set forth in the Loan Agreement unless specifically defined herein.

          Pursuant to Section 6.3 of the Loan Agreement, the undersigned officer of Borrower hereby certifies that:

          1.   The financial information of Borrower furnished in
Schedule 1 attached hereto, has been prepared in accordance with GAAP (except for year-end adjustments and the lack of footnotes, in the case of financial statements delivered under Section 6.3(a) of the Loan Agreement) and fairly presents the financial condition of Borrower.

          2. Such officer has reviewed the terms of the Loan Agreement and has made, or caused to be made under his/her supervision, a review in reasonable detail of the transactions and condition of Borrower during the accounting period covered by financial statements delivered pursuant to Section 6.3 of the Loan Agreement.

          3. Such review has not disclosed the existence on and as of the date hereof, and the undersigned does not have knowledge of the existence as of the date hereof of any event or condition that constitutes a Default or Event of Default, except for such conditions or events listed on Schedule 2 attached hereto, specifying the nature and period of existence thereof and what action Borrower has taken, is taking or proposes to take with respect thereto.

          4. Borrower is in timely compliance with all representations, warranties, and covenants set forth in the Loan Agreement and the other Loan Documents, except as set forth on
Schedule 2 attached hereto. Without limiting the generality of the foregoing, Borrower is in compliance with the covenants contained in Sections 7.20 and 7.21 of the Loan Agreement as demonstrated on
Schedule 3 hereof.


          IN WITNESS WHEREOF, this Compliance Certificate is
executed by the undersigned this _____ day of _______________,
________.


                              Intergraph Corporation,
                              a Delaware corporation



                              By: ________________________
                              Name:
                              Title:

                           SCHEDULE 1
                           ----------

                   (INTENTIONALLY LEFT BLANK)


                           SCHEDULE 2
                           ----------

                   (INTENTIONALLY LEFT BLANK)


                           SCHEDULE 3
                           ----------

1.   Current Ratio.

     (a) The ratio of Borrower's Consolidated Current Assets divided by Consolidated Current Liabilities, as of the last day of the fiscal quarter ending ___________, 19__, is calculated as follows:

         (i)  Consolidated Current Assets of Borrower:
                                                       $_________________

         (ii) Consolidated Current Liabilities of Borrower:

                                                       $_________________


Item (i) divided by Item (ii):                     ________ : 1.0


     (b)  The ratio set forth above [is/is not] less than [_______]: 1.0.

2.   Minimum Net Worth.

     (a) The Net Worth of Borrower, as of the last day of the fiscal quarter ending ___________, 19__, is calculated as follows:

          (i)  Borrower's total stockholder equity:

                                                       $_________________


Item (i)
(= Net Worth):                                         $_________________


     (b)  The Net Worth set forth above [is/is not] less than [$___________].



4.   Capital Expenditures.

     (a) The aggregate amount of capital expenditures made or committed to be made to date in the current fiscal year is $________________.

     (b) The aggregate amount set forth above [is/is not] in excess of [$_______________].



                  COPYRIGHT SECURITY AGREEMENT


      This COPYRIGHT SECURITY AGREEMENT (this "Agreement"), dated as of December 20, 1996 is made by INTERGRAPH CORPORATION, a Delaware corporation ("Debtor"), in favor of FOOTHILL CAPITAL
CORPORATION, a California corporation ("Secured Party").

                            RECITALS

       A. Debtor and Secured Party have entered into that certain Loan and Security Agreement, dated as of the date hereof (as amended, modified, renewed or extended from time to time, the "Loan Agreement"), pursuant to which Secured Party has agreed to make certain financial accommodations to Debtor, and Debtor has granted to Secured Party a security interest in (among other things) certain of the general intangibles of Debtor.

       B. Pursuant to the Loan Agreement and as one of the conditions precedent to the obligations of Secured Party under the Loan Agreement, Debtor has agreed to execute and deliver this Agreement to Secured Party for filing with the United States Copyright Office and with any other relevant recording systems in any domestic or foreign jurisdiction, and as further evidence of and to effectuate Secured Party's existing security interests in the copyrights and other general intangibles described herein.

                           ASSIGNMENT

          NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which is hereby acknowledged, Debtor hereby agrees in favor of Secured Party as follows:

          II.  Definitions; Interpretation.

               A. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

          "Copyright Collateral" has the meaning set forth in Section 2.

          "Copyrights" has the meaning set forth in Section 2.

          "Lien" means any pledge, security interest, assignment, charge or encumbrance, lien (statutory or other), or other prefer ential arrangement (including any agreement to give any security interest).

          "Secured   Obligations"   means   all   liabilities,
obligations, or undertakings owing by Debtor to Secured Party of any kind or description arising out of or outstanding under, advanced or issued pursuant to, or evidenced by the Loan Agreement, the other Loan Documents, or this Agreement, irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, voluntary or involuntary, whether now existing or hereafter arising, and including all interest (including interest that accrues after the filing of a case under the Bankruptcy Code) and any and all costs, fees (including attorneys fees), and expenses which Debtor is required to pay pursuant to any of the foregoing, by law, or otherwise.

          "UCC" means the Uniform Commercial Code as in effect from time to time in the State of California.

          "United States" and "U.S." each mean the United States of America.

               B. Terms Defined in UCC. Where applicable and except as otherwise defined herein, terms used in this Agreement shall have the meanings ascribed to them in the UCC.

               C. Interpretation. In this Agreement, except to the extent the context otherwise requires:

                    (i) Any reference to a Section or a Schedule is a reference to a section hereof, or a schedule hereto, respectively, and to a subsection or a clause is, unless otherwise stated, a reference to a subsection or a clause of the Section or subsection in which the reference appears.

                   (ii) The words "hereof," "herein," "hereto," "hereunder" and the like mean and refer to this Agreement as a whole and not merely to the specific Section, subsection, paragraph or clause in which the respective word appears.

                  (iii)  The meaning of defined terms shall
     be equally applicable to both the singular and plural forms of the terms defined.

                   (iv)  The words "including," "includes"  and
     "include"  shall  be  deemed to be  followed  by  the  words
     "without limitation."

                    (v)  References  to  agreements  and  other
     contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto.

                   (vi)  References to statutes or  regulations
     are   to  be  construed  as  including  all  statutory   and
     regulatory provisions consolidating, amending or replacing the statute or regulation referred to.

                  (vii)  Any captions and headings are  for
     convenience of reference only and shall not affect the construction of this Agreement.

                 (viii)  Capitalized words  not  otherwise
     defined herein shall have the respective meanings ascribed to them in the Loan Agreement.

                   (ix)  In  the  event of  a  direct  conflict
between the terms and provisions of this Agreement and the Loan Agreement, it is the intention of the parties hereto that both such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of the Loan Agreement shall control and govern; provided, however, that the inclusion herein of additional obligations on the part of Debtor and supplemental rights and remedies in favor of Secured Party (whether under California law or applicable federal law), in each case in respect of the Copyright Collateral, shall not be deemed a conflict with the Loan Agreement.

          III. Security Interest.

               A. Assignment and Grant of Security. As security for the payment and performance of the Secured Obligations, Debtor hereby grants, assigns, transfers and conveys to Secured Party a continuing security interest in all of Debtor's right, title and interest in, to and under the following property, whether now existing or hereafter acquired or arising or in which Debtor now has or hereafter acquires or develops an interest and wherever the same may be located (the "Copyright Collateral"):

                    (i) all copyrights, rights, titles and interests in and to published and unpublished works of authorship that Debtor owns or uses in its business or will in the future adopt and so use,  and all  copyrights in any original or derivative works of authorship and all works protectable by copyright that are presently, or  in the future may be, owned, created, authored (as a work for hire), acquired or used (whether pursuant to a license or otherwise)  by
Debtor, in whole or in part (collectively, the "Copyrights"), all
copyright    registrations   and   applications   for   copyright
registration that have heretofore been or may hereafter be issued thereon  or  applied for in the United States or  throughout  the
world,    including   registrations,   recordings,   supplemental
registrations  and pending applications for registration  in  the
United  States Copyright Office (the "Registrations"), all common law  and  other  rights in and to the Copyrights  throughout  the
world,  including  all  copyright  licenses  (collectively,   the
"Copyright  Rights"),  and all renewals and  extensions  thereof, throughout the world, including all proceeds thereof (such as, by way  of  example  and  not by limitation, license  royalties  and
proceeds  of  infringement  suits),  the  right  (but   not   the
obligation) to renew and extend such Copyrights, Registrations and Copyright Rights and to register works protectable by copyright and the right (but not the obligation) to sue or bring opposition or cancellation proceedings in the name of Debtor or in the name of Secured Party for past, present and future infringements or violations of the Copyrights, Registrations and Copyright Rights, and recover damages for past, present and future infringements or violations thereof, and all rights corresponding thereto throughout the world, including:

                          (A)   all of Debtor's right, title  and
          interest in and to all copyrights or rights or interests in copyrights registered or recorded in the United States Copyright Office, including the Registrations listed on Schedule A attached hereto, as the same may be amended or supplemented pursuant hereto from time to time;

                          (B)   all of Debtor's right, title  and
          interest in and to all renewals and extensions of any such copyrights, including renewals or extensions of the Registrations listed on Schedule A attached hereto, that may be secured under the law now or hereafter in force and effect;

                          (C)   all of Debtor's right, title  and
          interest to make and exploit all derivative works based on or adopted from all works covered by any of the Copyright Collateral; and

                          (D)   all of Debtor's right, title  and
          interest pursuant to or under licensing or other contracts in favor of Debtor pertaining to copyrights and works protectable by copyright presently or in the future owned or used by third parties;

                   (ii) all inventions, designs, patents, patent applications, registrations, trade secrets, proprietary rights, corporate or other business records, computer programs, source codes, object codes, data bases and all other intangible personal property at any time used in connection with the businesses of Debtor
(referred to herein as "Proprietary Rights");

                  (iii) all general intangibles (as defined in the UCC) and all intangible intellectual or other similar property of Debtor of any kind or nature, whether now owned or hereafter acquired or developed, associated with or arising out of any of the Copyrights, Registrations, Copyright Rights or Proprietary Rights and not otherwise described above; and

                   (iv) all proceeds of any and all of the foregoing Copyright Collateral (including license royalties, rights to payment, accounts receivable and proceeds of infringement suits)  and,  to the  extent not otherwise included, all payments under  insurance
(whether or not Secured Party is the loss payee thereof)  or  any indemnity,  warranty or guaranty payable by  reason  of  loss  or damage  to  or otherwise with respect to the foregoing  Copyright
Collateral.  For purposes of this Agreement, the term  "proceeds"
includes  whatever  is  receivable  or  received  when  Copyright
Collateral  or proceeds are sold, licensed, collected,  exchanged or  otherwise disposed of, whether such disposition is  voluntary or  involuntary, and includes, without limitation, all rights  to
payment,  including  returned  premiums,  with  respect  to   any
insurance relating thereto.

               B. Certain Exclusions from Grant of Security Interest. Anything in this Agreement and the other Loan Documents to the
contrary   notwithstanding,  the  foregoing  grant,   assignment,
transfer, and conveyance of a security interest shall not  extend to, and the term "Copyright Collateral" shall not include, any item of Copyright Collateral described in Section 2(a) above that is now or hereafter held by Debtor as licensee or otherwise, solely in the event and to the extent that: (i) as the proximate
result   of   the  foregoing  grant,  assignment,  transfer,   or
conveyance of a security interest, Debtor's rights in or with respect to such item of Copyright Collateral would be forfeited or would become void, voidable, terminable, or revocable, or if Debtor would be deemed to have breached, violated, or defaulted the  underlying license or other agreement that governs such item of Copyright Collateral pursuant to the restrictions in the underlying license or other agreement that governs such item of
Copyright  Collateral;  (ii)  any  such  restriction   shall   be
effective and enforceable under applicable law, including Section 9318(4) of the Code; and (iii) any such forfeiture, voidness, voidability, terminability, revocability, breach, violation, or default cannot be remedied by Debtor using its best efforts (but without any obligation to make any material expenditures of money or to commence legal proceedings); provided, however, that the foregoing grant, assignment, transfer, and conveyance of security interest shall extend to, and the term "Copyright Collateral" shall include, (y) any and all proceeds of such item of Copyright Collateral to the extent that the assignment or encumbering of such proceeds is not so restricted, and (z) upon any such licensor or other applicable party's consent with respect to any such otherwise excluded item of Copyright Collateral being obtained, thereafter such item of Copyright Collateral as well as any proceeds thereof that might theretofore have been excluded from such grant, assignment, transfer, and conveyance of a security interest and the term "Copyright Collateral."

               C. Continuing Security Interest. Debtor agrees that this Agreement shall create a continuing security interest in the
Copyright   Collateral  which  shall  remain  in   effect   until
terminated in accordance with Section 17.

               D. Incorporation into Loan Agreement.  This Agreement
shall be fully incorporated into the Loan Agreement and all understandings, agreements and provisions contained in the Loan Agreement shall be fully incorporated into this Agreement.
Without   limiting   the  foregoing,  the  Copyright   Collateral
described  in  this  Agreement  shall  constitute  part  of   the
Collateral in the Loan Agreement.

               E. Licenses. Anything in the Loan Agreement or this Agreement to the contrary notwithstanding, Debtor may grant non-exclusive licenses of the Copyright Collateral (subject to the security interest (if any) of Secured Party therein) in the ordinary course of business consistent with past practice.


          IV. Representations and Warranties. Debtor represents and warrants to Secured Party and for the benefit of Secured Party the following:

               (a) True and Complete List. Set forth in Schedule A is a true and complete list of all Copyrights, Registrations in the
United   States   Copyright   Office,   and   applications    for
Registrations  in  the United States Copyright  Office  owned  by
Debtor or held (whether pursuant to a license or otherwise) or used in conducting its business, in whole or in part;

               (b) Powers. Debtor has full power, authority and legal right to pledge and to grant to Secured Party a security interest in all of the Copyright Collateral pursuant to this Agreement, and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person except as already obtained;

               (c) Validity. Each of the Copyrights referred to in Schedule A is valid, subsisting and enforceable, and Debtor has properly complied with all applicable statutory and regulatory requirements, including all notice requirements, in connection with each of such Copyrights, and, except as set forth on
Schedule 5.10 to the Loan Agreement, no claim has been made that the use of any of such Copyrights does or may infringe or otherwise violate the rights of any third Person;

               (d) Title. Debtor has rights in and good title to the Copyright Collateral shown on the schedules hereto as being owned by it, is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to such Copyright Collateral, free and clear of any Liens (other than Liens in favor of Secured Party), including pledges, agreements, licenses, registered user agreements and covenants by Debtor not to sue third Persons; for any Copyright Collateral for which Debtor is either a licensor or a licensee pursuant to a license or licensing agreement regarding such Copyright Collateral, each such license or licensing agreement is in full force and effect, Debtor is not in default of any of its obligations thereunder and other than the parties to such licenses or licensing agreements, no other Person has any rights in or to any of such Copyright Collateral;

               (e) No Violation. The execution, delivery and performance by Debtor of this Agreement do not violate any provision of law or the articles of incorporation or by-laws of Debtor or result in a breach of or constitute a default under any contract, obligation, indenture or other instrument to which Debtor is a party or by which Debtor may be bound;

               (f) Authorization. This Agreement has been duly authorized, executed and delivered, and constitutes a legal, valid and binding agreement of Debtor enforceable in accordance with its terms; and

               (g) Secrecy. Debtor has taken and will continue to take all reasonable steps to protect the secrecy of all trade secrets relating to any of its unpublished Copyright Collateral and its Proprietary Rights.

          V. Covenants.   Debtor  covenants  that  so  long   as   this
Agreement shall be in effect, Debtor shall:
               (a) Further Acts. On a continuing basis, make, execute, acknowledge and deliver, and file and record in the proper filing
and   recording  places,  all  such  instruments  and  documents, including appropriate financing and continuation statements and security agreements, and take all such action as reasonably may be necessary or advisable or reasonably may be requested by Secured Party to carry out the intent and purposes of this Agreement, or for assuring, confirming or protecting the grant or perfection of the security interest granted or purported to be granted hereby, to ensure Debtor's compliance with this Agreement or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to the Copyright Collateral. Without limiting the generality of the foregoing sentence,
Debtor:

               (i) authorizes Secured Party in its sole discretion after ten
          (10) days prior notice to Debtor, to modify this Agreement without first obtaining Debtor's approval of or signature to such modification by amending Schedule A hereof to include a reference to any right, title or interest in any existing Copyright, Registration or Copyright Right or any Copyright, Registration or Copyright Right acquired or developed by Debtor after the execution hereof, or to delete any reference to any right, title or interest in any Copyright, Registration or Copyright Right in which Debtor no longer has or claims any right, title or interest; and

                (ii) hereby authorizes Secured Party, in its sole discretion, to file one or more financing or continuation statements, and after ten (10) days prior notice to Debtor, amendments thereto, relative to all or any portion of the Copyright Collateral without the signature of Debtor where permitted by law;

               (b) Compliance with Law. Comply, in all material respects, with all applicable statutory and regulatory requirements in connection with any and all of the Copyright Collateral  that  is the  subject  of  the  Registrations  and  give  such  notice  of
copyright,   prosecute   such   material   claims,   keep    such
confidentiality and do all other acts and take all other measures which  may  be  necessary or desirable to preserve,  protect  and maintain  such  Copyright Collateral and all of  Debtor's  rights therein,  including  diligently prosecute any material  copyright
application  pending  as  of  the  date  of  this  Agreement   or
thereafter;

               (c) Compliance with Agreement. Comply with each of the terms and provisions of this Agreement, and not enter into any
agreement   (for   example,  a  license   agreement)   which   is
inconsistent with the obligations of Debtor under this Agreement without Secured Party's prior written consent; and

               (d) Lien Protection. Not permit the inclusion in any contract to which Debtor becomes a party of any provision that could or might impair or prevent the creation of a security interest in favor of Secured Party in Debtor's rights and interest in any property included within the definitions of the Copyrights, Registrations and Copyright Rights acquired under such contracts.

          VI. New Copyrights, Registrations and Copyright Rights.  If
Debtor   shall  obtain  rights  to  or  develop  any  new   works
protectable  by copyright, or become entitled to the  benefit  of
any   Copyright   Rights,   Registration   or   application   for
Registration not described on the schedules hereto, or any renewals or extension of any Copyright, Copyright Rights or
Registration,   the   provisions   of   this   Agreement    shall
automatically apply thereto. Debtor shall give Secured Party written notice (a) of any such work or such rights of material value to Debtor or the operation of its businesses and (b) any such Registration, applications for Registration or renewal or extension of any Copyright. Concurrently with or promptly after the filing of an application for any Registration for any Copyright, Debtor shall execute and deliver a Copyright Security Agreement substantially in the form of this Agreement and otherwise in form and substance satisfactory to the Secured Party, pursuant to which Debtor shall grant and reaffirm its grant of a security interest to the extent of its interest in such Registration as provided herein to Secured Party, and Debtor shall cause such agreement to be recorded in the offices and jurisdictions indicated by Secured Party.

          VII. Copyright Registration, Renewal and Litigation.

               (a) Registration. Debtor shall have the duty diligently to make any application for Registration on any existing or future
unregistered  but  copyrightable  works  that  are  material   to
Debtor's business or operations and to do any and all acts  which are  reasonably  necessary or desirable to  preserve,  renew  and
maintain   all  rights  in  all  Copyrights,  Registrations   and
Copyright  Rights; provided, however, that Debtor  shall  not  be obligated  to  renew any Copyrights, Registrations  or  Copyright
Rights  covering any products that Debtor has not sold,  licensed or used in its business for the previous five (5) years and which are of nominal commercial value or covering any products that are
immaterial   to  Debtor's  business  operations.   Any   expenses
incurred in connection therewith shall be borne solely by Debtor.
Except as otherwise permitted in this Section 6(a), Debtor shall not do any act or omit to do any act whereby any of the Copyright
Collateral may become abandoned or fall into the public domain or fail to renew any Copyright, Registration or Copyright Right owned by Debtor without the prior written consent of Secured
Party.

               (b) Protection. Except as provided in Section 8 and notwithstanding Section 1, Debtor shall have the right and obligation to commence and diligently prosecute in its own name, as real party in interest, for its own benefit and at its own
expense,   such   suits,  proceedings  or   other   actions   for
infringement or other damage as are in its reasonable business judgment necessary to protect the Copyright Collateral or any of Debtor's rights therein. Debtor shall provide to Secured Party any information with respect thereto requested by Secured Party. Secured Party shall provide at Debtor's expense all necessary cooperation in connection with any such suit, proceeding or action including joining as a nominal party if Secured Party shall have been satisfied that it is not incurring any risk of liability because of such joinder. Debtor shall provide at its expense representation acceptable to Secured Party for the common interest of Debtor and Secured Party with respect to such proceedings.

               (c) Notice. Debtor shall, promptly upon its becoming aware thereof, notify Secured Party in writing of the institution of, or  any  adverse  determination in, any proceeding,  application, suit or action of any kind described in Section 6(a) or 6(b),  or regarding  Debtor's claim of ownership in any of the  Copyrights,
Registrations  or  Copyright Rights, its right  to  register  the same,  or  its  right  to  keep and maintain  such  registration, whether  before the United States Copyright Office or any  United
States  or  foreign court or governmental agency.   Debtor  shall
provide promptly to Secured Party any information with respect thereto requested from time to time by Secured Party.

          VIII. Events of Default. The occurrence of any "Event of Default" under the Loan Agreement or any other Loan Document shall constitute an Event of Default hereunder.

          IX. Remedies.    Following  the  occurrence  and  during   the
continuation of an Event of Default, Secured Party shall have all rights and remedies available to it under the Loan Agreement  and the  other  Loan Documents and applicable law (which  rights  and remedies  are cumulative) with respect to its security  interests in  any  of  the  Copyright Collateral or any  other  collateral.
Debtor agrees that such rights and remedies include the right  of
Secured Party as a secured party to sell or otherwise dispose  of its  collateral  after default, pursuant to  UCC  Section  9-504.
Debtor  agrees  that Secured Party shall at all times  have  such royalty  free licenses, to the extent permitted by law,  for  any
Copyright,  Copyright Rights, Proprietary  Right  and  any  other
Copyright  Collateral that is reasonably necessary to permit  the exercise  of  any of Secured Party's rights or remedies  upon  or after  the occurrence of (and during the occurrence of) an  Event of  Default  with  respect to (among other things)  any  tangible asset  of  Debtor in which Secured Party has a security interest, including  Secured Party's rights to sell inventory,  tooling  or packaging  which  is  acquired  by  Debtor  (or  its  successors, permitted  assignees, or trustee in bankruptcy).  In addition  to and  without  limiting any of the foregoing, upon the  occurrence and  during the continuance of an Event of Default, Secured Party shall  have the right but shall in no way be obligated  to  bring suit,  or  to  take  such  other action as  Secured  Party  deems necessary  or advisable, in the name of Debtor or Secured  Party, to  enforce  or  protect  any Copyright, Registration,  Copyright
Right  or Proprietary Right, and any license thereunder, in which event  Debtor shall, at the request of Secured Party, do any  and all  lawful  acts and execute any and all documents  required  by
Secured  Party  in aid of such enforcement.  To the  extent  that
Secured  Party  shall  elect not to bring  suit  to  enforce  any
Copyright, Registration, Copyright Rights, Proprietary Right,  or
any  license  thereunder, Debtor agrees  to  use  all  reasonable measures  and  its  diligent efforts, whether  by  action,  suit,
proceeding   or   otherwise,   to   prevent   the   infringement,
misappropriation  or  violation thereof by others  and  for  that purpose  agrees  diligently  to  maintain  any  action,  suit  or
proceeding   against  any  Person  necessary  to   prevent   such
infringement, misappropriation or violation.

          X. Authorization. If Debtor fails to comply with any of its obligations hereunder, Secured Party may do so in Debtor's name or in Secured Party's name, but at Debtor's expense, and Debtor hereby agrees to reimburse Secured Party in full upon demand for all expenses, including attorneys fees, incurred by Secured Party in protecting, defending and maintaining any of the Copyright Collateral or any right, title or interest of Debtor or Secured Party therein. Debtor hereby appoints Secured Party, and
authorizes,   directs  and  empowers  Secured  Party   to   make,
constitute and appoint any officer or agent of Secured Party as Secured Party may select, in its exclusive discretion, as the true and lawful attorney-in-fact of Debtor, with the power, if Debtor refuses or fails to do so timely, (a) to execute in the name of Debtor any financing statement or other instrument and any modification, supplement or amendment to this Agreement or
any  supplemental  Copyright  Security  Agreement  described   in
Sections 4(a) or 5 hereof, and do such other acts on Debtor's behalf, that Secured Party reasonably may deem necessary or advisable to accomplish the purposes hereof, and (b) upon and after the occurrence and continuation of any Event of Default,
(i) to endorse Debtor's name on all applications, documents, papers and instruments reasonably necessary for Secured Party to use any of the Copyright Collateral, and (ii) to grant or issue any exclusive or nonexclusive license under any of the Copyright Collateral to anyone else, or as may be reasonably necessary for Secured Party to assign, pledge, convey or otherwise transfer title in or dispose of any of the Copyright Collateral or any other collateral to anyone else. Debtor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue
hereof.   This power of attorney is coupled with an interest  and
is irrevocable until termination of this Agreement.

          XI. Notices. All notices and other communications hereunder to or from Secured Party and Debtor shall be in writing and shall be mailed, sent or delivered in accordance with the Loan Agreement.

          XII. GOVERNING   LAW  AND  VENUE;  JURY  TRIAL  WAIVER.    THIS
AGREEMENT  SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE  WITH
THE  LAWS  OF THE STATE OF CALIFORNIA, EXCEPT TO THE EXTENT  THAT
THE  VALIDITY  OR  PERFECTION  OF  THE  ASSIGNMENT  AND  SECURITY
INTERESTS  HEREUNDER IN RESPECT OF ANY PROPERTY ARE  GOVERNED  BY
FEDERAL  LAW, IN WHICH CASE SUCH CHOICE OF CALIFORNIA  LAW  SHALL
NOT  BE  DEEMED  TO  DEPRIVE SECURED PARTY  OF  SUCH  RIGHTS  AND
REMEDIES AS MAY BE AVAILABLE UNDER FEDERAL LAW.  THE VALIDITY  OF
THIS    AGREEMENT,   ITS   CONSTRUCTION,   INTERPRETATION,    AND
ENFORCEMENT,  AND  THE  RIGHTS OF THE  PARTIES  HERETO  SHALL  BE
DETERMINED  UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE  WITH
THE  LAWS OF THE STATE OF CALIFORNIA. THE PARTIES AGREE THAT  ALL
ACTIONS  OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT
SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS
LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA OR,  AT
THE  SOLE  OPTION OF SECURED PARTY, IN ANY OTHER COURT  IN  WHICH
SECURED  PARTY SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS  AND
WHICH  HAS  SUBJECT  MATTER  JURISDICTION  OVER  THE  MATTER   IN
CONTROVERSY.   DEBTOR  AND SECURED PARTY WAIVES,  TO  THE  EXTENT
PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT
THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE
EXTENT  ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION
11.

                DEBTOR AND SECURED PARTY HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. DEBTOR AND SECURED PARTY REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

          XIII. Entire Agreement; Amendment. This Agreement, together with the Schedules and Exhibits hereto, which are incorporated herein by this reference, contains the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior drafts and communications relating to such subject matter. Neither this Agreement nor any provision hereof may be modified, amended or waived except by the written agreement of the parties, as provided in the Loan Agreement. Notwithstanding the foregoing, Secured Party may re-execute this Agreement, modify, amend or supplement the Schedules hereto or execute a supplemental Copyright Security Agreement, as provided herein, and the terms of any such modification, amendment, supplement or supplemental Copyright Security Agreement shall be deemed to be incorporated herein by this reference.

          XIV. Severability. If one or more provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect in any jurisdiction or with respect to any party, such invalidity, illegality or unenforceability in such jurisdiction or with respect to such party shall, to the fullest extent permitted by applicable law, not invalidate or render illegal or unenforceable any such provision in any other jurisdiction or with respect to any other party, or any other provisions of this Agreement.

          XV. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

          XVI. Loan Agreement. Debtor acknowledges that the rights and remedies of Secured Party with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Loan Agreement, the applicable Security Agreement, and the other Loan Documents and all such rights and remedies are cumulative.

          XVII. No Inconsistent Requirements. Debtor acknowledges that this Agreement and the other Loan Documents may contain
covenants  and  other  terms  and  provisions  variously   stated
regarding the same or similar matters, and Debtor agrees that all such covenants, terms and provisions are cumulative and all shall be performed and satisfied in accordance with their respective terms.

          XVIII. Termination. Upon the satisfaction in full of all Secured Obligations, this Agreement shall terminate and Secured Party shall execute and deliver such documents and instruments and take such further action reasonably requested by Debtor and at Debtor's expense as shall be necessary to evidence termination of the security interest granted by Debtor to Secured Party hereunder.
           IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.


                              INTERGRAPH CORPORATION
                              a Delaware corporation



                              By:
                                 --------------------------
                              Title:
                                    -----------------------


                              FOOTHILL CAPITAL CORPORATION,
                              a California corporation



                              By:
                                 --------------------------
                              Title:
                                    -----------------------
STATE OF CALIFORNIA      )
                         )  ss
COUNTY OF LOS ANGELES         )


              On January __, 1997, before me, ______________________________, Notary Public, personally appeared ______________________________, personally known  to  me
(or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


               -------------------------
               Signature

[SEAL]


STATE OF CALIFORNIA      )
                         )  ss
COUNTY OF LOS ANGELES         )


              On January __, 1997, before me, ______________________________, Notary Public, personally appeared ______________________________, personally known  to  me
(or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


               -------------------------
               Signature

[SEAL]

                      SCHEDULE A
          to the Copyright Security Agreement


                   [TO BE ATTACHED]



                     	SCHEDULE A

               United States Copyright
           Applications and Registrations
           ------------------------------

United States
Reg. No.       Title                                Reg. Date
--------       -----                                ---------

TX3763938      MGE PC-1 1.4                         March 17, 1994

TX3727896      DRAFTWORKS 1.3                       August 18, 1993

TX3727895      MGE project viewer 1.0               August 18, 1993

TX665498       MGE GRID analyst 1.0                 July 26, 1993

TX3653674      DM/librarian                         July 26, 1993

TX3606160      Siteworks 1.4                        August 18, 1993

TX3627540      Frameworks 1.6                       August 20, 1993

TX3633622      Designworks 1.2                      August 2, 1993

TX3608627      MGE grid analyst-PC 1.0              July 26, 1993

TX3153602      DMANDS/View and                      September 23, 1991
               redline WS 2.3.0.6

TX3156805      DMANDS sponsor                       September 20, 1991
               2.3.0.6

TX3151822      DMANDS view and                      September 20, 1991
               Redline PC 2.3.0.6

TX3151818      DMANDS manager 2.3.0.6               September 20, 1991

TX3150481      Intergraph network file              September 18, 1991
               manager 2.2

TX3129627      Project layout 3.4                   June 5, 1991

TX3140594      HiLib PLD:  HILIB-PLD                April 4, 1991
               1.0; LHIPLD
United States
Reg. No.       Title                                Reg. Date
--------       -----                                ---------

TX3132928      MGA (microstation                    June 18, 1991
               graphic environment analyst):
               MGE analyst 2.02.03.01

TX3104170      Facilities rulebased                 June 14, 1991
               application model management
               environment 2.2

TX3138321      Intergraph finite element            August 21, 1991
               modeling 1.4.3

TX3101682      Tigris mapper 2.2.1.7;               April 2, 1991
               T-mapper

TX3100459      AEC shell 3.0                        June 5, 1991

TX3100723      AEC Shell 4.00                       June 5, 1991

TX3096355      Project architect nucleus 3.4        May 20, 1991

TX3091786      Project architect 4.0: PARCH         May 21, 1991

TX3087085      INROADS C-15:                        April 1, 1991
               INROADS 1.0; TDP,
               transportation design products

TX3081167      EEschematic and nucleus 3.04         June 17, 1991

TX3075453      I/RAS 32B:  Microstation             May 7, 1991
               32 binary raster graphic
               editor 4.0; I/RAS32B

TX3072055      MGE imager 2.2.3                     April 22, 1991

TX3055827      Automatic test equipment             April 1, 1991
               nucleus 1.1: LTEST

TX3054611      Tigris analyst 2.2.1.2: T-           April 2, 1991
               analyst

TX3054610      Tiger II PCB autorouter 3.0          April 1, 1991

TX3047351      EDIF netlist reader, v.              April 1, 1991
               3.0.0:  LENR200

United States
Reg. No.       Title                                Reg. Date
--------       -----                                ---------

TX3047337      PLDesigner Plus, 1.4                 April 1, 1991

TX3047336      Master librarian V.3.0.0             April 1, 1991

TX3047334      LGerber:Gerber formatter 1.1         April 1, 1994

TX3047333      Design engineer PC 2.0               April 1, 1991

TX3047331      EDIF process:  EDIF                  April 1, 1991
               schematic interface 3.0; LESI

TX3047310      Wire wrap nucleus 1.1:  LWRAP        April 2, 1991

TX3047309      I/DISP:  I/Dispatcher 1.0            April 2, 1991

TX3047308      I/EXEC:  I/Executive 1.0             April 2, 1991

TX3047307      LTIGER:  Automatic router            April 2, 1991
               (single user) 3.0

TX3047306      Digital analysis tools 1.0           April 2, 1991

TX3047305      LDRILL:  Numerical drill and         April 2, 1991
               router nucleus 1.1

TX3047304      LINSERT:  Numerical                  April 2, 1991
               control component insertion
               nucleus 1.1

TX3047303      Abel 3.0:  Label                     April 2, 1991

TX3047187      Modelview 2.0                        April 1, 1991

TX3047186      CLD-DECOMP:  CAM                     April 1, 1991
               engineer version 1.1

TX3047184      GATES.C:  GATES 4.1:  LGATES         April 1, 1991

TX3052999      IP/IPLOT:                            April 9, 1991
               IGDS/InterPlot interface

TX3052998      Microstation I/IRAS PC 4.0           April 9, 1991

TX3052997      IP/IGDS metafile interpreter 6.0.0   April 9, 1991


United States
Reg. No.       Title                                Reg. Date
--------       -----                                ---------

TX3049585      TIGRIS IMAGER 5.1; T-IMAGER          April 22, 1991

TX3047036      Design Engineer 2.0                  April 1, 1991

TX3045747      PLD programmer interface 3.0         April 1, 1991

TX3049507      Automatic placement 3.0              April 1, 1991

TX3049506      IKOS interface 3.0                   April 1, 1991

TX3024413      Project architect 3.4.1.2:           April 10, 1991
               prev. or alternative ti., PARCH

TX2959178      Microstation GIS                     November 16, 1990
               environment 1.0

TX2953491      Microstation GIS                     November 15, 1990
               environment 2.0

TX2946963      MicroCat computer-assisted           December 29, 1989
               language translation system

TXu270709      IGDS:  Interactive graphics          January 16, 1987
               design software, version 8.5

TXu270708      IGDS:  interactive graphics          January 16, 1987
               design software, version 8.3

TXu270707      IGDS:  Interactive graphics          January 16, 1987
               design software, version 8.6

TXu270706      IGDS:  Interactive graphics          January 16, 1987
               design software, version 8.4

TXu270705      IGDS:  Interactive graphics          January 16, 1987
               design software, version 8.8

TXu270704      IGDS: Interactive graphics           January 16, 1987
               design software, version 8.7

TX3782412      Draftworks 1.4                       March 21, 1994

TX3727894      ROADWORKS 1.2                        August 18, 1993


United States
Reg. No.       Title                                Reg. Date
--------       -----                                ---------

TX3263779      Intergaph/engineering                July 23, 1991
               modeling system 1.2

PA531865       MicroStation PC/32                   June 14, 1991
               upgrade training video

TX3199508      Intergraph numerical control 1.3.0   September 3, 1991

TX3176591      Microstation 32 continuous           April 22, 1991
               continuous tone raster display 4.0.2

TX3153460      IMAGESTATION RECTIFY (ISR)           September 4, 1991

TX3167618      FABRICATION OPTIMIZER 1.0            April 3, 1991

TX4122609      GEMINI CLIENT VERSION 1.0            October 4, 1995
               (Windows)

TX4108439      GEMINI CLIENT VERSION 1.0            June 28, 1995
               (Unix)

TX3673966      GEMINI SERVER VERSION 1.0            June 28, 1995
               (Unix)

TX3673967      PIXELPRO V.1.0                       June 28, 1995

TX4296544      DesignReview 3.0                     October 3, 1995

TX4132875      ERMA Data Manager 6.0                September 27, 1995

TX4212375      ERMA Site Geoglist 6.0               February 20, 1996

TX4132876      ERMA Ground Water Manager 6.0        September 27, 1995

TX4157282      MOGLE 2.0                            October 3, 1995

TX4111446      MGE PC 2.0                           October 2, 1995

TX4130314      DM/Workflow 2.0                      October 2, 1995

TX4157280      DM/Server 2.0                        October 3, 1995


United States
Reg. No.       Title                                Reg. Date
--------       -----                                ---------

TX4157281      DM/Structure 2.0                     October 3, 1995

TX4148244      Photobrowser 5.4                     October 2, 1995

TX4296543      InWater 1.0                          October 3, 1995

TX4130315      MGE Advanced Imager 6.0              October 2, 1995

TX4130317      MGE Network 6.0                      October 2, 1995

TX4141634      Plantgen 5.4                         October 2, 1995

TX4087418      PipeGen 1.0                          October 17, 1995

TX3100443      Project Layout 4.0                   June 5, 1991

TX4197857      DM/View-Redline 2.0                  October 17, 1995

TX4197856      Full Text Retrieval                  October 17, 1995

TX4122804      Voxel Analyst 2.0                    November 13, 1995

TX4296910      FRAMME V3.7                          August 27, 1996

TX3104170      FRAMME 2.2                           June 14, 1991



                   PATENT SECURITY AGREEMENT
                   -------------------------

           THIS PATENT SECURITY AGREEMENT (this "Agreement"), dated as of December 20, 1996 is made by INTERGRAPH CORPORATION, a Delaware corporation ("Debtor"), in favor of FOOTHILL CAPITAL CORPORATION, a California corporation ("Secured Party").

                            RECITALS
                            --------

          A. Debtor and Secured Party have entered into that certain Loan and Security Agreement, dated as of the date hereof (as amended, modified, renewed or extended from time to time, the "Loan Agreement"), pursuant to which Secured Party has agreed to make certain financial accommodations to Debtor, and pursuant to which Debtor has granted to Secured Party a security interest in (among other things) certain of the general intangibles of Debtor.

          B. Pursuant to the Loan Agreement and as one of the conditions precedent to the obligations of Secured Party under the Loan Agreement, Debtor has agreed to execute and deliver this Agreement to Secured Party for filing with the United States Patent and Trademark Office and with any other relevant recording systems in any domestic or foreign jurisdiction, and as further evidence of and to effectuate Secured Party's existing security interests in the patents and other general intangibles described herein.

                           ASSIGNMENT
                           ----------

           NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which is hereby acknowledged, Debtor hereby agrees in favor of Secured Party as follows:

     II.       Definitions; Interpretation.

          A. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

          "Bankruptcy Code" means the United States Bankruptcy Code (11 U.S.C. 101 et seq.), as amended, and any successor statute.

           "Event of Default" means any Event of Default under the Loan Agreement.

           "Lien" means any pledge, security interest, assignment, charge or encumbrance, lien (statutory or other), or other prefer-ential arrangement (including any agreement to give any security interest).

           "Loan Documents" has the meaning assigned to it in the Loan Agreement.

            "Patent  Collateral"  has  the  meaning  set  forth  in
Section 2.

          "Patents" has the meaning set forth in Section 2.

           "Person" means an individual, corporation, partnership, joint venture, trust, unincorporated organization or any other juridical entity.

           "Proceeds" means whatever is receivable or received from or upon the sale, lease, license, collection, use, exchange or other disposition, whether voluntary or involuntary, of any Patent Collateral, including "proceeds" as defined at UCC Section 9306, and all proceeds of proceeds. Proceeds shall include (i) any and all accounts, chattel paper, instruments, general intangibles, cash and other proceeds, payable to or for the account of Debtor, from time to time in respect of any of the Patent Collateral, (ii) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to or for the account of Debtor from time to time with respect to any of the Patent Collateral, (iii) any and all claims and payments (in any form whatsoever) made or due and payable to Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Patent Collateral by any Person acting under color of governmental authority, and (iv) any and all other amounts from time to time paid or payable under or in connection with any of the Patent Collateral or for or on account of any damage or injury to or conversion of any Patent Collateral by any Person.

          "PTO" means the United States Patent and Trademark Office and any successor thereto.

          "Secured Obligations" means all liabilities, obligations, or undertakings owing by Debtor to Secured Party of any kind or description arising out of or outstanding under, advanced or issued pursuant to, or evidenced by the Loan Agreement, the other Loan Documents, or this Agreement, irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, voluntary or involuntary, whether now existing or hereafter arising, and including all interest (including interest that accrues after the filing of a case under the Bankruptcy Code) and any and all costs, fees (including attorneys fees), and expenses which Debtor is required to pay pursuant to any of the foregoing, by law, or otherwise.

          "UCC" means the Uniform Commercial Code as in effect from time to time in the State of California.

          "United States" and "U.S." each mean the United States of America.

          B. Terms Defined in UCC. Where applicable and except as otherwise defined herein, terms used in this Agreement shall have the meanings ascribed to them in the UCC.

          C. Interpretation. In this Agreement, except to the extent the context otherwise requires:

               (i) Any reference to a Section or a Schedule is a reference to a section hereof, or a schedule hereto, respectively, and to a subsection or a clause is, unless otherwise stated, a reference to a subsection or a clause of the Section or subsection in which the reference appears.

               (ii) The words "hereof," "herein," "hereto," "hereunder" and the like mean and refer to this Agreement as a whole and not merely to the specific Section, subsection, paragraph or clause in which the respective word appears.

               (iii) The meaning of defined terms shall be equally applicable to both the singular and plural forms of the terms defined.

               (iv) The words "including," "includes" and "include" shall be deemed to be followed by the words "without limitation."

               (v) References to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto.

               (vi) References to statutes or regulations are to be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation referred to.

               (vii) Any captions and headings are for convenience of reference only and shall not affect the construction of this Agree-ment.

               (viii) Capitalized words not otherwise defined herein shall have the respective meanings assigned to them in the Loan Agreement.

               (ix) In the event of a direct conflict between the terms and provisions of this Agreement and the Loan Agreement, it is the intention of the parties hereto that both such documents  shall  be read together and construed, to the fullest extent possible, to  be
in   concert  with  each  other.   In  the  event  of  any  actual,
irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of the Loan Agreement shall control and govern; provided, however, that the inclusion herein of additional obligations on the part of the Debtor and supplemental rights and remedies in favor of Secured Party (whether under California law or applicable federal law), in each case in respect of the Patent
Collateral, shall not be deemed a conflict with the Loan Agreement.

     III.      Security Interest.

          A. Assignment and Grant of Security Interest. As security for the payment and performance of the Secured Obligations, Debtor hereby grants, assigns, transfers and conveys to Secured Party a continuing security interest in all of Debtor's right, title and interest in, to and under the following property, whether now existing or hereafter acquired or arising (collectively, the "Patent Collateral"):

          (i) all letters patent of the U.S. or any other country, all registrations and recordings thereof, and all applications for letters patent of the U.S. or any other country, owned, held or used by Debtor in whole or in part, including all existing U.S.
     patents and patent applications of Debtor which are described in Schedule A hereto, as the same may be amended or supplemented pursuant hereto from time to time, and together with and including all patent licenses held by Debtor, together with all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof and the inventions disclosed therein, and all rights corresponding thereto throughout the world, including the right to make, use, lease, sell and otherwise transfer the inventions disclosed therein, and all proceeds thereof, including all license royalties and proceeds of infringement suits (collectively, the "Patents");

          (ii) all claims, causes of action and rights to sue for past, present and future infringement or unconsented use of any of the Patents and all rights arising therefrom and pertaining thereto;

          (iii) all general intangibles (as defined in the UCC) and all intangible intellectual or other similar property of Debtor of any kind or nature, whether now owned or hereafter acquired or developed, associated with or arising out of any of the Patents and not otherwise described above; and

          (iv) all products and Proceeds of any and all of the foregoing.

               B.        Certain Exclusions from Grant of Security Interest.
Anything  in  this  Agreement and the other Loan Documents  to  the
contrary   notwithstanding,   the  foregoing   grant,   assignment,
transfer,  and conveyance of a security interest shall  not  extend to, and the term "Patent Collateral" shall not include, any item of
Patent Collateral described in Section 2(a) above that is now or hereafter held by Borrower as licensee or otherwise, solely in the event and to the extent that: (i) as the proximate result of the foregoing grant, assignment, transfer, or conveyance of a security interest, Borrower's rights in or with respect to such item of
Patent  Collateral  would  be  forfeited  or  would  become   void,
voidable, terminable, or revocable, or if Borrower would be  deemed to  have breached, violated, or defaulted the underlying license or other  agreement  that  governs  such  item  of  Patent  Collateral pursuant to the restrictions in the underlying license or other agreement that governs such item of Patent Collateral; (ii) any
such   restriction   shall  be  effective  and  enforceable   under
applicable  law, including Section 9318(4) of the Code;  and  (iii)
any   such   forfeiture,   voidness,  voidability,   terminability,
revocability, breach, violation, or default cannot be  remedied  by
Debtor  using its best efforts (but without any obligation to  make
any   material   expenditures  of  money  or  to   commence   legal
proceedings);   provided,  however,  that  the   foregoing   grant,
assignment, transfer, and conveyance of security interest shall extend to, and the term "Patent Collateral" shall include, (y) any and all Proceeds of such item of Patent Collateral to the extent that the assignment or encumbering of such Proceeds is not so restricted, and (z) upon any such licensor or other applicable party's consent with respect to any such otherwise excluded item of Patent Collateral being obtained, thereafter such item of Patent Collateral as well as any Proceeds thereof that might theretofore have been excluded from such grant, assignment, transfer, and conveyance of a security interest and the term "Patent Collateral."

          C. Continuing Security Interest. Debtor agrees that this Agreement shall create a continuing security interest in the Patent Collateral which shall remain in effect until terminated in accordance with Section 16.

          D.        Incorporation into Loan Agreement.  This Agreement shall
be   fully   incorporated   into  the  Loan   Agreement   and   all
understandings, agreements and provisions contained in the Loan Agreement shall be fully incorporated into this Agreement. Without limiting the foregoing, the Patent Collateral described in this Agreement shall constitute part of the Collateral in the Loan Agreement.

          E.        Licenses.   Anything in the Loan Agreement or this
Agreement to the contrary notwithstanding, Debtor may grant non-exclusive licenses of the Patent Collateral (subject to the security interest (if any) of Secured Party therein) in the ordinary course of business consistent with past practice.

          IV. Further Assurances; Appointment of Secured Party as Attorney-in-Fact. Debtor at its expense shall execute and deliver, or cause to  be  executed  and  delivered, to  Secured  Party  any  and  all documents  and  instruments, in form and substance satisfactory  to
Secured Party, and take any and all action, which Secured Party may reasonably  request  from  time to time, to  perfect  and  continue perfected,  maintain the priority of or provide notice  of  Secured
Party's  security  interest  in  the  Patent  Collateral   and   to
accomplish  the  purposes of this Agreement.  Secured  Party  shall have the right to, in the name of Debtor, or in the name of Secured
Party  or  otherwise, without notice to or assent  by  Debtor,  and
Debtor  hereby  irrevocably constitutes and appoints Secured  Party
(and  any  of  Secured  Party's officers  or  employees  or  agents designated by Secured Party) as Debtor's true and lawful  attorney-
in-fact  with full power and authority, if Debtor refuses or  fails to  do  so timely, (i) to sign the name of Debtor on all or any  of such  documents  or instruments, and perform all other  acts,  that
Secured  Party reasonably deems necessary or advisable in order  to
perfect   or   continue  perfected,  maintain   the   priority   or
enforceability  of  or provide notice of Secured  Party's  security interest in, the Patent Collateral, and (ii) to execute any and all other  documents and instruments, and to perform any and  all  acts and  things  for and on behalf of Debtor, which Secured  Party  may deem  necessary or advisable to maintain, preserve and protect  the
Patent Collateral and to accomplish the purposes of this Agreement, including  (A)  after the occurrence and during the continuance  of any  Event  of Default, to defend, settle, adjust or institute  any action,  suit or proceeding with respect to the Patent  Collateral,
(B) during a Triggering Event, to assert or retain any rights under any  license agreement for any of the Patent Collateral,  including any rights of Debtor arising under Section 365(n) of the Bankruptcy
Code,  and  (C) after the occurrence and during the continuance  of any  Event  of  Default,  to  execute  any  and  all  applications,
documents,         papers        and        instruments         for
Secured   Party  to  use  the  Patent  Collateral,  to   grant   or
issue  any exclusive or non-exclusive license with respect  to  any
Patent Collateral (it being understood that so long as no Event  of
Default  has occurred and is continuing, Debtor may grant or  issue licenses  in  the ordinary course of business with respect  to  the
Patent  Collateral),  and to assign, convey or  otherwise  transfer
title  in  or  dispose  of  the Patent Collateral.   The  power  of
attorney set forth in this Section 3, being coupled with an interest, is irrevocable so long as this Agreement shall not have terminated in accordance with Section 16.

           Nothing in this Agreement shall obligate Debtor to commence any suit, proceeding or other action for infringement of any of the Patents that are not material to the business of Debtor.

          V. Representations and Warranties. Debtor represents and warrants to Secured Party as follows:

               A. No Other Patents. A true and correct list of all of the existing Patents owned, held (whether pursuant to a license or otherwise) or used by Debtor, in whole or in part, is set forth in Schedule A.

               B. Validity. Each of the Patents listed on Schedule A is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, all maintenance fees required to be paid on account of any Patents have been timely paid for maintaining such Patents in force, and, to the best of Debtor's knowledge, each of the Patents is valid and enforceable.

               C.        Ownership of Patent Collateral; No Violation.
(i) Debtor has  rights  in  and good title to the existing Patent  Collateral,
(ii) with respect to the Patent Collateral shown on Schedule A hereto as owned by it, Debtor is the sole and exclusive owner thereof, free and clear of any Liens and rights of others (other than the security interest created hereunder), including licenses, shop rights and covenants by Debtor not to sue third persons and
(iii) with respect to any Patent for which Debtor is either a licensor or a licensee pursuant to a license or licensee agreement regarding such Patent, each such license or licensing agreement is in full force and effect, Debtor is not in default of any of its obligations thereunder and, other than the parties to such licenses or licensing agreements, no other Person is known by Debtor to have any rights in or to any of the Patent Collateral. To the best of Debtor's knowledge, the past, present and contemplated future use of the Patent Collateral by Debtor has not, does not and will not infringe upon or violate any right, privilege or license agreement of or with any other Person.

               D. No Infringement. To the best of Debtor's knowledge, no material infringement or unauthorized use presently is being made of any of the Patent Collateral by any Person.

               E. Powers. Debtor has the unqualified right, power and authority to pledge and to grant to Secured Party a security
interest  in  all  of  the  Patent  Collateral  pursuant  to   this
Agreement, and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person except as already obtained.

          VI. Covenants. So long as any of the Secured Obligations remain unsatisfied, Debtor agrees that it will comply with all of the covenants, terms and provisions of this Agreement, the Loan
Agreement and the other Loan Documents, and Debtor will promptly give Secured Party written notice of the occurrence of any event that could have a material adverse effect on any of the Patents or the Patent Collateral, including any petition under the Bankruptcy
Code filed by or against any licensor of any of the Patents for which Debtor is a licensee.

          VII. Future Rights. Except as otherwise expressly agreed to in writing by Secured Party, for so long as any of the Secured Obligations shall remain outstanding, or, if earlier, until Secured
Party  shall have released or terminated, in whole but not in part, its  interest  in the Patent Collateral, if and when  Debtor  shall obtain  rights to any new patentable inventions, or become entitled
to   the   benefit  of  any  Patent,  or  any  reissue,   division,
continuation,  renewal,  extension or continuation-in-part  of  any
Patent or Patent Collateral or any improvement thereof (whether pursuant to any license or otherwise), the provisions of Section 2 shall  automatically apply thereto and Debtor shall give to Secured
Party  prompt  notice thereof.  Debtor shall do all  things  deemed necessary or advisable by Secured Party to ensure the validity, perfection, priority and enforceability of the security interests
of  Secured  Party in such future acquired Patent  Collateral.   In
accordance with Section 3 hereof, Debtor hereby authorizes  Secured
Party to modify, amend or supplement the Schedules hereto and to re-execute this Agreement from time to time on Debtor's behalf and as its attorney-in-fact to include any future patents which are or become Patent Collateral and to cause such re-executed Agreement or such modified, amended or supplemented Schedules to be filed with the PTO.

          VIII. Remedies. Secured Party shall have all rights and remedies available to it under the Loan Agreement and applicable law (which rights and remedies are cumulative) with respect to the security interests in any of the Patent Collateral or any other
Collateral.   Debtor agrees that such rights and  remedies  include
the right of Secured Party as a secured party to sell or otherwise dispose of its Collateral after default, pursuant to UCC Section
9504.   Debtor  agrees that Secured Party shall at all  times  have such royalty free licenses, to the extent permitted by law, for any Patent Collateral that is reasonably necessary to permit the exercise of any of Secured Party's rights or remedies upon or after the occurrence of an Event of Default with respect to (among other things) any tangible asset of Debtor in which Secured Party has a
security  interest,  including  Secured  Party's  rights  to   sell
inventory, tooling or packaging which is acquired by Debtor (or its successor, assignee or trustee in bankruptcy). In addition to and without limiting any of the foregoing, upon the occurrence and during the continuance of an Event of Default, Secured Party shall have  the right but shall in no way be obligated to bring suit,  or to take such other action as Secured Party deems necessary or advisable, in the name of Debtor or Secured Party, to enforce or protect any of the Patent Collateral, in which event Debtor shall, at the request of Secured Party, do any and all lawful acts and execute any and all documents required by Secured Party in aid of such enforcement.  To the extent that Secured Party shall elect not to bring suit to enforce such Patent Collateral, upon, during, or after the occurrence of an Event of Default, Debtor agrees to use all reasonable measures and its diligent efforts, whether by action, suit, proceeding or otherwise, to prevent the infringement, misappropriation or violations thereof by others and for that
purpose   agrees  diligently  to  maintain  any  action,  suit   or
proceeding   against   any  Person  necessary   to   prevent   such
infringement, misappropriation or violation.

          IX. Binding Effect. This Agreement shall be binding upon, inure to the benefit of and be enforceable by Debtor and Secured Party and their respective successors and assigns.

          X. Notices. All notices and other communications hereunder shall be in writing and shall be mailed, sent or delivered in accordance with the Loan Agreement.

          XI. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California, except to the extent that the validity or perfection of
the   security  interests  hereunder  in  respect  of  any   Patent
Collateral are governed by federal law, in which case such choice of California law shall not be deemed to deprive Secured Party of such rights and remedies as may be available under federal law.

          XII. Entire Agreement; Amendment. This Agreement, together with the Schedules hereto, contains the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior drafts and communications relating to such subject
matter.   Neither this Agreement nor any provision  hereof  may  be
modified, amended or waived except by the written agreement of the parties, as provided in the Loan Agreement. Notwithstanding the foregoing, Secured Party may re-execute this Agreement or modify, amend or supplement the Schedules hereto as provided in Section 6 hereof.

          XIII. Severability. If one or more provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect in any jurisdiction or with respect to any party, such invalidity, illegality or unenforceability in such jurisdiction or with respect to such party shall, to the fullest extent permitted
by   applicable   law,  not  invalidate  or   render   illegal   or
unenforceable any such provision in any other jurisdiction or with respect to any other party, or any other provisions of this Agreement.

          XIV. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

          XV. Loan Agreement. Debtor acknowledges that the rights and remedies of Secured Party with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Loan Agreement and all such rights and remedies are cumulative.

          XVI. No Inconsistent Requirements. Debtor acknowledges that this Agreement and the other Loan Documents may contain covenants and other terms and provisions variously stated regarding the same or similar matters, and Debtor agrees that all such covenants, terms and provisions are cumulative and all shall be performed and satisfied in accordance with their respective terms.

          XVII. Termination. Upon the indefeasible payment in full of the Secured Obligations, including the cash collateralization, expiration, or cancellation of all Secured Obligations, if any, consisting of letters of credit, and the full and final termination of any commitment to extend any financial accommodations under the Loan Agreement, this Agreement shall terminate and Secured Party shall execute and deliver such documents and instruments and take such further action reasonably requested by Debtor and at Debtor's expense as shall be necessary to evidence termination of the security interest granted by Debtor to Secured Party hereunder.


          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.


                              INTERGRAPH CORPORATION,
                              a Delaware corporation


                              By:
                                 -----------------------------
                              Title:
                                    --------------------------

                              FOOTHILL CAPITAL CORPORATION,
                              a California corporation


                              By:
                                 -----------------------------
                              Title:
                                    --------------------------

STATE OF CALIFORNIA      )
                         )  ss
COUNTY OF                )


               On January __, 1997, before me, ______________________________, Notary Public, personally appeared
______________________________, personally known to me  (or  proved to me on the basis of satisfactory evidence) to be the person(s) whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

               WITNESS my hand and official seal.


                         ------------------------
                         Signature

[SEAL]

STATE OF CALIFORNIA      )
                         )  ss
COUNTY OF                )


           On January __, 1997, before me, ______________________________, Notary Public, personally appeared
______________________________, personally known to me  (or  proved to me on the basis of satisfactory evidence) to be the person(s) whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


               -------------------------
               Signature

[SEAL]


                           SCHEDULE A
                to the Patent Security Agreement


                        [TO BE ATTACHED]



                              SCHEDULE A

                   to the Patent Security Agreement
                            Issued Patents
                            --------------

Patent Number            Invention               Date Patent Issued
-------------            ---------               ------------------

5,579,222     Distributed License                11/26/96
              Administration System Using a
              Local Policy Server to
              Communicate with a License Server
              and Control Execution of Computer
              Programs

5,579,044     Digital Proofing System            11/26/96

5,560,028     Software Scheduled Superscalar     9/24/96
              Computer Architecture

5,555,094     Apparatus and Method for           9/10/96
              Interpreting Image Data for Use
              in a Raster Plotter

5,546,569     Apparatus for Writing Data to and  8/13/96
              Reading Data from a MultiPort Ram
              in a Single Clock Cycle

5,542,088     M & A for Enabling control of      7/30/96
              Task Execution

5,534,796     Self-Clocking Pipeline Register    7/9/96

5,526,142     Scanner/Plotter and Rotatable      06/11/96
              Drum for Use Therein

5,508,640     Dynamic CMOS Logic Circuit with    4/16/96
              Precharge (As amended)

5,504,925     Apparatus and Method for           4/2/96
              Implementing Interrupts in
              Pipelined Processors

5,502,829     Apparatus for Obtaining Data from  3/26/96
              a Translation Memory Based on
              Carry Signal from an Adder, as
              amended

5,499,445     A Method of Making a Multi-Layer   3/19/96
              to Package (As amended from Multi-
              layer Packaging)

5,487,025     Carry Chain Adder Using            1/23/96
              Regenerative Push-pull
              Differential Logic

5,479,646     Method and Apparatus for           12/26/95
              Obtaining Data from a Data
              Circuit Utilizing Alternating
              Clock Pulses to Gate the Data to
              the Output

5,463,750     Method and Apparatus for           10/31/95
              Translating Virtual Addresses in
              a Data Processing System having
              Multiple Instruction Pipelines

5,461,709     3D Input System for CAD Systems    10/24/95

5,455,528     Improved CMOS Circuit for          10/03/95
              Implementing Boolean Functions

5,299,147     Decoder scheme for fully           3/29/94
              associative translation look
              aside buffer in memory system

5,255,384     Virtual-real memory address        10/19/93
              translation method for computing
              system having cache memory couple
              to processor and main memory

5,212,454     Capacitance measurement method     5/18/93
              and apparatus for semiconductor
              wafers during integrated circuit
              processing

5,186,377     Apparatus for stiffening circuit   2/16/93
              board during soldering

RE33783       Multi-camera document scanning     12/31/91
              system

4,686,581     Multi-camera document scanning     8/11/87
              system

5,426,780     Geographic information system      6/20/95
              dynamic segmentation method

5,216,297     MOS circuit for driving emitter    6/1/93
              coupled logic receiving
              differential output

5,191,447     Scanning beam control system for   3/2/93
              document scanner

5,274,593     High Speed redundant rows and      12/28/93
              columns for semiconductor
              memories

5,280,370     Apparatus and method for scanning  1/18/94
              by means of a rotatable detector
              array

5,274,473     Reproducing images with rapid      12/28/93
              variable angle digital screening

5,383,001     Vacuum drum for mounting media of  1/17/95
              different sizes

5,338,970     Multi-layered high frequency IC    8/16/94
              package

5,335,046     Clamping mechanism for use on      8/2/94
              rotatable plotter drum

5,091,846     Cache address translation and      2/25/92
              memory management system
              architecture

5,075,779     Image data interpreting apparatus  12/24/91
              and method for raster plotter

5,047,971     Analogue electronic circuit        9/10/91
              simulation

4,985,779     Method and apparatus for           1/15/91
              generating half-tone images

4,969,114     Method for determining defined     11/6/90
              signal relationship among
              physical entities

4,992,890     Very high speed laser graphic      2/12/91
              plotter and scanner system

4,933,835     Apparatus for maintaining          6/12/90
              consistency of cache memory

4,910,685     Video circuit with digital to      3/20/90
              analog converter in monitor

4,811,215     Instruction execution accelerator  3/7/89
              for pipelined digital machine

4,693,444     Height adjust mechanism for        9/15/87
              computer keyboard

4,884,197     Method and apparatus for           11/28/89
              addressing a cache memory

4,860,192     Computer integrated cache memory   8/22/89
              system

4,595,115     Hidden panel connector for         6/17/86
              electronics enclosure

4,556,825     CRT deflection circuit for TV      12/3/85

4,458,330     Banded vector to raster convertor  7/3/84

4,334,124     Floating coordinate system for     6/8/82
              computer entry device

4,916,647     Hardwired pipeline processor for   4/10/90
              logic simulation

4,718,105     Computer graphic digitizing data   1/5/88
              entry system

4,759,075     Method and apparatus for           7/19/86
              vectorizing documents and symbol
              recognition

4,603,431     Method and apparatus for           7/29/86
              vectorizing documents and symbol
              recognition

4,413,286     Method and apparatus involving     11/1/83
              digital screen generation

4,464,715     Memory accessing method            8/7/84

4,518,998     Method and apparatus for           5/21/85
              producing a time advance output
              pulse train from an input pulse
              train

4,533,942     Method and apparatus for           8/6/85
              reproducing an image which has a
              coarser resolution than utilized
              in scanning of the image

4,533,911     Video display system for           8/6/85
              displaying symbol-fragments in
              different orientations

4,677,433     Two speed clock scheme for co-     6/30/87
              processors

4,737,858     Intensity controlled an aperture   4/12/88
              defining image generating system

4,751,637     Digital computer for implementing  6/14/88
              event driven simulation algorithm

4,814,983     Digital computer for implementing  3/21/89
              event driven simulation algorithm

4,872,125     Multiple processor accelerator     10/3/89
              for logic simulation

4,873,656     Multiple processor accelerator     10/10/89
              for logic simulation

D305,756      Design for cursor                  1/30/90

5,432,727     Apparatus for computing a sticky   7/11/95
              bit for a floating point
              arithmetic unit

5,446,685     Pulsed ground circuit for CAM and  8/29/95
              PAL memories


                Pending Patent Applications


Serial Number Title                              Filing Date
------------- -----                              -----------

08/622,942    Universal Vacuum Drum and Mask     3/27/96

60/017,483    Improved Data Access               4/26/96

08/573,116    Scanner/Plotter and Rotatable      12/16/95
              Drum for Use Therein

06/018,871    A & M for Improved Airflow         5/31/96
              Through a Chassis

Not Yet       Method and Apparatus for           11/18/96
Assigned      Controlling an Instruction
              Pipeline in a Data Processing
              System

60/015,349    High-Speed Video Frame Buffer      4/12/96
              Using Single Port Memory Chips

08/422,753    Software Scheduled Superscaler     6/20/96
              Computer

06/023,795    Hardware Accelerated Photoreal     8/1/96
              Rendering (RenderGL)

60/023,513    Hardware Accelerated Photoreal     8/7/96
              Rendering (RenderGL)

60/025,061    Graphics Driver Verification       8/23/96
              System

60/024,571    System and Method for Data Access  8/26/96

60/026,292    Graphics Processing with           9/10/96
              Efficient Clipping

60/027,520    Active Pipeline                    10/7/96

Not Yet       Variable Mask and Universal        10/21/96
Assigned      Vacuum Drum

Not Yet       Digital Proofing System            11/6/96
Assigned

Not Yet       Instruction Cache Associative      11/22/96
Assigned      Crossbar Switch

08/438,048    Visible Line Processor             5/8/95

08/520,973    Method and Apparatus for Parallel  8/1/95
              Access to Consecutive TLB Entries

08/509,847    System for Adding Attributes to    8/1/95
              an Object at Run Time in an
              Object Oriented Computer

29/038,048    Design for a Vertically Oriented   4/26/95
              Computing Device

60/011,979    High Availability Super Server     2/20/96

60/011,932    Method and apparatus for Signal    2/20/96
              Handling on GTL-Type Buses

08/576,876    Method and apparatus for           12/21/95
              Speculative Execution of
              Instructions

08/544,812    Optimal Projection Design          10/18/95

08/552,812    Method for Object Oriented         11/3/95
              Program Using Dynamic Interfaces

60/008,281    Graphics Accelerator for Video     12/6/95
              Graphics Controller

60/013,402    Large Scanner Plotter              3/14/96
              (Hummingbird)

29/047,791    Vertically Oriented Computing      10/23/95
              Device (FWC of
              1247/113;29/038,048)

08/573,689    Cursor Positioning Method          12/18/95

60/014,226    Real Time Video Capture Board;     3/27/96
              Video Capture and Playback Board
              for Use in a Computer Graphics
              System

60/015,258    Removable Circuit Board with       4/10/96
              Ducted Cooling

60/016,368    Improved Data Access               4/19/96

08/330,984    RF Generator and Plotter           10/28/94
              Incorporating Same

08/372,278    Register File with Bypass          1/12/95
              Capability

08/378,251    OLE for Design and Modeling        1/23/95

08/385,496    Pulsed Ground Circuit for CAM and  2/8/95
              PAL Memories

08/410,785    Spread Spectral Digital Screening  3/27/95

08/412,130    Variable Mask and Universal        3/28/95
              Vacuum Drum

08/431,820    Direct Access to Slave Processor   5/1/95
              by Unprotected Application Using
              Context Saving and Restoring

08/431,821    Video Stream Data Mixing for 3D    5/1/95
              Graphics System

08/432,029    Graphics Processing with           5/1/95
              Efficient Vector Drawing

08/432,106    Apparatus and Method of a High-    5/1/95
              Performance Video Controller

08/432,272    System and Method for Controlling  5/1/95
              a Slave Processor

08/432,313    FIFO Logical Addresses for         5/1/95
              Control and Error Recovery

08/432,314    Vertex List Management System      5/1/95

08/435,348    Method and Apparatus for           5/5/95
              Dynamically Interpreting Drawing
              Commands

08/435,647    Intelligent Object Selection       5/5/95

08/437,942    Object Relationship Management     5/9/95
              System

Not Yet       Peer to Peer Parallel Processing   12/5/96
Assigned      Graphics Accelerator

Not Yet       Online Testing Procedure           12/6/96
Assigned


                        PLEDGE AGREEMENT


           PLEDGE AGREEMENT, dated as of December 20, 1996, made by the Persons listed on the signature pages hereof (each a "Pledgor" and collectively the "Pledgors"; provided that "Pledgor" shall be deemed to include any other Person that executes and delivers an amendment in the form of Exhibit A hereto agreeing to be bound by the terms and provisions hereof), to Foothill Capital Corporation ("Foothill").


                     W I T N E S S E T H :
                     - - - - - - - - - -

          WHEREAS, Intergraph Corporation ("Borrower") and Foothill have entered into that certain Loan and Security Agreement, dated as of even date herewith (as it may be amended, supplemented or otherwise modified from time to time, the "Loan Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement); and

           WHEREAS, each Pledgor is the legal and beneficial owner of the shares of capital stock or other equity securities described in Schedules I, II, and III hereto (or any addenda thereto) and issued by the respective issuers named therein (collectively, the "Pledged Shares"); and

           WHEREAS, as used herein, the term "Excluded Equity Interests" shall mean: (i) equity interests in entities that are not corporations or limited liability companies but are strategic alliances, joint marketing ventures, joint development ventures, or other similar joint arrangements entered into by Borrower in the ordinary course of Borrower's business; and (ii) with respect to any Subsidiary, options or other rights to acquire equity securities of that Subsidiary that are issued or granted, in the ordinary course of business and generally consistent with past practice of Borrower's Subsidiaries (other than Foreign Subsidiaries), to officers, directors, employees, or consultants of that Subsidiary in connection with incentive compensation arrangements and that do not in the aggregate, in the case of any single Subsidiary, involve or permit the issuance of more than 15% of the total equity securities of such Subsidiary, and equity securities issued pursuant to the exercise of such rights or options; and

           WHEREAS, the Pledged Shares identified on Schedule I hereto as of the date hereof (and any addenda thereto as of the date thereof) represent all of the capital stock or other equity securities (other than Excluded Equity Interests) of each direct or indirect Subsidiary of Borrower having total assets of $100,000 or more that is not a Foreign Subsidiary (each, a "Pledged Domestic Issuer"); and

           WHEREAS, the Pledged Shares identified on Schedule II hereto (and any addenda thereto) represent all of the capital stock or other equity securities (other than the Excluded Foreign Portion) of each Foreign Subsidiary identified thereon (each, a "Pledged Foreign Issuer); and

           WHEREAS, the Pledged Shares identified on Schedule III hereto (and any addenda thereto) represent all right, title, and interest of Borrower in and to all of the capital stock or other equity interests underlying the Permitted Toehold Investments (the issuers thereof being the "Pledged Toehold Issuers"; the Pledged
Domestic Issuers, the Pledged Foreign Issuers, and the Pledged Toehold Issuers being, collectively, the "Issuers"); and

           WHEREAS, it is a condition precedent under the Loan Agreement to the making of the Advances and the Term Loan and the issuance of Letters of Credit that the Pledgors shall have made the pledge contemplated by this Agreement;

           NOW, THEREFORE, in consideration of the premises and to induce Foothill to make the Advances and the Term Loan and to cause the issuance of the Letters of Credit, each Pledgor hereby agrees with Foothill as follows:

           SECTION l. Pledge. Each Pledgor hereby pledges to Foothill, and grants to Foothill a security interest in, all of such Pledgor's right, title, and interest in and to the following (the "Pledged Collateral"):

                (i)   all of the Pledged Shares;

                (ii) all additional shares of stock or other securities of any Issuer of the Pledged Shares from time to time acquired by such Pledgor in any manner (any such shares being "Additional Shares"); provided, however, that with respect to any Pledged Domestic Issuer, any such Additional Shares shall not include the Excluded Equity Interests; provided further that with respect to any Pledged Foreign Issuer, any such Additional Shares shall not include the Excluded Foreign Portion thereof;

               (iii) the certificates (if any) representing the shares referred to in clauses (i) and (ii) above; and

                (iv) all dividends, cash, instruments and other property or proceeds, from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares and/or Additional Shares.

           SECTION 2. Security for Obligations. This Agreement secures, and the Pledged Collateral is security for, the full and prompt payment by Borrower when due (whether at stated maturity, by acceleration or otherwise) of, and the performance by Borrower of, the Obligations, whether now or hereafter existing and whether for principal, interest, fees, expenses or otherwise, and the performance by each Pledgor of its obligations hereunder (collectively, the "Secured Obligations").

           SECTION 3. Delivery of Pledged Collateral. Subject to Section 4.1 and Section 4.2 of the Loan Agreement and only to the extent any such certificates or instruments exist: (a) all certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of Foothill pursuant hereto (and, in the case of Pledged Shares issued by any Pledged Foreign Issuer, to the extent permitted by applicable foreign law) and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Foothill; (b) during any Triggering Event, Foothill shall have the right to the extent permitted under any applicable law, at any time in its discretion and without notice to any Pledgor, to transfer to or to register in its name or in the name of any of its nominees any or all of the Pledged Collateral; (c) Foothill shall have the right at any time to exchange certificates representing or evidencing any of the Pledged Collateral for certificates of smaller or larger denominations; and (d) Foothill acknowledges and agrees that, in the case of Pledged Shares issued by any Pledged Foreign Issuer, any Pledgor may deliver to Foothill one or more single certificates representing both Pledged Shares and shares which are not pledged or required to be pledged hereunder (the "Unpledged Shares") and that, upon any Pledgor's written request, Foothill shall cooperate with such Pledgor to permit the exchange of certificates of smaller or larger denominations and shall return to, or permit to be retained by, such Pledgor certificates representing any Unpledged Shares; provided, however, that (i) Foothill shall not be obligated to relinquish possession of any certificates representing (either in whole or in part) Pledged Shares if in the reasonable opinion of Foothill such action would cause the Lien of Foothill with respect to such Pledged Shares to cease to be perfected, and (ii) in no event shall such Pledgor be entitled to the return of certificates representing more than the Excluded Foreign Portion of any Pledged Foreign Issuer.

           SECTION  4.      Representations and  Warranties.   Each
Pledgor makes the following representations:

           (a) As of the date that the applicable Pledged Shares are pledged hereunder, the Pledged Shares (i) have been duly authorized and validly issued; (ii) are fully paid and non-assessable; and (iii) constitute (x) all of the issued and outstanding capital stock and other equity securities (other than Excluded Equity Interests) of each Pledged Domestic Issuer, (y) all of the issued and outstanding capital stock and other equity securities (other than the Excluded Foreign Portion thereof) of each Pledged Foreign Issuer, and (z) all right, title, and interest of Borrower in and to all of the capital stock or other equity interests underlying the Permitted Toehold Investments (and, as to each Pledged Toehold Issuer, representing the percentage indicated on Schedule III of all of the capital stock and other equity interests issued by such Issuer).

           (b) Such Pledgor is the legal and beneficial owner of the Pledged Collateral free and clear of any Lien, except for Permitted Liens.

           (c) Upon compliance with any applicable local law registration requirements, the pledge of the Pledged Shares issued by each Pledged Domestic Issuer pursuant to this Agreement creates a valid, perfected and first priority security interest in such Pledged Collateral, in favor of Foothill.

           (d) Subject to Section 4.1 of the Loan Agreement and except with respect to any Pledged Collateral relating to any Pledged Foreign Issuer, no consent, authorization, approval, or other action by, and no notice to or filing with, any Governmental Authority is required either (i) for the pledge by such Pledgor of the Pledged Collateral pursuant to this Agreement or for the due execution, delivery or performance of this Agreement by such Pledgor, or (ii) for the exercise by Foothill of the voting or other rights provided for in this Agreement or of the remedies in respect of the Pledged Collateral pursuant to this Agreement, except as may be required in connection with the disposition of the Pledged Collateral by laws affecting the offering and sale of securities generally or for any filings necessary to comply with applicable local law registration requirements.


          SECTION 5. Further Assurances, Etc. (a) Each Pledgor agrees that at any time and from time to time, at the cost and expense of such Pledgor, such Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Foothill may reasonably request, in order to perfect and protect the Lien granted or purported to be granted hereby or to enable Foothill to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

           (b) Each Pledgor agrees to defend the title to the Pledged Collateral and the Lien thereon of Foothill against the claim of any other Person and to maintain and preserve such Lien until indefeasible payment in full of all obligations.

          SECTION 6.     Voting Rights; Dividends; Etc.

           (a) As long as no Event of Default shall have occurred and be continuing (and, in the case of subsection (a) (i) of this Section 6, as long as no notice thereof shall have been given by Foothill to the Pledgors pursuant to subsection (b) hereof):

           (i) Each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or any other Loan Document;
provided, however, that such Pledgor shall not exercise or shall refrain from exercising any such right if such action could reasonably be expected to result in a Material Adverse Change;

          (ii) Each Pledgor shall be entitled to receive and retain (subject to any Lien thereon in favor of Foothill) any and all dividends or distributions paid in respect of the Pledged Collateral, other than any and all:

                     (A) dividends paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral,

                     (B) dividends and other distributions paid or payable in cash in respect of any Pledged Shares or Additional Pledged Shares in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

                     (C)   cash   paid,  payable   or   otherwise
          distributed in redemption of, or in exchange for, any Pledged Collateral, all of which shall be forthwith delivered to Foothill for deposit in the Lockboxes in the manner set forth in the Loan Agreement, and shall, if received by such Pledgor, be received in trust for the benefit of Foothill, be segregated from the other property or funds of such Pledgor, and be forthwith delivered to Foothill for deposit in the Lockboxes in the same form as so received (with any necessary endorsement); and

           (iii) Foothill shall execute and deliver (or cause to be executed and delivered) to any Pledgor all such proxies and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or distributions which it is authorized to receive and retain pursuant to paragraph (ii) above.

          (b) Upon the occurrence and during the continuance of an Event of Default:

                     (i) Upon notice by Foothill to any Pledgor, all rights of such Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 6(a) (i) above shall cease, and all such rights shall thereupon become vested in Foothill who shall thereupon have the sole right to exercise such voting and other consensual rights.

                     (ii) All rights of any Pledgor to receive the dividends or distributions which it would otherwise be authorized to receive and retain pursuant to Section 6(a)
          (ii) above shall cease, and all such rights shall thereupon become vested in Foothill who shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends or distributions for deposit in the Lockboxes.

                     (iii)  All dividends or distributions which
          are received by any Pledgor contrary to the provisions of paragraph (ii) of this Section 6(b) shall be received in trust for the benefit of Foothill, shall be segregated from other property or funds of such Pledgor and shall be forthwith delivered to Foothill for deposit in the Lockboxes in the same form as so received (with any necessary endorsement).

                    (iv) Each Pledgor shall, if necessary to permit Foothill to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 6(b)(i) above and to receive all dividends and distributions which it may be entitled to receive under Section 6(b)(ii) above, execute and deliver to Foothill, from time to time and upon written notice of Foothill, appropriate proxies and other instruments as Foothill may reasonably request. The foregoing shall not in any way limit Foothill's power and authority granted pursuant to
          Section 8 hereof.

          SECTION 7.  Transfers and Other Liens; Additional Shares.
(a) Each Pledgor agrees that it will not (i) sell or otherwise dispose of, or grant any option or warrant with respect to, any of the Pledged Collateral except as permitted by the Loan Agreement, or (ii) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral, except for the Lien created pursuant to this Agreement or Liens permitted pursuant to Section 7.2 of the Loan Agreement.

           (b) Each Pledgor agrees that it will (i) except as permitted by the Loan Agreement, cause each Pledged Domestic Issuer and each Pledged Foreign Issuer of the Pledged Shares not to issue any shares of capital stock or other equity securities in addition to or in substitution for the Pledged Shares (except for, in the case of Pledged Domestic Issuers, any Excluded Equity Interests),
(ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all Additional Shares, and (iii) promptly (and in any event within three Business Days) deliver to
Foothill a Pledge Amendment, duly executed by such Pledgor, in substantially the form of Exhibit A hereto (a "Pledge Amendment"), in respect of the Additional Shares, together with all certificates or other instruments representing or evidencing the same. Each Pledgor hereby (i) authorizes Foothill to attach each Pledge Amendment to this Pledge Agreement, (ii) agrees that all capital stock and other equity securities listed on any Pledge Amendment delivered to Foothill shall for all purposes hereunder constitute Pledged Shares, and (iii) is deemed to have made, upon such delivery, the representations and warranties contained in Section 4 hereof with respect to such Pledged Collateral.

           SECTION 8. Foothill Appointed Attorney-in-Fact and Proxy. Subject to Section 6 hereof, each Pledgor hereby irrevocably constitutes and appoints Foothill and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact and proxy with full irrevocable power and authority in the place and stead of such Pledgor and in the name of such Pledgor or in its own name, from time to time in Foothill's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which Foothill may deem necessary or advisable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, hereby gives Foothill the power and right, on behalf of such Pledgor, upon the occurrence and during the continuance of an Event of Default, to receive, indorse and collect all instruments made payable to such Pledgor representing any dividend or distribution in respect of the Pledged Collateral or any part thereof, to give full discharge for the same, and to vote or grant any consent in respect of the Pledged Shares authorized by Section 6(b) hereof. Each Pledgor hereby ratifies, to the extent permitted by law, all that any said attorney shall lawfully do or cause to be done by virtue hereof. This power, being coupled with an interest, is irrevocable until, and shall automatically terminate upon, the termination of this Agreement pursuant to Section 17.

           SECTION 9. Foothill May Perform. If any Pledgor fails to perform any agreement contained herein, Foothill may itself perform, or cause performance of, such agreement, and the expenses of Foothill incurred in connection therewith shall be payable by such Pledgor under Section 12 hereof and constitute Obligations secured hereby.

          SECTION 10. Reasonable Care. Foothill shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which Foothill accords its own property, it being understood that Foothill shall not have any responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged
Collateral, whether or not Foothill has or is deemed to have knowledge of any such matter, or (ii) taking any necessary steps to preserve rights against any Person with respect to any Pledged Collateral.

           SECTION 11. Remedies upon Default. If any Event of Default shall have occurred and be continuing:

           (a) Foothill may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party after default under the Code or any other applicable law in effect in the State of California at that time, and Foothill may also, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any office of Foothill or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Foothill may deem commercially reasonable. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Foothill shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Foothill may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor hereby waives any claims against Foothill arising by reason of the fact that the price at which any Pledged Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Foothill accepts the first offer received and does not offer such Pledged Collateral to more than one offeree. With respect to Pledged Collateral consisting of securities registered under the Securities Act of 1933, as amended (the "Securities Act"), Foothill will comply with applicable securities laws in connection with any foreclosure sale.

           (b) Each Pledgor recognizes that by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, Foothill may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to those who will agree, among other things, to acquire such securities for their own account, for investment, and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that any such sale may result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions and, notwithstanding such circumstances, agrees that any such sale shall be deemed to have been made in a commercially reasonable manner. Foothill shall be under no obligation to delay the sale of any of the Pledged Collateral for the period of time necessary to permit any Pledgor to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Pledgor would agree to do so.

          (c) If Foothill determines to exercise its right to sell any or all of the Pledged Collateral, upon written request, each Pledgor shall, from time to time, furnish to Foothill all such information as Foothill may request in order to determine the number of shares and other instruments included in the Pledged
Collateral which may be sold by Foothill as exempt transactions under the Securities Act and rules of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

           SECTION 12. Expenses. Each Pledgor will, jointly and severally, upon demand pay to Foothill the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of Foothill's counsel and of any experts and agents, which Foothill may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights and remedies hereunder of Foothill, or (iv) the failure by any Pledgor to perform or observe any of the provisions hereof.

          SECTION 13. Security Interest Absolute. All rights of Foothill and obligations of the Pledgors hereunder, and all security interests created or granted hereby, shall be absolute and unconditional irrespective of:

                     (i) any lack of validity or enforceability of any provision of the Loan Agreement or any other Loan Document or any other agreement or instrument relating thereto;

                    (ii) any change in the time, manner or place of payment of, or in any other term of, or any increase in the amount of, all or any of the Secured Obligations, or any other amendment or waiver of any term of, or any consent to any departure from any requirement of, the Loan Agreement or any other Loan Document;

                     (iii) any exchange, release or non-perfection of any Lien on any other collateral, or any release or amendment or waiver of any term of any guaranty of, or consent to departure from any requirement of any guaranty of, all or any of the Secured Obligations; or

                      (iv)   any  other  circumstance  which  might
          otherwise  constitute  a  defense  available  to,  or   a
          discharge of, Borrower or any Pledgor.

           SECTION 14. Amendments, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by any Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by Foothill and each Pledgor affected thereby, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

           SECTION 15. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including, without limitation, by telecopy) and mailed by postage prepaid registered mail, return receipt requested, telecopied or delivered by hand, if to any Pledgor, in care of Borrower and in the manner set forth in Section 12 of the Loan Agreement, and if to Foothill, in the manner set forth in Section 12 of the Loan Agreement.

           SECTION 16. Continuing Security Interest; Transfer of Obligations. This Pledge Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until the termination of this Agreement pursuant to Section 17, (ii) be binding upon each Pledgor, its successors and assigns, and (iii) inure, together with the rights and remedies of Foothill hereunder, to the benefit of and be enforceable by Foothill and its successors, transferees and assigns.

           SECTION 17. Termination of Security Interest. This Agreement, and the security interests created or granted hereby, shall automatically terminate and be released on the date at which
(i) the commitments of Foothill to extend credit to Borrower under the Loan Agreement have been irrevocably terminated, and (ii) all Secured Obligations have been fully and finally paid in cash. In addition, upon any Asset Disposition by any Pledgor of any of the Pledged Collateral to the extent permitted under the Loan Agreement (and the application of the proceeds thereof, if any, in accordance with the Loan Agreement), Foothill shall release the security interest created or granted hereby in respect of the Pledged Collateral (but not the proceeds thereof) that is the subject of such permitted Asset Disposition. Upon any release of the security interest created by this Agreement in any of the Pledged Collateral pursuant to this Section 17, Foothill (without recourse upon, or any representation or warranty whatsoever by, Foothill) shall promptly (i) return, transfer and deliver to the applicable Pledgor all certificates, instruments and other property held by Foothill pursuant to this Agreement representing or evidencing such Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof, as the case may be, all without recourse upon, or representation or warranty whatsoever by, Foothill, except that the same shall be free and clear of any claims, liens or encumbrances created by or in respect of Foothill, and at the cost and expense of such Pledgor, and (ii) execute and deliver to each Pledgor (at the cost and expense of such Pledgor) such instruments as may be reasonably requested by such Pledgor acknowledging the release of such security interest with respect to such Pledged Collateral.

          SECTION 18. Amendment of Governing Documents. As soon as practicable and in any event within 90 days after the Closing Date (or, if later, 90 days after the date that such Pledgor becomes a party to this Agreement) and to the extent permitted by applicable law, each Pledgor shall, and shall cause each applicable Pledged Domestic Issuer or Pledged Foreign Issuer whose outstanding common stock is pledged by it hereunder to, take all action necessary to amend the governing documents of each Issuer where such governing documents restrict the assignment of any such shares, so as to allow the enforcement by Foothill of its rights under this Agreement.

            SECTION  19.     Governing  Law;  Severability.    This
Agreement shall be governed by, and be construed and interpreted in accordance with, the law of the State of California. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity and without invalidating the remaining provisions of this Agreement.

          SECTION 20. Waiver of Jury Trial. Each Pledgor waives any right it may have to a trial by jury in respect of any litigation based on, or arising out of, under or in connection with, this Agreement or any other Loan Document, or any course of conduct, course of dealing, verbal or written statement or other action of any loan party or any secured party.

           SECTION 21. Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not part of this Agreement.

          SECTION 22.    Waivers.

               (a) To the maximum extent permitted by law, each Pledgor hereby waives: (i) notice of acceptance hereof; (ii) notice of any loans or other financial accommodations made or extended under the Loan Agreement, or the creation or existence of any Obligations; (iii) notice of the amount of the Obligations, subject, however, to Section 2.10 of the Loan Agreement and Pledgor's right to make inquiry of Foothill to ascertain the amount of the Obligations at any reasonable time;
(iv) notice of any adverse change in the financial condition of Borrower or of any other fact that might increase such Pledgor's risk hereunder;
(v) notice of presentment for payment, demand, protest, and notice thereof as to any instrument among the Loan Documents; (vi) notice of any Default or Event of Default under the Loan Agreement; and (vii) all other notices (except if such notice is specifically required to be given to such Pledgor under this Agreement) and demands to which such Pledgor might otherwise be entitled.

                (b) To the fullest extent permitted by applicable law, each Pledgor waives the right by statute or otherwise to require Foothill to institute suit against Borrower or to exhaust any rights and remedies which Foothill has or may have against Borrower. Each Pledgor further waives any defense arising by reason of any disability or other defense (other than the defense that the Obligations shall have been fully and finally indefeasibly paid) of Borrower or by reason of the cessation from any cause (other than that the Obligations shall have been fully and finally indefeasibly paid) whatsoever of the liability of Borrower in respect thereof.

               (c) To the maximum extent permitted by law, each Pledgor hereby waives: (i) any rights to assert against Foothill any defense (legal or equitable), set-off, counterclaim, or claim which such Pledgor may now or at any time hereafter have against Borrower or any other party liable to Foothill on account of or with respect to the
Obligations; (ii) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future sufficiency, validity, or enforceability of the Obligations;
(iii) any defense arising by reason of any claim or defense based upon an election of remedies by Foothill including, to the extent applicable,
the  provisions  of   580d  and  726 of the  California  Code  of  Civil
Procedure,  or  any similar law of California or any other jurisdiction;
(iv) the benefit of any statute of limitations affecting any Pledgor's liability hereunder or the enforcement thereof.

               (d) To the maximum extent permitted by law, each Pledgor hereby waives any right of subrogation that such Pledgor has or may have
as  against  any  other  Pledgor with respect to  the  Obligations.   In
addition,  each Pledgor hereby waives any right to proceed  against  any
other   Pledgor,   now   or  hereafter,  for  contribution,   indemnity,
reimbursement, or any other suretyship rights and claims (irrespective of whether direct or indirect, liquidated or contingent), with respect
to  the  Obligations.   Each Pledgor also hereby  waives  any  right  to
proceed or to seek recourse against or with respect to any property or asset of any other Debtor. As between any Pledgor and Foothill, each Pledgor hereby agrees that, in light of the waivers contained in this Section, such Pledgor shall not be deemed to be a "creditor" (as that term is defined in the Bankruptcy Code or otherwise) of any other Pledgor, whether for purposes of the application of Sections 547 or 550 of the United States Bankruptcy Code or otherwise.

               (e)   If any of the Secured Obligations at any time  are
secured by a mortgage or deed of trust upon real property, Foothill may elect, in its sole discretion, upon a default with respect to the Secured Obligations, to foreclose such mortgage or deed of trust judicially or nonjudicially in any manner permitted by law, before or after enforcing this Agreement, without diminishing or affecting the liability of any Pledgor hereunder. Each Pledgor understands that (i) by virtue of the operation of California's antideficiency law applicable to nonjudicial foreclosures, an election by Foothill nonjudicially to foreclose such a mortgage or deed of trust probably would have the effect of impairing or destroying rights of subrogation, reimbursement, contribution, or indemnity of such Pledgor against Borrower or guarantors or sureties, and (ii) absent the waiver given by such Pledgor herein, such an election might estop Foothill from enforcing this Agreement against such Pledgor. Understanding the foregoing, and understanding that each Pledgor is hereby relinquishing a defense to the enforceability of this Agreement, each Pledgor hereby waives any right to assert against Foothill any defense to the enforcement of this Agreement, whether denominated "estoppel" or otherwise, based on or arising from an election by Foothill nonjudicially to foreclose any such mortgage or deed of trust. Each Pledgor understands that the effect of the foregoing waiver may be that such Pledgor may have liability hereunder for amounts with respect to which such Pledgor may be left without rights of subrogation, reimbursement, contribution, or indemnity against Borrower or guarantors or sureties. Each Pledgor also agrees that the "fair market value" provisions of Section 580a of the California Code of Civil Procedure shall have no applicability with respect to the determination of such Pledgor's liability under this Agreement.

                (f) WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS AGREEMENT, EACH PLEDGOR HEREBY WAIVES, TO THE MAXIMUM EXTENT SUCH WAIVER IS PERMITTED BY LAW, ANY AND ALL DEFENSES ARISING DIRECTLY OR INDIRECTLY UNDER ANY ONE OR MORE OF CALIFORNIA CIVIL CODE 2808, 2809, 2810, 2815, 2819, 2820, 2821, 2838,
2839, 2845, 2848, 2849, AND 2850, TO THE EXTENT APPLICABLE, CALIFORNIA CODE OF CIVIL PROCEDURE 580a, 580b, 580c, 580d, AND 726, AND, TO THE EXTENT APPLICABLE, CHAPTER 2 OF TITLE 14 OF THE CALIFORNIA CIVIL CODE.

             [remainder of page intentionally left blank]
                (g) WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS AGREEMENT, EACH PLEDGOR HEREBY WAIVES ALL RIGHTS AND DEFENSES ARISING OUT OF AN ELECTION OF REMEDIES BY FOOTHILL, EVEN THOUGH THAT ELECTION OF REMEDIES, SUCH AS A NONJUDICIAL FORECLOSURE WITH RESPECT TO SECURITY FOR A SECURED OBLIGATION, HAS DESTROYED SUCH PLEDGOR'S RIGHTS OF SUBROGATION AND REIMBURSEMENT AGAINST THE PRINCIPAL BY THE OPERATION OF SECTION 580d OF THE CODE OF CIVIL PROCEDURE OR OTHERWISE.

             [remainder of page intentionally left blank]

           IN WITNESS WHEREOF, each Pledgor has caused this Agreement to be duly executed and delivered by its duly authorized officer on the date first above written.


                                   INTERGRAPH CORPORATION


                                   By:
                                      -------------------------
                                      Name:
                                      Title:


                                   INTERGRAPH DELAWARE, INC.



                                   By:
                                      -------------------------
                                      Name:
                                      Title:

                                   M&S COMPUTING INVESTMENTS, INC.



                                   By:
                                      -------------------------
                                      Name:
                                      Title:

Accepted and Acknowledged:

FOOTHILL CAPITAL CORPORATION


By:
   -------------------------
   Name:
   Title:


                                             EXHIBIT A

                                          PLEDGE AMENDMENT


                   This Pledge Amendment, dated ____________, 19___, is delivered pursuant to Section 7 of the Pledge Agreement referred to below. [If this Pledge Amendment is being executed and delivered by a new Pledgor: The undersigned hereby acknowledges each and all of the provisions of the Pledge Agreement and joins in and agrees to be bound thereby as a Pledgor, mutatis mutandis.] The undersigned hereby agrees that: (a) this Pledge Amendment may be attached to the Pledge Agreement, dated as of December 20, 1996, between the Pledgors referred to therein and Foothill Capital Corporation; and (b) that the capital stock and other equity securities listed on this Pledge Amendment shall be and become part of the Pledged Collateral referred to in the Pledge Agreement and Schedule [I / II / III] thereto and shall secure all Secured Obligations. The terms defined in the Pledge Agreement or Loan Agreement are used herein as therein defined.

                                                            [NAME OF PLEDGOR]


                                                            By:___________
                                        Name:
                                        Title:

Pledgor  Issuer  Number  Class   Certif-   Former       Pledgor's  Jurisdiction
                 of              icate     Name, if     Percentage of
                 Shares          Number(s) any, in      Ownership  Organization
                                           which        of Total
                                           Certificate  Issued and
                                           Issued       Outstanding
                                                        represented
                                                        by Pledged
                                                        Shares


                                             SCHEDULE I



                                 Pledged Shares (Domestic Issuers)


                                          [TO BE ATTACHED]



                                            SCHEDULE II



                                  Pledged Shares (Foreign Issuers)


                                          [TO BE ATTACHED]




                                  Schedule III

                    Pledged Shares (Pledged Toehold Issurers)

Pledgor Pledged Toehold   Number of  Class Certificate Former       Pledgor's          Jurisdiction
        Issuer            Shares           Number(s)   Name, if     Percentage         of
                                                       any, in      Ownership of       Organization
                                                       which        Total Issued and
                                                       Certificate  Outstanding
                                                       Issued       represented by
                                                                    Pledged Shares
NONE    NONE              NONE       n/a   n/a         n/a          n/a                n/a



                                   Schedule I

                    Domestic Direct and Indirect Subsidiaries

                                 Pledged Shares
Pledgor       Pledged           Number Class  Certificate Former      Pledgor's Percentage Jurisdiction of
              Domestic          of            Number(s)   Name, if    Ownership of Total   Organization
              Issuer            Shares                    any, in     Issued and
                                                          which       Outstanding
                                                          Certificate Represented by
                                                          Issued      Pledged Shares

--------------------------------------------------------------------------------------------------------------
Intergraph    Intergraph        1,000  Common 1                       100%                 Delaware
Corporation   Delaware, Inc.
--------------------------------------------------------------------------------------------------------------
Intergraph    M&S Computing     1,000  Common 6                       100%                 Delaware
Corporation   Investments, Inc.
--------------------------------------------------------------------------------------------------------------
Intergraph    InterCAP Graphics 1,000  Common 3                       100%                 Delaware
Corporation   Systems, Inc.
--------------------------------------------------------------------------------------------------------------
Intergraph    Bestinfo, Inc.    1,000  Common C19                     100%                 Delaware
Corporation
--------------------------------------------------------------------------------------------------------------
Intergraph    Intergraph Asia   1,000  Common 1                       100%                 Delaware
Corporation   Pacific, Inc.
--------------------------------------------------------------------------------------------------------------
Intergraph    Veribest, Inc. ** 1,000  Common 1           Intergraph  100%                 Delaware
Corporation                                               Electronics
                                                          Holdings,
                                                          Inc.
--------------------------------------------------------------------------------------------------------------
Intergraph    Intergraph        1,000  Common 1                       100%                 Delaware
Corporation   Services Company,
              Inc.
--------------------------------------------------------------------------------------------------------------
Intergraph    Intergraph DISC,  3,000  Common 1                       100%                 Delaware
Delaware,     Inc.
Inc.
--------------------------------------------------------------------------------------------------------------
Intergraph    International     1,000  Common 1                       100%                 Delaware
Corporation   Public Safety,
              Inc.**
--------------------------------------------------------------------------------------------------------------
Intergraph    Intergraph China, 1,000  Common 1                       100%                 Delaware
Corporation   Inc.
--------------------------------------------------------------------------------------------------------------
M&S Computing Worldwide         1,000  Common 1           Intergraph  100%                 Delaware
Investments,  Services, Inc.                              Europe, Inc.
Inc.
--------------------------------------------------------------------------------------------------------------
Intergraph    Intergraph        1,000  Common 1                       100%                 Delaware
Corporation   Express, Inc.
--------------------------------------------------------------------------------------------------------------

** Employees and directors of each Company have been granted stock options for common shares of stock in each respective Company.


                                   Schedule II

                    Foreign Direct and Indirect Subsidiaries

                                 Pledged Shares

Pledgor        Pledged Foreign    Number    Class    Certificate  Former      Pledgor's      Jurisdiction
               Issuer             of                 Numbers(s)   Name, if    Percentage     of Organization
                                  Shares                          any, in     Ownership of
                                                                  which       Total Issued
                                                                  Certificate and
                                                                  Issued      Outstanding
                                                                              Represented
                                                                              by Pledged
                                                                              Shares
---------------------------------------------------------------------------------------------------------------
Intergraph     Intergraph Canada  25,000    Class A   AC-20                   All but        Canada
Corporation    Ltd.                         Voting                            Excluded
                                            Common                            Foreign
                                                                              Portion
---------------------------------------------------------------------------------------------------------------
Intergraph     Intergraph Canada  739,051   Class B   BC-150                  All but        Canada
Corporation    Ltd.                         Non-                              Excluded
                                            Voting                            Portion
                                            Common
---------------------------------------------------------------------------------------------------------------
Intergraph     Intergraph (UK),   2,799,000 Capital   1                       All but        England
Corporation    Ltd.                         Stock                             Excluded
                                                                              Portion
---------------------------------------------------------------------------------------------------------------
M&S Computing  Intergraph (UK),   1         Capital                           All but        England
Investments,   Ltd.                         Stock                             Excluded
Inc.                                                                          Portion
---------------------------------------------------------------------------------------------------------------
Intergraph DC  Intergraph (UK),   100,000   Capital                           All but        England
Corporation -  Ltd.                         Stock                             Excluded
Subsidiary 3                                                                  Portion
---------------------------------------------------------------------------------------------------------------
Intergraph     Intergraph Hong    3,353,999 Ordinary  5                       All but        Hong Kong
Corporation    Kong Limited                                                   Excluded
                                                                              Portion
---------------------------------------------------------------------------------------------------------------
M&S Computing  Intergraph Hong    1         Ordinary                          All but        Hong Kong
Investments,   Kong Limited                                                   Excluded
Inc.                                                                          Portion
---------------------------------------------------------------------------------------------------------------
M&S Computing  Intergraph         30,595    Common    1,2,3,4                 All but        Spain
Investments,   Espana, S.A.                                                   Excluded
Inc.                                                                          Foreign
                                                                              Portion
---------------------------------------------------------------------------------------------------------------
Intergraph     Intergraph         2,156     Common                            All but        Spain
Corporation    Espana, S.A.                                                   Excluded
                                                                              Foreign
                                                                              Portion
---------------------------------------------------------------------------------------------------------------
Intergraph     Intergraph         100       Common    001-100                 All but        Sweden
Corporation    (Sverige) AB       100       Common    101-200                 Excluded
                                  100       Common    201-300                 Foreign
                                  100       Common    301-400                 Portion
                                  100       Common    401-500
                                  4,500     Common    501-5000
                                  150,000   Common    5001-
                                                      155000
---------------------------------------------------------------------------------------------------------------
M&S Computing  Intergraph         260       Common    6                       All but        Switzerland
Investments,   (Switzerland) AG                                               Excluded
Inc.                                                                          Foreign
                                                                              Portion
---------------------------------------------------------------------------------------------------------------
Intergraph     Intergraph Virgin  1,000     Common    2                       All but        United
Delaware,      Islands                                                        Excluded       States
Inc.           Corporation                                                    Foreign        Virgin
                                                                              Portion        Islands
---------------------------------------------------------------------------------------------------------------
M&S Computing  Intergraph France  279,994   Common                            All but        France
Investments,   SA                                                             Excluded
Inc.                                                                          Foreign
                                                                              Portion
---------------------------------------------------------------------------------------------------------------
Intergraph DC  Intergraph France  11,000    Common                            All but        France
Corporation -  SA                                                             Excluded
Subsidiary 3                                                                  Foreign
                                                                              Portion
---------------------------------------------------------------------------------------------------------------
Intergraph     Intergraph France  1         Common                            All but        France
Corporation    SA                                                             Excluded
                                                                              Foreign
                                                                              Portion
---------------------------------------------------------------------------------------------------------------
Intergraph     Intergraph         N/A       N/A       N/A                     All but        Germany
Corporation    Holding GmbH                                                   Excluded
                                                                              Foreign
                                                                              Portion
---------------------------------------------------------------------------------------------------------------
Intergraph     Intergraph         5,350     Common    1,874-                  All but        The
Corporation    Benelux B.V.                           5,350                   Excluded       Netherlands
                                                                              Foreign
                                                                              Portion
---------------------------------------------------------------------------------------------------------------
Intergraph     Intergraph Saudi   1,125     Common                            All but        Saudi
Corporation    Arabia, Ltd.                                                   Excluded       Arabia
               (a/k/a Saudi                                                   Foreign
               Arabian                                                        Portion
               Intergraph Ltd. )
---------------------------------------------------------------------------------------------------------------
M&S Computing  Intergraph         4,889,610 Common    8                       All but        Singapore
Investments,   Systems Singapore                                              Excluded
Inc.           Pte Ltd.                                                       Foreign
                                                                              Portion
---------------------------------------------------------------------------------------------------------------
Intergraph     Intergraph         49,390    Common                            All but        Singapore
Corporation    Systems Singapore                                              Excluded
               Pte Ltd.                                                       Foreign
                                                                              Portion
---------------------------------------------------------------------------------------------------------------
Intergraph     Intergraph Japan   1,065     Common                            All but        Japan
Corporation    K.K.                                                           Excluded
                                                                              Foreign
                                                                              Portion
---------------------------------------------------------------------------------------------------------------
Intergraph     Intergraph Korea,  591,482                                     All but        South Korea
Corporation    Ltd.                                                           Excluded
                                                                              Foreign
                                                                              Portion
---------------------------------------------------------------------------------------------------------------
M&S Computing  Intergraph         9,500                                       All but        Finland
Investments,   Finland, Oy                                                    Excluded
Inc.                                                                          Foreign
                                                                              Portion
---------------------------------------------------------------------------------------------------------------



                  TRADEMARK SECURITY AGREEMENT
                  ----------------------------

          This TRADEMARK SECURITY AGREEMENT (this "Agreement"), dated as of December 20, 1996, is made by INTERGRAPH CORPORATION, a Delaware corporation ("Debtor"), in favor of FOOTHILL CAPITAL
CORPORATION, a California corporation ("Secured Party").

     RECITALS
     --------

          A. Debtor and Secured Party have entered into that certain Loan and Security Agreement, dated as of even date herewith (as amended, restated, modified, renewed or extended from time to time, the "Loan Agreement"), pursuant to which Secured Party has agreed to make certain financial accommodations to Debtor, and Debtor has granted to Secured Party a security interest in (among other things) certain of Debtor's general intangibles.

          B. Pursuant to the Loan Agreement and as one of the conditions precedent to the obligations of Secured Party under the Loan Agreement, Debtor has agreed to execute and deliver this Agreement to Secured Party for filing with the United States Patent and Trademark Office and with any other relevant recording systems in any domestic or foreign jurisdiction, and as further evidence of and to effectuate Secured Party's existing security interests in the trademarks and other general intangibles described herein.

     ASSIGNMENT
     ----------

          NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which is hereby acknowledged, Debtor hereby agrees in favor of Secured Party as follows:

          II.       Definitions; Interpretation.

               A. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

          "Event of Default" shall have the meaning ascribed thereto in the Loan Agreement.

          "Lien" means any pledge, security interest, assignment, charge or encumbrance, lien (statutory or other), or other prefer ential arrangement (including any agreement to give any security interest).

          "Proceeds" means whatever is receivable or received from or upon the sale, lease, license, collection, use, exchange or other disposition, whether voluntary or involuntary, of any Trademark Collateral, including "proceeds" as defined at California UCC Section 9306, all insurance proceeds and all proceeds of proceeds. Proceeds shall include (i) any and all accounts, chattel paper, instruments, general intangibles, cash and other proceeds, payable to or for the account of Debtor, from time to time in respect of any of the Trademark Collateral, (ii) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to or for the account of Debtor from time to time with respect to any of the Trademark Collateral, (iii) any and all claims and payments (in any form whatsoever) made or due and payable to Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Trademark Collateral by any Person acting under color of governmental authority, and (iv) any and all other amounts from time to time paid or payable under or in connection with any of the Trademark Collateral or for or on account of any damage or injury to or conversion of any Trademark Collateral by any Person.

          "PTO" means the United States Patent and Trademark Office and any successor thereto.

          "Secured Obligations" means all liabilities, obligations, or undertakings owing by Debtor to Secured Party of any kind or description arising out of or outstanding under, advanced or issued pursuant to, or evidenced by the Loan Agreement, the other Loan Documents, or this Agreement, irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, voluntary or involuntary, whether now existing or hereafter arising, and including all interest (including interest that accrues after the filing of a case under the Bankruptcy Code) and any and all costs, fees (including attorneys fees), and expenses which Debtor is required to pay pursuant to any of the foregoing, by law, or otherwise.

          "Trademark Collateral" has the meaning set forth in Sec tion 2.

          "Trademarks" has the meaning set forth in Section 2.

          "UCC" means the Uniform Commercial Code as in effect from time to time in the State of California.

          "United States" and "U.S." each mean the United States of America.

               B. Terms Defined in UCC. Where applicable and except as otherwise defined herein, terms used in this Agreement shall have the meanings assigned to them in the UCC.

               C. Interpretation. In this Agreement, except to the extent the context otherwise requires:

                    (i) Any reference to a Section or a Schedule is a reference to a section hereof, or a schedule hereto, respectively, and to a subsection or a clause is, unless otherwise stated, a reference to a subsection or a clause of the Section or subsection in which the reference appears.

                    (ii) The words "hereof," "herein," "hereto,"
     "hereunder" and the like mean and refer to this Agreement as a whole and not merely to the specific Section, subsection, paragraph or clause in which the respective word appears.

                    (iii) The meaning of defined terms shall be equally applicable to both the singular and plural forms of the terms defined.

                    (iv) The words "including," "includes" and
     "include" shall be deemed to be followed by the words "without limitation."

                    (v) References to agreements and other
     contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto.

                    (vi) References to statutes or regulations are to be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation referred to.

                    (vii) Any captions and headings are for con-venience of reference only and shall not affect the construction of this Agreement.

                    (viii) Capitalized words not otherwise
     defined herein shall have the respective meanings assigned to them in the Loan Agreement.

                    (ix) In the event of a direct conflict between the terms and provisions of this Agreement and the Loan Agreement, it is the intention of the parties hereto that both such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of the Loan Agreement shall control and govern; provided, however, that the inclusion herein of additional obligations on the part of Debtor and supplemental rights and remedies in favor of Secured Party (whether under California law or applicable federal law), in each case in respect of the Trademark Collateral, shall not be deemed a conflict in the Loan Agreement.

          III.      Security Interest.
                    -----------------

               A. Assignment and Grant of Security Interest. To secure the Secured Obligations, Debtor hereby grants, assigns, transfers and conveys to Secured Party a continuing security interest in all of Debtor's right, title and interest in and to the following property, whether now existing or hereafter acquired or arising and whether registered or unregistered (collectively, the "Trademark
Collateral"):

                    (i) all state (including common law), federal and foreign trademarks, service marks and trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, together with and including all licenses therefor held by Debtor, and all registrations and recordings thereof, and all applications filed or to be filed in connection therewith, including registrations and applications in the PTO, any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, including without limitation any of the foregoing identified on Schedule A hereto (as the same may be amended, modified or supplemented from time to time), and the right (but not the obligation) to register claims under any state or federal trademark law or regulation or any trademark law or regulation of any foreign country and to apply for, renew and extend any of the same, to sue or bring opposition or cancellation proceedings in the name of Debtor or in the name of Secured Party for past, present or future infringement or unconsented use thereof, and all rights arising therefrom throughout the world (collectively, the "Trademarks");

               (ii) all claims, causes of action and rights to sue for past, present or future infringement or unconsented use of any Trademarks and all rights arising therefrom and pertaining thereto;

               (iii) all general intangibles related to or arising out of any of the Trademarks and all the goodwill of Debtor's business symbolized by the Trademarks or associated therewith; and

               (iv) all products and Proceeds of any and all of the foregoing.

               B. Certain Exclusions from Grant of Security Interest. Anything in this Agreement and the other Loan Documents to the contrary notwithstanding, the foregoing grant, assignment, transfer, and conveyance of a security interest shall not extend to, and the term "Trademark Collateral" shall not include, any item of Trademark Collateral described in Section 2(a) above that is now or hereafter held by Debtor as licensee or otherwise, solely in the event and to the extent that: (i) as the proximate result of the foregoing grant, assignment, transfer, or conveyance of a security interest, Debtor's rights in or with respect to such item of Trademark Collateral would be forfeited or would become void, voidable, terminable, or revocable, or if Debtor would be deemed to have breached, violated, or defaulted the underlying license or other agreement that governs such item of Trademark Collateral pursuant to the restrictions in the underlying license or other agreement that governs such item of Trademark Collateral; (ii) any such restriction shall be effective and enforceable under applicable law, including Section 9318(4) of the Code; and (iii) any such forfeiture, voidness, voidability, terminability, revocability, breach, violation, or default cannot be remedied by Debtor using its best efforts (but without any obligation to make any material expenditures of money or to commence legal proceedings); provided, however, that the foregoing grant, assignment, transfer, and conveyance of security interest shall extend to, and the term "Trademark Collateral" shall include, (y) any and all Proceeds of such item of Trademark Collateral to the extent that the assignment or encumbering of such Proceeds is not so restricted, and (z) upon any such licensor or other applicable party's consent with respect to any such otherwise excluded item of Trademark Collateral being obtained, thereafter such item of Trademark Collateral as well as any Proceeds thereof that might theretofore have been excluded from such grant, assignment, transfer, and conveyance of a security interest and the term "Trademark Collateral."

               C. Continuing Security Interest. Debtor agrees that this Agreement shall create a continuing security interest in the Trademark Collateral which shall remain in effect until terminated in accordance with Section 17.

               D. Incorporation into Loan Agreement. This Agreement shall be fully incorporated into the Loan Agreement and all understandings, agreements and provisions contained in the Loan
Agreement shall be fully incorporated into this Agreement. Without limiting the foregoing, the Trademark Collateral described in this Agreement shall constitute part of the Collateral in the Loan
Agreement.

               E.  Licenses.   Anything in the Loan Agreement or this
Agreement to the contrary notwithstanding, Debtor may grant non-exclusive licenses of the Trademark Collateral (subject to the security interest (if any) of Secured Party therein) in the ordinary course of business consistent with past practice.

          IV. Further Assurances; Appointment of Secured Party as Attorney-in-Fact. Debtor at its expense shall execute and deliver, or cause to be executed and delivered, to Secured Party any and all documents and instruments, in form and substance satisfactory to Secured Party, and take any and all action, which Secured Party may reasonably request from time to time, to perfect and continue perfected, maintain the priority of or provide notice of Secured
Party's security interest in the Trademark Collateral and to accomplish the purposes of this Agreement. Secured Party shall have the right, in the name of Debtor, or in the name of Secured
Party or otherwise, without notice to or assent by Debtor, and Debtor hereby irrevocably constitutes and appoints Secured Party
(and any of Secured Party's officers or employees or agents designated by Secured Party) as Debtor's true and lawful attorney-in-fact with full power and authority, if Debtor refuses or fails to do so timely, (i) to sign the name of Debtor on all or any of such documents or instruments and perform all other acts that Secured Party deems necessary or advisable in order to perfect or continue perfected, maintain the priority or enforceability of or provide notice of Secured Party's security interest in, the Trademark Collateral, and (ii) to execute any and all other documents and instruments, and to perform any and all acts and things, for and on behalf of Debtor, which Secured Party reasonably may deem necessary or advisable to maintain, preserve and protect the Trademark Collateral and to accomplish the purposes of this Agreement, including (A) after the occurrence and during the continuance of any Event of Default, to defend, settle, adjust or institute any action, suit or proceeding with respect to the Trademark Collateral, (B) during a Triggering Event, to assert or retain any rights under any license agreement for any of the Trademark Collateral, and (C) after the occurrence and during the continuance of any Event of Default, to execute any and all applications, documents, papers and instruments for Secured Party to use the Trademark Collateral, to grant or issue any exclusive or non-exclusive license with respect to any Trademark Collateral, and to assign, convey or otherwise transfer title in or dispose of the Trademark Collateral. The power of attorney set forth in this
Section 3, being coupled with an interest, is irrevocable so long as this Agreement shall not have terminated in accordance with
Section 17.

          V. Representations and Warranties. Debtor represents and warrants to Secured Party as follows:

               A. No Other Trademarks. Schedule A sets forth, as of the Closing Date, a true and correct list of all of the existing
Trademarks that are registered, or for which any application for registration has been filed with the PTO or any corresponding or similar trademark office of any other U.S. or foreign jurisdiction, and that are owned or held (whether pursuant to a license or otherwise) and used by Debtor.

               B. Trademarks Subsisting. Each of the Trademarks listed in Schedule A is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, and, to the best of Debtor's knowledge, each of the Trademarks is valid and enforceable.

               C. Ownership of Trademark Collateral; No Violation. (i) Debtor has rights in and good and defensible title to the existing Trademark Collateral, (ii) with respect to the Trademark Collateral shown on Schedule A hereto as owned by it, Debtor is the sole and exclusive owner thereof, free and clear of any Liens and rights of others (other than the security interest created hereunder), including licenses, registered user agreements and covenants by Debtor not to sue third persons, and (iii) with respect to any Trademarks for which Debtor is either a licensor or a licensee pursuant to a license or licensee agreement regarding such Trademark, each such license or licensing agreement is in full force and effect, Debtor is not in default of any of its obligations thereunder and, other than the parties to such licenses or licensing agreements, no other Person has any rights in or to any of the Trademark Collateral. To the best of Debtor's knowledge, the past, present and contemplated future use of the Trademark Collateral by Debtor has not, does not and will not infringe upon or violate any right, privilege or license agreement of or with any other Person.

               D. No Infringement. To the best of Debtor's knowledge, no material infringement or unauthorized use presently is being made of any of the Trademark Collateral by any Person.

               E. Powers. Debtor has the unqualified right, power and authority to pledge and to grant to Secured Party a security interest in all of the Trademark Collateral pursuant to this Agreement, and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person except as already obtained.

          VI. Covenants. So long as any of the Secured Obligations remain unsatisfied, Debtor agrees that it will comply with all of the covenants, terms and provisions of this Agreement, the Loan
Agreement and the other Loan Documents, and Debtor will promptly give Secured Party written notice of the occurrence of any event that could have a material adverse effect on any of the Trademarks or the Trademark Collateral, including any petition under the Bankruptcy Code filed by or against any licensor of any of the Trademarks for which Debtor is a licensee.

          VII. Future Rights. For so long as any of the Secured Obligations shall remain outstanding, or, if earlier, until Secured Party shall have released or terminated, in whole but not in part, its interest in the Trademark Collateral, if and when Debtor shall obtain rights to any new Trademarks, or any reissue, renewal or extension of any Trademarks, the provisions of Section 2 shall automatically apply thereto and Debtor shall give to Secured Party prompt notice thereof. Debtor shall do all things deemed necessary or advisable by Secured Party to ensure the validity, perfection, priority and enforceability of the security interests of Secured Party in such future acquired Trademark Collateral. In accordance with Section 3 hereof, Debtor hereby authorizes Secured Party to modify, amend or supplement the Schedules hereto and to re-execute this Agreement from time to time on Debtor's behalf and as its attorney-in-fact to include any future Trademarks which are or become Trademark Collateral and to cause such re-executed Agreement or such modified, amended or supplemented Schedules to be filed with the PTO.

          VIII. Secured Party's Duties. Notwithstanding any provision contained in this Agreement, Secured Party shall have no duty to exercise any of the rights, privileges or powers afforded to it and shall not be responsible to Debtor or any other Person for any failure to do so or delay in doing so. Except for the accounting for moneys actually received by Secured Party hereunder or in connection herewith, Secured Party shall have no duty or liability to exercise or preserve any rights, privileges or powers pertaining to the Trademark Collateral.

          IX. Remedies. From and after the occurrence and during the continuation of an Event of Default, Secured Party shall have all rights and remedies available to it under the Loan Agreement and applicable law (which rights and remedies are cumulative) with respect to the security interests in any of the Trademark
Collateral or any other Collateral. Debtor agrees that such rights and remedies include the right of Secured Party as a secured party to sell or otherwise dispose of its Collateral after default, pursuant to UCC Section 9504. Debtor agrees that Secured Party shall at all times have such royalty-free licenses, to the extent permitted by law, for any Trademark Collateral that is reasonably necessary to permit the exercise of any of Secured Party's rights or remedies upon or after the occurrence of (and during the continuance of) an Event of Default with respect to (among other things) any tangible asset of Debtor in which Secured Party has a security interest, including Secured Party's rights to sell inventory, tooling or packaging which is acquired by Debtor (or its successor, assignee or trustee in bankruptcy). In addition to and without limiting any of the foregoing, upon the occurrence and during the continuance of an Event of Default, Secured Party shall have the right but shall in no way be obligated to bring suit, or to take such other action as Secured Party deems necessary or advisable, in the name of Debtor or Secured Party, to enforce or protect any of the Trademark Collateral, in which event Debtor shall, at the request of Secured Party, do any and all lawful acts and execute any and all documents required by Secured Party in aid of such enforcement. To the extent that Secured Party shall elect not to bring suit to enforce such Trademark Collateral, Debtor agrees to use all reasonable measures and its diligent efforts, whether by action, suit, proceeding or otherwise, to prevent the infringement, misappropriation or violation thereof by others and for that purpose agrees diligently to maintain any action, suit or proceeding against any Person necessary to prevent such infringement, misappropriation or violation.

          X. Binding Effect. This Agreement shall be binding upon, inure to the benefit of and be enforceable by Debtor and Secured Party and their respective successors and assigns.

          XI. Notices. All notices and other communications hereunder shall be in writing and shall be mailed, sent or delivered in accordance with the Loan Agreement.

          XII. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California, except to the extent that the validity or perfection of the assignment and security interests hereunder in respect of any Trademark Collateral are governed by federal law, in which case such choice of California law shall not be deemed to deprive
Secured Party of such rights and remedies as may be available under federal law.

          XIII. Entire Agreement; Amendment. This Agreement, together with the Schedules hereto, contains the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior drafts and communications relating to such subject matter. Neither this Agreement nor any provision hereof may be modified, amended or waived except by the written agreement of the parties as provided in the Loan Agreement. Notwithstanding the foregoing, Secured Party may re-execute this Agreement or modify, amend or supplement the Schedules hereto as provided in Section 6 hereof.

          XIV. Severability. If one or more provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect in any jurisdiction or with respect to any party, such invalidity, illegality or unenforceability in such jurisdiction or with respect to such party shall, to the fullest extent permitted by applicable law, not invalidate or render illegal or unenforceable any such provision in any other jurisdiction or with respect to any other party, or any other provisions of this Agreement.

          XV. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counter parts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

          XVI. Loan Agreement. Debtor acknowledges that the rights and remedies of Secured Party with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Loan Agreement and all such rights and remedies are cumulative.

          XVII. No Inconsistent Requirements. Debtor acknowledges that this Agreement and the other Loan Documents may contain covenants and other terms and provisions variously stated regarding the same or similar matters, and Debtor agrees that all such covenants, terms and provisions are cumulative and all shall be performed and satisfied in accordance with their respective terms. To the extent of any conflict between the provisions of this Agreement and the Loan Agreement, however, the provisions of the Loan Agreement shall govern.

          XVIII. Termination. Upon the indefeasible payment in full of the Secured Obligations, including the cash collateralization, expiration, or cancellation of all Secured Obligations, if any, consisting of letters of credit, and the full and final termination of any commitment to extend any financial accommodations under the Loan Agreement, this Agreement shall terminate, and Secured Party shall execute and deliver such documents and instruments and take such further action reasonably requested by Debtor, at Debtor's expense, as shall be necessary to evidence termination of the security interest granted by Debtor to Secured Party hereunder, including cancellation of this Agreement by written notice from Secured Party to the PTO.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.


                            INTERGRAPH CORPORATION,
                            a Delaware corporation



                            By:
                                  -----------------------------

                            Title:
                                  -----------------------------




                            FOOTHILL CAPITAL CORPORATION,
                            a California corporation



                            By:
                                  ------------------------------
                            Title:
                                  ------------------------------




STATE OF CALIFORNIA    )
                       )ss
COUNTY OF LOS ANGELES )



     On January ___, 1997, before me, ____________________________,
Notary Public, personally appeared ____________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.



               ---------------------------------
               Signature

[SEAL]


STATE OF CALIFORNIA    )
                       )ss
COUNTY OF LOS ANGELES)


     On January ___, 1997, before me, ____________________________,
Notary Public, personally appeared ____________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.



               ----------------------------------
               Signature

[SEAL]


                           SCHEDULE A
                           ----------
              to the Trademark Security Agreement







                         [TO BE ATTACHED]




                              SCHEDULE A

                 to the Trademark Security Agreement
                       United States Trademark
                    Applications and Registrations
                    ------------------------------

United States Reg.        Mark              Reg. Date
------------------        ----              ---------
Serial No.
----------

74/597,438          Intervue                10/17/95
74/594,709          Smartsketch             10/10/95
74/553,690          Imagineer               pending
74/548,732          Exalt                   7/16/96
74/540,647          Geosolutions            pending
74/483,556          Geomedia                3/12/96
1,893,800           Geospatial Information  5/9/95
                    Manager
1,906,354           Veriscope               7/18/95
1,893,549           A/D Link                5/9/95
1,811,902           Modelview               12/21/93
1,775,024           Render A Revelation     6/8/93
                    Animate A Dream and
                    design
1,727,288           Intergraph and design   10/27/92
1,873,705           TDI                     1/17/95
1,846,558           EMS PowerPak            7/26/94
1,771,253           Interplot               5/18/93
1,816,380           Intertrak               1/11/94
74/691,667          Designreview            Pending
74/691,666          Pipegen                 Pending
74/677,633          Mogle                   3/19/96
74/677,632          Autogl                  Pending
74/668,557          Pixel Pro and design    Pending
1,624,043           Intergraph              11/20/96
1,579,939           Worksurface             1/30/90
1,172,090           OT (stylized) and       10/6/81
                    design
74/721,439          Solid Edge              Pending
75/111,467          Communicating           Pending
                    Geographically
74/691,667          Designreview            Pending
74/728,668          Imagescape              Pending
75/001,347          Intergraph Imagineer    Pending
75/072,383          Interstor               Pending
75/007,393          Netcheck & Design       Pending
74/668,557          PixelPro                Pending
74/094,854          RIS                     Pending
75/072,375          SmartPlant              Pending
75/135,343          TDZ                     Pending
                    Eagle                   4/17/90
                    InRail                  2/28/95
                    InterAct                12/30/86
                    InterPro                5/21/85




                    As of December 20, 1996



Foothill Partners II, L.P.
Foothill Partners III, L.P.
11111 Santa Monica Boulevard
Suite 1500
Los Angeles, California 90025


Ladies and Gentlemen:

           This letter will confirm the agreement of Intergraph Corporation, a Delaware corporation ("Borrower") that each of Foothill Partners II, L.P. and Foothill Partners III, L.P. (the "Funds"), in connection with their acquisition of participation interests in debt of the Borrower, will be entitled to the following contractual rights, in addition to the specified rights to certain non-public financial information, inspection rights, and other rights specifically provided to Foothill Capital Corporation ("FCC") and/or its participants under the Loan and Security Agreement, dated as of December 20, 1996 (the "Loan Agreement"):

          (1) The Funds each shall be permitted to select one representative ("Representatives") to consult with and advise management of Borrower on significant business issues, including such management's proposed annual operating plans, and management of Borrower will make itself available to meet with those Representatives regularly during each year by telephone and/or at Borrower's facility at mutually agreeable times, on reasonable prior written notice, for such consultation and advice and to review progress in achieving such plans.

          (2) In the event of any material development to or affecting Borrower's business (a) that could reasonably be expected to materially impair Borrower's ability to perform its obligations under the Loan Agreement or of Foothill to enforce the Obligations (as defined in the Loan Agreement) or to realize upon the Collateral (as defined in the Loan Agreement), or (b) that could reasonably be expected to have a material adverse effect on the value of the Collateral or the amount that FCC would be likely to receive (after giving consideration to delays in payment and costs of enforcement) in the liquidation of such Collateral, Borrower shall notify the Representatives and provide the Representatives with the opportunity, on reasonable prior written notice, to consult with and advise Borrower's management of its views with respect thereto.

          (3) The Representatives may examine the books and records of Borrower and visit and inspect its facilities and may reasonably request information at reasonable times and intervals concerning the general status of Borrower's financial conditions and operations.


Foothill Partners II, L.P.
Foothill Partners III, L.P.
As of December 20, 1996
Page 2



          (4) On reasonable prior written notice, the Representatives may discuss the business operations, properties and financial and other  conditions of Borrower with Borrower's officers, employees
and   directors   and   with  Borrower's  independent   certified
accountants and investment bankers.

          (5) The Funds shall be entitled to request that Borrower provide them when available, with copies of (i) all financial statements, forecasts and projections provided to or approved by
its   Board  of  Directors;  (ii)  all  notices,  minutes,  proxy materials, consents and correspondence and other material that it provides to its Directors and shareholders; (iii) any letter issued to Borrower by its accountants with respect to Borrower's internal controls; (iv) any documents filed by Borrower with the
Securities   and   Exchange  Commission;  (v)   copies   of   all
information, statements and reports provided to FCC under the Loan Agreements; and/or (vi) such other business and financial data as the Representatives reasonably may request in writing from time to time; other than, in each case, any such materials provided by Borrower to its Directors to the extent protected by applicable attorney work-product doctrine and/or attorney-client privilege.

           The Funds agree that they will not disclose to any third party any information provided to them by Borrower hereunder which is not generally available to the public or which is specifically designated by Borrower as confidential, except with the prior express approval of Borrower or as may otherwise by required by applicable law.

           The rights described herein shall apply and continue for so long as the Funds continue to hold any amount of indebtedness (or a participation interest therein) of Borrower owned by the Fund as of the closing date under the Loan Agreement.

                              Very truly yours,

                              INTERGRAPH CORPORATION


                              By:
                                 -------------------------------
                              Title:
                                    ----------------------------




Foothill Partners II, L.P.
Foothill Partners III, L.P.
As of December 20, 1996
Page 3




AGREED AND ACCEPTED AS OF THIS
20th DAY OF DECEMBER, 1996.

FOOTHILL PARTNERS II, L.P.

By:
   ---------------------------
    Managing General Partner

FOOTHILL PARTNERS III, L.P.

By:
   ---------------------------
    Managing General Partner



                    AMENDMENT NUMBER ONE TO
                  LOAN AND SECURITY AGREEMENT


          This AMENDMENT NUMBER ONE TO LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of January 14, 1997, by and between Foothill Capital Corporation, a California corporation ("Foothill"), on the one hand, and Intergraph Corporation, a Delaware corporation ("Borrower"), with reference to the following facts:

     A. Foothill and Borrower heretofore have entered into that certain Loan and Security Agreement, dated as of December 20, 1996 (as heretofore amended, supplemented, or otherwise modified, the "Agreement");

     B. Borrower has requested Foothill to amend the Agreement to, among other things, permit a subfacility for indemnities in respect of Borrower's Permitted F/X Contracts, as set forth in this Amendment;

     C. Foothill is willing to so amend the Agreement in accordance with the terms and conditions hereof; and

     D. All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Agreement, as amended hereby.


           NOW, THEREFORE, in consideration of the above recitals and the mutual premises contained herein, Foothill and Borrower hereby agree as follows:

          1.   Amendments to the Agreement.

               a. Section 1.1 of the Agreement hereby is amended by adding the following new defined terms in alphabetical order:

               "First  Amendment" means that  certain  Amendment
     Number One to Loan and Security Agreement, dated as of January 14, 1997, between Foothill and Borrower.

               "F/X Bank" means Norwest Bank Minnesota, National
     Association, or any successor thereto.

               "F/X Bank Parameters Letter" means that certain letter agreement, dated as of January 14, 1997, between F/X Bank and Borrower, a copy of which is attached hereto as Exhibit F-1, regarding the parameters under which F/X Bank provides foreign exchange currency services to Borrower.

               "F/X Line" has the meaning set forth in Section 2.4.

               "F/X   Reserve"  means,  as  of  any   date   of
     determination, a reserve equal to the maximum amount of obligations of Foothill to indemnify F/X Bank against losses or expenses incurred by F/X Bank in connection with Permitted F/X Contracts. As of January 14, 1997, the amount of the F/X Reserve is $3,500,000.

               "Permitted F/X Contracts" means foreign currency exchange contracts between F/X Bank and Borrower that: (a) are in respect of marked-to-market risk on foreign exchange future trades or options; (b) are entered into by Borrower in the ordinary course of its business; (c) are entered into in connection with the operational needs of Borrower's business and not for speculative purposes; (d) do not have a maturity date that is after the date five (5) Business Days prior to the Maturity Date; and (e) are provided by F/X Bank pursuant to the F/X Bank Parameters Letter.

               "Permitted Spot Trades" means foreign currency exchange transactions between F/X Bank and Borrower that:
     (a)  are  in respect of foreign exchange spot value  trades;
     (b) are entered into by Borrower in the ordinary course of its business; and (c) are entered into in connection with the operational needs of Borrower's business and not for speculative purposes; and (d) are conducted pursuant to the F/X Bank Parameters Letter.

               b. The following definitions contained in Section 1.1 of the Amendment are amended and restated in their entirety to read as follows:

               "Availability" means the amount of money that Borrower is entitled to borrow as Advances under Section 2.1, such amount being the difference derived when (a) the sum of the principal amount of Advances then outstanding (including any amounts that Foothill may have paid for the account of Borrower pursuant to any of the Loan Documents and that have not been reimbursed by Borrower) is subtracted from (b) the lesser of (i) the Maximum Revolving Amount less the sum of (y) the Letter of Credit Usage and (z) the F/X Reserve, or (ii) the Borrowing Base less the sum of (y) the Letter of Credit Usage and (z) the F/X Reserve.

               c. The first sentence of Section 2.1(a) of the Agreement hereby is amended and restated in its entirety to read as follows:

     Subject to the terms and conditions of this Agreement, Foothill agrees to make advances ("Advances") to Borrower in an amount outstanding not to exceed at any one time the lesser of (i) the Maximum Revolving Amount less the sum of the Letter of Credit Usage and the F/X Reserve, or (ii) the Borrowing Base less the sum of the Letter of Credit Usage and the F/X Reserve.

               d. The second sentence of Section 2.2(a) of the Agreement hereby is amended and restated in its entirety to read as follows:

     Foothill shall have no obligation to issue a Letter of Credit if any of the following would result:

                                    (i)    the  Letter of  Credit
               Usage would exceed the Borrowing Base less the sum of the amount of outstanding Advances and the F/X
               Reserve, or

                                    (ii)   the  Letter of  Credit
               Usage would exceed the lower of (y) the Maximum Revolving Amount less the sum of the amount of outstanding Advances and the F/X Reserve, or (z) $60,000,000, or

                                      (iii)    the    outstanding
               Obligations (other than under the Term Loan) would exceed the Maximum Revolving Amount.


               e. Section 2.4 of the Agreement hereby is amended and restated in its entirety to read as follows:

               2.4   Subfacility  for Borrower's  Permitted  F/X
     Contracts (the "F/X Line").

                     (a)   If  requested to do  so  by  Borrower,
     Foothill may, in its sole discretion, enter into agreements with F/X Bank pursuant to which Foothill would indemnify F/X Bank against losses or expenses incurred by F/X Bank in connection with Permitted F/X Contracts, notwithstanding any objections by Borrower as to the amount of such losses or expenses. If Foothill is obligated to advance funds under an F/X Line indemnity, Borrower immediately shall reimburse such amount to Foothill and, in the absence of such reimbursement, the amount so advanced immediately and automatically shall be deemed to be an Advance hereunder and, thereafter, shall bear interest at the rate then applicable to Advances under Section 2.6. If, upon the maturity date of any Permitted F/X Contract, Borrower does not have Availability in an amount sufficient to pay the full amount of Borrower's obligations to F/X Bank under such contract, Foothill may, in its sole discretion, instruct F/X Bank to liquidate such Permitted F/X Contract, at Borrower's sole expense, and to apply any amounts thereunder that would have been payable to Borrower against the amounts owed to F/X Bank by Borrower. Any amounts paid by Foothill to F/X Bank and any other costs or expenses incurred by Foothill in connection with any such Permitted F/X Contracts shall constitute Advances, shall be secured by all of the Collateral, and thereafter shall be payable by Borrower to Foothill together with interest as provided for herein.

                     (b)   Borrower  hereby agrees to  indemnify,
     save, defend, and hold Foothill harmless from any loss, cost, expense, or liability, including payments made by Foothill, expenses, and reasonable attorneys fees incurred by Foothill arising out of or in connection with any F/X Line indemnity.

                     (c)  Any and all charges, commissions, fees,
     and costs incurred by Foothill relating to Permitted F/X Contracts that are the subject of an F/X Line indemnity by Foothill shall be considered Foothill Expenses for purposes of this Agreement and immediately shall be reimbursable by Borrower to Foothill.

                    (d) Immediately upon the termination of this Agreement, Borrower agrees to either (i) provide cash collateral to be held by Foothill in an amount equal to 105% of the maximum amount of Foothill's obligations under the F/X Line indemnities, or (ii) cause to be delivered to Foothill releases of all of Foothill's obligations under outstanding F/X Line indemnities. At Foothill's discretion, any proceeds of Collateral received by Foothill after the occurrence and during the continuation of an Event of Default may be held as the cash collateral required by this
     Section 2.4(d).

                     (e)   The amount of the F/X Reserve  may  be
     reduced from time to time by Foothill upon the receipt and written acceptance by Foothill of an F/X Reserve Reduction Certificate, in the form of that attached hereto as Exhibit F-2, duly executed by both Borrower and F/X Bank, not less than 2 Business Days prior to the requested effective date of such reduction.

                     (f)   So  long  as no Triggering  Event  has
     occurred and is continuing or would result therefrom, the amount of the F/X Reserve may be increased from time to time by Foothill in its sole discretion upon the receipt and written acceptance by Foothill of an F/X Reserve Increase Certificate, in the form of that attached hereto as Exhibit F-3, duly executed by both Borrower and F/X Bank, not less than 2 Business Days prior to the requested effective date of such increase.

                     (g)   Anything in the Loan Documents to  the
     contrary notwithstanding, Permitted Spot Trades shall be deemed to qualify as Permitted F/X Contracts eligible for coverage under an F/X Line indemnity solely until such time, if ever, as Foothill is obligated to advance funds under an F/X Line indemnity to cover obligations owing but unpaid by Borrower to F/X Bank in respect of Permitted Spot Trades and, thereafter, Permitted Spot Trades shall no longer be deemed to qualify as Permitted F/X Contracts eligible for coverage under an F/X Line indemnity and F/X Line indemnities shall no longer be permitted to be issued in respect of Permitted Spot Trades.

               f. The first sentence of Section 3.5 of the Agreement hereby is amended and restated in its entirety to read as follows:

     On the date of termination of this Agreement, all Obligations (including contingent reimbursement obligations of Borrower with respect to any outstanding Letters of Credit or any outstanding F/X Line indemnities) immediately shall become due and payable without notice or demand.

               g. The preamble to Section 5 of the Agreement hereby is amended and restated in its entirety to read as follows:

     In order to induce Foothill to enter into this Agreement, Borrower makes the following representations and warranties which shall be true, correct, and complete in all respects as of the Closing Date, and at and as of the date of the making of each Advance or Letter of Credit or F/X Line indemnity made thereafter, as though made on and as of the date of such Advance or Letter of Credit or F/X Line indemnity (except to the extent that such representations and warranties relate solely to an earlier date) and such representations and warranties shall survive the execution and delivery of this Agreement:

               h. Section 7.1(a) of the Agreement hereby is amended and restated in its entirety to read as follows:

                     (a)    Indebtedness   evidenced   by   this
     Agreement, together with Indebtedness to issuers of letters of credit that are the subject of L/C Guarantees and Indebtedness to F/X Bank under Permitted F/X Contracts;

               i.    The subsection of Section 7.19 of the Agreement that
reads  "withdraw,  or  permit  any  Subsidiary  of  Borrower   to
withdraw, from any Multiemployer Plan where such withdrawal is reasonably likely to result in any liability of any such entity under Title IV of ERISA;" and that is numbered in Section 7.19 of the Agreement as `subsection 7.(yyyy)' hereby is re-numbered as `subsection (h)'.

               j. A new subsection (n) hereby is added to Section 9.1 of the Agreement in proper numerical order as follows:

                     (n)   Foothill  may, at its option,  require
     Borrower to deposit with Foothill funds in an amount equal to the F/X Line Reserve (if any), and, if Borrower fails to make such deposit promptly, Foothill may advance such amount as an Advance (whether or not an Overadvance is created thereby). Any such deposit or the proceeds of such Advance shall be held by Lender as a reserve to fund indemnity obligations owing to F/X Bank under the F/X Line. At such time (if ever) as all such indemnity obligations have been paid or terminated, any amounts remaining in such reserve shall be applied against any outstanding Obligations or, if all Obligations have been indefeasibly paid in full, returned to Borrower.


          2. Representations and Warranties. Borrower hereby represents and warrants to Foothill that: (a) the execution, delivery, and performance of this Amendment and of the Agreement, as amended by this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) this Amendment and the Agreement, as amended by this Amendment, constitute Borrower's legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms; and (c) attached hereto as Exhibit F-1 is a true, correct, and complete copy of the F/X Bank Parameters Letter.

          3. Conditions Precedent to Amendment. The satisfaction of each of the following on or before, unless otherwise specified
below,   the   First  Amendment  Closing  Date  shall  constitute
conditions precedent to the effectiveness of this Amendment:

               a. Foothill shall have received the reaffirmation and consent of each of the Obligors (other than Borrower) attached
hereto  as  Exhibit  A,  duly  executed  and  delivered  by   the
respective authorized officials thereof;

               b. Foothill shall have received a certificate from the Secretary of Borrower attesting to the incumbency and signatures of authorized officers of Borrower and to the resolutions of Borrower's Board of Directors authorizing its execution and delivery of this Amendment and the performance of this Amendment and the Agreement as amended by this Amendment, and authorizing specific officers of Borrower to execute and deliver the same;

               c.    Foothill shall have received all required consents of
Foothill's   participants  in  the  Obligations   to   Foothill's
execution, delivery, and performance of this Amendment;

               d. The representations and warranties in this Amendment, the Agreement as amended by this Amendment, and the other Loan
Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

               e. No Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

               f.    No injunction, writ, restraining order, or other order
of   any   nature   prohibiting,  directly  or  indirectly,   the
consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower, Foothill, or any of their Affiliates;

               g. The Collateral shall not have declined materially in value from the values set forth in the most recent appraisals or field examinations previously done by Foothill; and

               h. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Foothill and its counsel.

          4. Effect on Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its  respective terms and hereby is ratified and confirmed in all
respects.   The  execution, delivery,  and  performance  of  this
Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment, of any right, power, or remedy of Foothill under the Agreement, as in effect prior to the date hereof.

          5. Further Assurances. Borrower shall execute and deliver all agreements, documents, and instruments, in form and substance satisfactory to Foothill, and take all actions as Foothill may reasonably request from time to time, to perfect and maintain the perfection and priority of Foothill's security interests in the Collateral and the Real Property, and to fully consummate the transactions contemplated under this Amendment and the Agreement, as amended by this Amendment.

          6.   Miscellaneous.

               a. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

               b.    Upon the effectiveness of this Amendment, each
reference   in  the  Loan  Documents  to  the  "Loan  Agreement",
"thereunder", "therein", "thereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

               c. Upon the effectiveness of this Amendment, each reference in the Agreement and the other Loan Documents to Exhibit F-1, Exhibit F-2, or Exhibit F-3 of the Agreement shall mean and refer to Exhibit F-1, Exhibit F-2, or Exhibit F-3 attached hereto, respectively.

               d. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.


                  [remainder of page intentionally left blank]



          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.


                              FOOTHILL CAPITAL CORPORATION,
                              a California corporation


                              By____________________________

                              Title:________________________



                              INTERGRAPH CORPORATION, a Delaware corporation


                              By____________________________

                              Title:________________________




                           EXHIBIT  A
                           ----------

                   Reaffirmation and Consent

                 All  capitalized  terms  used  herein  but   not
otherwise defined herein shall have the meanings ascribed to them in that certain Amendment Number One to Loan and Security
Agreement, dated as of January 14, 1997 (the "Amendment").   Each
of the undersigned hereby (a) represents and warrants to Foothill
that   the   execution,   delivery,  and  performance   of   this
Reaffirmation and Consent are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the amendment of the Agreement by the Amendment; (c) acknowledges and reaffirms its obligations owing to Foothill under the Pledge Agreement and any other Loan Documents to which it is party; and (d) agrees that each of the Pledge Agreement and any other Loan Documents to which it is a
party  is  and  shall remain in full force and effect.   Although
each of the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that Foothill has no obligation to inform it of such matters in the future or to seek its acknowledgement or agreement to future amendments, and nothing herein shall create such a duty.


                              M&S COMPUTING INVESTMENTS, INC.,  a
                              Delaware corporation

                              By ___________________________
                              Title:________________________


                              INTERGRAPH DELAWARE, INC., a Delaware
                              corporation

                              By ___________________________
                              Title:________________________



                          Exhibit F-1
                          -----------

                        [TO BE ATTACHED]



                          Exhibit F-2
                          -----------

               F/X RESERVE REDUCTION CERTIFICATE

Today's date:____________________

(1)       FROM INTERGRAPH TO: NORWEST BANK MINNESOTA
                              ATTENTION: Mike Schaefer/Ann Johnson
                              FACSIMILE: (612) 667-0513

(2)       FROM NORWEST TO:    FOOTHILL CAPITAL CORPORATION
                              ATTENTION: Bryan Hamm
                              FACSIMILE: (617) 722-9485

(3)       FROM FOOTHILL TO INTERGRAPH AND NORWEST:

Reference  hereby  is  made  to that certain  Loan  and  Security
Agreement, dated as of December 20, 1996 (as amended, supplemented, and modified, the "Loan Agreement"), between Foothill Capital Corporation ("Foothill") and Intergraph Corporation ("Borrower"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

Pursuant to Section 2.4 of the Agreement, Borrower hereby requests a reduction in the F/X Reserve from the current amount of $____________ to the new amount of $_____________, such reduction to become effective on _____________,______.

INTERGRAPH CORPORATION        FACSIMILE: (205) 730-2742
                              ATTENTION: Roger Fulton
By:_______________________

Its:______________________

NORWEST BANK MINNESOTA, N.A.

By:_______________________

Its:______________________

FOOTHILL CAPITAL CORPORATION

By:_______________________

Its:______________________



                          Exhibit F-3
                          -----------

                F/X RESERVE INCREASE CERTIFICATE

Today's date:____________________

(1)       FROM INTERGRAPH TO: FOOTHILL CAPITAL CORPORATION
                              ATTENTION: Bryan Hamm
                              FACSIMILE: (617) 722-9485

(2)       FROM FOOTHILL TO:   NORWEST BANK MINNESOTA
                              ATTENTION: Mike Schaefer/Ann Johnson
                              FACSIMILE: (612) 667-0513

(3)       FROM NORWEST TO INTERGRAPH AND FOOTHILL:

Reference hereby is made to that certain Loan and Security Agreement, dated as of December 20, 1996 (as amended, restated, supplemented, and modified from time to time, the "Loan Agreement"), between Foothill Capital Corporation ("Foothill") and Intergraph Corporation ("Borrower"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

Pursuant to Section 2.4 of the Agreement, Borrower hereby requests an increase in the F/X Reserve from the current amount of $____________ to the new amount of $_____________, such increase to become effective on _____________,______.

INTERGRAPH CORPORATION        FACSIMILE: (205) 730-2742
                              ATTENTION: Roger Fulton
By:_______________________

Its:______________________

FOOTHILL CAPITAL CORPORATION

By:_______________________

Its:______________________

NORWEST BANK MINNESOTA, N.A.

By:_______________________

Its:______________________



                          Exhibit F-1
                          -----------

January 14, 1997

Mr. Bryan Hamm
Vice President
Foothill Capital Corporation
60 State Street, Suite 1150
Boston, MA  02109

Dear Bryan:

Following are facts relating to the foreign exchange line we wish to establish with Norwest Bank Minnesota, N.A.:

FACT ONE: Intergraph Corporation ("Intergraph") has previously entered into a Loan and Security Agreement with Foothill Capital Corporation ("Foothill") dated as of December 20, 1996.

Intergraph desires to use the service (the "Service") of Norwest Bank Minnesota ("Norwest"), effective immediately, in order to hedge its foreign exchange exposure:

FACT THREE: Norwest is willing to perform such Service and establish a foreign exchange line ("the FX Line") on the condition that Foothill shall indemnify Norwest for the mark-to-market exposure ("Exposure Reserve") on the FX line;

FACT FOUR: Foothill has agreed to provide such indemnification to Norwest on behalf of Intergraph and to do so effective immediately, subject to Intergraph executing additional documentation in a form acceptable to Foothill;

FACT FIVE: Norwest has initially determined that it will require an Exposure Reserve equal to seven and one half percent (7 1/2%) on each foreign exchange trade and that it will only issue trades having a maturity of no more than four months. And Intergraph has agreed to the Norwest Exposure Reserve;

NOW THEREFORE the parties hereto agree as follows:

Intergraph hereby requests that Foothill reserve from availability on its line of credit with Foothill an amount equal to $3,500,000.00 USD and authorizes Foothill to provide the same amount to Norwest as indemnification for the FX Line. Intergraph agrees that should it fail to settle any trades with Norwest, Foothill will, upon receipt of written notice from Norwest, pay Norwest the mark-to-market amount as determined by Norwest, notwithstanding any objection by Intergraph and Foothill will charge such amount against Intergraph's loan with Foothill.

Foothill hereby agrees to indemnify Norwest for the mark-to-market exposure on foreign exchange trades, up to $3,500,000.00 USD.

Norwest agrees it will institute the necessary internal procedures to enable Intergraph to execute foreign exchange trades and acknowledges that Foothill's indemnity to Norwest shall be equal to the lesser of $3,500,000.00 USD or the total notional USD amount of all outstanding foreign exchange trades, as determined on the trade date, times seven and one half percent.

Foothill reserves the right to terminate this agreement at any time by written notice to both Intergraph and Norwest. Such notice shall be transmitted via facsimile, Certified Mail, courier or by personal delivery. No such termination shall impair the rights of any party with respect to transactions processed prior to the effective date of termination.

Sincerely,

/s/ Larry J. Laster

Larry J. Laster
Executive Vice President
and Chief Financial Officer

AGREED TO AND ACKNOWLEDGED:

FOOTHILL CAPITAL CORPORATION

/s/ Bryan Hamm
------------------------------
BY: Bryan Hamm, Vice President

/s/ Paz Hernandez
------------------------------
BY: Paz Hernandez, Vice President/Assistant Treasurer

NORWEST BANK MINNESOTA, N.A.

/s/ Charles D. White
------------------------------
BY: Charles D. White, Treasurer